UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Index Funds

Annual Report October 31, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Equity Index Fund	FAEIX	FCEIX	FADSX	FEIIX
Nuveen Mid Cap Index Fund	FDXAX	FDXCX	FMCYX	FIMEX
Nuveen Small Cap Index Fund	FMDAX	FPXCX	ARSCX	ASETX

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Table

of Contents

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Chairman’s Letter

to Shareholders

Dear Shareholders,

After a sluggish first half of 2016, the U.S. economy gained some momentum in the third quarter. In fact, it was the economy’s strongest quarterly acceleration in two years, propelled by healthy consumer spending, a temporary surge in exports and a turnaround in inventories. As the year winds down, 2016 looks on track to deliver the same steady-but-slow growth that has characterized the seven-year recovery.

A year ago, the U.S. Federal Reserve (Fed) took the first step toward policy “normalization” by raising its benchmark interest rate at its December 2015 meeting. Speculation about the Fed’s intentions since then has been a strong influence on the markets throughout 2016. After remaining on hold for a year, the Fed judged that the economy’s modest growth, the return to “full” employment and an uptick in inflation were sufficient to raise the target rate at the December 2016 meeting.

Global conditions continue to look subdued by comparison. Investors continue to adjust to the idea of a slower Chinese economy, which has helped commodity prices stabilize and lift global inflation expectations. The U.K.’s June 23rd “Brexit” vote to leave the European Union introduced a new set of economic and political uncertainties to the already fragile conditions across Europe. Moreover, there are growing concerns that global central banks’ unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently negative in Europe and Japan and near or at zero in the U.S., U.K. and elsewhere; nonetheless, growth has remained subdued.

Since the election, U.S. stocks have rallied strongly on expectations that the Republican controlled Congress and Trump administration will pursue more business friendly policies. But the details have yet to be seen. Given muted global growth, the risk of policy errors by central banks around the world, the unfolding Brexit process and an uncertain political outlook (not just in the U.S. but also in Europe), we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 22, 2016

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Portfolio Managers’

Comments

Nuveen Equity Index Fund

Nuveen Mid Cap Index Fund

Nuveen Small Cap Index Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. During this reporting period, David A. Friar and Michael N. Lindh, CFA and CPA, were the portfolio managers for the Funds. David has managed the Nuveen Equity Index Fund since 2000 and the Nuveen Mid Cap Index Fund and the Nuveen Small Cap Index Fund since 2001. Michael was named co-manager of all three Funds in 2014.

The Nuveen Equity Index, the Nuveen Mid Cap Index and the Nuveen Small Cap Index Funds will be liquidated after the close of business on April 27, 2017.

On the following pages, the portfolio management teams for the Funds discuss economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2016.

What factors affected the U.S. economy and the financial markets during the twelve-month reporting period ended October 31, 2016?

The restrained pace of growth that has defined the U.S. economic recovery since 2009 continued in the twelve-month reporting period. Growth over the previous four calendar quarters averaged below 2% (annualized), as measured by real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. For most of the reporting period, consumer spending remained healthy but was offset by the drag from the inventory cycle, lackluster business spending and weak net exports. As a result, GDP growth stayed below 1.5% from the fourth quarter of 2015 through the second quarter of 2016. However, decent consumer spending, an inventory turnaround and a short-term jump in exports contributed to a more robust gain of 3.2% in the third quarter, as reported by the “second” estimate of the Bureau of Economic Analysis.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate was little changed at 4.9% in October 2016 from 5.0% in October 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. Although consumer spending gains were rather muted in the latter half of 2015, spending surged in the second quarter of 2016. Although inflation began to accelerate slightly in the reporting period, the overall level remained low, which also contributed to consumers’ willingness to buy. The Consumer Price Index (CPI) rose 1.6% over the twelve-month reporting period ended October 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.1% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

The housing market was another bright spot in the economy. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.5% annual gain in September 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.3% and 5.1%, respectively.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

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Portfolio Managers’ Comments (continued)

However, business investment remained soft over the reporting period. Corporate earnings growth continued to be constrained by diminished demand expectations amid sluggish U.S. and global growth, the impact of falling commodity prices and a strong U.S. dollar. Additionally, a murky outlook kept capital spending muted. Concerns about financial market turbulence in early 2016, the U.K.’s “Brexit” vote to leave the European Union (EU) and the U.S. presidential election weighed on business sentiment throughout the reporting period.

The consistent growth of the economy prompted the U.S. Federal Reserve (Fed) to raise the Fed funds rate from the zero bound range to a range of 0.25% to 0.50% in December 2015. The widely anticipated move had little impact on the financial markets. Over the remainder of the reporting period, speculation on the timing of future rate hikes drove short-term swings in the markets, including falling bond yields, rallies in the U.S. dollar and bouts of volatility in stock prices. For most of 2016, the Fed kept this rate unchanged due to concerns ranging from low inflation in the U.S. to weakening growth prospects globally and the U.K.’s Brexit vote. However, the third quarter’s strong GDP report and an uptick in inflation boosted expectations that the Fed would likely increase the target rate at the December 2016 meeting. As anticipated, subsequent to the close of the reporting period, the Fed raised the rate to a range of 0.50% to 0.75%.

Other market-moving events during the reporting period included a spike in volatility in January and February 2016 triggered by deteriorating sentiment about China’s economy, another sharp downturn in oil prices and concerns about central bank policy both in the U.S. and around the world. The Brexit referendum on June 23 also caught investors off guard. In response, U.K. sterling fell to 30-year lows and global equities tumbled while perceived safe-haven assets such as gold, the U.S. dollar and government bonds saw large inflows. However, the markets stabilized fairly quickly post-Brexit vote, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity. Following a relatively calm July and August 2016, volatility resumed in the final months of the reporting period. Investors worried whether central banks were reaching the limits of their effectiveness as global growth continues to stagnate. The health of the European banking sector came into question, renewing concerns about the potential to trigger a wider crisis. Political uncertainty increased leading up to the November U.S. presidential election, and after the close of the reporting period, the unexpected win of Donald Trump contributed to an initial sell-off across global markets. However, after digesting the “shock”, U.S. equities rallied strongly and global developed market stocks pared their losses, while emerging markets, fixed income and gold remained lower.

Despite several bouts of significant volatility, the U.S. equity market ended the twelve-month reporting period with a gain of 4.51% as measured by the S&P 500® Index. Small-cap stocks in the U.S. recovered from last year’s significant underperformance with a 4.11% return according to the Russell 2000® Index. Mid-cap stocks were in the same range. Across the capitalization spectrum in the U.S., investors favored the relatively safer, more defensive areas of the market for much of the reporting period, leading value stocks to strongly outperform growth stocks. Emerging markets outpaced other developed markets overseas as investors returned to this asset class in the second half of the reporting period, largely due to commodity price stability and the ongoing search for yield and returns. The MSCI Emerging Markets Index advanced 9.67%. Meanwhile, in developed overseas markets, Europe struggled and turned in negative results, dragging down the overall return of the MSCI EAFE Index to -2.74% for the twelve-month reporting period.

Nuveen Equity Index Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the Lipper S&P 500® Index Objective Funds Classification Average, but underperformed the S&P 500® Index during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund’s investment objective is to replicate the return of the S&P 500® Index as closely as possible, with consideration given to turnover costs and fees. S&P Dow Jones changes the index definition as often as weekly, deleting firms as they are acquired or when the membership committee determines that a firm is no longer representative of the index definition. Additionally, index weights are changed to reflect merger and acquisition activity or share issuance and repurchasing. These changes typically result in low turnover, well below 10% per year. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the

6	NUVEEN

issues included in the S&P 500® Index, depending on the size of the Fund. During the reporting period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

The Fund underperformed the S&P 500® Index during the twelve-month reporting period. The index experienced a divergence of nearly 21% between the returns of its best and worst performing sectors. The utilities sector was the standout performer due to heightened investor interest in more defensive, yield generating stocks, returning approximately 17% in the S&P 500® Index during the reporting period. The information technology and telecommunication services sectors also produced double-digit returns in the index, with both segments gaining nearly 11%. Only two sectors in the index reported negative results, health care and consumer discretionary. Health care fell approximately 4% in the index mainly due to weak results from the biotechnology and pharmaceuticals industries, which suffered from continued fears regarding drug pricing controls. The consumer discretionary sector was down approximately 2% on the back of cautious consumer spending. The newly formed real estate investment trust (REIT) sector, which was officially broken out from the financial sector during the reporting period, also turned in fairly lackluster results of around 2%. Following stronger results earlier in the year, the REIT sector took a step back after investors began to price in a higher likelihood that the Fed would raise rates later in 2016.

We also continued to invest in S&P 500® Index futures to convert cash into the equivalent of an S&P 500® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities. The Fund’s holdings of futures, which were matched to the level of cash, were helpful in keeping the Fund fully invested, neither overexposed nor underexposed to equities, despite cash flows. Due to the positive equity returns over the reporting period, these positions benefited the Fund’s performance.

Nuveen Mid Cap Index Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the Lipper Mid-Cap Core Funds Classification Average, but underperformed the S&P MidCap 400® Index for the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund’s investment objective is to replicate the return of the S&P MidCap 400® Index as closely as possible, with consideration given to turnover costs and fees. S&P Dow Jones changes the index definition as often as weekly, deleting firms as they are acquired or when the membership committee determines that a firm is no longer representative of the index definition. Additionally, index weights are changed to reflect merger and acquisition activity or share issuance and repurchasing. These changes typically result in low turnover, well below 20% per year. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the S&P MidCap 400® Index, depending on the size of the Fund. During the reporting period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

The Fund underperformed the S&P MidCap 400® Index during the twelve-month reporting period. The index experienced a divergence of more than 52% between the returns of its best and worst performing sectors. The utilities sector was the standout performer due to heightened investor interest in more defensive, yield generating stocks, returning approximately 22% in the S&P MidCap 400® Index during the reporting period. The materials sector also produced a double-digit return in the index, gaining nearly 19%. The newly formed real estate investment trust (REIT) sector, which was officially broken out from the financial sector during the reporting period, was another area of strength in the mid-cap universe. The sector was up more than 13%, holding onto gains realized earlier in the reporting period. Energy was the most significant laggard in the mid-cap space, ending the reporting period down almost 31% as many mid-cap companies have not yet recovered from the significant oil price decline over the past year. Telecommunication services and consumer discretionary also ended in negative territory, down approximately 8% and 3%, respectively.

NUVEEN	7

Portfolio Managers’ Comments (continued)

We also continued to invest in E-mini S&P MidCap 400® futures to convert cash into the equivalent of an S&P MidCap 400® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities. The Fund’s holdings of futures, which were matched to the level of cash, were helpful in keeping the Fund fully invested, neither overexposed nor underexposed to equities, despite cash flows. Due to the positive equity returns over the reporting period, these positions benefited the Fund’s performance.

Nuveen Small Cap Index Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the Lipper Small-Cap Core Funds Classification Average, but underperformed the Russell 2000® Index for the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund’s investment objective is to replicate the return of the Russell 2000® Index as closely as possible, with consideration given to turnover costs and fees. Russell Investments reconstitutes this index near the end of June each year, generally selecting the stocks that are numbered 1001 through 3000 of the largest eligible U.S. companies. (To reduce turnover expenses, companies near the 1000 breakpoint remain in their prior category.) Throughout the remainder of the year, the number of stocks in the index will vary as appropriate IPOs are added quarterly and stocks are removed because of merger and acquisition activity or delisting. Share changes due to issuance and repurchasing are adjusted monthly. These changes typically result in low turnover, well below 20% per year. The majority of changes are from successful firms that move up to the Russell 1000® Index. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the Russell 2000® Index, depending on the size of the Fund. During the reporting period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

The Fund underperformed the Russell 2000® Index during the reporting period. The index experienced a divergence of more than 33% between the returns of its best and worst performing sectors. The utilities sector was the standout performer due to heightened investor interest in more defensive, yield generating stocks, returning approximately 17% in the Russell 2000® Index during the reporting period. Four other sectors produced double-digit returns in the index, including materials, information technology, real estate investment trusts (REITs) and consumer staples, returning approximately 16%, 11%, 11% and 10%, respectively. The newly formed REIT sector was officially broken out from the financial sector during the reporting period. Energy was the most significant laggard in the small-cap space, ending the reporting period down more than 16% as many small-cap companies have not yet recovered from the significant oil price decline over the past year. Health care and consumer discretionary also ended in negative territory, down approximately 8% and 6%, respectively.

We also continued to invest in E-mini Russell 2000® futures to convert cash into the equivalent of a Russell 2000® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities. The Fund’s holdings of futures, which were matched to the level of cash, were helpful in keeping the Fund fully invested, neither overexposed nor underexposed to equities, despite cash flows. Due to the positive equity returns over the reporting period, these positions benefited the Fund’s performance.

8	NUVEEN

Risk Considerations

Nuveen Equity Index Fund

Nuveen Mid Cap Index Fund

Nuveen Small Cap Index Fund

Mutual fund investing involves risk; principal loss is possible. The Funds’ investments in common stocks involve the risk of decline due to adverse company or industry news or a general economic decline. The use of derivatives involves substantial financial risk and transaction costs. In addition, each Fund may fail to match index performance. Small- and mid-cap stocks are subject to greater price volatility and liquidity risks.

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10	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	11

Fund Performance and Expense Ratios (continued)

Nuveen Equity Index Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares	3.91%	12.88%	6.13%
S&P 500® Index	4.51%	13.57%	6.70%
Lipper S&P 500® Index Objective Funds Classification Average	3.84%	12.93%	6.13%

Class C Shares	3.10%	12.04%	5.33%
Class R3 Shares	3.65%	12.60%	5.87%
Class I Shares	4.17%	13.17%	6.39%

Average Annual Total Returns as of September 30, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares	14.74%	15.68%	6.66%
Class C Shares	13.89%	14.81%	5.87%
Class R3 Shares	14.45%	15.39%	6.40%
Class I Shares	15.03%	15.97%	6.93%

Index and Lipper averages are not available for direct investment.

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% contingent deferred sales charge (CDSC) for redemptions within less than twelve months of purchase, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	0.71%	1.46%	0.96%	0.46%
Net Expense Ratios	0.59%	1.34%	0.84%	0.34%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2018, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.34% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

12	NUVEEN

Growth of an Assumed $10,000 Investment as of October 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	13

Fund Performance and Expense Ratios (continued)

Nuveen Mid Cap Index Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares	5.43%	12.18%	7.78%
S&P MidCap 400® Index	6.26%	12.92%	8.38%
Lipper Mid-Cap Core Funds Classification Average	2.79%	11.24%	6.39%

Class C Shares	4.67%	11.35%	6.97%
Class R3 Shares	5.15%	11.89%	7.51%
Class I Shares	5.76%	12.47%	8.04%

Average Annual Total Returns as of September 30, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares	14.51%	15.74%	8.51%
Class C Shares	13.68%	14.89%	7.71%
Class R3 Shares	14.27%	15.45%	8.24%
Class I Shares	14.82%	16.03%	8.79%

Index and Lipper averages are not available for direct investment.

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% contingent deferred sales charge (CDSC) for redemptions within less than twelve months of purchase, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	0.79%	1.54%	1.04%	0.54%
Net Expense Ratios	0.64%	1.39%	0.89%	0.39%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2018, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.41% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

14	NUVEEN

Growth of an Assumed $10,000 Investment as of October 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	15

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Index Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares	3.58%	10.89%	5.46%
Russell 2000® Index	4.11%	11.51%	5.96%
Lipper Small-Cap Core Funds Classification Average	3.01%	10.67%	5.89%

Class C Shares	2.82%	10.05%	4.67%
Class R3 Shares	3.31%	10.61%	5.20%
Class I Shares	3.86%	11.17%	5.73%

Average Annual Total Returns as of September 30, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares	14.85%	15.18%	6.57%
Class C Shares	14.05%	14.32%	5.78%
Class R3 Shares	14.65%	14.89%	6.30%
Class I Shares	15.20%	15.46%	6.84%

Index and Lipper averages are not available for direct investment.

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% contingent deferred sales charge (CDSC) for redemptions within less than twelve months of purchase, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.00%	1.75%	1.25%	0.74%
Net Expense Ratios	0.77%	1.52%	1.02%	0.52%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2018, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.54% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

16	NUVEEN

Growth of an Assumed $10,000 Investment as of October 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	17

Holding

Summaries as of October 31, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Equity Index Fund

Fund Allocation

(% of net assets)

Common Stocks	95.4%
Common Stock Rights	0.0%
Investments Purchased with Collateral from Securities Lending	1.2%
Money Market Funds	4.4%
U.S. Government and Agency Obligations	0.4%
Other Assets Less Liabilities	(1.4)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	5.8%
Banks	5.5%
Pharmaceuticals	5.1%
Internet Software & Services	4.5%
Software	4.3%
Technology Hardware, Storage & Peripherals	3.7%
IT Services	3.6%
Semiconductors & Semiconductor Equipment	3.1%
Media	2.8%
Equity Real Estate Investment Trusts	2.8%
Biotechnology	2.6%
Insurance	2.6%
Health Care Equipment & Supplies	2.5%
Capital Markets	2.5%
Internet and Direct Marketing Retail	2.4%
Industrial Conglomerates	2.4%
Health Care Providers & Services	2.4%
Diversified Telecommunication Services	2.4%
Specialty Retail	2.3%
Beverages	2.1%
Aerospace & Defense	2.1%
Food & Staples Retailing	2.1%
Electric Utilities	2.0%
Chemicals	2.0%
Household Products	1.9%
Other	19.9%
Common Stock Rights	0.0%
Investments Purchased with Collateral from Securities Lending	1.2%
Money Market Funds	4.4%
U.S. Government and Agency Obligations	0.4%
Other Assets Less Liabilities	(1.4)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	3.2%
Microsoft Corporation	2.4%
Exxon Mobil Corporation	1.8%
Johnson & Johnson	1.6%
Amazon.com, Inc.	1.6%

18	NUVEEN

Nuveen Mid Cap Index Fund

Fund Allocation

(% of net assets)

Common Stocks	97.4%
Common Stock Rights	0.0%
Investments Purchased with Collateral from Securities Lending	5.6%
Money Market Funds	2.3%
U.S. Government and Agency Obligations	0.5%
Other Assets Less Liabilities	(5.8)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Equity Real Estate Investment Trusts	11.0%
Banks	5.8%
Insurance	5.1%
Machinery	4.7%
Software	4.6%
Electronic Equipment, Instruments & Components	4.0%
IT Services	3.8%
Health Care Equipment & Supplies	3.7%
Capital Markets	3.4%
Chemicals	2.9%
Food Products	2.8%
Hotels, Restaurants & Leisure	2.6%
Semiconductors & Semiconductor Equipment	2.5%
Specialty Retail	2.2%
Gas Utilities	2.2%
Oil, Gas & Consumable Fuels	2.1%
Aerospace & Defense	2.0%
Electric Utilities	1.9%
Metals & Mining	1.9%
Health Care Providers & Services	1.8%
Containers & Packaging	1.7%
Household Durables	1.5%
Communications Equipment	1.5%
Energy, Equipment & Services	1.4%
Media	1.3%
Other	19.0%
Common Stock Rights	0.0%
Investments Purchased with Collateral from Securities Lending	5.6%
Money Market Funds	2.3%
U.S. Government and Agency Obligations	0.5%
Other Assets Less Liabilities	(5.8)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Idexx Labs Inc.	0.7%
WhiteWave Foods Company	0.6%
Everest Reinsurance Group Ltd	0.6%
Ingredion Inc.	0.6%
Duke Realty Corporation	0.6%

NUVEEN	19

Holding Summaries as of October 31, 2016 (continued)

Nuveen Small Cap Index Fund

Fund Allocation

(% of net assets)

Common Stocks	94.3%
Exchange-Traded Funds	0.0%
Common Stock Rights	0.0%
Warrants	0.0%
Investments Purchased with Collateral from Securities Lending	9.3%
Money Market Funds	5.5%
U.S. Government and Agency Obligations	0.3%
Other Assets Less Liabilities	(9.4)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	9.8%
Equity Real Estate Investment Trusts	7.2%
Biotechnology	4.5%
Software	4.1%
Semiconductors & Semiconductor Equipment	3.6%
Machinery	3.3%
Health Care Equipment & Supplies	3.0%
Hotels, Restaurants & Leisure	2.8%
Electronic Equipment, Instruments & Components	2.7%
Internet Software & Services	2.4%
Chemicals	2.3%
Specialty Retail	2.3%
Insurance	2.2%
Commercial Services & Supplies	2.2%
Thrifts & Mortgage Finance	2.1%
Oil, Gas & Consumable Fuels	2.1%
Health Care Providers & Services	2.0%
IT Services	2.0%
Pharmaceuticals	1.7%
Communications Equipment	1.7%
Aerospace & Defense	1.5%
Media	1.4%
Food Products	1.4%
Capital Markets	1.3%
Professional Services	1.3%
Household Durables	1.2%
Metals & Mining	1.2%
Auto Components	1.2%
Other	19.8%
Exchange-Traded Funds	0.0%
Common Stock Rights	0.0%
Warrants	0.0%
Investments Purchased with Collateral from Securities Lending	9.3%
Money Market Funds	5.5%
U.S. Government and Agency Obligations	0.3%
Other Assets Less Liabilities	(9.4)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Advanced Micro Devices, Inc.	0.3%
Microsemi Corporation	0.3%
Aspen Technology Inc.	0.2%
Curtiss Wright Corporation	0.2%
IDACORP, INC	0.2%

20	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2016.

The beginning of the period is May 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Equity Index Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,037.80	$1,033.50	$1,036.50	$1,039.10
Expenses Incurred During Period	$3.07	$6.90	$4.35	$1.79
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.12	$1,018.35	$1,020.86	$1,023.38
Expenses Incurred During Period	$3.05	$6.85	$4.32	$1.78

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.60%, 1.35%, 0.85% and 0.35% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

NUVEEN	21

Expense Examples (continued)

Nuveen Mid Cap Index Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,037.60	$1,033.70	$1,036.40	$1,039.30
Expenses Incurred During Period	$3.43	$7.21	$4.66	$2.10
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.77	$1,018.05	$1,020.56	$1,023.08
Expenses Incurred During Period	$3.40	$7.15	$4.62	$2.08

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.67%, 1.41%, 0.91% and 0.41% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Small Cap Index Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,058.40	$1,054.30	$1,056.90	$1,059.80
Expenses Incurred During Period	$4.09	$7.95	$5.38	$2.80
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.17	$1,017.39	$1,019.91	$1,022.42
Expenses Incurred During Period	$4.01	$7.81	$5.28	$2.75

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.54%, 1.04% and 0.54% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

22	NUVEEN

Report of

Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Equity Index Fund, Nuveen Mid Cap Index Fund and Nuveen Small Cap Index Fund (each a series of the Nuveen Investment Funds, Inc., hereinafter referred to as the “Funds”) at October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in Note 9 – Subsequent Events of the Notes to Financial Statements, after the close of business on April 27, 2017, the Funds will liquidate any remaining shareholder accounts and cease operations.

PricewaterhouseCoopers LLP

Chicago, IL

December 28, 2016

NUVEEN	23

Nuveen Equity Index Fund

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESMTENTS – 95.4%

	COMMON STOCKS – 95.4%

	Aerospace & Defense – 2.1%

21,619	Boeing Company	$3,079,194

10,694	General Dynamics Corporation	1,612,014

3,019	L-3 Communications Holdings, Inc.	413,422

9,406	Lockheed Martin Corporation	2,317,450

6,654	Northrop Grumman Corporation	1,523,766

11,602	Raytheon Company	1,584,949

4,888	Rockwell Collins, Inc.	412,156

10,522	Textron Inc.	421,722

1,242	TransDigm Group Inc., (2)	338,395

30,186	United Technologies Corporation	3,085,009
	Total Aerospace & Defense	14,788,077

	Air Freight & Logistics – 0.7%

5,690	C.H. Robinson Worldwide, Inc.	387,603

7,067	Expeditors International of Washington, Inc.	363,738

9,103	FedEx Corporation	1,586,835

25,760	United Parcel Service, Inc., Class B	2,775,898
	Total Air Freight & Logistics	5,114,074

	Airlines – 0.5%

782	Alaska Air Group, Inc.	56,476

20,610	American Airlines Group Inc.	836,766

29,128	Delta Air Lines, Inc.	1,216,677

24,760	Southwest Airlines Co.	991,638

13,038	United Continental Holdings Inc., (2)	733,127
	Total Airlines	3,834,684

	Auto Components – 0.2%

3,517	Adient PLC, (2)	160,084

7,505	BorgWarner Inc.	268,979

10,164	Delphi Automotive PLC	661,371

10,363	Goodyear Tire & Rubber Company	300,838
	Total Auto Components	1,391,272

	Automobiles – 0.5%

145,417	Ford Motor Company	1,707,196

51,842	General Motors Company	1,638,207

6,663	Harley-Davidson, Inc.	379,924
	Total Automobiles	3,725,327

24	NUVEEN

Shares	Description (1)	Value

	Banks – 5.5%

380,265	Bank of America Corporation	$6,274,373

31,443	BB&T Corporation	1,232,566

108,264	Citigroup Inc.	5,321,176

8,058	Citizens Financial Group Inc.	212,248

7,141	Comerica Incorporated	371,975

34,253	Fifth Third Bancorp.	745,345

32,229	Huntington BancShares Inc.	341,627

134,595	JP Morgan Chase & Co.	9,322,050

33,744	KeyCorp.	476,465

5,767	M&T Bank Corporation	707,784

12,440	People’s United Financial, Inc.	202,026

18,312	PNC Financial Services Group, Inc.	1,750,627

53,171	Regions Financial Corporation	569,461

20,341	SunTrust Banks, Inc.	920,023

59,951	U.S. Bancorp	2,683,407

169,212	Wells Fargo & Company	7,785,444

8,340	Zions Bancorporation	268,631
	Total Banks	39,185,228

	Beverages – 2.1%

6,797	Brown-Forman Corporation	313,817

141,956	Coca-Cola Company	6,018,934

6,903	Constellation Brands, Inc., Class A	1,153,629

7,661	Dr. Pepper Snapple Group	672,559

7,172	Molson Coors Brewing Company, Class B	744,525

5,037	Monster Beverage Corporation, (2)	727,041

53,627	PepsiCo, Inc.	5,748,814
	Total Beverages	15,379,319

	Biotechnology – 2.6%

60,686	AbbVie Inc.	3,385,065

8,356	Alexion Pharmaceuticals Inc., (2)	1,090,458

27,887	Amgen Inc.	3,936,529

8,165	Biogen Inc., (2)	2,287,670

28,884	Celgene Corporation, (2)	2,951,367

49,174	Gilead Sciences, Inc.	3,620,682

2,812	Regeneron Pharmaceuticals, Inc., (2)	970,196

9,233	Vertex Pharmaceuticals Inc., (2)	700,415
	Total Biotechnology	18,942,382

	Building Products – 0.3%

3,729	Allegion PLC	238,059

NUVEEN	25

Nuveen Equity Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Building Products (continued)

2,840	Fortune Brands Home & Security	$155,149

35,175	Johnson Controls International PLC	1,418,256

12,958	Masco Corporation	400,143
	Total Building Products	2,211,607

	Capital Markets – 2.5%

2,007	Affiliated Managers Group Inc., (2)	266,249

6,016	Ameriprise Financial, Inc.	531,754

39,786	Bank New York Mellon	1,721,540

4,547	BlackRock Inc.	1,551,618

44,862	Charles Schwab Corporation	1,422,125

12,627	CME Group, Inc.	1,263,963

12,615	E*Trade Group Inc., (2)	355,238

13,096	Franklin Resources, Inc.	440,811

14,052	Goldman Sachs Group, Inc.	2,504,628

4,435	Intercontinental Exchange Group, Inc.	1,199,180

15,274	Invesco LTD	429,047

3,436	Legg Mason, Inc.	98,682

6,729	Moody’s Corporation	676,399

54,855	Morgan Stanley	1,841,482

5,009	NASDAQ Stock Market, Inc.	320,426

7,936	Northern Trust Corporation	574,725

10,295	S&P Global, Inc.	1,254,446

13,661	State Street Corporation	959,139

9,261	T. Rowe Price Group Inc.	592,797
	Total Capital Markets	18,004,249

	Chemicals – 2.0%

1	AdvanSix, Inc.	8

7,532	Air Products & Chemicals Inc.	1,004,919

4,343	Albemarle Corporation	362,858

9,353	CF Industries Holdings, Inc.	224,566

41,990	Dow Chemical Company	2,259,482

32,581	E.I. Du Pont de Nemours and Company	2,241,247

5,504	Eastman Chemical Company	395,793

9,625	Ecolab Inc.	1,098,886

5,363	FMC Corporation	251,471

2,965	International Flavors & Fragrances Inc.	387,763

12,702	LyondellBasell Industries NV	1,010,444

16,306	Monsanto Company	1,643,156

13,125	Mosaic Company	308,831

26	NUVEEN

Shares	Description (1)	Value

	Chemicals (continued)

9,922	PPG Industries, Inc.	$924,036

10,741	Praxair, Inc.	1,257,341

2,989	Sherwin-Williams Company	731,887
	Total Chemicals	14,102,688

	Commercial Services & Supplies – 0.3%

3,399	Cintas Corporation	362,571

6,915	Pitney Bowes Inc.	123,364

9,234	Republic Services, Inc.	485,985

3,405	Stericycle Inc., (2)	272,706

16,083	Waste Management, Inc.	1,056,010
	Total Commercial Services & Supplies	2,300,636

	Communications Equipment – 1.0%

187,425	Cisco Systems, Inc.	5,750,199

2,468	F5 Networks, Inc., (2)	341,102

4,578	Harris Corporation	408,403

14,194	Juniper Networks Inc.	373,870

6,156	Motorola Solutions Inc.	446,802
	Total Communications Equipment	7,320,376

	Construction & Engineering – 0.1%

5,189	Fluor Corporation	269,776

4,847	Jacobs Engineering Group, Inc., (2)	250,008

6,535	Quanta Services Incorporated, (2)	187,881
	Total Construction & Engineering	707,665

	Construction Materials – 0.1%

2,285	Martin Marietta Materials	423,593

5,082	Vulcan Materials Company	575,282
	Total Construction Materials	998,875

	Consumer Finance – 0.7%

28,916	American Express Company	1,920,601

18,858	Capital One Financial Corporation	1,396,246

15,041	Discover Financial Services	847,260

13,898	Navient Corporation	177,616

23,362	Synchrony Financial	667,920
	Total Consumer Finance	5,009,643

	Containers & Packaging – 0.3%

3,670	Avery Dennison Corporation	256,129

5,545	Ball Corporation	427,353

15,955	International Paper Company	718,454

6,135	Owens-Illinois, Inc., (2)	118,406

NUVEEN	27

Nuveen Equity Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Containers & Packaging (continued)

7,605	Sealed Air Corporation	$347,016

9,850	WestRock Company	454,972
	Total Containers & Packaging	2,322,330

	Distributors – 0.1%

5,550	Genuine Parts Company	502,775

9,149	LKQ Corporation, (2)	295,330
	Total Distributors	798,105

	Diversified Consumer Services – 0.0%

8,165	H & R Block Inc.	187,550

	Diversified Financial Services – 1.5%

70,751	Berkshire Hathaway Inc., Class B, (2)	10,209,369

13,797	Leucadia National Corporation	257,590
	Total Diversified Financial Services	10,466,959

	Diversified Telecommunication Services – 2.4%

229,244	AT&T Inc.	8,433,887

20,345	CenturyLink Inc.	540,770

44,316	Frontier Communications Corporation, (3)	178,150

11,570	Level 3 Communications Inc., (2)	649,656

151,885	Verizon Communications Inc.	7,305,670
	Total Diversified Telecommunication Services	17,108,133

	Electric Utilities – 2.0%

6,028	Alliant Energy Corporation	229,365

18,323	American Electric Power Company, Inc.	1,188,063

25,673	Duke Energy Corporation	2,054,353

12,444	Edison International	914,385

6,670	Entergy Corporation	491,446

11,820	Eversource Energy	650,809

34,389	Exelon Corporation	1,171,633

15,844	FirstEnergy Corp.	543,291

17,405	NextEra Energy Inc.	2,227,840

18,576	PG&E Corporation	1,153,941

4,447	Pinnacle West Capital Corporation	338,550

25,268	PPL Corporation	867,703

35,423	Southern Company	1,826,764

19,695	Xcel Energy, Inc., (3)	818,327
	Total Electric Utilities	14,476,470

	Electrical Equipment – 0.5%

958	Acuity Brands Inc.	214,180

9,141	Ametek Inc.	403,118

28	NUVEEN

Shares	Description (1)	Value

	Electrical Equipment (continued)

17,289	Eaton PLC	$1,102,520

23,981	Emerson Electric Company	1,215,357

5,381	Rockwell Automation, Inc.	644,213
	Total Electrical Equipment	3,579,388

	Electronic Equipment, Instruments & Components – 0.4%

11,505	Amphenol Corporation, Class A	758,525

43,185	Corning Incorporated	980,731

5,115	FLIR Systems Inc.	168,386

13,250	TE Connectivity Limited	833,028
	Total Electronic Equipment, Instruments & Components	2,740,670

	Energy Equipment & Services – 1.0%

15,946	Baker Hughes Incorporated	883,408

8,408	FMC Technologies Inc., (2)	271,326

32,088	Halliburton Company	1,476,048

3,941	Helmerich & Payne Inc.	248,717

14,071	National-Oilwell Varco Inc.	451,679

51,822	Schlumberger Limited	4,054,035

12,798	Transocean Inc., (3)	122,989
	Total Energy Equipment & Services	7,508,202

	Equity Real Estate Investment Trust – 2.8%

15,855	American Tower Corporation	1,858,047

6,271	Apartment Investment & Management Company, Class A	276,363

5,116	AvalonBay Communities, Inc.	875,757

5,727	Boston Properties, Inc., (3)	689,989

12,579	Crown Castle International Corporation	1,144,563

5,712	Digital Realty Trust Inc., (3)	533,672

2,734	Equinix Inc.	976,804

13,621	Equity Residential	841,097

1,855	Essex Property Trust Inc.	397,137

4,688	Extra Space Storage Inc.	342,927

2,643	Federal Realty Investment Trust	383,843

21,759	General Growth Properties Inc.	542,887

17,424	Health Care Property Investors Inc.	596,772

27,667	Host Hotels & Resorts Inc.	428,285

7,699	Iron Mountain Inc.	259,687

15,652	Kimco Realty Corporation	416,500

4,495	Macerich Company	318,156

19,635	Prologis Inc.	1,024,162

5,556	Public Storage, Inc.	1,187,428

NUVEEN	29

Nuveen Equity Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Equity Real Estate Investment Trust (continued)

9,834	Realty Income Corporation	$582,566

11,709	Simon Property Group, Inc.	2,177,406

4,109	SL Green Realty Corporation	403,586

9,911	UDR Inc.	346,588

13,092	Ventas Inc.	886,983

6,403	Vornado Realty Trust	594,070

13,338	Welltower Inc.	914,053

27,900	Weyerhaeuser Company	835,047
	Total Equity Real Estate Investment Trust	19,834,375

	Food & Staples Retailing – 2.1%

16,323	Costco Wholesale Corporation	2,413,682

39,730	CVS Health Corporation	3,341,293

35,362	Kroger Co.	1,095,515

19,257	Sysco Corporation	926,647

31,861	Walgreens Boots Alliance Inc.	2,635,861

56,480	Wal-Mart Stores, Inc.	3,954,730

11,879	Whole Foods Market, Inc., (3)	336,057
	Total Food & Staples Retailing	14,703,785

	Food Products – 1.7%

21,679	Archer-Daniels-Midland Company	944,554

7,228	Campbell Soup Company	392,770

15,531	ConAgra Foods, Inc.	748,284

22,248	General Mills, Inc.	1,378,931

5,231	Hershey Foods Corporation	535,968

10,069	Hormel Foods Corporation	387,657

4,098	JM Smucker Company	538,108

9,397	Kellogg Company	705,997

22,203	Kraft Heinz Company	1,974,957

4,476	McCormick & Company, Incorporated	429,114

6,882	Mead Johnson Nutrition Company, Class A Shares	514,567

57,964	Mondelez International Inc.	2,604,902

12,127	Tyson Foods, Inc., Class A	859,198
	Total Food Products	12,015,007

	Health Care Equipment & Supplies – 2.5%

54,778	Abbott Laboratories	2,149,489

21,102	Baxter International, Inc.	1,004,244

8,438	Becton, Dickinson and Company	1,416,825

53,934	Boston Scientific Corporation, (2)	1,186,548

2,978	C. R. Bard, Inc.	645,273

30	NUVEEN

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

820	Cooper Companies, Inc.	$144,353

22,562	Danaher Corporation	1,772,245

5,611	Dentsply Sirona Inc.	323,025

8,630	Edwards Lifesciences Corporation, (2)	821,749

2,329	Hologic Inc., (2)	83,867

1,486	Intuitive Surgical, Inc., (2)	998,711

51,495	Medtronic, PLC	4,223,620

11,306	Saint Jude Medical Inc.	880,059

11,576	Stryker Corporation	1,335,292

3,961	Varian Medical Systems, Inc., (2)	359,382

6,856	Zimmer Biomet Holdings, Inc.	722,622
	Total Health Care Equipment & Supplies	18,067,304

	Health Care Providers & Services – 2.4%

13,990	Aetna Inc.	1,501,828

6,737	AmerisourceBergen Corporation	473,746

9,808	Anthem Inc.	1,195,203

11,872	Cardinal Health, Inc.	815,488

2,920	Centene Corporation, (2)	182,442

9,561	CIGNA Corporation	1,136,134

6,167	Davita Inc., (2)	361,510

23,484	Express Scripts, Holding Company, (2)	1,582,822

11,006	HCA Holdings Inc., (2)	842,289

3,346	Henry Schein Inc., (2)	499,223

5,946	Humana Inc.	1,019,917

3,709	Laboratory Corporation of America Holdings, (2)	464,886

8,410	McKesson HBOC Inc.	1,069,500

3,484	Patterson Companies, Inc.	148,802

5,760	Quest Diagnostics Incorporated	469,094

35,489	UnitedHealth Group Incorporated	5,015,660

3,378	Universal Health Services, Inc., Class B	407,758
	Total Health Care Providers & Services	17,186,302

	Health Care Technology – 0.1%

11,843	Cerner Corporation, (2)	693,763

	Hotels, Restaurants & Leisure – 1.5%

16,132	Carnival Corporation	792,081

1,085	Chipotle Mexican Grill, (2), (3)	391,425

4,576	Darden Restaurants, Inc.	296,479

11,918	Marriott International, Inc., Class A	818,780

31,799	McDonald’s Corporation	3,579,613

NUVEEN	31

Nuveen Equity Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

6,256	Royal Caribbean Cruises Limited	$480,899

54,650	Starbucks Corporation	2,900,277

4,095	Wyndham Worldwide Corporation	269,615

3,260	Wynn Resorts Ltd	308,233

14,096	YUM! Brands, Inc.	1,216,203
	Total Hotels, Restaurants & Leisure	11,053,605

	Household Durables – 0.4%

12,845	D.R. Horton, Inc.	370,321

4,545	Garmin Limited	219,796

2,761	Harman International Industries Inc.	220,079

5,265	Leggett and Platt Inc.	241,558

7,043	Lennar Corporation, Class A	293,623

2,468	Mohawk Industries Inc., (2)	454,852

12,717	Newell Rubbermaid Inc.	610,670

12,883	PulteGroup Inc.	239,624

2,997	Whirlpool Corporation	449,011
	Total Household Durables	3,099,534

	Household Products – 1.9%

7,252	Church & Dwight Company Inc.	349,982

5,163	Clorox Company	619,663

34,071	Colgate-Palmolive Company	2,431,307

13,401	Kimberly-Clark Corporation	1,533,208

99,446	Procter & Gamble Company	8,631,913
	Total Household Products	13,566,073

	Independent Power & Renewable Electricity Producers – 0.1%

25,602	AES Corporation	301,336

13,326	NRG Energy Inc.	141,655
	Total Independent Power & Renewable Electricity Producers	442,991

	Industrial Conglomerates – 2.4%

22,522	3M Co.	3,722,887

333,927	General Electric Company	9,717,276

28,353	Honeywell International Inc.	3,109,757

3,784	Roper Technologies, Inc.	655,805
	Total Industrial Conglomerates	17,205,725

	Insurance – 2.6%

17,330	Ace Limited	2,200,910

15,263	AFLAC Incorporated	1,051,163

13,875	Allstate Corporation	942,113

37,902	American International Group, Inc.	2,338,553

32	NUVEEN

Shares	Description (1)	Value

	Insurance (continued)

11,239	AON PLC	$1,245,618

3,298	Arthur J. Gallagher & Co.	159,063

2,682	Assurant Inc.	215,955

5,927	Cincinnati Financial Corporation	419,513

15,393	Hartford Financial Services Group, Inc.	678,985

8,674	Lincoln National Corporation	425,807

10,392	Loews Corporation	447,168

20,226	Marsh & McLennan Companies, Inc.	1,282,126

40,948	MetLife, Inc.	1,922,918

9,967	Principal Financial Group, Inc.	544,198

21,684	Progressive Corporation	683,263

16,285	Prudential Financial, Inc.	1,380,805

4,002	Torchmark Corporation	253,767

10,742	Travelers Companies, Inc.	1,162,070

9,899	Unum Group	350,425

4,115	Willis Towers Watson PLC	518,079

11,601	XL Group Limited	402,555
	Total Insurance	18,625,054

	Internet and Direct Marketing Retail – 2.4%

14,663	Amazon.com, Inc., (2)	11,581,131

4,016	Expedia, Inc.	518,988

16,946	NetFlix.com Inc., (2)	2,116,047

1,869	priceline.com Incorporated, (2), (3)	2,755,336

4,531	TripAdvisor Inc., (2)	292,159
	Total Internet and Direct Marketing Retail	17,263,661

	Internet Software & Services – 4.5%

6,859	Akamai Technologies, Inc., (2)	476,495

10,987	Alphabet Inc., Class A, (2)	8,898,371

11,012	Alphabet Inc., Class C Shares, (2)	8,639,354

41,236	eBay Inc., (2)	1,175,638

86,561	Facebook Inc., Class A Shares, (2)	11,338,625

4,008	VeriSign, Inc., (2), (3)	336,752

33,802	Yahoo! Inc., (2)	1,404,473
	Total Internet Software & Services	32,269,708

	IT Services – 3.6%

23,199	Accenture Limited	2,696,652

2,300	Alliance Data Systems Corporation	470,281

16,999	Automatic Data Processing, Inc.	1,479,933

22,616	Cognizant Technology Solutions Corporation, Class A, (2)	1,161,332

NUVEEN	33

Nuveen Equity Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	IT Services (continued)

5,552	CSRA Inc.	$139,300

10,714	Fidelity National Information Services	791,979

8,652	Fiserv, Inc., (2)	852,049

3,378	Global Payments Inc.	244,973

32,412	International Business Machines Corporation (IBM)	4,981,400

35,734	MasterCard, Inc.	3,824,253

11,956	Paychex, Inc.	659,971

41,825	PayPal Holdings, Inc., (2)	1,742,430

5,162	Teradata Corporation, (2)	139,168

6,539	Total System Services Inc.	326,165

70,295	Visa Inc.	5,800,040

18,175	Western Union Company	364,772

31,717	Xerox Corporation	309,875
	Total IT Services	25,984,573

	Leisure Products – 0.1%

4,512	Hasbro, Inc.	376,346

13,545	Mattel, Inc.	427,074
	Total Leisure Products	803,420

	Life Sciences Tools & Services – 0.6%

12,532	Agilent Technologies, Inc.	546,019

5,909	Illumina Inc., (2)	804,451

428	Mettler-Toledo International Inc., (2)	172,946

4,551	Perkinelmer Inc.	231,600

14,692	Thermo Fisher Scientific, Inc.	2,160,165

3,301	Waters Corporation, (2)	459,301
	Total Life Sciences Tools & Services	4,374,482

	Machinery – 1.4%

21,771	Caterpillar Inc.	1,817,008

5,782	Cummins Inc.	739,055

10,780	Deere & Company, (3)	951,874

6,016	Dover Corporation	402,410

5,014	Flowserve Corporation	212,343

11,281	Fortive Corporation	575,895

11,904	Illinois Tool Works, Inc.	1,351,937

9,967	Ingersoll Rand Company Limited, Class A	670,679

13,061	PACCAR Inc.	717,310

5,242	Parker Hannifin Corporation	643,456

7,079	Pentair Limited	390,265

2,164	Snap-on Incorporated	333,472

34	NUVEEN

Shares	Description (1)	Value

	Machinery (continued)

5,911	Stanley Black & Decker Inc.	$672,908

6,927	Xylem Inc.	334,782
	Total Machinery	9,813,394

	Media – 2.8%

16,368	CBS Corporation, Class B	926,756

7,200	Charter Communications, Inc., Class A, (2)	1,799,208

89,521	Comcast Corporation, Class A	5,534,188

5,992	Discovery Communications inc., Class A Shares, (2), (3)	156,451

9,236	Discovery Communications Inc., Class C Shares, (2)	231,916

15,604	Interpublic Group of Companies, Inc.	349,374

15,291	News Corporation, Class A Shares	185,327

9,297	Omnicom Group, Inc.	742,087

3,781	Scripps Networks Interactive, Class A Shares	243,345

8,527	TEGNA Inc.	167,300

28,985	Time Warner Inc.	2,579,351

39,648	Twenty First Century Fox Inc., Class A Shares	1,041,553

16,732	Twenty First Century Fox Inc., Class B Shares	441,557

12,939	Viacom Inc., Class B	485,989

55,096	Walt Disney Company	5,106,848
	Total Media	19,991,250

	Metals & Mining – 0.3%

16,339	Alcoa Inc.	469,256

45,403	Freeport-McMoRan, Inc.	507,606

19,771	Newmont Mining Corporation	732,318

11,863	Nucor Corporation	579,508
	Total Metals & Mining	2,288,688

	Multiline Retail – 0.5%

9,659	Dollar General Corporation	667,340

9,419	Dollar Tree Stores Inc., (2)	711,605

7,082	Kohl’s Corporation	309,838

11,494	Macy’s, Inc.	419,416

5,590	Nordstrom, Inc., (3)	290,680

21,422	Target Corporation	1,472,334
	Total Multiline Retail	3,871,213

	Multi-Utilities – 1.1%

9,041	Ameren Corporation	451,598

17,268	CenterPoint Energy, Inc.	393,710

10,662	CMS Energy Corporation	449,403

11,393	Consolidated Edison, Inc.	860,741

NUVEEN	35

Nuveen Equity Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Multi-Utilities (continued)

22,782	Dominion Resources, Inc.	$1,713,206

6,687	DTE Energy Company	642,019

12,757	NiSource Inc.	296,728

18,852	Public Service Enterprise Group Incorporated	793,292

5,545	Scana Corporation	406,781

9,150	Sempra Energy	979,965

11,761	WEC Energy Group, Inc.	702,367
	Total Multi-Utilities	7,689,810

	Oil, Gas & Consumable Fuels – 5.8%

19,731	Anadarko Petroleum Corporation	1,172,811

14,139	Apache Corporation	840,988

17,776	Cabot Oil & Gas Corporation	371,163

22,842	Chesapeake Energy Corporation, (3)	125,859

70,299	Chevron Corporation	7,363,820

3,715	Cimarex Energy Company	479,718

5,420	Concho Resources Inc., (2)	688,015

46,150	ConocoPhillips	2,005,218

19,512	Devon Energy Corporation	739,310

20,519	EOG Resources, Inc.	1,855,328

6,473	EQT Corporation	427,218

154,519	Exxon Mobil Corporation	12,874,523

9,677	Hess Corporation	464,206

71,010	Kinder Morgan, Inc.	1,450,734

31,571	Marathon Oil Corporation	416,106

19,703	Marathon Petroleum Corporation	858,854

6,031	Murphy Oil Corporation	156,022

7,732	Newfield Exploration Company, (2)	313,842

16,011	Noble Energy, Inc.	551,899

28,466	Occidental Petroleum Corporation	2,075,456

8,184	ONEOK, Inc.	396,351

16,560	Phillips 66	1,343,844

6,320	Pioneer Natural Resources Company, (3)	1,131,406

6,580	Range Resources Corporation	222,338

19,191	Southwestern Energy Company, (2)	199,394

26,735	Spectra Energy Corporation	1,117,790

4,426	Tesoro Corporation	376,077

17,191	Valero Energy Corporation	1,018,395

25,451	Williams Companies, Inc.	743,169
	Total Oil, Gas & Consumable Fuels	41,779,854

36	NUVEEN

Shares	Description (1)	Value

	Personal Products – 0.1%

9,683	Coty Inc., Class A	$222,612

9,064	Estee Lauder Companies Inc., Class A	789,746
	Total Personal Products	1,012,358

	Pharmaceuticals – 5.1%

14,754	Allergan PLC	3,082,701

62,262	Bristol-Myers Squibb Company	3,169,758

36,197	Eli Lilly and Company	2,672,786

7,802	Endo International PLC, (2)	146,288

101,948	Johnson & Johnson	11,824,947

4,639	Mallinckrodt PLC, (2)	274,907

103,041	Merck & Company Inc.	6,050,566

16,219	Mylan NV, (2)	591,994

5,339	Perrigo Company	444,151

226,026	Pfizer Inc.	7,167,284

17,750	Zoetis Incorporated	848,450
	Total Pharmaceuticals	36,273,832

	Professional Services – 0.3%

1,028	Dun and Bradstreet Inc.	128,346

4,607	Equifax Inc.	571,130

13,296	Nielsen Holdings PLC	598,586

4,924	Robert Half International Inc.	184,256

6,221	Verisk Analytics Inc, Class A Shares, (2)	507,323
	Total Professional Services	1,989,641

	Real Estate Management & Development – 0.0%

11,131	CBRE Group Inc., (2)	286,735

	Road & Rail – 0.8%

35,251	CSX Corporation	1,075,508

3,275	J.B. Hunt Transports Serives Inc.	267,273

4,023	Kansas City Southern Industries, (3)	353,058

10,938	Norfolk Southern Corporation	1,017,234

1,992	Ryder System, Inc.	138,225

30,742	Union Pacific Corporation	2,710,830
	Total Road & Rail	5,562,128

	Semiconductors & Semiconductor Equipment – 3.1%

11,458	Analog Devices, Inc.	734,458

40,278	Applied Materials, Inc.	1,171,284

13,853	Broadcom Limited	2,358,889

2,861	First Solar Inc., (2), (3)	115,842

176,293	Intel Corporation	6,147,337

NUVEEN	37

Nuveen Equity Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment (continued)

5,812	KLA-Tencor Corporation	$436,539

5,972	Lam Research Corporation	578,448

8,943	Linear Technology Corporation	537,117

8,556	Microchip Technology Incorporated, (3)	518,066

41,319	Micron Technology, Inc., (2)	709,034

20,807	NVIDIA Corporation	1,480,626

5,009	Qorvo Inc., (2)	278,751

54,913	QUALCOMM, Inc.	3,773,621

6,987	Skyworks Solutions Inc.	537,580

37,383	Texas Instruments Incorporated	2,648,586

9,916	Xilinx, Inc.	504,427
	Total Semiconductors & Semiconductor Equipment	22,530,605

	Software – 4.3%

23,406	Activision Blizzard Inc.	1,010,437

18,700	Adobe Systems Incorporated, (2)	2,010,437

7,277	Autodesk, Inc., (2)	525,982

11,483	CA Technologies	352,987

5,975	Citrix Systems, (2)	506,680

11,208	Electronic Arts Inc., (2), (3)	880,052

9,131	Intuit, Inc.	992,905

290,375	Microsoft Corporation	17,399,268

112,147	Oracle Corporation	4,308,688

6,749	Red Hat, Inc., (2)	522,710

23,994	Salesforce.com, Inc., (2)	1,803,389

23,668	Symantec Corporation	592,410
	Total Software	30,905,945

	Specialty Retail – 2.3%

2,745	Advance Auto Parts, Inc.	384,520

1,921	AutoNation Inc., (2)	84,274

1,090	AutoZone, Inc., (2)	808,954

5,752	Bed Bath and Beyond Inc.	232,496

10,286	Best Buy Co., Inc.	400,228

7,596	CarMax, Inc., (2), (3)	379,344

2,521	Foot Locker, Inc.	168,327

9,547	Gap, Inc., (3)	263,402

46,041	Home Depot, Inc.	5,617,462

8,951	L Brands Inc.	646,173

32,592	Lowe’s Companies, Inc.	2,172,257

3,619	O’Reilly Automotive Inc., (2)	957,008

38	NUVEEN

Shares	Description (1)	Value

	Specialty Retail (continued)

16,606	Ross Stores, Inc.	$1,038,539

3,194	Signet Jewelers Limited, (3)	259,544

25,827	Staples, Inc.	191,120

4,502	Tiffany & Co., (3)	330,537

24,831	TJX Companies, Inc.	1,831,286

4,622	Tractor Supply Company	289,476

1,818	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	442,392

3,805	Urban Outfitters, Inc., (2)	127,277
	Total Specialty Retail	16,624,616

	Technology Hardware, Storage & Peripherals – 3.7%

200,792	Apple, Inc.	22,797,922

61,922	Hewlett Packard Enterprise Co	1,391,387

63,753	HP Inc.	923,781

10,384	NetApp, Inc.	352,433

11,503	Seagate Technology	394,668

10,592	Western Digital Corporation	618,996
	Total Technology Hardware, Storage & Peripherals	26,479,187

	Textiles, Apparel & Luxury Goods – 0.7%

11,102	Coach, Inc.	398,451

14,079	Hanesbrands Inc.	361,830

6,297	Michael Kors Holdings Limited, (2)	319,762

50,244	Nike, Inc., Class B	2,521,244

3,109	PVH Corporation	332,601

2,398	Ralph Lauren Corporation	235,244

7,547	Under Armour, Inc., Class A Shares, (2), (3)	234,712

6,870	Under Armour Inc, Class C Shares, (2)	177,658

12,363	VF Corporation	670,198
	Total Textiles, Apparel & Luxury Goods	5,251,700

	Tobacco – 1.7%

72,807	Altria Group, Inc.	4,813,999

57,808	Philip Morris International	5,575,004

30,849	Reynolds American Inc.	1,699,147
	Total Tobacco	12,088,150

	Trading Companies & Distributors – 0.2%

10,768	Fastenal Company	419,737

3,827	United Rentals Inc., (2)	289,551

2,072	W.W. Grainger, Inc.	431,225
	Total Trading Companies & Distributors	1,140,513

NUVEEN	39

Nuveen Equity Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)				Value

	Water Utilities – 0.1%

7,217	American Water Works Company				$534,347
	Total Common Stocks (cost $256,368,985)				685,507,237

Shares	Description (1)				Value

	COMMON STOCK RIGHTS – 0.0%

10,067	Safeway Incorporated, (4)				$1,711

10,067	Safeway Incorporated, (4)				101
	Total Common Stock Rights (cost $2,775)				1,812
	Total Long-Term Investments (cost $256,371,760)				685,509,049

Shares	Description (1)				Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.2%

	Money Market Funds – 1.2%

8,819,673	First American Government Obligations Fund, Class X, 0.283%, (5), (6)				$8,819,673
	Total Investments Purchased with Collateral from Securities Lending (cost $8,819,673)				8,819,673

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (7)	Value

	SHORT-TERM INVESTMENTS – 4.8%

	Money Market Funds – 4.4%

31,382,922	First American Treasury Obligations Fund, Class Z	0.222% (5)	N/A	N/A	$31,382,922

	U.S. Government and Agency Obligations – 0.4%

$3,000	U.S. Treasury Bills, (8)	0.000%	2/02/17	AAA	2,997,318
	Total Short-Term Investments (cost $34,379,722)				34,380,240
	Total Investments (cost $299,571,155) – 101.4%				728,708,962
	Other Assets Less Liabilities – (1.4%) (9)				(9,818,908)
	Net Assets – 100%				$718,890,054

Investments in Derivatives as of October 31, 2016

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
S&P 500® Index	Long	64	12/16	$33,921,600	$(59,200)	$(139,510)

40	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $8,603,262.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(7)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Rating are not covered by the report of independent registered public accounting firm.

(8)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

N/A	Not Applicable

See accompanying notes to financial statements.

NUVEEN	41

Nuveen Mid Cap Index Fund

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.4%

	COMMON STOCKS – 97.4%

	Aerospace & Defense – 2.0%

39,964	BE Aerospace Inc.	$2,378,657

14,163	Curtiss Wright Corporation	1,269,288

12,914	Esterline Technologies Corporation, (2)	948,533

19,837	Huntington Ingalls Industries Inc.	3,200,898

19,982	KLX Inc., (2)	687,780

23,737	Orbital ATK, Inc.	1,765,083

11,974	Teledyne Technologies Inc., (2)	1,289,360

20,220	Triumph Group Inc.	479,214
	Total Aerospace & Defense	12,018,813

	Airlines – 0.4%

127,371	JetBlue Airways Corporation, (2)	2,226,445

	Auto Components – 0.5%

52,874	Dana Holding Corporation	818,490

117,874	Gentex Corporation	1,993,249
	Total Auto Components	2,811,739

	Automobiles – 0.2%

18,086	Thor Industries, Inc.	1,434,401

	Banks – 5.8%

65,082	Associated Banc-Corp.	1,321,165

34,136	BancorpSouth Inc.	802,196

17,947	Bank of Hawaii Corporation	1,348,717

32,968	Bank of the Ozarks, Inc.	1,218,497

29,910	Cathay General Bancorp.	895,804

28,352	Chemical Financial Corporation	1,217,718

36,030	Commerce Bancshares Inc., (3)	1,795,015

21,597	Cullen/Frost Bankers, Inc., (3)	1,641,156

57,920	East West Bancorp Inc.	2,288,419

48,665	F.N.B. Corporation PA	636,052

95,564	First Horizon National Corporation	1,472,641

76,330	Fulton Financial Corporation	1,137,317

33,236	Hancock Holding Company	1,115,068

22,992	International Bancshares Corporation	709,303

26,901	MB Financial, Inc.	978,927

46,277	Pacwest Bancorp.	2,007,959

42	NUVEEN

Shares	Description (1)	Value

	Banks (continued)

31,740	Privatebancorp, Inc.	$1,435,918

28,155	Prosperity Bancshares, Inc.	1,561,758

21,545	Signature Bank, (2)	2,597,465

20,874	SVB Financial Group, (2)	2,552,264

56,138	Synovus Financial Corp.	1,856,470

67,305	TCF Financial Corporation	962,462

27,240	Trustmark Corporation	754,003

82,960	Umpqua Holdings Corporation	1,267,629

80,975	Valley National Bancorp.	798,414

36,481	Webster Financial Corporation	1,473,832
	Total Banks	35,846,169

	Beverages – 0.1%

3,632	Boston Beer Company, (2), (3)	563,868

	Biotechnology – 0.4%

18,497	United Therapeutics Corporation, (2)	2,220,935

	Building Products – 0.8%

16,078	Lennox International Inc.	2,345,619

61,484	Smith AO Corporation	2,777,232
	Total Building Products	5,122,851

	Capital Markets – 3.4%

34,731	CBOE Holdings Inc.	2,195,347

48,763	Eaton Vance Corporation	1,709,631

15,701	FactSet Research Systems Inc.	2,429,259

38,208	Federated Investors Inc.	1,031,616

60,651	Janus Capital Group Inc.	777,546

15,006	Marketaxess	2,262,305

37,051	MSCI Inc., Class A Shares	2,971,120

50,145	Raymond James Financial Inc.	3,014,717

53,181	SEI Investments Company	2,357,514

24,641	Stifel Financial Corporation, (2)	964,449

34,425	Waddell & Reed Financial, Inc., Class A	541,161

46,556	WisdomTree Investments Inc.	399,450
	Total Capital Markets	20,654,115

	Chemicals – 2.9%

25,514	Ashland Inc.	2,850,679

24,225	Cabot Corporation	1,263,091

13,928	Minerals Technologies Inc.	935,962

4,036	NewMarket Corporation	1,618,073

66,435	Olin Corporation	1,456,920

NUVEEN	43

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Chemicals (continued)

38,020	PolyOne Corporation	$1,111,325

53,822	RPM International, Inc.	2,558,698

17,575	Scotts Miracle Gro Company	1,548,182

18,130	Sensient Technologies Corporation	1,350,866

29,312	Valspar Corporation	2,919,475
	Total Chemicals	17,613,271

	Commercial Services & Supplies – 1.3%

22,336	Clean Harbors, Inc., (2)	1,056,940

40,828	Copart Inc., (2)	2,142,245

20,219	Deluxe Corporation	1,237,403

18,218	HNI Corporation	740,744

23,929	Miller (Herman) Inc.	665,226

12,823	MSA Safety Inc.	747,581

38,928	Rollins Inc.	1,199,761
	Total Commercial Services & Supplies	7,789,900

	Communications Equipment – 1.5%

71,947	Arris International PLC, (2)	1,998,688

174,970	Brocade Communications Systems Inc.	1,854,682

54,864	Ciena Corporation, (2)	1,063,264

14,802	Interdigital Inc.	1,045,761

37,611	NetScout Systems, Inc., (2)	1,032,422

16,071	Plantronics Inc.	831,031

17,889	ViaSat, Inc., (2), (3)	1,264,037
	Total Communications Equipment	9,089,885

	Construction & Engineering – 1.1%

60,190	AECOM, (2)	1,676,292

12,735	Dycom Industries Inc., (2)	979,704

23,782	Emcor Group Inc.	1,437,860

14,689	Granite Construction Inc.	722,111

59,455	KBR Inc.	880,529

9,667	Valmont Industries, Inc.	1,236,893
	Total Construction & Engineering	6,933,389

	Construction Materials – 0.3%

20,215	Eagle Materials Inc.	1,636,809

	Consumer Finance – 0.2%

170,772	SLM Corporation	1,203,943

	Containers & Packaging – 1.7%

26,438	AptarGroup Inc.	1,888,731

31,959	Bemis Company, Inc.	1,557,042

44	NUVEEN

Shares	Description (1)	Value

	Containers & Packaging (continued)

12,325	Greif Inc.	$577,550

39,714	Packaging Corp. of America	3,276,405

17,563	Silgan Holdings, Inc.	894,835

41,221	Sonoco Products Company	2,073,004
	Total Containers & Packaging	10,267,567

	Distributors – 0.3%

17,193	Pool Corporation	1,591,728

	Diversified Consumer Services – 0.7%

23,083	DeVry Education Group Inc., (3)	523,984

1,775	Graham Holdings Company	843,125

78,787	Service Corporation International	2,016,947

19,809	Sothebys Holdings Inc., (3)	710,747
	Total Diversified Consumer Services	4,094,803

	Electric Utilities – 1.9%

74,433	Great Plains Energy Incorporated	2,116,875

43,845	Hawaiian Electric Industries	1,293,428

20,320	IDACORP, INC	1,592,885

80,438	OGE Energy Corp.	2,496,796

32,174	PNM Resources Inc.	1,056,916

57,292	Westar Energy Inc.	3,283,977
	Total Electric Utilities	11,840,877

	Electrical Equipment – 0.7%

17,598	EnerSys	1,146,158

21,752	Hubbell Inc.	2,273,519

18,228	Regal-Beloit Corporation	1,077,275
	Total Electrical Equipment	4,496,952

	Electronic Equipment, Instruments & Components – 4.0%

39,010	Arrow Electronics, Inc., (2)	2,384,291

55,904	Avnet Inc.	2,345,173

17,612	Belden Inc.	1,141,434

31,769	Cognex Corporation	1,639,280

62,691	Ingram Micro, Inc., Class A	2,332,105

14,324	IPG Photonics Corporation, (2)	1,389,571

64,892	Jabil Circuit Inc.	1,384,795

59,687	Keysight Technologies, Inc., (2)	1,957,734

34,346	Knowles Corporation, (2), (3)	513,129

39,739	National Instruments Corporation	1,116,269

11,603	SYNNEX Corporation	1,189,772

15,445	Tech Data Corporation, (2)	1,189,574

NUVEEN	45

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components (continued)

105,376	Trimble Navigation Limited, (2)	$2,912,593

45,128	VeriFone Holdings Inc., (2)	698,581

54,793	Vishay Intertechnology Inc., (3)	772,581

20,393	Zebra Technologies Corporation, Class A, (2)	1,342,675
	Total Electronic Equipment, Instruments & Components	24,309,557

	Energy Equipment & Services – 1.4%

22,599	Diamond Offshore Drilling, Inc., (3)	372,658

15,140	Dril Quip Inc., (2)	719,150

122,114	Ensco PLC	954,931

118,547	Nabors Industries Inc.	1,410,709

98,560	Noble Corporation PLC, (3)	486,886

40,523	Oceaneering International Inc.	964,447

21,329	Oil States International Inc., (2)	623,873

59,865	Patterson-UTI Energy, Inc.	1,345,765

49,522	Rowan Companies Inc.	657,157

63,254	Superior Energy Services, Inc.	895,677
	Total Energy Equipment & Services	8,431,253

	Equity Real Estate Investment Trusts – 11.0%

31,597	Alexandria Real Estate Equities Inc.	3,406,473

52,699	American Campus Communities Inc.	2,746,145

34,878	Camden Property Trust	2,840,464

33,227	Care Capital Properties, Inc.	882,841

55,139	Communications Sales & Leasing, Inc.	1,567,602

35,386	Corporate Office Properties	944,452

47,003	Corrections Corporation of America	679,193

104,378	Cousins Properties, Inc.	811,017

35,608	DCT Industrial Trust Inc.	1,664,674

56,524	Douglas Emmett Inc.	2,063,126

142,139	Duke Realty Corporation	3,716,935

29,133	Education Realty Trust Inc.	1,240,774

25,603	Entertainment Properties Trust	1,861,850

36,552	Equity One Inc.	1,041,732

47,053	First Industrial Realty Trust, Inc.	1,242,670

46,951	Healthcare Realty Trust, Inc.	1,497,267

38,641	Highwoods Properties, Inc.	1,917,753

66,543	Hospitality Properties Trust	1,820,616

37,358	Kilroy Realty Corporation	2,683,425

32,988	Lamar Advertising Company	2,093,089

45,195	LaSalle Hotel Properties	1,073,381

46	NUVEEN

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts (continued)

59,658	Liberty Property Trust	$2,411,973

18,478	Life Storage, Inc.	1,490,251

35,811	Mack-Cali Realty Corporation	919,626

113,534	Medical Properties Trust Inc.	1,582,664

30,789	Mid-America Apartment Communities	2,855,680

59,571	National Retail Properties, Inc.	2,717,629

77,954	Omega Healthcare Investors Inc.	2,481,276

— (4)	Parkway, Inc.	5

21,778	Post Properties, Inc.	1,432,775

16,396	Potlatch Corporation	629,606

51,082	Rayonier Inc.	1,370,019

42,342	Regency Centers Corporation	3,051,588

96,237	Senior Housing Properties Trust	2,046,961

38,405	Tanger Factory Outlet Centers	1,336,494

24,150	Taubman Centers Inc.	1,749,909

37,431	Urban Edge Properties	966,094

76,444	Washington Prime Group, Inc.	801,898

45,397	Weingarten Realty Trust	1,643,825
	Total Equity Real Estate Investment Trusts	67,283,752

	Food & Staples Retailing – 0.6%

15,502	Casey’s General Stores, Inc.	1,751,571

58,493	Sprouts Farmers Market Inc., (2)	1,295,620

20,044	United Natural Foods Inc., (2)	836,637
	Total Food & Staples Retailing	3,883,828

	Food Products – 2.8%

37,756	Dean Foods Company	689,425

75,557	Flowers Foods Inc., (3)	1,172,645

40,484	Hain Celestial Group Inc., (2)	1,472,403

28,685	Ingredion Inc.	3,762,611

7,841	Lancaster Colony Corporation	1,024,427

25,923	Post Holdings Inc., (2)	1,976,110

31,973	Snyders Lance Inc.	1,137,280

9,013	Tootsie Roll Industries Inc., (3)	319,511

22,147	Treehouse Foods Inc., (2), (3)	1,937,420

70,235	WhiteWave Foods Company, (2)	3,827,105
	Total Food Products	17,318,937

	Gas Utilities – 2.2%

42,083	Atmos Energy Corporation	3,130,554

33,934	National Fuel Gas Company	1,777,463

NUVEEN	47

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Gas Utilities (continued)

34,751	New Jersey Resources Corporation	$1,179,796

20,994	One Gas Inc.	1,286,512

19,399	Southwest Gas Corporation	1,405,652

70,205	UGI Corporation	3,249,789

20,965	WGL Holdings Inc.	1,322,263
	Total Gas Utilities	13,352,029

	Health Care Equipment & Supplies – 3.7%

16,128	Abiomed, Inc., (2)	1,693,279

30,492	Align Technology, Inc., (2)	2,619,873

18,629	Halyard Health Inc., (2)	602,648

23,191	Hill Rom Holdings Inc.	1,285,013

38,100	Idexx Labs Inc., (2)	4,082,034

16,862	Livanova PLC, (2)	955,738

20,271	NuVasive, Inc., (2)	1,210,787

56,683	ResMed Inc., (3)	3,387,943

34,537	Steris PLC	2,307,762

17,845	Teleflex Inc.	2,554,155

29,254	West Pharmaceutical Services Inc.	2,224,182
	Total Health Care Equipment & Supplies	22,923,414

	Health Care Providers & Services – 1.8%

21,709	AmSurg Corporation, (2)	1,297,113

18,390	Lifepoint Health Inc., (2)	1,100,642

37,826	Medax Inc., (2)	2,316,843

16,026	Molina Healthcare Inc., (2), (3)	871,975

25,485	Owens and Minor Inc.	826,988

32,083	Tenet Healthcare Corporation, (2)	632,356

32,333	VCA Antech, Inc., (2), (3)	1,987,186

17,721	Wellcare Health Plans Inc., (2)	2,011,511
	Total Health Care Providers & Services	11,044,614

	Health Care Technology – 0.1%

76,054	Allscripts Healthcare Solutions Inc., (2)	913,409

	Hotels, Restaurants & Leisure – 2.6%

25,089	Brinker International Inc.	1,235,382

7,312	Buffalo Wild Wings, Inc., (2)	1,064,993

9,589	CBRL Group Inc., (3)	1,323,282

17,061	Cheesecake Factory Inc.	907,475

4,890	Churchill Downs Inc.	665,040

19,936	Dominos Pizza Inc., (3)	3,373,969

35,654	Dunkin Brands Group Inc.	1,724,227

48	NUVEEN

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

11,274	Intl Speedway Corporation	$370,915

14,885	Jack in the Box Inc.	1,395,171

9,541	Panera Bread Company, (2)	1,820,041

24,572	Texas Roadhouse, Inc.	995,657

94,869	The Wendy’s Company	1,028,380
	Total Hotels, Restaurants & Leisure	15,904,532

	Household Durables – 1.5%

30,676	CalAtlantic Group Inc.	991,448

10,053	Helen of Troy Limited, (2)	819,319

36,339	KB Home	528,369

1,475	NVR Inc., (2), (3)	2,246,425

23,553	Tempur Sealy International, Inc., (2), (3)	1,273,511

62,492	Toll Brothers Inc., (2)	1,714,780

58,898	Tri Pointe Group, Incorporated, (2)	637,865

20,524	Tupperware Corporation	1,221,588
	Total Household Durables	9,433,305

	Household Products – 0.2%

24,911	Energizer Holdings, Inc.	1,158,611

	Independent Power & Renewable Electricity Producers – 0.1%

33,375	Talen Energy Corporation, (2)	464,914

	Industrial Conglomerates – 0.4%

25,887	Carlisle Companies Inc.	2,714,252

	Insurance – 5.1%

6,538	Alleghany Corporation, Term Loan, (2)	3,374,981

28,928	American Financial Group Inc.	2,155,136

26,433	Aspen Insurance Holdings Limited	1,275,392

48,019	Brown & Brown Inc.	1,769,980

80,145	CNO Financial Group Inc.	1,208,587

17,367	Endurance Specialty Holdings Limited	1,596,896

18,550	Everest Reinsurance Group Ltd	3,775,296

43,155	First American Corporation	1,685,634

200,163	Genworth Financial Inc., Class A, (2)	828,675

17,796	Hanover Insurance Group Inc.	1,355,877

20,946	Kemper Corporation	786,522

14,657	Mercury General Corporation	798,367

97,875	Old Republic International Corporation	1,650,173

21,981	Primerica Inc., (3)	1,202,361

28,133	Reinsurance Group of America Inc.	3,034,425

NUVEEN	49

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Insurance (continued)

16,378	RenaissasnceRE Holdings, Limited	$2,035,622

42,760	WR Berkley Corporation	2,441,596
	Total Insurance	30,975,520

	Internet and Direct Marketing Retail – 0.1%

13,878	Hosting Site Network, Inc.	523,201

	Internet Software & Services – 0.7%

19,099	ComScore Inc., (2)	549,860

18,548	J2 Global Inc., (3)	1,319,690

43,093	Rackspace Hosting Inc., (2)	1,376,390

15,125	WebMD Health Corporation, Class A, (2), (3)	743,091
	Total Internet Software & Services	3,989,031

	IT Services – 3.8%

31,085	Acxiom Corporation, (2)	732,363

48,742	Broadridge Financial Solutions, Inc.	3,151,658

55,839	Computer Sciences Corporation	3,040,434

40,988	Convergys Corporation	1,196,850

37,097	CoreLogic Inc.	1,578,848

11,596	DST Systems Inc.	1,115,071

34,071	Gartner Inc., (2)	2,931,469

32,047	Henry Jack and Associates Inc.	2,596,448

57,604	Leidos Holdings Inc.	2,394,598

26,383	Maximus Inc.	1,373,499

22,658	NeuStar, Inc., (2), (3)	508,672

16,476	Science Applications International Corporation	1,135,361

15,653	WEX, Inc., (2)	1,707,742
	Total IT Services	23,463,013

	Leisure Products – 0.7%

37,454	Brunswick Corporation	1,629,249

25,091	Polaris Industries Inc., (3)	1,922,222

26,105	Vista Outdoor Inc., (2)	1,009,480
	Total Leisure Products	4,560,951

	Life Sciences Tools & Services – 0.9%

8,149	Bio-Rad Laboratories Inc., (2)	1,288,194

14,057	Bio-Techne Corporation	1,461,787

19,537	Charles River Laboratories International, Inc., (2)	1,482,468

22,030	Parexel International Corporation, (2)	1,283,468
	Total Life Sciences Tools & Services	5,515,917

50	NUVEEN

Shares	Description (1)	Value

	Machinery – 4.7%

29,487	AGCO Corporation	$1,506,196

20,365	CLARCOR, Inc.	1,266,907

19,965	Crane Company	1,357,820

53,124	Donaldson Company, Inc.	1,940,088

22,418	Graco Inc.	1,679,108

30,680	IDEX Corporation	2,651,979

37,040	ITT Industries, Inc.	1,304,549

39,221	Joy Global Inc.	1,091,520

31,735	Kennametal Inc.	898,418

26,438	Lincoln Electric Holdings Inc.	1,740,414

24,173	Nordson Corporation	2,420,442

29,363	Oshkosh Truck Corporation	1,570,921

44,553	Terex Corporation	1,063,926

30,969	Timken Company	1,023,525

35,822	Toro Company	1,715,157

62,574	Trinity Industries Inc.	1,335,955

37,780	Wabtec Corporation	2,920,772

23,835	Woodward Governor Company	1,405,788
	Total Machinery	28,893,485

	Marine – 0.2%

21,704	Kirby Corporation, (2)	1,279,451

	Media – 1.3%

23,873	AMC Networks Inc., Class A Shares, (2)	1,168,106

1,774	Cable One, Inc.	1,023,137

42,058	Cinemark Holdings Inc.	1,673,908

18,915	John Wiley and Sons Inc., Class A	976,014

57,485	Live Nation Inc., (2)	1,590,610

14,948	Meredith Corporation	677,892

50,986	New York Times, Class A	555,747

45,071	Time Inc.	585,923
	Total Media	8,251,337

	Metals & Mining – 1.9%

43,488	Allegheny Technologies, Inc., (3)	593,176

19,695	Carpenter Technology Inc.	622,559

47,560	Commercial Metals Company	747,168

13,545	Compass Minerals International, Inc., (3)	973,208

28,723	Reliance Steel & Aluminum Company	1,975,568

26,244	Royal Gold, Inc.	1,806,112

96,647	Steel Dynamics Inc., (3)	2,653,927

NUVEEN	51

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Metals & Mining (continued)

68,267	United States Steel Corporation, (3)	$1,320,284

18,547	Worthington Industries, Inc.	871,709
	Total Metals & Mining	11,563,711

	Multiline Retail – 0.3%

19,868	Big Lots, Inc., (3)	862,271

123,108	J.C. Penney Company, Inc., (3)	1,057,498
	Total Multiline Retail	1,919,769

	Multi-Utilities – 1.0%

20,562	Black Hills Corporation, (3)	1,271,760

77,395	MDU Resources Group Inc.	2,028,523

19,377	Northwestern Corporation	1,115,146

33,310	Vectren Corporation	1,675,826
	Total Multi-Utilities	6,091,255

	Oil, Gas & Consumable Fuels – 2.1%

75,281	CONSOL Energy Inc., (3)	1,276,013

160,801	Denbury Resources Inc., (3)	384,314

39,252	Energen Corporation	1,967,703

49,191	Gulfport Energy Corporation, (2)	1,185,995

75,076	HollyFrontier Company	1,873,146

96,279	QEP Resources Inc.	1,547,204

35,201	SM Energy Company, (3)	1,183,810

32,632	Western Refining Inc.	941,433

28,379	World Fuel Services Corporation	1,142,255

138,763	WPX Energy Inc., (2)	1,506,966
	Total Oil, Gas & Consumable Fuels	13,008,839

	Paper & Forest Products – 0.3%

26,244	Domtar Corporation	943,472

57,007	Louisiana-Pacific Corporation, (2)	1,046,078
	Total Paper & Forest Products	1,989,550

	Personal Products – 0.5%

173,242	Avon Products, Inc.	1,134,735

24,911	Edgewell Personal Care Co	1,878,289
	Total Personal Products	3,013,024

	Pharmaceuticals – 0.5%

35,388	Akorn, Inc., (2)	847,543

50,550	Catalent, Inc., (2)	1,153,046

21,336	Prestige Brands Holdings Inc., (2)	966,094
	Total Pharmaceuticals	2,966,683

52	NUVEEN

Shares	Description (1)	Value

	Professional Services – 0.6%

13,653	CEB Inc.	$664,218

16,502	FTI Consulting Inc., (2)	642,918

29,516	Manpower Inc.	2,266,829
	Total Professional Services	3,573,965

	Real Estate Management & Development – 0.4%

18,623	Alexander & Baldwin Inc.	778,255

18,000	Jones Lang LaSalle Inc.	1,743,300
	Total Real Estate Management & Development	2,521,555

	Road & Rail – 1.1%

38,145	Avis Budget Group Inc., (2)	1,234,372

23,062	Genesee & Wyoming Inc., (2)	1,566,832

18,068	Landstar System	1,285,538

28,192	Old Dominion Freight Line, (2)	2,105,379

17,344	Werner Enterprises, Inc.	417,123
	Total Road & Rail	6,609,244

	Semiconductors & Semiconductor Equipment – 2.5%

294,460	Advanced Micro Devices, Inc., (2)	2,128,944

25,155	Cirrus Logic Inc., (2)	1,357,867

41,254	Cree, Inc., (2), (3)	919,964

132,849	Cypress Semiconductor Corporation, (3)	1,324,505

57,253	Integrated Device Technology, Inc., (2)	1,185,710

52,016	Intersil Holding Corporation, Class A	1,148,513

42,902	Microsemi Corporation, (2), (3)	1,807,461

15,047	Monolithic Power Systems, Inc.	1,185,854

16,148	Silicon Laboratories Inc., (2)	968,073

14,652	Synaptics, Inc., (2)	763,662

82,674	Teradyne Inc.	1,925,477

33,573	Versum Materials, Inc., (2)	762,107
	Total Semiconductors & Semiconductor Equipment	15,478,137

	Software – 4.6%

46,389	ACI Worldwide, Inc., (2)	840,569

37,429	Ansys Inc., (2)	3,419,139

116,942	Cadence Design Systems, Inc., (2)	2,991,376

64,410	CDK Global Inc.	3,517,430

17,917	CommVault Systems, Inc., (2)	958,560

12,743	Fair Isaac Corporation	1,537,825

55,330	Fortinet Inc., (2)	1,773,880

29,493	Manhattan Associates Inc., (2)	1,493,526

39,112	Mentor Graphics Corporation	1,130,337

NUVEEN	53

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Software (continued)

47,914	Parametric Technology Corporation, (2)	$2,273,040

62,501	Synopsys Inc., (2)	3,706,932

13,477	Tyler Technologies Inc., (2)	2,161,711

11,450	Ultimate Software Group, Inc., (2)	2,415,835
	Total Software	28,220,160

	Specialty Retail – 2.2%

26,507	Aaron Rents Inc., (3)	654,988

69,104	American Eagle Outfitters, Inc., (3)	1,177,532

64,679	Ascena Retail Group Inc., (2)	316,280

18,934	Cabela’s Incorporated, (2)	1,166,524

53,208	Chico’s FAS, Inc.	620,937

30,545	CST Brands Inc.	1,466,771

36,117	Dick’s Sporting Goods Inc.	2,009,911

42,210	GameStop Corporation, (3)	1,015,151

15,707	Murphy USA Inc., (2)	1,080,327

196,559	Office Depot, Inc.	619,161

15,120	Restoration Hardware Holdings Incorporated, (2), (3)	438,026

52,276	Sally Beauty Holdings Inc., (2)	1,356,039

33,526	Williams-Sonoma Inc.	1,549,572
	Total Specialty Retail	13,471,219

	Technology Hardware, Storage & Peripherals – 0.6%

41,665	3D Systems Corporation, (2), (3)	577,894

26,092	Diebold Inc.	568,806

25,150	Lexmark International, Inc., Class A	998,204

49,546	NCR Corporation, (2)	1,736,587
	Total Technology Hardware, Storage & Peripherals	3,881,491

	Textiles, Apparel & Luxury Goods – 0.8%

21,689	Carter’s Inc.	1,872,628

13,751	Deckers Outdoor Corporation, (2)	717,665

12,616	Fossil Group Inc., (2), (3)	344,038

51,116	Kate Spade & Company, (2)	856,193

52,296	Skechers USA Inc., (2)	1,099,785
	Total Textiles, Apparel & Luxury Goods	4,890,309

	Thrifts & Mortgage Finance – 0.6%

195,124	New York Community Bancorp Inc.	2,801,981

40,929	Washington Federal Inc.	1,115,315
	Total Thrifts & Mortgage Finance	3,917,296

	Trading Companies & Distributors – 0.7%

18,597	GATX Corporation, (3)	813,991

54	NUVEEN

Shares	Description (1)				Value

	Trading Companies & Distributors (continued)

19,131	MSC Industrial Direct Inc., Class A				$1,392,737

43,336	NOW Inc., (2)				934,324

10,308	Watsco Inc.				1,415,184
	Total Trading Companies & Distributors				4,556,236

	Water Utilities – 0.4%

71,520	Aqua America Inc.				2,195,664

	Wireless Telecommunication Services – 0.2%

39,973	Telephone and Data Systems Inc.				1,032,902
	Total Common Stocks (cost $460,796,537)				596,947,782

Shares	Description (1)				Value

	COMMON STOCK RIGHTS – 0.0%

100,634	Community Health Systems Inc., (2)				$855
	Total Common Stock Rights (cost $0)				855
	Total Long-Term Investments (cost $460,796,537)				596,948,637

Shares	Description (1)				Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 5.6%

	Money Market Funds – 5.6%

34,332,343	First American Government Obligations Fund, Class X, 0.283%, (5), (6)				$34,332,343
	Total Investments Purchased with Collateral from Securities Lending (cost $34,332,343)				34,332,343

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (7)	Value

	SHORT-TERM INVESTMENTS – 2.8%

	Money Market Funds – 2.3%

14,046,458	First American Treasury Obligations Fund, Class Z	0.222% (5)	N/A	N/A	$14,046,458

	U.S. Government and Agency Obligations – 0.5%

$3,000	U.S. Treasury Bills, (8)	0.000%	2/02/17	AAA	2,997,319
	Total Short-Term Investments (cost $17,043,258)				17,043,777
	Total Investments (cost $512,172,138) – 105.8%				648,324,757
	Other Assets Less Liabilities – (5.8)% (9)				(35,678,946)
	Net Assets – 100%				$612,645,811

NUVEEN	55

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Investments in Derivatives as of October 31, 2016

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
S&P MidCap 400® E-Mini Index	Long	113	12/16	$17,026,840	$128,030	$(193,195)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $33,506,591.

(4)	Shares round to less than 1.

(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(7)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Rating are not covered by the report of independent registered public accounting firm.

(8)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

N/A	Not Applicable

See accompanying notes to financial statements.

56	NUVEEN

Nuveen Small Cap Index Fund

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 94.3%

	COMMON STOCKS – 94.3%

	Aerospace & Defense – 1.5%

2,070	AAR Corporation	$66,592

3,730	Aerojet Rocketdyne Holdings Inc., (2)	65,648

1,282	Aerovironment, Inc., (2)	30,755

1,209	Astronics Corporation, (2)	44,757

–(5)	Astronics Corporation, Class B	7

1,578	Cubic Corporation	67,381

2,774	Curtiss Wright Corporation	248,606

3,954	DigitalGlobe Inc., (2)	99,245

652	Ducommon Inc.	12,414

1,275	Engility Holdings Inc., (2)	36,631

1,852	Esterline Technologies Corporation, (2)	136,029

2,247	Keyw Holding Corporation, (2), (3)	23,571

3,307	KLX Inc., (2)	113,827

2,927	Kratos Defence & Security Solutions Inc., (2)	16,450

2,439	Mercury Computer Systems Inc., (2)	67,753

2,002	Moog Inc., CLass A Shares, (2)	116,256

313	National Presto Industries Inc.	27,309

586	Sparton Corporation, (2)	14,023

3,269	Taser International, Inc., (2), (3)	73,160

2,143	Teledyne Technologies Inc., (2)	230,758

3,087	Triumph Group Inc.	73,162

681	Vectrus, Inc., (2)	11,420

3,483	Wesco Aircraft Holdings Inc., (2)	44,757
	Total Aerospace & Defense	1,620,511

	Air Freight & Logistics – 0.5%

3,039	Air Transport Servcies Group Inc., (2)	40,206

1,560	Atlas Air Worldwide Holdings Inc., (2)	65,286

1,799	Echo Global Logistics, Inc., (2)	38,137

1,864	Forward Air Corporation	77,020

2,098	Hub Group, Inc., (2)	76,472

567	Park Ohio Holdings Corporation	18,116

2,001	Radiant Logistics, Inc., (2)	5,003

6,132	XPO Logistics, Incorporated, (2), (3)	201,927
	Total Air Freight & Logistics	522,167

NUVEEN	57

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Airlines – 0.4%

827	Allegiant Travel Company	$114,043

3,301	Hawaian Holdings Inc., (2)	148,628

3,158	Skywest Inc.	95,214

1,211	Virgin America Inc., (2), (3)	65,818
	Total Airlines	423,703

	Auto Components – 1.2%

4,803	American Axle and Manufacturing Holdings Inc.	86,070

3,468	Cooper Tire & Rubber	127,449

929	Cooper-Standard Holdings Inc., (2)	84,790

9,335	Dana Holding Corporation	144,506

1,659	Dorman Products, Inc., (2)	106,574

1,487	Drew Industries Inc.	133,159

2,055	Federal Mogul Corporation, Class A Shares, (2)	19,029

1,400	Fox Factory Holding Corporation, (2)	30,380

2,282	Gentherm Inc., (2)	64,238

1,141	Horizon Global Corporation, (2)	22,866

994	Metaldyne Performance Group Inc.	15,357

3,097	Modine Manufacturing Company	33,912

1,145	Motorcar Parts of America, Inc., (2)	30,045

2,081	Spartan Motors, Inc.	17,793

1,344	Standard Motor Products Inc.	65,722

1,680	Stoneridge Inc., (2)	24,898

217	Strattec Security Corporation	7,704

1,572	Superior Industries International Inc.	38,514

3,530	Tenneco Inc., (2)	194,397

1,284	Tower International Inc.	27,863

436	Unique Fabricating, Inc.	5,446

758	Workhorse Group, Inc., (2)	5,033
	Total Auto Components	1,285,745

	Automobiles – 0.0%

1,678	Winnebago Industries Inc.	47,404

	Banks – 9.8%

980	1st Source Corporation	33,869

541	Access National Corporation	12,751

394	ACNB Corporation	10,599

726	Allegiance Bancshares, Inc., (2)	19,130

513	American National Bankshares, Inc.	13,875

1,951	Ameris Bancorp.	70,821

536	Ames National Corporation	14,526

58	NUVEEN

Shares	Description (1)	Value

	Banks (continued)

749	Arrow Financial Corporation	$23,668

1,084	Atlantic Capital Bancshares, Inc., (2)	16,314

3,056	Banc of California Inc., (3)	40,645

471	BancFirst Corporation	33,771

1,943	Banco Latinoamericano de Exportaciones S.A	52,403

2,320	Bancorp, Inc., (2)	14,454

5,423	BancorpSouth Inc.	127,441

373	Bank of Marin Bancorp California	18,930

5,554	Bank of the Ozarks, Inc.	205,276

359	Bankwell Financial Group, Inc.	8,853

1,879	Banner Corporation	84,818

372	Bar Harbor Bankshares	13,522

1,910	Berkshire Hills Bancorp, Inc.	56,441

1,543	Blue Hills Bancorp, Inc., (3)	23,994

2,505	BNC Bancorp.	62,375

5,125	Boston Private Financial Holdings Inc.	67,394

1,046	Bridge Bancorp Inc.	28,817

4,333	Brookline Bancorp, Inc.	55,462

1,043	Bryn Mawr Bank	32,750

213	C & F Financial, Inc.	8,903

721	Camden National Corporation	23,807

1,240	Capital Bank Financial Corporation, Class A Shares	40,610

728	Capital City Bank	10,949

1,967	Cardinal Financial Corporation	51,693

640	Carolina Financial Corporation, (3)	14,592

1,965	Cascade Bancorp., (2)	12,006

4,650	Cathay General Bancorp.	139,268

2,904	Centerstate Banks of Florida, Inc.	54,247

1,895	Central Pacific Financial Corporation	48,569

579	Central Valley Community Bancorp.	8,291

187	Century Bancorp, Inc.	8,480

4,125	Chemical Financial Corporation	177,169

207	Chemung Financial Corporation	5,900

733	Citizens & Northern Corporation	15,334

913	City Holding Company	47,723

931	CNB Financial Corporation	18,201

2,347	Cobiz, Inc.	29,854

535	Codorus Valley Bancorp, Inc.	11,192

3,635	Columbia Banking Systems Inc.	120,028

2,696	Community Bank System Inc.	127,009

NUVEEN	59

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Banks (continued)

953	Community Trust Bancorp, Inc.	$34,832

876	CommunityOne Bancorp., (2), (4)	12,379

1,879	ConnectOne Bancorp, Inc.	34,480

318	County Bancorp, Inc.	6,265

1,017	CU Bancorp., (2)	23,900

1,525	Customers Bancorp Inc., (2)	41,282

6,334	CVB Financial	106,285

1,914	Eagle Bancorp, Inc., (2)	94,073

630	Enterprise Bancorp, Inc.	16,443

1,202	Enterprise Financial Services Corporation	39,786

333	Equity Bancshares Inc, Class A Shares, (2)	8,668

13,118	F.N.B. Corporation PA	171,452

485	Farmers Capital Bank Corporation	15,229

1,555	Farmers National Banc Corporation	16,328

1,875	FCB Financial Holdings, Inc., Class A Shares, (2)	69,938

1,372	Fidelity Southern Corporation	25,012

869	Financial Institutions, Inc.	23,333

695	First Bancorp Maine	16,451

1,233	First Bancorp of North Carolina, Inc.	24,376

8,409	First Bancorp of Puerto Rico, (2)	43,138

1,938	First Busey Corporation	44,787

506	First Business Financial Services, Inc.	9,538

475	First Citizens Bancshares Inc.	138,225

6,026	First Commonwealth Financial Corporation	61,224

1,021	First Community Bancshares, Inc.	23,126

900	First Community Financial Partners, Inc., (2)	8,595

875	First Connecticut Bancorp.	15,531

3,837	First Financial Bancorp.	82,496

3,996	First Financial Bankshares, Inc., (3)	144,655

626	First Financial Corporation	25,103

826	First Foundation, Inc., (2)	20,435

343	First Internet Bancorp.	9,004

1,234	First Interstate BancSystem Inc., Montana	39,365

2,551	First Merchants Corporation	71,811

379	First Mid-Illinois Bancshares, Inc.	10,040

5,043	First Midwest Bancorp, Inc.	97,380

986	First NBC Bank Holding Company, (2)	5,324

694	First Northwest Bancorp., (2)	9,501

882	First of Long Island Corporation	28,180

60	NUVEEN

Shares	Description (1)	Value

	Banks (continued)

1,739	Flushing Financial Corporation	$37,249

586	Franklin Financial Network, Inc., (2)	19,104

10,770	Fulton Financial Corporation	160,473

897	German American Bancorp, Inc.	34,920

4,773	Glacier Bancorp, Inc.	134,885

711	Great Southern Bancorp.	29,400

3,697	Great Western Bancorp Inc.	119,191

1,368	Green Bancorp, Inc., (2)	14,159

940	Guaranty Bancorp.	17,860

4,847	Hancock Holding Company	162,617

1,963	Hanmi Financial Corporation	49,075

378	Harbone Bancorp, Inc., (2)	6,452

1,374	Heartland Financial USA, Inc.	51,456

1,725	Heritage Commerce Coporation	18,716

1,846	Heritage Financial Corporation	33,966

1,681	Heritage Oaks Bancorp	13,364

4,698	Hilltop Holdings Inc.	116,041

7,578	Home Bancshares, Inc.	163,003

1,036	HomeTrust Bancshares Inc., (2)	19,270

8,033	Hope Bancorp Inc.	129,653

724	Horizon Bancorp.	20,996

2,564	IberiaBank Corporation	168,327

1,621	Independent Bank Corporation	89,398

1,275	Independent Bank Corporation	21,420

734	Independent Bank Group Inc.	35,452

3,623	International Bancshares Corporation	111,770

17,399	Investors Bancorp, Inc.	213,312

2,568	Lakeland Bancorp, Inc.	36,337

1,509	Lakeland Financial Corporation	55,592

582	LCNB Corporation	10,010

2,778	LegacyTexas Financial Group Inc.	95,035

1,224	Live Oak Bancshares Inc.	19,523

1,750	Macatawa Bank Corporation	14,228

1,444	Mainsource Financial Group	36,042

4,746	MB Financial, Inc.	172,707

1,177	MBT Financial Corporation	10,358

1,092	Mercantile Bank Corporation	30,052

338	Merchants Bancshares, Inc.	14,534

310	Middleburg Financial Corporation	9,399

NUVEEN	61

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Banks (continued)

243	Midland States Bancorp, Inc.	$6,204

510	MidWestOne Financial Group Inc.	14,831

361	Mutualfirst Financial, Inc.	9,873

1,502	National Bank Holdings Corporation	36,559

470	National Bankshares, Inc.	16,333

529	National Commerce Corporation, (2)	14,971

2,654	NBT Bancorp, Inc.	89,466

475	Nicolet Bankshares, Inc., (2)	18,411

446	Northrim Bancorp, Inc.	10,949

2,709	OFG Bancorp.	28,851

8,320	Old National Bancorp.	122,304

2,179	Old Second Bancorp, Inc.	16,887

1,073	Opus Bank	21,514

489	Orrstown Financial Services Inc.	10,220

1,387	Pacific Continental Corporation	23,787

1,702	Pacific Premier Bancorp, Inc., (2)	43,997

832	Park National Corporation	80,646

3,125	Park Sterling Bank Inc.	26,906

937	Peapack Gladstone Financial Corporation	19,818

324	Penns Woods Bancorp, Inc.	13,770

900	Peoples Bancorp, Inc.	22,293

489	Peoples Financial Services Corporation	19,482

859	Peoples Utah Bancorp.	17,223

2,699	Pinnacle Financial Partners, Inc.	139,268

803	Preferred Bank Los Angeles	30,450

562	Premier Financial Bancorp, Inc.	9,453

4,918	Privatebancorp, Inc.	222,490

4,192	Prosperity Bancshares, Inc.	232,530

755	QCR Holdings, Inc.	24,538

2,557	Renasant Corporation	86,273

642	Republic Bancorp, Inc.	20,313

2,225	Republic First Bancorp, Inc., (2)	8,789

2,250	S&T Bancorp, Inc.	70,628

1,595	Sandy Spring Bancorp, Inc.	50,562

1,853	Seacoast Banking Corporation of Florida, (2)	32,250

1,442	ServisFirst Bancshares Inc., (3)	78,070

784	Shore Bancshares, Inc.	10,012

799	Sierra Bancorp.	14,270

1,834	Simmons First National Corporation	90,508

62	NUVEEN

Shares	Description (1)	Value

	Banks (continued)

1,480	South State Corporation	$108,558

380	Southern First Bancshares, Inc., (2)	10,089

742	Southern National Bancorp of Virginia, Inc.	9,735

1,534	Southside Bancshares, Inc.	50,039

1,230	Southwest Bancorp, Inc.	22,940

2,312	State Bank Financial Corporation	50,980

7,937	Sterling Bancorp.	142,866

720	Stonegate Bank	24,941

716	Suffolk Bancorp.	25,776

551	Summit Financial Group Inc.	10,893

620	Sun Bancorp, Inc.	14,260

1,330	SY Bancorp, Inc.	45,353

2,892	Texas Capital BancShares, Inc., (2)	171,496

908	Tompkins Financial Corporation	71,986

3,500	Towne Bank	86,800

1,266	Trico Bancshares	33,321

1,375	Tristate Capital Holdings Inc., (2)	24,269

960	Triumph Bancorp Inc., (2)	17,856

4,222	Trustmark Corporation	116,865

2,811	UMB Financial Corporation	174,423

13,838	Umpqua Holdings Corporation	211,445

2,715	Union Bankshares Corporation	75,830

258	Union Bankshares Inc., (3)	8,514

4,112	United Bankshares, Inc., (3)	155,022

4,394	United Community Banks, Inc.	94,779

1,552	Univest Corporation of Pennsylvania	36,860

15,038	Valley National Bancorp.	148,275

516	Veritex Holdings, Inc., (2)	9,097

932	Washington Trust Bancorp, Inc.	42,779

535	WashingtonFirst Bankshares, Inc.	13,081

5,747	Webster Financial Corporation	232,179

2,514	WesBanco, Inc.	82,736

1,086	West Bancorp, Inc.	20,960

1,545	Westamerica Bancorp., (3)	76,570

3,066	Wintrust Financial Corporation	165,411

4,940	Xenith Bankshares, Inc., (2)	11,560

3,124	Yadkin Financial Inc.	86,660
	Total Banks	10,770,943

NUVEEN	63

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Beverages – 0.2%

552	Boston Beer Company, (2), (3)	$85,698

296	Coca-Cola Bottling Company Consolidated	41,825

791	Craft Brewers Alliance Inc., (2)	12,696

786	MGI Ingredients, Inc.	27,673

733	National Beverage Corporation, (2), (3)	34,627

1,322	Primo Water Corporation, (2)	17,305
	Total Beverages	219,824

	Biotechnology – 4.5%

1,715	Acceleron Pharma Inc., (2)	48,071

7,335	Achillion Pharmaceuticals, Inc., (2)	46,064

2,692	Acorda Therapeutics, Inc., (2)	47,648

1,045	Adamas Pharmaceuticals Inc., (2)	14,358

2,219	Aduro Biotech, Inc., (2), (3)	23,854

2,244	Advaxis Inc., (2), (3)	18,154

1,521	Adverum Biotechnologies Inc., (2)	4,487

4,575	Agenus Inc., (2)	18,163

1,645	Aimmune Therapeutics Inc., (2)	26,781

2,249	Akebia Therapeutics Inc., (2)	16,912

2,932	Alder Biopharmaceuticals Inc., (2), (3)	71,101

2,183	AMAG Pharmaceuticals Inc., (2), (3)	56,103

8,919	Amicus Therapeutics, Inc., (2)	61,541

2,044	Anavex Life Sciences Corporation, (2)	5,703

2,462	Anthera Pharmaceuticals Inc., (2)	5,416

794	Applied Genetic Technologies Corporation, (2)	5,677

1,075	Aptevo Therapeutics, Inc., (2)	2,376

1,954	Ardelyx, Inc., (2)	24,034

15,349	Arena Pharmaceuticals, Inc., (2)	22,717

953	Argos Therapeutics Inc., (2)	4,003

11,075	Ariad Pharmaceuticals, Inc., (2), (3)	96,574

9,801	Array Biopharma, Inc., (2)	55,866

3,788	Arrowhead Pharmaceuticals, Incorporated, (2)	21,970

1,500	Asterias Biotherapeutics, Inc., (2)	4,950

1,453	Atara Biotherapeutics Inc., (2)	18,598

4,767	Athersys Inc., (2), (3)	8,626

379	Audentes Therapeutics, Incorporated, (2)	6,060

300	AveXis, Incorporated, (2)	14,250

1,529	Axovant Sciences Limited, (2)	18,822

1,311	Bellicum Pharmaceuticals, Inc., (2)	21,710

4,597	BioCryst Pharaceuticals, Inc., (2)	18,618

64	NUVEEN

Shares	Description (1)	Value

	Biotechnology (continued)

339	BioSpecifics Technologies Corporation, (2)	$14,709

4,353	BioTime Inc., (2)	14,017

2,319	Bluebird Bio Inc., (2), (3)	110,732

1,252	Blueprint Medicines Corporation, (2)	37,535

1,285	Cara Therapeutics Inc., (2)	8,982

5,982	Celldex Therapeutics, Inc., (2)	18,843

762	Cellular Biomedicine Group, Inc., (2), (3)	9,182

4,552	Cepheid, Inc., (2)	240,801

1,441	ChemoCentryx Inc., (2)	8,617

2,672	Chimerix Inc., (2)	10,822

709	Cidara Therapeutics, Inc., (2)	6,736

1,989	Clovis Oncology Inc., (2)	57,840

1,846	Coherus Biosciences Inc., (2)	50,488

994	Concert Pharmaceuticals Inc., (2)	7,674

219	Corvus Pharmaceuticals, Inc., (2)	2,924

7,193	Curis, Inc., (2)	18,702

2,120	Cytokinetics, Inc., (2)	20,564

1,278	Cytomx Therapeutics Inc., (2)	14,403

6,418	CytRx Corporation, (2)	2,965

808	Dimension Therapeutics Inc., (2)	4,000

2,434	Dynavax Technologies Corporation, (2)	22,515

554	Eagle Pharmaceuticals Inc., (2), (3)	30,958

1,016	Edge Therapeutics Inc., (2)	10,638

438	Editas Medicine, Incorporated, (2)	6,193

229	Eiger Biopharmaceuticals, Inc., (2)	2,622

2,034	Emergent BioSolutions, Inc., (2)	54,348

977	Enanta Pharmaceuticals Inc., (2), (3)	22,979

2,519	Epizyme Inc., (2)	22,797

896	Esperion Therapeutics Inc., (2)	9,229

6,618	EXACT Sciences Corporation, (2), (3)	103,108

14,233	Exelixis, Inc., (2)	150,727

3,277	FibroGen, Inc., (2)	54,234

1,688	Five Prime Therapeutics Inc., (2)	81,919

1,454	Flexion Therapeutics Inc., (2)	27,771

2,256	Fortress Biotech, Inc., (2)	5,369

842	Foundation Medicine Inc., (2)	19,113

12,136	Galena Biopharma Inc., (2)	2,788

1,170	Genomic Health, Inc., (2)	34,878

9,450	Geron Corporation, (2), (3)	17,483

NUVEEN	65

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Biotechnology (continued)

1,036	Global Blood Therapeutics Inc., (2), (3)	$18,078

790	GlycoMimetics Inc., (2)	4,764

6,826	Halozyme Therapeutics, Inc., (2), (3)	58,908

1,990	Heron Therapeutics Inc., (2), (3)	29,552

5,527	Idera Pharmaceuticals, Inc., (2)	8,567

1,845	Ignyta, Inc., (2)	9,225

915	Immune Design Corporation, (2)	4,895

5,274	Immunogen, Inc., (2)	9,599

5,463	Immunomedics, Inc., (2), (3)	12,565

3,172	Infinity Pharmaceuticals, Inc., (2)	3,838

1,092	Inotek Pharmaceuticals Corporation, (2)	7,644

4,154	Inovio Pharmaceuticals Inc., (2), (3)	26,876

3,877	Insmed Incorporated, (2)	50,323

1,470	Insys Therapeutics Inc., (2), (3)	15,891

462	Intellia Therapeutics, Inc., (2)	6,366

1,424	Invitae Corporation, (2)	10,936

8,099	Ironwood Pharmacauticals Inc., (2)	103,424

536	Kadmon Holdings, Incorporated, (2)	2,439

1,493	Karyopharm Therapeutics Inc., (2)	10,809

4,943	Keryx Biopharmaceuticals, Inc., (2), (3)	22,293

2,452	Kite Pharma Inc., (2), (3)	108,599

871	La Jolla Pharmaceutical Company, (2)	15,243

2,646	Lexicon Genetics, Inc., (2), (3)	39,240

1,192	Ligand Pharmceuticals, Inc., (2), (3)	114,110

3,329	Lion Biotechnologies Inc., (2)	20,806

834	Loxo Oncology Inc., (2)	17,397

1,995	MacroGenics Inc., (2)	47,262

20,299	MannKind Corporation, (2), (3)	8,469

1,798	Medgenics Inc., (2)	8,666

1,859	MediciNova, Inc., (2)	12,623

7,640	Merrimack Pharmaceuticals, Incorporated, (2), (3)	39,881

6,399	MiMedx Group Inc., (2), (3)	57,015

1,189	Minerva Neurosciences, Inc., (2)	13,257

742	Mirati Therapeutics, Inc., (2)	3,747

4,068	Momenta Pharmaceuticals, Inc., (2)	45,358

4,226	Myriad Genentics Inc., (2)	83,294

1,103	NantikWest Inc., (2), (3)	6,607

1,632	Natera, Inc., (2)	13,839

1,355	NewLink Genetics Corporation, (2)	16,463

66	NUVEEN

Shares	Description (1)	Value

	Biotechnology (continued)

16,902	Novavax, Inc., (2), (3)	$25,691

1,328	Oncomed Pharamceuticals Inc., (2)	12,045

1,909	Ophthotech Corporation, (2)	68,380

5,389	Organovo Holdings Inc., (2)	13,419

1,234	Osiris Therapeutics, Inc., (2)	4,948

1,504	Otonomy, Inc., (2)	22,710

1,965	OvaScience Inc., (2)	9,904

10,342	PDL Biopahrma Inc.	33,301

1,139	Pfenex Inc., (2)	9,123

3,901	PharmAthene Incorporated, (2)	10,728

3,083	Portola Pharmaceuticals Inc., (2)	56,049

4,357	Progenics Pharmaceuticals, Inc., (2)	21,916

475	Protagonist Therapeutics Incorporated, (2)	8,930

510	Proteostasis Therapeutics, Inc., (2)	3,631

2,174	Prothena Corporation PLC, (2), (3)	103,961

2,081	PTC Therapeutics Inc., (2)	12,923

1,746	Puma Biotechnology Inc , (2)	66,872

1,975	Radius Health Inc., (2), (3)	84,767

1,268	REGENXBIO Inc., (2)	19,971

2,566	Regulus Therapeutics Incorporated, (2)	7,057

2,113	Repligen Corporation, (2)	60,368

2,267	Retrophin Inc., (2)	42,733

5,830	Rigel Pharmaceuticals, Inc., (2)	15,158

1,886	Sage Therapeutics, Inc., (2)	82,116

4,347	Sangamo Biosciences, Inc., (2)	15,432

3,130	Sarepta Therapautics Inc., (2), (3)	122,821

337	Selecta Biosciences, Incorporated, (2)	5,945

1,115	Seres Therapeutics Inc., (2)	12,031

1,580	Sorrento Therapeutics, Inc., (2)	9,085

1,196	Spark Therapeutics, Inc., (2)	56,224

4,851	Spectrum Pharmaceuticals, Inc., (2)	17,173

1,059	Stemline Therapeutics Inc., (2)	12,073

312	Syndax Pharmaceuticals, Inc., (2), (3)	3,685

11,357	Synergy Pharmaceuticals Inc., (2)	52,129

4,737	Synthetic Biologics, Inc., (2), (3)	6,632

307	Syros Pharmaceuticals, Incorporated, (2)	4,172

914	T2 Biosystems, Inc., (2)	5,776

1,679	Tesaro Inc., (2), (3)	202,958

2,305	TG Therapeutics Inc., (2)	12,332

NUVEEN	67

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Biotechnology (continued)

554	Tobira Therapeutics Inc., (2)	$23,318

642	Tokai Pharmaceuticals, Inc., (2)	706

2,800	Trevena Inc., (2)	13,664

1,764	Trovagene, Inc., (2)	6,086

2,255	Ultragenyx Pharmaceutical Inc., (2)	133,022

2,294	Vanda Pharmaceuticals, Inc., (2)	34,066

1,876	Versartis Inc., (2)	20,730

1,482	Vital Therapies Inc., (2)	7,929

734	Voyager Therapeutics Inc., (2)	8,808

454	vTv Therapeutics Inc, Class A Shares, (2)	2,447

1,094	XBiotech Inc., (2)	14,496

2,012	Xencor Inc., (2)	42,835

1,512	Zafgen Inc., (2)	4,551

7,608	ZIOPHARM Oncology, Inc., (2), (3)	43,213
	Total Biotechnology	4,929,320

	Building Products – 1.1%

2,529	Aaon, Inc.	75,744

2,174	Advanced Drainage Systems, Inc.	41,523

866	American Woodmark Company	64,690

1,778	Apogee Enterprises, Inc.	72,454

1,548	Armstrong Flooring, Inc., (2)	25,062

5,250	Builders FirstSource, Inc., (2)	50,768

1,492	Caesarstone Sdot-Yam Limited, (2)	52,742

2,205	Continental Building Products Inc., (2)	45,092

902	CSW Industrials, Inc., (2)	27,917

1,974	Gibraltar Industries Inc.	76,789

1,894	Griffon Corporation	31,630

1,098	Insteel Industries, Inc.	29,536

1,902	Masonite International Corporation, (2)	108,222

1,703	NCI Building Systems Inc., (2)	24,523

909	Patrick Industries, Inc., (2)	52,131

3,162	PGT, Inc., (2)	30,988

1,483	Ply Gem Holdings Inc., (2)	20,317

2,191	Quanex Building Products Corporation	35,713

2,598	Simpson Manufacturing Company Inc.	111,194

1,847	Trex Company Inc., (2)	99,387

1,240	Universal Forest Products Inc.	106,628
	Total Building Products	1,183,050

68	NUVEEN

Shares	Description (1)	Value

	Capital Markets – 1.3%

1,411	Arlington Asset Investment Corporation	$20,149

281	Associated Capital Corp.	9,540

615	B. Riley Financial, Inc.	7,872

13,632	BGC Partners Inc., Class A	117,099

1,117	Calamos Asset Management, Inc. Class A	7,216

1,312	Cohen & Steers Inc.	48,780

6,833	Cowen Group, Inc, Class A, (2)	22,207

189	Diamond Hill Investment Group, Inc.	34,400

2,445	Evercore Partners Inc.	131,419

3,349	Financial Engines Inc.	92,600

2,088	Gain Capital Holdings Inc.	9,605

237	GAMCO Investors Inc.	6,733

1,740	Greenhill & Co Inc.	40,803

181	Hennessy Advisors, Inc.	5,227

763	Houlihan Lokey Inc.	18,594

943	INTL FCStone Inc., (2)	33,854

2,061	Investment Technology Group	31,554

9,044	Janus Capital Group Inc.	115,944

3,284	KCG Holdings Inc., Class A Shares, (2)	41,904

7,739	Ladenburg Thalmann Financial Services Inc., (2)	15,788

989	Manning & Napier Inc.	6,824

464	Medley Management Inc., Class A Shares	4,106

1,137	Moelis & Company	28,880

2,511	OM Asset Management PLC	35,330

670	Oppenheimer Holdings Inc., Class A	9,380

907	Piper Jaffray Companies, (2)	51,291

1,109	PJT Pertners, Inc., Class A Shares, (3)	30,542

852	Pzena Investments Management, Inc.	6,203

1,260	Safeguard Scientifics Inc., (2)	14,868

465	Silvercrest Asset Management Corporation Class A	5,369

4,016	Stifel Financial Corporation, (2)	157,186

77	Value Line, Inc.	1,379

1,577	Virtu Financial, Inc., Class A Shares	20,186

366	Virtus Investment Partners Inc.	39,272

4,971	Waddell & Reed Financial, Inc., Class A	78,144

499	Westwood Holding Group Inc.	25,723

93	Wins Finance Holdings Inc., (2)	2,744

7,196	WisdomTree Investments Inc., (3)	61,742
	Total Capital Markets	1,390,457

NUVEEN	69

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Chemicals – 2.3%

1,800	A Schulman, Inc.	$51,750

1,378	AgroFresh Solutions, Inc., (2)	6,477

1,767	American Vanguard Corp.	26,858

1,971	Balchem Corporation	149,599

3,155	Calgon Carbon Corporation	49,849

443	Chase Corporation, Common Stock	30,279

11,474	Chemours Company	188,518

3,990	Chemtura Corporation, (2)	130,872

2,096	Codexis Inc., (2)	10,585

5,211	Ferro Corporation	67,535

3,428	Flotek Industries Inc., (2), (3)	40,382

1,578	FutureFuel Corporation	17,295

4,440	GCP Applied Technologies, Inc., (2)	114,774

3,066	H.B. Fuller Company	128,987

602	Hawkins Inc	24,291

2,666	Ingevity Corporation, (2)	110,372

1,211	Innophos Holdings, Inc.	55,512

1,331	Innospec, Inc.	80,193

564	KMG Chemicals, Inc.	15,307

1,274	Koppers Holdings Inc.	41,724

1,853	Kraton Performance Polymers Inc., (2)	47,492

1,420	Kronos Worldwide Inc.	10,918

1,366	LSB Industries Inc., (2), (3)	7,226

2,170	Minerals Technologies Inc.	145,824

10,373	Olin Corporation	227,480

2,660	OMNOVA Solutions Inc., (2)	20,216

5,255	PolyOne Corporation	153,604

809	Quaker Chemical Corporation	86,968

2,694	Rayonier Advanced Materials Inc.	34,833

2,788	Sensient Technologies Corporation	207,734

1,229	Stepan Company	87,296

5,178	TerraVia Holdings Inc., (2)	12,168

1,242	Trecora Resources, (2)	12,731

1,591	Tredegar Corporation	29,434

1,799	Trinseo SA	94,358

4,037	Tronox Limited, Class A	32,700

1,661	Valhi Inc.	3,256
	Total Chemicals	2,555,397

70	NUVEEN

Shares	Description (1)	Value

	Commercial Services & Supplies – 2.2%

3,399	ABM Industries Inc.	$132,833

6,656	Acco Brands Corporation, (2)	73,882

1,368	American Ecology Corporation	57,798

711	Aqua Metals, Inc., (2), (3)	6,363

2,639	ARC Document Solutions, (2)	9,052

2,865	Brady Corporation	94,832

2,821	Brinks Company	111,571

2,420	Casella Waste Systems, Inc., (2)	27,104

1,833	CECO Environmental Corporation	18,147

3,062	Deluxe Corporation	187,394

1,602	Ennis Inc.	23,469

2,332	Essendant Inc.	35,796

886	G&K Services, Inc.	83,904

4,408	Healthcare Services Group, Inc.	162,964

825	Heritage-Crystal Clean, Inc., (2)	10,808

2,839	HNI Corporation	115,434

2,401	Innerworkings, Inc., (2)	21,153

4,051	Interface, Inc.	64,208

2,312	Kimball International Inc., Class B	28,900

3,008	Knoll Inc.	65,093

2,001	Matthews International Corporation	119,860

1,470	McGrath Rentcorp.	44,247

3,750	Miller (Herman) Inc.	104,250

2,773	Mobile Mini, Inc.	70,294

1,946	MSA Safety Inc.	113,452

851	Multi Color Corporation	55,251

562	NL Industries Inc.	1,798

1,867	Quad Graphics Inc.	44,360

1,084	SP Plus Corporation, (2)	27,317

5,389	Steelcase Inc.	71,943

1,809	Team, Inc., (2)	55,627

3,618	Tetra Tech, Inc.	139,112

1,230	TRC Companies, (2)	10,025

947	UniFirst Corporation	116,008

1,260	Viad Corporation	52,290

538	VSE Corporation	15,516

2,705	West Corporation	53,343
	Total Commercial Services & Supplies	2,425,398

NUVEEN	71

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Communications Equipment – 1.7%

3,076	ADTRAN, Inc.	$55,829

1,499	Aerohive Networks Inc., (2)	7,930

1,032	Applied Optoelectronics Inc., (2)	19,845

580	Bel Fuse, Inc., Class B	13,833

993	Black Box Corporation	11,420

2,242	CalAmp Corporation, (2)	28,967

2,584	Calix Inc., (2)	16,150

8,598	Ciena Corporation, (2)	166,629

729	Clearfield Inc., (2)	12,211

1,414	Comtech Telecom Corporation	14,706

1,613	Digi International, Inc., (2)	14,759

1,636	EMCORE Corporation, (2)	10,716

6,471	Extreme Networks Inc., (2)	27,241

6,733	Finisar Corporation, (2)	184,350

4,787	Harmonic Inc., (2)	24,414

8,798	Infinera Corporation, (2)	68,624

2,170	Interdigital Inc.	153,311

4,018	IXIA, (2)	48,015

945	KVH Industries, Inc., (2)	7,513

3,163	Lumentum Holdings Inc., (2)	106,277

1,731	Netgear, Inc., (2)	87,416

5,611	NetScout Systems, Inc., (2)	154,022

7,005	Oclaro Inc., (2)	51,207

2,077	Plantronics Inc.	107,402

4,175	ShoreTel, Inc., (2)	27,764

351	Silicom Limited	13,057

2,987	Sonus Networks, Inc., (2)	17,295

1,624	Ubiquiti Networks Inc.	85,146

2,783	ViaSat, Inc., (2)	196,647

14,688	Viavi Solutions Inc., (2)	104,579
	Total Communications Equipment	1,837,275

	Construction & Engineering – 0.9%

2,188	Aegion Corporation, (2)	40,500

1,630	Ameresco Inc., Class A Shares, (2)	7,824

837	Argan, Inc.	47,583

2,322	Comfort Systems USA Inc.	66,990

1,914	Dycom Industries Inc., (2)	147,244

3,792	Emcor Group Inc.	229,264

2,475	Granite Construction Inc.	121,671

72	NUVEEN

Shares	Description (1)	Value

	Construction & Engineering (continued)

3,907	Great Lakes Dredge & Dock Corporation	$13,870

2,210	HC2 Holdings, Inc., (2)	8,796

518	IES Holdings, Inc., (2)	7,744

1,198	Layne Christensen Company, (2)	10,267

4,146	MasTec Inc., (2)	118,368

938	MYR Group Inc., (2)	27,990

485	NV5 Holdings Inc., (2)	13,871

1,808	Orion Marine Group Inc., (2)	14,609

2,521	Primoris Services Corporation	50,496

2,365	Tutor Perini Corporation, (2)	45,053
	Total Construction & Engineering	972,140

	Construction Materials – 0.2%

4,554	Headwater Inc., (2)	74,686

4,768	Summit Materials, Inc., Class A Shares, (2)	89,352

91	United States Lime & Minerals, Inc.	5,987

897	US Concrete, Inc., (2), (3)	44,760
	Total Construction Materials	214,785

	Consumer Finance – 0.5%

1,491	Encore Capital Group, Inc., (2)	29,596

1,766	Enova International, Inc., (2)	16,600

3,170	EZCORP, Inc., (2)	30,908

2,980	First Cash Financial Services, Inc.	140,656

2,672	Green Dot Corporation, Class A Shares, (2)	59,318

20,592	LendingClub Corporation, (2), (3)	101,519

1,267	Nelnet Inc.	49,641

2,886	PRA Group Inc., (2)	92,063

698	Regional Management Corporation, (2)	15,544

378	World Acceptance Corporation, (2), (3)	17,963
	Total Consumer Finance	553,808

	Containers & Packaging – 0.1%

253	AEP Industries, Inc.	27,716

359	Greif , Inc, Class B Shares	20,912

1,603	Greif Inc.	75,117

1,349	Multi Packaging Solutions International Limited, (2)	18,225

1,359	Myers Industries, Inc.	16,376

424	UFP Technologies, Inc., (2)	11,321
	Total Containers & Packaging	169,667

	Distributors – 0.1%

2,860	Core-Mark Holding Company, Inc.	101,101

NUVEEN	73

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Distributors (continued)

407	Weyco Group, Inc.	$10,301
	Total Distributors	111,402

	Diversified Consumer Services – 0.9%

970	American Public Education Inc., (2)	19,546

5,346	Apollo Group, Inc., (2)	46,991

639	Ascent Media Corporation, (2)	13,023

1,092	Bridgepoint Education Inc., (2)	7,382

2,622	Bright Horizons Family Solutions Inc., (2)	175,438

962	Cambium Learning Group Inc., (2)	4,983

709	Capella Education Company, (3)	51,828

4,184	Career Education Corporation, (2)	30,083

925	Carriage Services Inc.	21,867

5,039	Chegg Inc., (2)	33,509

462	Collectors Universe, Inc.	8,681

3,917	DeVry Education Group Inc., (3)	88,916

2,816	Grand Canyon Education Inc., (2)	122,890

7,765	Houghton Mifflin Harcourt Company, (2)	98,227

2,185	K12, Inc., (2)	23,685

451	Liberty Tax Inc., Class A Shares	5,344

5,292	LifeLock, Incorporated, (2)	85,201

2,328	Regis Corporation	29,519

3,084	Sothebys Holdings Inc., (3)	110,654

659	Strayer Education Inc.	38,657

1,737	Weight Watcher’s International Inc., (3)	17,856
	Total Diversified Consumer Services	1,034,280

	Diversified Financial Services – 0.1%

45	BBX Capital Corporation, (2)	916

4,118	FNFV Group, (2)	49,622

519	Marlin Business Services Corporation	9,083

1,563	Newstar Financial, Inc., (2)	15,208

3,003	On Deck Capital, Inc., (2), (3)	14,685

1,370	PICO Holdings, Inc., (2)	16,577

1,937	Tiptree Financial Inc., Class A	11,235
	Total Diversified Financial Services	117,326

	Diversified Telecommunication Services – 0.6%

649	Atlantic Tele-Network, Inc.	43,898

2,635	Cincinnati Bell Inc., (2)	51,778

2,603	Cogent Communications Group, Inc.	96,051

3,111	Consolidated Communications Holdings, Inc.	74,446

74	NUVEEN

Shares	Description (1)	Value

	Diversified Telecommunication Services (continued)

1,329	FairPoint Communications Inc., (2)	$20,732

1,813	General Communication, Inc., (2)	28,718

23,354	Globalstar, Inc., (2), (3)	21,616

1,082	IDT Corporation	19,357

2,042	Inteliquent Incn	34,285

2,091	Intelsat SA, (2)	5,667

5,164	Iridium Communications Inc., (2), (3)	42,087

1,185	Lumos Networks Corporation	16,839

4,047	Orbcomm, Inc., (2)	36,140

611	pdvWireless Inc., (2), (3)	14,420

599	Straight Path Communications Inc., Class B Shares, (2), (3)	14,544

11,964	Vonage Holdings Corporation, (2)	82,073

6,011	Windstream Holdings Inc., (3)	47,186
	Total Diversified Telecommunication Services	649,837

	Electric Utilities – 1.2%

3,110	ALLETE Inc	190,612

2,531	El Paso Electric Company	116,932

2,764	Empire District Electric Company	94,612

926	Genie Energy Limited, Class B Shares	4,824

3,165	IDACORP, INC	248,104

2,190	MGE Energy, Inc.	128,006

2,378	Otter Tail Power Corporation	85,489

5,009	PNM Resources Inc.	164,546

5,606	Portland General Electric Company	244,646

323	Spark Energy, Inc.	7,817
	Total Electric Utilities	1,285,588

	Electrical Equipment – 0.7%

388	Allied Motion	7,675

776	American Superconductor Corporation, (2)	4,974

760	Atkore International Group Inc., (2)	14,288

1,622	AZZ Inc.	86,372

2,862	Babcock & Wilcox Enterprises, Inc., (2)	45,048

1,265	Encore Wire Corporation	43,200

927	Energous Corporation, (2), (3)	12,635

2,729	EnerSys	177,740

1,484	Fuelcell Energy Inc., (2), (3)	4,971

4,093	Generac Holdings Inc., (2)	155,902

3,036	General Cable Corporation	42,504

1,489	LSI Industries, Inc.	12,805

NUVEEN	75

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Electrical Equipment (continued)

11,307	Plug Power Inc., (2), (3)	$17,300

545	Powell Industries Inc.	19,288

300	Power Solutions International Inc., (2)	2,865

156	Preformed Line Products Company	6,711

3,959	Sunrun Inc., (2), (3)	20,626

2,003	Thermon Group Holdings Inc., (2)	36,715

376	TPI Composites Incorporated, (2)	5,986

1,064	Vicor Corporation	13,566
	Total Electrical Equipment	731,171

	Electronic Equipment, Instruments & Components – 2.7%

948	Agilysys Inc.	9,148

1,816	Anixter International Inc., (2)	119,402

2,913	AVX Group	40,840

1,757	Badger Meter Inc.	56,488

2,625	Belden Inc.	170,126

3,099	Benchmark Electronics Inc., (2)	77,940

1,516	Coherent Inc., (2)	157,846

1,257	Control4 Corporation, (2)	14,192

1,962	CTS Corporation	35,708

2,296	Daktronics Inc.	19,172

1,092	DTS, Inc.	46,246

1,820	Electro Scientific Industries Inc.	9,428

395	ePlus, Inc., (2)	36,162

2,183	Fabrinet, (2)	82,867

1,038	FARO Technologies, Inc., (2)	34,825

3,725	II VI Inc., (2)	103,555

2,296	Insight Enterprises Inc., (2)	66,102

5,119	InvenSense Incorporated, (2)	39,160

2,093	Itron Inc., (2)	112,813

1,758	Kimball Electronics Inc., (2)	24,436

5,528	Knowles Corporation, (2), (3)	82,588

1,385	Littelfuse Inc.	193,208

1,972	Maxwell Technologies, Inc., (2)	9,544

187	Mesa Laboratories, Inc.	23,607

2,284	Methode Electronics, Inc.	71,261

964	MTS Systems Corporation	45,838

1,980	Novanta, Inc., (2)	34,551

1,096	OSI Systems Inc., (2)	76,862

1,210	Park Electrochemical Corporation	18,670

76	NUVEEN

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components (continued)

691	PC Connection, Inc.	$16,038

2,088	Plexus Corporation, (2)	95,651

2,357	Radisys Corporation, (2)	9,829

1,692	Rofin Sinar Technologies Inc., (2)	55,075

1,128	Rogers Corporation, (2)	61,397

4,599	Sanmina-SCI Corporation, (2)	127,162

1,572	ScanSource, Inc., (2)	55,020

1,831	SYNNEX Corporation	187,751

765	Systemax Inc.	6,005

2,191	Tech Data Corporation, (2)	168,751

4,538	TTM Technologies, Inc., (2)	59,675

2,597	Universal Display Corporation, (2)	134,265

8,542	Vishay Intertechnology Inc.	120,442

758	Vishay Precision Group Inc., (2)	11,901
	Total Electronic Equipment, Instruments & Components	2,921,547

	Energy Equipment & Services – 1.0%

4,357	Archrock Inc.	50,541

3,814	Atwood Oceanics Inc., (3)	29,101

2,104	Bristow Group Inc.	21,061

1,218	Carbo Ceramics Inc., (3)	7,430

1,262	Dawson Geophysical Co, (2)	8,266

1,223	ERA Group Incorporated, (2)	9,234

1,983	Exterran Corp., (2)	31,351

4,885	Fairmount Santrol Holdings Inc., (2)	41,962

3,760	Forum Energy Technologies Incorporated, (2)	67,680

816	Geospace Technologies Corporation, (2)	15,039

7,048	Helix Energy Solutions Group, (2)	61,459

2,069	Hornbeck Offshore Services Inc., (2), (3)	8,214

1,983	Independence Contract Drilling Inc., (2)	7,892

1,665	Matrix Service Company, (2)	29,471

15,135	McDermott International Inc., (2)	77,794

772	Natural Gas Services Group, (2)	16,752

5,193	Newpark Resources Inc., (2)	32,716

3,206	Oil States International Inc., (2)	93,776

7,566	Parker Drilling Company, (2)	15,132

811	PHI Inc Non-Voting, (2)	12,635

3,993	Pioneer Energy Services Corporation, (2)	14,175

781	RigNet, Inc., (2)	11,715

998	SeaCor Smit Inc., (2)	49,211

NUVEEN	77

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Energy Equipment & Services (continued)

23,672	Seadrill Limited, (3)	$50,421

2,894	Tesco Corporation	19,824

5,654	TETRA Technologies, (2)	30,814

3,041	Tidewater Inc., (3)	5,261

3,168	Unit Corporation, (2)	54,268

4,009	US Silica Holdings Inc.	185,176

2,861	Willbros Group Inc., (2)	4,349
	Total Energy Equipment & Services	1,062,720

	Equity Real Estate Investment Trusts – 7.2%

5,004	Acadia Realty Trust	168,585

1,424	Agree Realty Corporation	68,850

134	Alexander’s Inc.	51,492

2,449	American Assets Trust Inc	97,250

2,059	Armada Hoffler Properties Inc.	27,652

1,449	Ashford Hospitality Prime Inc.	18,779

4,894	Ashford Hospitality Trust Inc.	28,434

1,276	Bluerock Residential Growth, Inc.	15,822

3,604	CareTrust, Inc.	50,744

2,431	CatchMark Timber Trust Inc., Class A	25,623

10,568	CBL & Associates Properties Inc.	113,078

5,168	Cedar Shopping Centers Inc.	34,987

2,477	Chatham Lodging Trust	43,843

3,722	Chesapeake Lodging Trust	80,805

1,350	City Office, Inc.	16,956

4,070	Colony Starwood Homes	118,071

834	Community Healthcare Trust Inc.	18,665

2,100	Coresite Realty Corporation	154,854

21,195	Cousins Properties, Inc.	164,685

12,574	DiamondRock Hospitality Company	115,052

4,672	Dupont Fabros Technology Inc.	190,664

2,036	Easterly Government Properties, Inc.	38,623

1,979	EastGroup Properties Inc.	134,394

4,603	Education Realty Trust Inc.	196,042

770	Farmland Partners, Inc., (3)	8,193

8,536	FelCor Lodging Trust Inc.	54,545

7,273	First Industrial Realty Trust, Inc.	192,080

3,799	First Potomac Realty Trust	33,887

3,783	Four Corners Property Trust, Inc.	75,963

7,096	Franklin Street Properties Corporation	82,101

78	NUVEEN

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts (continued)

4,649	Geo Group Inc.	$111,390

1,653	Getty Realty Corporation	37,573

1,428	Gladstone Commercial Corporation	25,490

1,003	Global Medical REIT, Inc.	9,779

10,680	Global Net Lease, Inc.	79,139

4,391	Government Properties Income Trust	84,044

26,454	Gramercy Property Trust	243,906

7,134	Healthcare Realty Trust, Inc.	227,503

2,593	Hersha Hospitality Trust	46,207

5,858	Hudson Pacific Properties Inc.	196,946

3,465	Independence Realty Trust	28,863

7,928	Investors Real Estate Trust	48,123

4,294	iStar Inc., (2), (3)	47,792

5,178	Kite Realty Group Trust	129,088

6,682	LaSalle Hotel Properties	158,698

14,397	Lexington Corporate Properties Trust	145,986

2,359	LTC Properties Inc.	118,209

5,590	Mack-Cali Realty Corporation	143,551

16,356	Medical Properties Trust Inc.	228,003

3,949	Monmouth Real Estate Investment Corporation	53,983

10,547	Monogram Residential Trust, Inc.	111,165

2,334	National Health Investors Inc.	176,824

2,198	National Storage Affiliates Trust	43,037

4,780	New Senior Investment Group Inc.	49,808

10,347	New York REIT, Inc.	97,469

1,225	NexPoint Residential Trust, Inc.	22,834

3,946	Northstar Realty Europe Corporation	39,026

874	One Liberty Properties Inc.	20,591

2,649	Parkway Properties, Inc., (2)	47,739

4,478	Pebblebrook Hotel Trust, (3)	108,726

4,277	Penn Real Estate Investment Trust	83,444

8,461	Physicians Realty Trust	167,274

2,545	Potlatch Corporation	97,728

1,506	Preferred Apartment Communities Inc.	19,608

1,234	PS Business Parks Inc.	135,481

2,931	QTS Realty Trust Inc., Class A Shares	134,709

6,462	RAIT Investment Trust	19,709

4,932	Ramco-Gershenson Properties Trust	85,521

6,435	Retail Opportunity Investments Corporation	129,408

NUVEEN	79

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts (continued)

4,107	Rexford Industrial Realty Inc.	$86,493

7,636	RLJ Lodging Trust	150,582

2,720	Ryman Hospitalities Properties	137,142

4,044	Sabra Health Care Real Estate Investment Trust Inc.	94,225

630	Saul Centers Inc.	38,102

3,971	Select Income REIT	98,243

1,562	Seritage Growth Properties, (3)	71,149

2,081	Silver Bay Realty Trust Corporation	34,857

4,305	STAG Industrial Inc.	99,316

5,420	Summit Hotel Properties Inc.	70,406

13,613	Sunstone Hotel Investors Inc.	170,979

2,782	Terreno Realty Corporation	72,610

2,989	Tier REIT, Inc.	44,088

1,613	UMH Properties Inc.	19,550

808	Universal Health Realty Income Trust	47,430

5,620	Urban Edge Properties	145,052

1,801	Urstadt Biddle Properties Inc.	38,722

11,634	Washington Prime Group, Inc.	122,041

4,598	Washington Real Estate Investment Trust	135,273

1,828	Whitestone Real Estate Investment Trust	24,312

6,476	Xenia Hotels & Resorts Inc.	101,090
	Total Equity Real Estate Investment Trusts	7,976,755

	Food & Staples Retailing – 0.6%

1,682	Andersons, Inc.	64,000

876	Ingles Markets, Inc.	34,602

581	Natural Grocers by Vitamin Cottage Incorporated, (2)	6,902

2,344	Performance Food Group Company, (2)	56,256

1,254	PriceSmart, Inc.	114,051

1,447	Smart & Final Stores, Inc., (2)	17,364

2,313	SpartanNash Co	64,764

16,648	SUPERVALU INC.	71,420

1,220	The Chef’s Warehouse Inc., (2)	13,908

3,105	United Natural Foods Inc., (2)	129,603

463	Village Super Market, Inc.	13,844

600	Weis Markets Inc.	33,378
	Total Food & Staples Retailing	620,092

	Food Products – 1.4%

1,355	AdvancePierre Foods Holdings, Inc.	37,886

226	Alico Inc.	5,910

80	NUVEEN

Shares	Description (1)	Value

	Food Products (continued)

1,830	Amplify Snack Brands, Inc., (2), (3)	$26,517

4,116	B&G Foods Inc.	174,518

969	Calavo Growers, Inc., (3)	57,316

1,937	Cal-Maine Foods, Inc., (3)	74,865

10,284	Darling International Inc., (2)	139,862

5,736	Dean Foods Company	104,739

503	Farmer Brothers Company, (2)	16,448

2,024	Fresh Del Monte Produce Inc.	122,148

1,398	Freshpet, Inc., (2)	11,883

1,171	Inventure Group, (2)	9,907

937	J&K Snack Foods Corporation	114,455

537	John B Sanfillippo & Son, Inc.	27,215

1,177	Lancaster Colony Corporation	153,775

1,674	Landec Corporation, (2)	22,181

294	Lifeway Foods, Inc.	5,257

734	Limoneira Company	14,452

1,369	Omega Protein Corporation, (2)	30,529

1,252	Sanderson Farms Inc., (3)	112,655

16	Seaboard Corproation	54,160

411	Seneca Foods Corporation, (2)	12,083

5,042	Snyders Lance Inc.	179,344

1,077	Tootsie Roll Industries Inc., (3)	38,180
	Total Food Products	1,546,285

	Gas Utilities – 1.2%

918	Chesapeake Utilities Corporation	58,798

453	Delta Natural Gas Company, Inc.	10,668

5,375	New Jersey Resources Corporation	182,481

1,701	Northwest Natural Gas Company	100,019

3,262	One Gas Inc.	199,895

5,001	South Jersey Industries Inc.	148,280

2,965	Southwest Gas Corporation	214,844

2,679	Spire, Inc.	168,241

3,161	WGL Holdings Inc.	199,364
	Total Gas Utilities	1,282,590

	Health Care Equipment & Supplies – 3.0%

1,372	Abaxis, Inc.	65,499

4,990	Accuray, Inc., (2)	24,451

780	Analogic Corporation	63,843

1,690	AngioDynamics, Inc., (2)	26,939

NUVEEN	81

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

882	Anika Therapeutics, Inc., (2)	$39,126

1,968	AtriCure, Inc., (2), (3)	35,896

86	ATRION Corporation	37,767

1,153	Avinger, Inc., (2)	4,036

1,511	AxoGen, Inc., (2)	13,372

2,243	Cantel Medical Corporation	159,769

1,995	Cardiovascular Systems, Inc., (2)	46,743

6,340	Cerus Corporation, (2)	30,559

2,238	ConforMIS Inc., (2), (3)	17,076

1,727	Conmed Corporation	69,080

3,637	Corindus Vascular Robotics, Inc., (2)	2,801

1,972	CryoLife Inc.	33,524

735	Cutera, Inc., (2)	9,629

1,485	Cynosure, Inc., (2)	63,335

5,074	Endologix, Inc., (2), (3)	53,074

469	Entellus Medical, Inc., (2)	9,591

659	Exactech, Inc., (2)	15,915

2,513	Genmark Diagnostics Inc., (2)	26,814

1,046	Glaukos Corporation, (2)	34,936

4,386	Globus Medical Inc, Class A, (2)	97,062

1,915	Greatbatch, Inc., (2)	42,226

3,204	Haemonetics Corporation, (2)	107,046

2,930	Halyard Health Inc., (2)	94,786

920	ICU Medical, Inc., (2)	128,156

1,021	Inogen Inc., (2)	54,797

3,612	Insulet Corporation, (2)	134,077

1,882	Integra Lifesciences Holdings Corporation, (2), (3)	149,638

1,985	Invacare Corporation	18,163

2,131	InVivo Therapeutics Holdings Corporation, (2), (3)	9,270

267	iRadimed Corporation, (2)	2,523

498	Iridex Corporation, (2)	6,748

1,611	K2M Group Holdings Inc., (2)	27,500

846	LeMaitre Vascular, Inc.	17,715

2,558	Masimo Corporation, (2)	140,690

2,611	Meridian Bioscience, Inc.	42,951

2,694	Merit Medical Systems, Inc., (2)	59,133

2,036	Natus Medical, Inc., (2)	80,117

2,281	Neogen Corporation, (2)	120,186

1,503	Nevro Corporation, (2), (3)	138,156

82	NUVEEN

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

3,170	Novocure Limited, (2)	$19,179

3,103	NuVasive, Inc., (2)	185,342

3,986	Nxstage Medical, Inc., (2)	90,642

3,393	OraSure Technologies, Inc., (2)	25,481

1,095	Orthofix International NV, (2)	40,132

1,389	Oxford Immunotec Global PLC, (2)	17,863

1,594	Penumbra Inc., (2), (3)	105,124

1,681	Quidel Corporation, (2)	32,443

2,999	Rockwell Medical Technologies, Inc., (2), (3)	17,424

3,597	RTI Biologics Inc., (2)	9,172

890	Second Sight Medical Products, Inc., (2)	2,323

1,857	Senseonics Holdings, Inc., (2)	4,345

2,675	Spectranetics Corporation, (2)	58,048

2,505	STAAR Surgical Company, (2)	21,167

811	Surmodics Inc., (2)	20,194

275	Tactile Systems Technology, Incorporated, (2)	4,885

1,142	Tandem Diabetes Care Inc., (2)	6,909

4,605	TransEnterix Inc., (2)	6,908

159	Utah Medical Products, Inc.	9,882

1,056	Vascular Solutions, Inc., (2)	48,154

871	Veracyte Inc., (2)	6,323

439	ViewRay, Inc., (2)	1,177

6,460	Wright Medical Group, Inc., (2), (3)	141,539

2,220	Zeltiq Aesthetics Inc, (2), (3)	73,482
	Total Health Care Equipment & Supplies	3,302,853

	Health Care Providers & Services – 2.0%

620	AAC Holdings, Inc., (2), (3)	10,162

1,822	Aceto Corporation	33,397

463	Addus HomeCare Corporation, (2)	11,714

865	Adeptus Health Inc., Class A Shares, (2), (3)	26,054

2,228	Air Methods Corporation, (2)	58,931

507	Almost Family, Inc., (2)	19,900

1,750	Amedisys, Inc., (2)	75,705

546	American Renal Assocciates Holdings, Inc , (2)	9,642

2,964	AMN Healthcare Services Inc., (2)	97,219

7,039	Bioscrip, Inc., (2)	18,935

1,690	BioTelemetry Inc., (2)	29,913

1,761	Capital Senior Living Corporation, (2)	28,123

1,013	Chemed Corporation	143,258

NUVEEN	83

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

945	Civitas Solutions Inc., (2)	$16,160

6,911	Community Health Systems, Inc., (2), (3)	36,490

620	Corvel Corporation, (2)	21,421

2,006	Cross Country Healthcare, Inc., (2)	22,407

2,862	Diplomat Pharmacy, Inc., (2), (3)	66,313

2,989	Ensign Group Inc.	55,207

2,343	Genesis Healthcare Inc., (2)	6,139

2,701	HealthEquity, Inc., (2)	89,754

5,555	HealthSouth Corporation	223,033

2,008	Healthways Inc., (2)	49,798

5,276	Kindred Healthcare Inc.	51,969

619	Landauer Inc.	26,927

939	LHC Group, Inc., (2)	32,180

1,516	Magellan Health Services, Inc., (2)	77,998

2,709	Molina Healthcare Inc., (2), (3)	147,397

651	National Healthcare Corporation	42,120

524	National Research Corporation	8,043

3,671	Nobilis Health Corporation, (2), (3)	12,298

3,903	Owens and Minor Inc.	126,652

1,849	Pharmerica Corporation, (2)	44,006

811	Providence Service Corporation, (2)	32,817

1,856	Quorum Health Corp., (2)	7,498

2,536	RadNet, Inc., (2)	17,625

6,683	Select Medical Corporation	86,879

1,165	Surgery Partners Inc., (2)	18,757

1,680	Surgical Care Affiliates Inc., (2)	71,887

4,249	Team Health Holdings Inc., (2)	182,070

1,298	Teladoc, Inc., (2), (3)	21,093

1,459	Triple-S Management Corporation, Class B Shares, (2)	30,172

2,873	Universal American Corporation, (2)	21,576

757	US Physical Therapy, Inc.	43,073
	Total Health Care Providers & Services	2,252,712

	Health Care Technology – 0.5%

2,525	Castlight Health Inc., Class B, (2)	10,984

702	Computer Programs and Systems, Inc., (3)	18,322

791	Cotiviti Holdings, Inc., (2)	24,418

952	Evolent Health Inc., (2), (3)	20,040

1,611	Healthstream, Inc., (2)	43,449

5,276	HMS Holdings Corporation, (2)	111,165

84	NUVEEN

Shares	Description (1)	Value

	Health Care Technology (continued)

3,443	Medidata Solutions, Inc., (2)	$165,230

437	NantHealth, Incorporated, (2)	5,738

2,228	Omnicell, Inc., (2)	72,689

3,198	Quality Systems Inc.	41,222

1,549	Vocera Communications Incorporated, (2)	28,502
	Total Health Care Technology	541,759

	Hotels, Restaurants & Leisure – 2.8%

5,240	Belmond Limited, Class A, (2)	67,858

65	Biglari Holdings Inc., (2)	28,482

1,461	BJ’s Restaurants, Inc., (2), (3)	52,742

7,128	Bloomin Brands	123,314

1,243	Bob Evans Farms	51,236

648	Bojangles’, Inc., (2)	9,590

5,167	Boyd Gaming Corporation, (2)	92,283

1,186	Buffalo Wild Wings, Inc., (2)	172,741

2,981	Caesars Acquisition Compnay, Class A, (2)	34,729

3,533	Caesar’s Entertainment Corporation, (2), (3)	25,084

2,150	Carrols Restaurant Group, Inc., (2)	26,875

1,203	CBRL Group Inc., (3)	166,014

1,334	Century Casinos, Inc., (2)	8,458

2,540	Cheesecake Factory Inc., (3)	135,103

823	Churchill Downs Inc.	111,928

1,024	Chuy’s Holdings Inc., (2)	29,082

4,029	ClubCorp Holdings Inc.	46,535

2,373	Dave & Buster’s Entertainment Inc., (2)	98,124

1,482	Del Friscos Restaurant Group, (2)	21,193

1,448	Del Taco Restaurants, Inc., (2)	19,418

4,746	Denny’s Corporation, (2)	49,216

1,096	DineEquity Inc.	86,694

1,341	El Pollo Loco Holdings, Inc., (2)	16,360

1,823	Eldorado Resorts Inc., (2)	22,058

209	Empire Resorts, Inc., (2)	4,002

1,667	Fiesta Restaurant Group, (2)	44,009

329	Fogo De Chao, Inc., (2)	3,899

682	Golden Entertainment, Inc., (2)	7,816

743	Habit Restaurants Inc., Class A Shares, (2)	10,513

7,086	Interval Leisure Group Inc.	116,069

1,650	Intl Speedway Corporation	54,285

1,024	Intrawest Resorts Holdings Inc., (2)	16,804

NUVEEN	85

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

1,565	Isle of Capri Casinos, (2)	$32,865

894	J Alexanders Holdings Inc., (2)	8,046

2,045	Jack in the Box Inc., Term Loan	191,678

797	Jamba, Inc., (2), (3)	8,408

547	Kona Grill, Inc., (2)	5,880

5,311	La Quinta Holdings Inc., (2)	53,163

974	Lindblad Expeditions Holdings, Inc., (2)	7,977

1,288	Luby’s Inc., (2)	5,397

1,165	Marcus Corporation	30,873

1,403	Marriott Vacations World	89,203

656	Monarch Casino & Resort, Inc., (2)	15,514

201	Nathan’s Famous, Inc., (2)	10,713

691	Noodles & Company, (2)	3,248

1,701	Papa John’s International, Inc., (3)	128,340

4,666	Penn National Gaming, Inc., (2)	60,331

3,406	Pinnacle Entertainment Inc., (2)	40,361

1,004	Planet Fitness Inc., (2)	21,285

1,356	Popeye’s Louisiana Kitchen Inc., (2)	72,383

1,491	Potbelly Corporation, (2)	19,458

938	Red Lions Hotels Corporation, (2)	7,879

856	Red Robin Gourmet Burgers, Inc., (2)	39,376

1,881	Red Rock Resorts, Inc.	41,194

3,720	Ruby Tuesday, Inc., (2)	11,048

1,994	Ruth’s Chris Steak House, Inc.	31,605

3,251	Scientific Games Corporation, (2)	40,312

4,187	Seaworld Entertainment, (3)	58,660

983	Shake Shack Inc., Class A Shares, (2), (3)	31,348

2,946	Sonic Corporation	67,493

756	Speedway Motorsports Inc.	14,220

4,149	Texas Roadhouse, Inc.	168,117

985	Wingstop Inc., (2)	26,359

1,195	Zoe’s Kitchen Inc., (2)	27,091
	Total Hotels, Restaurants & Leisure	3,122,339

	Household Durables – 1.2%

644	Bassett Furniture, Inc.	14,780

2,322	Beazer Homes USA, Inc., (2)	23,754

531	Cavco Industries, Inc., (2)	49,064

984	Century Communities, Inc., (2)	19,385

536	CSS Industries Inc.	13,454

86	NUVEEN

Shares	Description (1)	Value

	Household Durables (continued)

1,545	Ethan Allen Interiors Inc.	$47,432

407	Flexsteel Industries, Inc.	17,053

6,325	GoPro, Inc., Class A, (2), (3)	80,834

1,537	Green Brick Partners, Inc., (2)	11,758

1,754	Helen of Troy Limited, (2)	142,951

711	Hooker Furniture Corporation	18,699

7,793	Hovnanian Enterprises Inc., (2)	12,157

1,259	Installed Building Products Inc., (2)	41,610

1,681	Irobot Corporation, (2)	85,227

5,224	KB Home, (3)	75,957

3,074	La Z Boy Inc.	71,932

967	LGI Homes Inc., (2), (3)	28,778

1,412	Libbey Inc.	22,606

730	Lifetime Brands, Inc.	10,330

1,481	M/I Homes, Inc., (2)	31,856

2,478	MDC Holdings Inc.	58,753

2,395	Meritage Corporation, (2)	74,125

243	Nacco Industries Inc.	17,775

824	New Home Company Inc., (2)	8,256

1,902	Taylor Morrison, (2)	32,448

2,412	TopBuild Corporation, (2)	72,674

9,324	Tri Pointe Group, Incorporated, (2)	100,979

535	UCP Inc., Class A, (2)	4,869

886	Univeral Electronics Inc., (2)	62,153

1,355	WCI Communities Inc., (2)	31,368

1,582	William Lyon Homes Inc, Class A Shares, (2), (3)	28,255

1,727	Zagg Inc., (2)	11,226
	Total Household Durables	1,322,498

	Household Products – 0.2%

633	Central Garden & Pet Company, (2)	15,395

2,093	Central Garden & Pet Company, (2)	48,851

7,428	HRG Group, Inc., (2)	111,717

317	Oil Dri Corporation	10,702

566	Orchids Paper Products Company	14,524

688	WD 40 Company	73,358
	Total Household Products	274,547

	Independent Power & Renewable Electricity Producers – 0.6%

8,065	Atlantic Power Corporation	18,550

3,685	Atlantica Yield PLC	66,256

NUVEEN	87

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Independent Power & Renewable Electricity Producers (continued)

7,317	Dynegy Inc., (2)	$77,926

2,187	NRG Yield Inc., Class A Shares	32,215

3,972	NRG Yield, Inc., Class C Shares	61,169

2,436	Ormat Technologies Inc.	117,488

4,152	Pattern Energy Group Inc., (3)	92,797

5,278	Talen Energy Corporation, (2)	73,523

5,720	TerraForm Global Inc, Class A Shares	21,450

5,475	TerraForm Power, Inc., (3)	67,945

1,468	Vivint Solar Inc., (2)	4,551
	Total Independent Power & Renewable Electricity Producers	633,870

	Industrial Conglomerates – 0.0%

2,271	Raven Industries, Inc.	48,713

	Insurance – 2.2%

2,910	Ambac Financial Group, Inc., (2)	53,690

5,366	American Equity Investment Life Holding Company	96,212

1,186	Amerisafe, Inc.	65,942

1,804	Argo Group International Holdings Inc.	100,302

671	Atlas Financial Holdings Inc., (2)	11,508

514	Baldwin & Lyons, Class B	12,644

2,908	Citizens Inc., (2), (3)	22,624

11,221	CNO Financial Group Inc.	169,213

881	Crawford & Co	9,911

524	Donegal Group, Inc., B	7,886

1,159	eHealth, Inc., (2)	9,075

507	EMC Insurance Group Inc.	12,345

2,009	Employers Holdings, Inc.	62,982

713	Enstar Group, Limited, (2)	120,212

615	FBL Financial Group Inc.	38,930

787	Federated National Holding Company	14,095

462	Fidelity & Guaranty Life	10,210

31,514	Genworth Financial Inc., Class A, (2)	130,468

563	Global Indemnity PLC, (2)	16,913

1,871	Greenlight Capital Re, Ltd, (2)	37,233

915	Hallmark Financial Services, Inc., (2)	9,479

554	HCI Group Inc.	15,019

1,597	Heritage Insurance Holdings, Inc.	18,829

2,539	Horace Mann Educators Corporation	91,277

676	Infinity Property and Casualty Corporation	55,398

90	Investors Title Company	8,640

88	NUVEEN

Shares	Description (1)	Value

	Insurance (continued)

893	James River Group Holdings, Limited	$33,613

2,483	Kemper Corporation	93,237

3,702	Maiden Holdings, Ltd	50,532

8,237	MBIA Inc., (2)	63,425

3,031	National General Holdings Corporation	62,287

462	National Interstate Corporation	14,969

142	National Western Life Group Inc.	30,587

685	Navigators Group, Inc.	63,842

1,249	OneBeacon Insurance Group Limited, Class A	17,161

719	Patriot National Inc., (2), (3)	4,558

2,944	Primerica Inc., (3)	161,037

2,376	RLI Corporation	132,438

901	Safety Insurance Group, Inc.	60,998

3,559	Selective Insurance Group Inc.	131,505

969	State Auto Financial Corporation	22,190

1,910	State National Companies Inc.	19,539

1,431	Stewart Information Services Corporation	64,323

4,136	Third Point Reinsurance Limited, (2)	48,598

901	Trupanion Inc., (2), (3)	14,587

1,352	United Fire Group Inc.	53,431

1,109	United Insurance Holdings Corporation	16,081

2,047	Universal Insurance Holdings Inc., (3)	43,601

12,710	WMIH Corporation, (2)	26,691
	Total Insurance	2,430,267

	Internet and Direct Marketing Retail – 0.5%

1,617	1-800-Flowers, (2)	15,442

692	Blue Nile Inc., (2)	24,172

600	Duluth Holdings Inc., (2)	16,290

6,573	Etsy, Inc., (2)	85,318

1,091	FTD Companies Inc., (2)	21,951

1,959	Hosting Site Network, Inc.	73,854

934	Lands’ End Inc, (2), (3)	14,570

4,545	Liberty TripAdvisor Holdings Inc., (2)	100,899

1,823	Nutri System Inc.	57,789

827	Overstock.com, Inc., (2)	12,116

1,074	PetMed Express, Inc., (3)	21,340

2,148	Shutterfly, Inc., (2), (3)	105,252

1,974	Wayfair Inc., Class A Shares, (2), (3)	65,793
	Total Internet and Direct Marketing Retail	614,786

NUVEEN	89

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Internet Software & Services – 2.4%

2,295	2U Inc., (2), (3)	$80,004

2,252	Actua Corporation, (2)	26,236

645	Alarm Com Holdings Inc., (2), (3)	18,821

1,108	Amber Road Inc., (2)	10,559

2,488	Angie’s List, (2), (3)	19,158

963	Apigee Corp., (2)	16,708

381	Appfolio Inc., Class A Shares, (2), (3)	7,258

576	Autobytel, Inc., (2)	9,418

2,969	Bankrate Inc., (2)	23,158

5,141	Bazaarvoice Inc., (2)	25,191

805	BenefitFocus Inc., (2)	26,163

2,455	Blucora Inc., (2)	32,652

3,055	Box, Inc., Class A Shares, (2), (3)	44,053

1,876	Brightcove Inc., (2)	20,917

1,112	Carbonite Inc., (2)	18,960

879	CareCom Inc., (2)	7,981

1,452	ChannelAdvisor Corporation, (2)	15,972

1,572	Cimpress NV, (2)	130,869

2,989	ComScore Inc., (2)	86,053

3,153	Cornerstone OnDemand Inc., (2)	130,219

1,391	Cvent Inc., (2)	43,427

3,141	DHI Group Inc., (2)	17,904

6,578	Earthlink Holdings Corporation	37,626

3,756	Endurance International Group Holdings Inc., (2)	27,607

2,594	Envestnet Inc., (2)	91,698

1,772	Everyday Health Inc., (2)	18,606

2,067	Five9, Inc., (2)	29,599

3,522	Gogo Inc., (2), (3)	35,607

5,057	GrubHub Inc., (2)	192,722

1,652	GTT Communications Inc., (2)	37,170

2,524	Hortonworks Inc., (2)	19,283

3,677	inContact, Inc., (2)	51,147

657	Instructure Inc., (2)	16,721

2,599	Intralinks Holdings INc., (2)	23,833

2,949	J2 Global Inc.	209,821

4,696	Limelight Networks Inc., (2)	8,359

1,558	Liquidity Services, Inc., (2)	13,788

3,336	Liveperson, Inc., (2)	28,356

1,577	LogMeIn Inc., (2)	149,815

90	NUVEEN

Shares	Description (1)	Value

	Internet Software & Services (continued)

2,106	Marchex, Inc.	$5,307

2,584	MeetMe Incorporated, (2)	12,636

901	MINDBODY, Inc., Class A Shares, (2)	18,651

5,483	Monster Worldwide Inc., (2)	18,697

1,374	New Relic, Inc., (2)	50,082

3,976	NIC, Incorporated	91,249

865	Numerex Corporation, (2)	6,150

1,600	Q2 Holdings Inc., (2)	44,960

4,013	Qoutient Technology Inc., (2)	42,538

2,411	QuinStreet, Inc., (2)	6,992

1,499	RealNetworks Inc., (2)	6,686

550	Reis, Inc.	10,808

2,413	RetailMeNot Inc., (2)	21,838

727	Rightside Group, Limited, (2)	6,114

1,187	Shutterstock Incorporated, (2)	70,021

1,038	SPS Commerce Inc., (2)	64,750

1,013	Stamps.com Inc., (2), (3)	98,818

988	TechTarget Inc., (2)	7,983

3,401	TrueCar Inc., (2), (3)	32,820

2,662	Web.com, Inc., (2)	42,858

2,337	WebMD Health Corporation, Class A, (2)	114,817

1,429	Xactly Corp., (2)	18,434

1,591	XO Group, Incorporated, (2)	29,274
	Total Internet Software & Services	2,625,922

	IT Services – 2.0%

4,856	Acxiom Corporation, (2)	114,407

1,224	ALJ Regional Holdings, Inc., (2)	4,884

3,438	Blackhawk Network Holdings Inc., (2)	118,439

1,524	CACI International Inc., (2)	149,123

2,823	Cardtronics PLC, (2)	141,150

686	Cass Information Systems, Inc.	36,948

5,569	Convergys Corporation	162,615

2,007	CSG Systems International Inc.	76,326

1,252	Datalink Corporation, (2)	11,869

3,019	EPAM Systems Inc., (2)	194,333

3,978	Evertec Inc.	60,267

2,038	Exlservice Holdings, Inc., (2)	89,733

621	Forrester Research, Inc.	23,132

1,405	Hackett Group, Inc.	22,649

NUVEEN	91

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	IT Services (continued)

2,056	Information Services Group Inc., (2)	$8,121

3,571	Lionbridge Technologies, Inc., (2)	17,248

1,548	ManTech International Corporation, Class A	60,109

4,019	Maximus Inc.	209,229

1,982	Moneygram International Inc., (2)	13,894

400	Nci, Inc., (2)	4,700

3,391	NeuStar, Inc., (2), (3)	76,128

2,292	Perficient, Inc., (2)	42,654

972	PFSweb, Inc., (2)	7,018

2,651	Planet Payment Inc., (2)	9,252

2,648	Science Applications International Corporation	182,474

3,809	ServiceSource International Inc., (2)	18,093

2,357	Sykes Enterprises Inc., (2)	63,026

2,029	Syntel Inc.	40,783

1,028	TeleTech Holdings, Inc.	28,887

7,235	Travelport Worldwide Limited	102,158

3,145	Unisys Corporation, (2)	32,865

1,732	Virtusa Corporation, (2)	32,804
	Total IT Services	2,155,318

	Leisure Products – 0.3%

820	Arctic Cat, Inc.	12,292

5,902	Callaway Golf Company	60,259

646	Escalade, Inc.	7,849

958	JAKKS Pacific Inc., (3)	6,419

307	Johnson Outdoors, Inc.	11,046

1,130	Malibu Boats Inc., Class A, (2)	16,577

691	Marine Products Corporation	6,461

472	MCBC Holdings, Inc., (2)	5,258

1,920	Nautilus Group, Inc., (2)	33,792

2,391	Performance Sports Group Limited, (2), (4)	6,291

3,431	Smith & Wesson Holding Corporation, (2), (3)	90,681

1,161	Sturm, Ruger, & Company, (3)	71,402
	Total Leisure Products	328,327

	Life Sciences Tools & Services – 0.6%

1,442	Accelerate Diagnostics Inc., (2), (3)	30,643

1,614	Albany Molecular Research Inc., (2)	25,162

1,995	Cambrex Corporation, (2)	80,399

1,895	ChromaDex Corporation, (2)	5,230

2,485	Enzo Biochem Inc., (2)	15,159

92	NUVEEN

Shares	Description (1)	Value

	Life Sciences Tools & Services (continued)

1,862	Fluidigm Corporation, (2)	$8,621

2,592	INC Research Holdings Inc., Class A Shares, (2)	118,454

2,486	Luminex Corporation, (2)	51,783

509	Medpace Holdings, Incorporated, (2)	14,771

927	NanoString Technologies, Inc., (2)	18,030

3,320	NeoGenomics Inc., (2)	26,759

5,043	Pacific Biosciences of California Inc., (2), (3)	42,866

3,158	Parexel International Corporation, (2)	183,985

1,514	PRA Health Sciences, Inc., (2)	80,575
	Total Life Sciences Tools & Services	702,437

	Machinery – 3.3%

3,680	Actuant Corporation	82,064

590	Alamo Group Inc.	38,303

1,793	Albany International Corporation, Class A	73,065

1,578	Altra Industrial Motion, Inc.	46,551

486	American Railcar Industries	17,875

1,212	Astec Industries Inc.	67,096

3,147	Barnes Group Inc.	125,376

2,660	Briggs & Stratton Corporation	49,529

1,914	Chart Industries, Inc., (2)	53,094

1,033	CIRCOR International Inc.	55,555

2,982	CLARCOR, Inc.	185,510

1,215	Columbus McKinnon Corporation NY	23,680

1,385	Douglas Dynamics Inc.	44,459

928	Dynamic Material Corporation	10,069

2,156	Energy Recovery, Inc., (2), (3)	26,325

1,352	EnPro Industries Inc.	73,170

1,591	ESCO Technologies Inc.	70,879

683	ExOne Company, (2), (3)	8,148

3,757	Federal Signal Corporation	46,136

2,884	Franklin Electric Company, Inc.	105,122

797	Freightcar America Inc.	10,409

513	Gencor Industries Inc., (2)	6,207

1,322	Global Brass & Copper Holdings Inc.	37,941

1,104	Gorman-Rupp Company	26,518

599	Graham Corporation	10,692

1,698	Greenbrier Companies Inc., (3)	53,487

773	Hardinge, Inc.	7,498

5,046	Harsco Corporation	49,199

NUVEEN	93

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Machinery (continued)

3,697	Hillenbrand Inc.	$112,204

398	Hurco Companies, Inc.	10,428

590	Hyster-Yale Materials Handling Inc.	34,344

1,824	John Bean Technologies Corporation	145,646

6,174	Joy Global Inc.	171,822

671	Kadant Inc.	34,657

4,947	Kennametal Inc.	140,050

664	Lindsay Manufacturing Company, (3)	51,991

1,040	Lydall Inc., (2)	48,620

7,962	Manitowoc Company Inc.	32,166

5,151	Meritor Inc., (2)	52,952

732	Midwest Air Group Inc.	16,067

962	Milacron Holdings Corporation, (2)	14,007

3,546	Mueller Industries Inc.	107,408

9,760	Mueller Water Products Inc.	120,243

3,100	Navistar International Corporation, (2)	69,130

1,735	NN, Incorporated	30,623

187	OmegaFlex, Inc.	7,112

1,545	Proto Labs Incorporated, (2), (3)	69,062

1,420	RBC Bearings Inc., (2)	101,317

5,191	Rexnord Corporation, (2)	103,249

2,603	SPX Corporation	49,483

2,210	SPX Flow Inc., (2)	55,449

795	Standex International Corporation	60,738

1,469	Sun Hydraulics Corporation	43,233

813	Supreme Industries, Inc.	9,910

1,096	Tennant Company	68,993

2,770	Titan International Inc.	28,226

2,822	TriMas Corporation, (2)	50,655

4,039	Wabash National Corporation, (2)	45,439

1,741	Watts Water Technologies, Inc.	104,460

3,315	Woodward Governor Company	195,519
	Total Machinery	3,589,160

	Marine – 0.1%

1,752	Costamare Inc., (3)	11,388

2,709	Matson Incorporated	108,197

3,692	Scorpio Bulkers Inc., (2)	14,399
	Total Marine	133,984

94	NUVEEN

Shares	Description (1)	Value

	Media – 1.4%

1,354	AMC Entertainment Holdings Inc., (3)	$42,583

1,508	Carmike Cinemas, Inc., (2)	49,236

4,992	Central European Media Enterprises Limited, (2), (3)	12,230

70	Daily Journal Corporation, (2)	14,784

3,727	E.W. Scripps Company, Class A	49,420

1,625	Entercom Communications Corporation	21,450

4,122	Entravision Communications Corporation	27,617

1,852	Eros International PLC, (2), (3)	32,873

7,360	Gannett Company, Inc.	57,187

2,930	Global Eagle Acquisition Corporation, (2)	23,587

4,015	Gray Television Inc.	35,734

3,688	Imax Corporation, (2), (3)	111,562

573	Liberty Braves Group, Class A Shares, (2)	9,712

1,969	Liberty Braves Group, Class-C Shares, (2)	32,823

1,432	Liberty Media Group, Class-A Shares, (2)	39,853

2,890	Liberty Media Group, Class-C Shares, (2)	79,215

806	Loral Space & Communications, Inc., (2)	31,273

3,207	MDC Partners, Inc.	27,099

6,830	Media General Inc.	115,086

2,350	Meredith Corporation	106,573

3,727	MSG Networks Inc., (2)	71,186

3,853	National CineMedia, Inc.	53,441

2,431	New Media Investment Group Inc.	35,006

7,453	New York Times, Class A	81,238

1,869	Nexstar Broadcasting Group, Inc., (3)	91,207

1,634	Radio One Inc., (2)	4,085

1,070	Reading International Inc., A, (2)	14,113

246	Saga Comunications Inc Class A Shares	10,332

732	Salem Communications Corporation	3,989

1,693	Scholastic Corporation	64,757

4,140	Sinclair Broadcast Group, Series A	103,914

442	T2 Biosystems, Inc., (2)	3,704

6,434	Time Inc.	83,642

1,669	tronc, Inc., (2)	20,078

2,263	World Wrestling Entertainment Inc.	40,010
	Total Media	1,600,599

	Metals & Mining – 1.2%

14,850	AK Steel Holding Corporation	77,220

6,798	Allegheny Technologies, Inc., (3)	92,725

NUVEEN	95

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Metals & Mining (continued)

567	Ampco-Pittsburgh Corporation	$6,124

2,896	Carpenter Technology Inc.	91,543

3,123	Century Aluminum Company, (2)	22,829

13,810	Cliffs Natural Resources Inc., (3)	76,231

10,144	Coeur d’Alene Mines Corporation, (2)	113,410

7,194	Commercial Metals Company	113,018

4,094	Ferroglobe PLC	37,870

3,131	Gold Resource Corp.	17,784

777	Haynes International Inc.	24,996

23,896	Hecla Mining Company	143,137

1,089	Kaiser Aluminum Corporation	78,942

1,246	Materion Corporation	37,754

573	Olympic Steel Inc.	13,231

1,640	Real Industry, Inc., (2)	8,774

833	Ryerson Holding Corporation, (2)	8,538

1,633	Schnitzer Steel Industries, Inc.	39,437

7,654	Stillwater Mining Company, (2)	101,951

4,219	SunCoke Energy Inc.	43,076

2,469	TimkenSteel Corporation	25,307

2,820	Worthington Industries, Inc.	132,540
	Total Metals & Mining	1,306,437

	Mortgage Real Estate Investment Trusts – 1.1%

1,758	AG Mortgage Investment Trust Inc.	27,302

3,275	Altisource Residential Corporation	32,979

5,993	Anworth Mortgage Asset Corporation	29,426

3,231	Apollo Commercial Real Estate Finance, Inc.	54,669

1,683	Ares Commercial Real Estate Corporation	22,081

2,301	Armour Residential Inc., (3)	52,164

5,981	Capstead Mortgage Corporation	56,879

7,046	Colony Financial Inc.	133,944

9,489	CYS Investments Inc.	81,795

2,808	Dynex Capital, Inc.	19,291

857	Great Ajax Corporation	11,878

2,545	Hannon Armstrong Sustainable Infrastructure Capital Inc.	58,179

7,049	Invesco Mortgage Capital Inc.	105,242

2,398	Ladder Capital Corporation	30,407

2,881	MTGE Investment Corp.	49,121

15,219	New Residential Investment	212,457

6,889	New York Mortgage Trust, Inc., (3)	40,714

96	NUVEEN

Shares	Description (1)	Value

	Mortgage Real Estate Investment Trusts (continued)

1,407	Orchid Island Capital Inc., (3)	$14,816

627	Owens Realty Mortgage Inc.	11,443

4,267	PennyMac Mortgage Investment Trust	64,944

4,775	Redwood Trust Inc.	67,137

1,897	Resource Capital Corporation	23,504

2,563	Western Asset Mortgage Capital Corporation	25,963
	Total Mortgage Real Estate Investment Trusts	1,226,335

	Multiline Retail – 0.2%

2,791	Big Lots, Inc., (3)	121,129

2,211	Freds Inc.	20,186

1,265	Ollie’s Bargain Outlet Holdings, Inc., (2)	34,598

745	Sears Holding Corporation, (2), (3)	8,277

2,852	Tuesday Morning Corporation, (2)	14,117
	Total Multiline Retail	198,307

	Multi-Utilities – 0.5%

3,965	Avista Corporation	164,151

3,233	Black Hills Corporation	199,961

2,920	Northwestern Corporation	168,046

869	Unitil Corp.	35,255
	Total Multi-Utilities	567,413

	Oil, Gas & Consumable Fuels – 2.1%

7,731	Abraxas Petroleum Corporation, (2)	12,524

145	Adams Resources and Energy, Incorporated	5,298

2,020	Alon USA Energy, Inc.	16,281

1,865	Ardmore Shipping Corporation	10,910

3,069	Bill Barrett Corporation, (2)	15,928

1,984	California Resources Corporation, (2), (3)	20,356

9,099	Callon Petroleum Company Del, (2)	118,196

3,494	Carrizo Oil & Gas, Inc., (2)	118,202

373	Clayton Williams Energy, (2), (3)	32,567

5,487	Clean Energy Fuels Corporation, (2)	22,552

25,547	Cobalt International Energy, Inc., (2)	24,119

1,400	Contango Oil & Gas Company, (2)	10,962

991	CVTR Energy Inc., (3)	13,141

3,860	Delek US Holdings Inc.	65,234

22,019	Denbury Resources Inc.	52,625

5,747	DHT Maritime Inc.	23,390

1,516	Dorian LPG Limited, (2)	8,535

3,569	Eclipse Resources Corporation, (2)	9,779

NUVEEN	97

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

2,422	EP Energy Corporation, Class A Shares, (2), (3)	$8,622

898	Erin Energy Corporation, (2), (3)	1,931

1,527	Evolution Petroleum Corporation	11,758

8,766	Exco Resources Inc., (2)	9,467

4,067	Frontline Limited, (3)	29,160

2,562	GasLog Limited	39,327

2,597	Gener8 Maritime Inc., (2)	10,959

5,569	Golar LNG, Limited, (3)	121,905

2,267	Green Plains Renewable Energy, Inc.	58,942

46	Isramco, Inc., (2)	4,416

3,567	Jones Energy Inc, Class A, (2)	14,625

5,199	Matador Resources Company, (2), (3)	113,390

5,304	Navios Maritime Acquisition Corporation	6,736

5,436	Nordic American Tanker Shipping Ltd, (3)	44,412

2,926	Northern Oil and Gas Inc., (2)	6,145

14,562	Oasis Petroleum Inc., (2)	152,755

2,392	Overseas Shipholding Group Inc.	20,954

1,795	Pacific Ethanol, Inc., (2)	13,373

959	Panhandle Oil and Gas Inc.	17,262

1,850	Par Pacific Holdings, Inc., (2), (3)	23,569

3,322	PDC Energy Inc., (2)	203,738

2,398	Renewable Energy Group Inc., (2), (3)	20,983

355	Rex Stores Corporation, (2)	28,041

2,239	Ring Energy Inc., (2)	20,666

6,135	RSP Permian Inc., (2)	221,474

3,499	Sanchez Energy Corporation, (2)	22,289

10,234	Scorpio Tankers Inc.	39,196

4,131	SemGroup Corporation, A Shares	133,225

3,753	Ship Financial International Limited, (3)	47,475

11,637	Synergy Resources Corporation, (2), (3)	79,597

3,068	Teekay Shipping Corporation	20,034

7,294	Teekay Tankers Limited, Class A Shares	15,536

2,264	W&T Offshore Inc.	3,283

5,052	Western Refining Inc.	145,750

1,158	Westmoreland Coal Company, (2)	10,283
	Total Oil, Gas & Consumable Fuels	2,301,877

	Paper & Forest Products – 0.6%

2,443	Boise Cascade Company, (2)	47,028

1,062	Clearwater Paper Corporation, (2)	56,392

98	NUVEEN

Shares	Description (1)	Value

	Paper & Forest Products (continued)

664	Deltic Timber Corporation	$37,304

2,722	Glatfelter	60,483

5,407	KapStone Paper and Packaging Corp.	98,083

9,029	Louisiana-Pacific Corporation, (2)	165,682

1,040	Neenah Paper, Inc.	83,096

1,895	Schweitzer-Mauduit International Inc.	69,944
	Total Paper & Forest Products	618,012

	Personal Products – 0.3%

27,582	Avon Products, Inc.	180,662

1,094	Inter Parfums, Inc.	35,664

909	Lifevantage Corporation, (2)	7,454

654	Medifast, Inc.	26,853

464	Natural Health Trends Corporation, (3)	10,825

534	Nature’s Sunshine Products	6,702

431	Nutraceutical International Corporation, (2)	12,412

734	Revlon Inc., (2)	24,956

1,442	Synutra International Inc., (2)	5,624

325	USANA Health Sciences, Inc., (2)	41,763
	Total Personal Products	352,915

	Pharmaceuticals – 1.7%

2,343	AcelRx Pharmaceuticals Inc., (2)	6,560

596	Aclaris Therapeutics Inc., (2)	12,665

1,507	Aerie Pharmaceuticals Inc., (2)	50,108

868	Agile Therapeutics, Inc., (2)	6,597

2,227	Amphastar Pharmaceuticals, Inc., (2)	40,398

2,908	Ampio Pharmaceuticals Inc., (2)	1,996

496	ANI Pharmaceuticals Inc., (2)	29,611

2,087	Aratana Therpaeutics Inc., (2)	16,905

735	Axsome Therapeutics, Inc., (2)	4,925

5,496	Bio-Path Holdings Inc., (2)	5,496

6,236	Catalent, Inc., (2)	142,243

2,795	Cempra Inc., (2), (3)	50,659

516	Clearside Biomedical, Incorporated, (2)	11,161

847	Collegium Pharmaceutical Inc., (2), (3)	12,680

4,676	Corcept Therapeutics, Inc., (2)	32,451

3,821	DepoMed, Inc., (2), (3)	85,438

1,539	Dermira, Inc., (2)	48,248

8,352	Durect Corporation, (2)	9,354

1,386	Egalet Corporation, (2)	7,775

NUVEEN	99

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Pharmaceuticals (continued)

2,428	Endocyte Inc., (2)	$6,677

704	Flex Pharma Inc., (2)	3,421

368	Heska Corporation, (2)	18,179

10,100	Horizon Pharma Inc., (2)	168,872

4,584	Impax Laboratories Inc., (2)	92,138

5,061	Innoviva, Inc.	52,128

1,596	Intersect ENT, Inc., (2)	23,302

2,148	Intra-Cellular Therapies Inc., (2)	26,635

1,734	Lannett Company Inc., (2), (3)	37,975

1,095	Lipocine, Inc., (2)	3,515

4,216	Medicines Company, (2)	138,917

704	MyoKardia Inc., (2), (3)	9,469

8,883	Nektar Therapautics, (2)	110,149

909	Neos Therapeutics Inc., (2)	5,363

1,120	Ocular Therapeutix, Inc., (2)	6,339

2,532	Omeros Corporation, (2), (3)	20,762

2,282	Pacira Pharmaceuticals, Inc., (2)	72,568

1,147	Paratek Pharmaceuticals, Inc., (2)	12,273

1,129	Phibro Animal Health Corporation, Class A Shares	29,298

3,105	Prestige Brands Holdings Inc., (2)	140,594

355	Reata Pharmaceuticals, Inc., (2), (3)	8,037

1,279	Revance Therapeutics Inc., (2)	17,075

3,136	SciClone Pharmaceuticals, Inc., (2)	28,067

1,467	Sucampo Pharmaceuticals, Inc., (2)	16,724

2,937	Supernus Pharmaceuticals Incorporated, (2)	58,153

2,592	Teligent, Inc., (2)	16,874

2,336	Tetraphase Pharmaceuticals Inc., (2)	8,174

9,395	TherapeuticsMD, (2), (3)	53,927

2,270	Theravance Biopharma Inc., (2), (3)	57,045

1,177	Titan Pharmacuetical Inc., (2)	5,355

462	WaVe Life Sciences Limited, (2), (3)	14,715

1,596	Zogenix Inc., (2)	13,007
	Total Pharmaceuticals	1,850,997

	Professional Services – 1.3%

3,301	Acacia Research	19,311

441	Barrett Business Services, Inc.	19,770

3,090	CBIZ Inc., (2)	34,145

2,013	CEB Inc.	97,932

1,005	Cogint, Inc., (2)	3,819

499	CRA International, Inc.	15,539

100	NUVEEN

Shares	Description (1)	Value

	Professional Services (continued)

1,602	Exponent, Inc.	$91,715

639	Franklin Covey Company, (2)	11,694

2,599	FTI Consulting Inc., (2)	101,257

798	GP Strategies Corporation, (2)	20,628

1,185	Heidrick & Struggles International, Inc.	21,923

2,323	Hill International, Inc., (2)	8,944

1,354	Huron Consulting Group, Inc., (2)	75,892

1,131	ICF International, Inc., (2)	52,478

982	Insperity Inc.	73,846

1,925	Kelly Services, Inc.	36,055

1,594	KForce Inc.	27,654

3,588	Korn Ferry International	73,159

1,084	Mistras Group Inc., (2)	22,699

2,976	Navigant Consulting Inc., (2)	69,638

3,184	On Assignment, Inc., (2)	109,561

2,232	Resources Connection, Inc.	33,145

3,109	RPX Corporation, (2)	30,344

2,565	The Advisory Board Company, (2)	102,087

2,637	TriNet Group Inc., (2)	49,496

2,712	TrueBlue Inc., (2)	47,460

2,286	WageWorks, Incorporated, (2)	134,760
	Total Professional Services	1,384,951

	Real Estate Management & Development – 0.5%

2,920	Alexander & Baldwin Inc.	122,027

724	Altisource Portfolio Solutions SA, (2), (3)	18,643

787	AV Homes Inc., (2), (3)	12,553

256	Consolidated Tomoka Land Company	12,972

2,262	Forestar Real Estate Group Inc., (2), (3)	24,882

394	FRP Holdings Inc., (2)	12,529

46	Griffin Land & Nurseries, Inc.	1,433

2,247	HFF Inc., Class A Shares, (2)	59,838

5,164	Kennedy-Wilson Holdings Inc.	106,378

961	Marcus & Millichap Inc., (2)	22,514

1,174	ReMax Holdings Inc.	51,010

3,162	St Joe Company, (2)	55,967

411	Stratus Properties, Inc., (2)	9,946

921	Tejon Ranch Company, (2)	20,575

457	The RMR Group Inc.	15,692

1,281	Trinity Place Holdings, Inc., (2)	12,374
	Total Real Estate Management & Development	559,333

NUVEEN	101

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Road & Rail – 0.5%

1,540	ArcBest Corporation	$30,646

1,803	Celadon Group, Inc.	11,720

794	Covenant Transport, Inc., (2)	12,696

2,884	Heartland Express, Inc.	53,066

4,191	Knight Transportation Inc.	122,587

1,439	Marten Transport, Ltd.	29,500

156	PAM Transportation Services, Inc., (2)	3,073

1,906	Roadrunner Transportation System Inc., (2)	14,484

1,578	Saia, Inc., (2)	56,256

4,677	Swift Transportation Company, (2), (3)	104,671

552	Universal Truckload Services, Inc.	6,872

510	USA Truck, Inc., (2)	4,197

2,797	Werner Enterprises, Inc.	67,268

2,037	YRC Worldwide Inc., (2)	18,089
	Total Road & Rail	535,125

	Semiconductors & Semiconductor Equipment – 3.6%

327	Acacia Energy Industries, Inc., (2), (3)	22,789

2,473	Advanced Energy Industriess Inc., (2)	117,962

47,104	Advanced Micro Devices, Inc., (2)	340,562

1,138	Alpha & Omega Semiconductor Limited, (2)	24,046

2,004	Ambarella, Incorporated, (2), (3)	122,985

6,268	Amkor Technology Inc., (2)	58,104

4,751	Applied Micro Circuits Corporation, (2)	35,157

1,928	Axcelis Technologies Inc., (2)	26,317

4,364	Brooks Automation Inc.	56,863

1,475	Cabot Microelectronics Corporation	81,509

4,038	Cavium Inc., (2)	227,945

1,234	CEVA, Inc., (2)	37,082

3,925	Cirrus Logic Inc., (2)	211,872

1,676	Cohu Inc.	18,754

2,425	Diodes Inc., (2)	50,222

1,446	DSP Group Inc., (2)	15,761

8,856	Entegris Inc., (2)	140,810

2,544	Exar Corporation, (2)	22,947

4,304	FormFactor Inc., (2)	38,628

3,073	GigPeak, Inc., (2)	7,283

349	Impinj, Inc., (2)	8,617

2,516	Inphi Corporation, (2)	93,344

8,440	Integrated Device Technology, Inc., (2)	174,792

102	NUVEEN

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment (continued)

8,410	Intersil Holding Corporation, Class A	$185,691

1,605	IXYS Corporation	17,013

3,857	Kopin Corporation, (2)	8,061

7,511	Lattice Semiconductor Corporation, (2)	45,592

1,458	MA-COM Technology Solutions Holdings Incorporated, (2)	53,596

3,497	Maxlinear Inc., (2)	65,429

7,131	Microsemi Corporation, (2)	300,429

3,334	MKS Instruments Inc.	168,200

2,439	Monolithic Power Systems, Inc.	192,218

1,482	Nanometrics Inc., (2)	30,959

1,930	NeoPhotonics Corporation, (2)	27,020

299	NVE Corporation	16,825

1,746	PDF Solutions, Inc., (2)	34,484

4,087	Photronics Inc., (2)	39,644

1,716	Power Integrations Inc.	110,596

6,808	Rambus Inc., (2)	82,990

1,875	Rudolph Technologies, (2)	33,938

4,047	Semtech Corporation, (2)	97,937

2,397	Sigma Designs, Inc., (2)	17,498

2,585	Silicon Laboratories Inc., (2)	154,971

2,197	Synaptics, Inc., (2)	114,508

3,084	Tessera Technologies Inc.	114,416

1,991	Ultra Clean Holdings, Inc., (2)	16,924

1,353	Ultratech Stepper Inc., (2)	28,805

2,489	Veeco Instruments Inc., (2)	54,011

3,313	Xcerra Corporation, (2)	18,255
	Total Semiconductors & Semiconductor Equipment	3,964,361

	Software – 4.1%

5,523	8X8, Inc., (2)	78,703

2,759	A10 Networks Inc., (2)	21,134

7,223	ACI Worldwide, Inc., (2)	130,881

1,612	American Software, Inc.	16,813

5,177	Aspen Technology Inc., (2)	254,915

1,377	Barracuda Networks Inc., (2)	32,112

2,956	Blackbaud, Inc.	181,498

2,516	Bottomline Technologies, Inc., (2)	57,088

1,842	Broadsoft Inc., (2)	76,535

3,575	Callidus Software, Inc., (2)	65,244

2,424	CommVault Systems, Inc., (2)	129,684

606	Digimarc Corporation, (3)	19,150

NUVEEN	103

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Software (continued)

1,579	Ebix, Inc., (3)	$88,424

2,052	Ellie Mae Incorporated, (2)	217,286

1,751	EnerNOC, Inc., (2)	9,105

918	Exa Corporation, (2)	12,852

1,941	Fair Isaac Corporation	234,240

2,454	Fleetmatics Group Limited, (2), (3)	146,995

2,034	Gigamon Inc., (2)	112,480

1,609	Globant S.A, (2)	69,992

6,443	Glu Mobile, Inc., (2)	12,757

1,497	Guidance Software, Inc., (2)	7,725

1,806	HubSpot, Inc., (2)	94,725

1,796	Imperva Incorporated, (2)	66,272

3,528	Infoblox, Incorporated, (2)	93,492

1,125	Interactive Intelligence Group, (2)	68,006

3,614	Jive Software Inc., (2)	14,275

388	Majesco, (2)	1,765

6,710	Mentor Graphics Corporation	193,919

594	Microstrategy Inc., (2)	115,717

1,949	Mitek Systems Inc., (2)	13,156

2,910	MobileIron, Inc., (2)	10,622

1,353	Model N Inc., (2)	13,936

2,540	Monotype Imaging Holdings Inc.	48,514

856	Park City Group Inc., (2)	11,254

2,755	Paycom Software Inc., (2), (3)	142,516

1,349	Paylocity Holding Corporation, (2)	58,668

2,258	Pegasystems, Inc.	69,772

3,137	Progress Software Corporation	84,417

2,556	Proofpoint, Incorporated, (2), (3)	200,339

1,577	PROS Holdings, Inc., (2)	34,568

490	QAD Inc A	11,785

1,702	Qualys Incorporated, (2)	63,400

1,245	Rapid7 Inc., (2)	17,841

3,384	RealPage Inc., (2)	92,045

3,669	RingCentral Inc., Class A, (2)	75,948

1,209	Rosetta Stone Inc., (2)	8,608

1,544	Sapiens International Corporation NV	21,014

107	SecureWorks Corp., (2), (3)	1,262

2,372	Silver Springs Networks Inc., (2)	33,350

2,586	Synchronoss Technologies, Inc., (2)	94,932

104	NUVEEN

Shares	Description (1)	Value

	Software (continued)

5,211	Take-Two Interactive Software, Inc., (2)	$231,316

1,830	Tangoe Inc., (2)	15,701

2,040	TeleNav Inc., (2)	11,118

2,330	The Rubicon Project Inc., (2)	17,848

7,330	TiVo, Inc., (2)	145,514

1,377	TubeMogul Inc., (2)	10,052

669	Varonis Systems Inc., (2)	19,100

1,898	Vasco Data Security International, Inc., (2)	26,098

3,889	Verint Systems Inc., (2)	140,004

3,030	VirnetX Holding Corporation, (2), (3)	9,242

1,375	Workiva Inc., (2), (3)	22,756

5,083	Zendesk Inc., (2)	133,632

3,333	Zix Corporation, (2)	13,565
	Total Software	4,527,677

	Specialty Retail – 2.3%

4,116	Aaron Rents Inc.	101,706

4,263	Abercrombie & Fitch Co., Class A	62,282

10,432	American Eagle Outfitters, Inc., (3)	177,761

493	America’s Car-Mart, Inc., (2)	20,139

1,251	Asbury Automotive Group, Inc., (2)	63,738

10,832	Ascena Retail Group Inc., (2)	52,968

521	At Home Group, Inc., (2)	5,835

2,508	Barnes & Noble Education, Inc., (2)	23,349

3,957	Barnes & Noble Inc.	40,757

1,112	Big 5 Sporting Goods Corporation	17,236

881	Boot Barn Holdings, Inc., (2)	11,277

1,792	Buckle Inc., (3)	37,363

846	Build-A-Bear-Workshop, Inc., (2)	11,421

2,683	Caleres Inc.	67,102

1,600	Cato Corporation	47,472

8,169	Chico’s FAS, Inc.	95,332

1,172	Childrens Place Retail Stores Inc.	89,013

902	Citi Trends, Inc.	17,914

1,271	Conn’s, Inc., (2)	12,075

1,120	Container Store Group Inc., (2)	5,466

2,434	Destination XL Group Inc., (2)	9,858

4,214	DSW Inc.	87,525

4,656	Express Inc., (2)	55,965

2,616	Finish Line, Inc.	51,509

NUVEEN	105

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Specialty Retail (continued)

3,355	Five Below, Incorporated, (2)	$126,081

2,394	Francescas Holdings Corporation, (2)	38,472

1,286	Genesco Inc., (2)	69,187

4,298	GNC Holdings Inc.	57,722

1,301	Group 1 Automotive Inc.	78,411

3,829	Guess Inc.	51,692

1,167	Haverty Furniture Companies Inc.	20,714

1,387	Hibbett Sporting Goods, Inc., (2), (3)	53,883

924	Kirkland’s, Inc., (2)	11,282

1,487	Lithia Motors Inc., (3)	127,555

1,649	Lumber Liquidators Inc., (2), (3)	25,576

1,547	Marinemax Inc., (2)	30,863

1,966	Monro Muffler Brake, Inc.	108,130

34,646	Office Depot, Inc.	109,135

1,686	Party City Holdco Inc., (2)	27,398

5,069	Pier 1 Imports, Inc.	21,847

3,248	Rent-A-Center Inc.	32,772

2,422	Restoration Hardware Holdings Incorporated, (2), (3)	70,165

744	Sears Hometown and Outlet Stores, (2)	3,608

2,901	Select Comfort Corporation, (2)	55,670

895	Shoe Carnival, Inc.	22,706

1,751	Sonic Automotive Inc.	31,343

1,615	Sportsman’s Warehouse Holdings Inc., (2)	14,858

2,162	Stage Stores Inc.	11,005

2,053	Stein Mart, Inc.	12,359

3,067	Tailored Brands, Inc.	48,459

2,039	Tile Shop Holdings Inc., (2)	34,561

763	Tilly’s Inc, Class A Shares, (2)	7,081

1,513	Vitamin Shoppe Inc., (2)	37,901

1,162	West Marine, Inc., (2)	9,296

138	Winmark Corporation	14,759

1,129	Zumiez, Inc., (2), (3)	25,120
	Total Specialty Retail	2,554,674

	Technology Hardware, Storage & Peripherals – 0.6%

6,717	3D Systems Corporation, (2), (3)	93,165

2,089	Avid Technology Inc., (2)	13,725

1,168	CPI Card Group Inc., (3)	6,424

2,520	Cray, Inc., (2)	52,416

4,285	Diebold Inc.	93,413

106	NUVEEN

Shares	Description (1)	Value

	Technology Hardware, Storage & Peripherals (continued)

1,066	Eastman Kodak Company, (2)	$15,883

2,943	Electronics For Imaging, (2)	125,164

1,812	Immersion Corporation, (2)	14,786

3,941	Nimble Storage Inc., (2)	30,070

4,267	Pure Storage Inc, Class A Shares, (2), (3)	52,655

2,269	Silicon Graphics International Corporation, (2)	17,585

3,071	Stratasys, Inc., (2), (3)	58,718

2,420	Super Micro Computer Inc., (2)	57,354

2,243	USA Technologies Inc., (2)	10,094
	Total Technology Hardware, Storage & Peripherals	641,452

	Textiles, Apparel & Luxury Goods – 0.8%

1,688	Columbia Sportswear Company	95,608

4,615	Crocs, Inc., (2)	35,489

680	Culp Inc.	19,040

2,031	Deckers Outdoor Corporation, (2)	105,996

471	Delta Apparel Inc., (2)	7,772

2,626	Fossil Group Inc., (2)	71,611

2,693	G III Apparel Group, Limited, (2)	70,341

2,682	Iconix Brand Group, Inc., (2)	21,134

964	Movado Group Inc.	21,256

952	Oxford Industries Inc.	59,709

790	Perry Ellis International, Inc., (2)	14,686

2,458	Sequential Brands Group Inc., (2)	17,698

3,855	Steven Madden Limited, (2)	128,757

532	Superior Uniform Group Inc.	9,464

962	Unifi Inc., (2)	27,658

1,270	Vera Bradley Inc., (2)	16,980

1,376	Vince Holding Company, (2)	7,499

6,067	Wolverine World Wide Inc.	129,530
	Total Textiles, Apparel & Luxury Goods	860,228

	Thrifts & Mortgage Finance – 2.1%

5,764	Astoria Financial Corporation	84,327

2,556	Bank Mutual Corporation	19,937

951	BankFinancial Corporation	11,954

1,187	Bear State Financial Inc., (3)	10,493

4,396	Beneficial Bancorp, Inc.	63,742

3,755	BofI Holdings, Inc., (2), (3)	69,956

524	BSB Bancorp Inc., (2)	12,838

7,984	Capitol Federal Financial Inc.	117,125

NUVEEN	107

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Thrifts & Mortgage Finance (continued)

143	Charter Financial Corporation	$1,809

1,371	Clifton Bancorp Inc.	20,963

2,013	Dime Community Bancshares, Inc.	32,611

4,676	Essent Group Limited, (2)	123,633

6,817	Everbank Financial Corporation	131,636

537	Federal Agricultural Mortgage Corporation	21,926

551	First Defiance Financial Corporation	21,753

1,330	Flagstar Bancorp Inc., (2)	36,482

200	Greene County Bancorp, Inc.	3,440

85	Hingham Institution for Savings	12,193

381	Home Bancorp Inc.	10,939

1,495	HomeStreet Inc.	41,187

583	Impac Mortgage Holdings Inc., (2)	9,241

5,777	Kearny Financial Corporation	80,589

519	Lake Sunapee Bank Group	9,456

398	LendingTree, Inc., (2), (3)	31,780

3,021	Meridian Bancorp, Inc.	48,185

475	Meta Financial Group, Inc.	34,794

21,370	MGIC Investment Corporation, (2)	174,379

2,026	Nationstar Mortgage Holdings, Incorporated, (2), (3)	30,613

3,222	NMI Holdings Inc., Class A Shares, (2)	24,648

2,636	Northfield Bancorp Inc.	43,362

6,015	Northwest Bancshares Inc.	94,676

859	OceanFirst Financial Corporation	17,764

6,299	Ocwen Financial Corporation, (2)	26,897

2,416	Oritani Financial Corporation	37,810

856	PennyMac Financial Services Inc., (2)	14,638

3,317	PHH Corporation, (2)	48,163

291	Provident Bancorp, Inc., (2)	4,671

413	Provident Financial Holdings, Inc.	7,880

3,824	Provident Financial Services Inc.	86,767

13,483	Radian Group Inc.	183,234

737	SI Financial Group, Inc.	9,618

386	Southern Missouri Bancorp, Inc.	9,492

474	Territorial Bancorp Inc.	13,518

6,147	TrustCo Bank Corporation NY	43,029

2,911	United Community Financial Corporation	21,394

3,199	United Financial Bancorp Inc.	47,057

1,724	Walker & Dunlop Inc., (2)	41,497

108	NUVEEN

Shares	Description (1)	Value

	Thrifts & Mortgage Finance (continued)

1,235	Walter Investment Management Corporation	$6,175

5,693	Washington Federal Inc.	155,134

1,593	Waterstone Financial Inc.	27,001

1,054	Western New England Bancorp, Inc.	8,327

1,792	WSFS Financial Corporation	62,810
	Total Thrifts & Mortgage Finance	2,303,543

	Tobacco – 0.2%

551	Alliance One International, Inc., (2)	8,182

394	Turning Point Brands, Inc., (2)	4,866

1,388	Universal Corporation	75,230

5,639	Vector Group Ltd.	118,081
	Total Tobacco	206,359

	Trading Companies & Distributors – 1.0%

2,989	Aircastle LTD	61,424

2,272	Applied Industrial Technologies Inc.	115,418

3,745	Beacon Roofing Supply Company, (2)	157,440

3,449	BMC Stock Holdings Inc., (2)	57,081

1,051	CAI International Inc., (2)	7,998

814	DXP Enterprises, Inc., (2)	17,737

2,561	GATX Corporation, (3)	112,095

470	GMS, Inc., (2)	9,767

1,977	H&E Equipment Services, Inc.	27,579

1,497	Kaman Corporation	65,359

393	Lawson Products, Inc.	7,408

5,871	MRC Global Inc., (2)	86,539

595	Neff Corporation, Class A Shares, (2)	5,385

6,700	NOW Inc., (2)	144,452

1,844	Rush Enterprises, Class A, (2)	48,403

435	Rush Enterprises, Class A, (2)	11,049

728	SiteOne Landscape Supply, Inc., (2)	22,699

1,574	Textainer Group Holdings Limited	11,962

1,121	Titan Machinery, Inc., (2)	10,414

2,656	Triton International Limited of Bermuda	32,058

2,691	Univar Inc., (2)	59,875

551	Veritiv Corporation, (2)	29,726

244	Willis Lease Finance Corporation, (2)	6,493
	Total Trading Companies & Distributors	1,108,361

	Water Utilities – 0.3%

2,287	American States Water Co	91,434

NUVEEN	109

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Water Utilities (continued)

530	Artesian Resources Corporation	$14,957

3,009	California Water Service Group	93,279

679	Connecticut Water Service, Inc.	35,356

952	Consolidated Water Company, Limited	10,662

544	Global Water Resources, Inc.	4,252

994	Middlesex Water Company	35,883

1,022	SJW Corporation	51,846

805	York Water Company	25,438
	Total Water Utilities	363,107

	Wireless Telecommunication Services – 0.1%

2,230	Boingo Wireless Inc., (2)	21,676

3,542	NII Holdings, Inc., (2)	8,678

2,896	Shenandoah Telecommunications Company	76,451

1,282	Spok Holdings, Inc.	23,140
	Total Wireless Telecommunication Services	129,945
	Total Common Stocks (cost $74,166,325)	103,702,687

Shares	Description (1), (6)	Value

	EXCHANGE-TRADED FUNDS – 0.0%

791	CorEnergy Infrastructure Trust Inc.	$21,420
	Total Exchange-Traded Funds (cost $25,912)	21,420

Shares	Description (1)	Value

	COMMON STOCK RIGHTS – 0.0%

6,523	Chelsea Therapeutics International Limited, (4)	$—

692	Clinical Data, Inc., (4)	—

1,250	Durata Therapeutics Inc., (3), (4)	—

10,356	DYAX Corporation, (4)	11,495

4,499	Leap Wireless International Inc., (4)	11,338

424	Omthera Pharmaceuticals Inc., (4)	—

2,878	Trius Therapeutics Inc., (4)	—
	Total Common Stock Rights (cost $11,402)	22,833

Shares	Description (1)	Value

	WARRANTS – 0.0%

154	Asterias Biotherapeutics Inc.	$68

106	Imperial Holdings, Inc., (4)	2
	Total Warrants (cost $100)	70
	Total Long-Term Investments (cost $74,203,739)	103,747,010

110	NUVEEN

Shares	Description (1)				Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 9.3%

	Money Market Funds – 9.3%

10,228,972	First American Government Obligations Fund, Class X, 0.283%, (7), (8)				$10,228,972
	Total Investments Purchased with Collateral from Securities Lending (cost $10,228,972)				10,228,972

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (9)	Value

	SHORT-TERM INVESTMENTS – 5.8%

	Money Market Funds – 5.5%

6,073,931	First American Treasury Obligations Fund, Class Z	0.222% (7)	N/A	N/A	$6,073,931

	U.S. Government and Agency Obligations – 0.3%

$275	U.S. Treasury Bills, (10)	0.000%	2/02/17	AAA	274,754
	Total Short-Term Investments (cost $6,348,638)				6,348,685
	Total Investments (cost $90,781,349) – 109.4%				120,324,667
	Other Assets Less Liabilities – (9.4)% (11)				(10,381,817)
	Net Assets – 100%				$109,942,850

Investments in Derivatives as of October 31, 2016

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Russell 2000® Mini Index	Long	53	12/16	$6,303,290	$18,020	$(159,636)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $9,934,978.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Shares round to less than 1.

(6)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(7)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(8)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(9)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Rating are not covered by the report of independent registered public accounting firm.

(10)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(11)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

N/A	Not Applicable

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

NUVEEN	111

Statement of

Assets and Liabilities	October 31, 2016

	Equity Index	Mid Cap Index	Small Cap Index
Assets
Long-term investments, at value (cost $256,371,760, $460,796,537 and $74,203,739, respectively)	$685,509,049	$596,948,637	$103,747,010
Investments purchased with collateral from securities lending, at value (cost approximates value)	8,819,673	34,332,343	10,228,972
Short-Term investments, at value (cost $34,379,722, $17,043,258 and $6,348,638, respectively)	34,380,240	17,043,777	6,348,685
Cash	—	—	15
Cash collateral at broker(1)	—	—	80,000
Receivable for:
Dividends	675,269	329,852	39,907
Due from broker	2,603	7,570	17,655
Interest	3,999	3,407	426
Reclaims	6,096	—	—
Shares sold	486,113	1,149,541	248,534
Variation margin on futures contracts	—	128,030	18,020
Other assets	67,327	60,947	34,863
Total assets	729,950,369	650,004,104	120,764,087
Liabilities
Payable for:
Collateral from securities lending program	8,819,673	34,332,343	10,228,972
Investments purchased	—	—	8,796
Shares redeemed	1,644,743	2,399,355	409,561
Variation margin on futures contracts	59,200	—	—
Accrued expenses:
Directors fees	37,947	28,085	1,018
Management fees	97,834	90,335	8,225
12b-1 distribution and service fees	101,755	150,479	28,412
Other	299,163	357,696	136,253
Total liabilities	11,060,315	37,358,293	10,821,237
Net assets	$718,890,054	$612,645,811	$109,942,850
Class A Shares
Net assets	$186,922,459	$193,890,923	$35,318,638
Shares outstanding	6,833,113	10,989,372	2,530,069
Net asset value (“NAV”) and offering price per share	$27.36	$17.64	$13.96
Class C Shares
Net assets	$20,060,870	$23,250,520	$4,485,577
Shares outstanding	742,677	1,377,591	339,463
NAV and offering price per share	$27.01	$16.88	$13.21
Class R3 Shares
Net assets	$104,051,933	$204,467,324	$38,308,483
Shares outstanding	3,802,296	11,761,837	2,826,666
NAV and offering price per share	$27.37	$17.38	$13.55
Class I Shares
Net assets	$407,854,792	$191,037,044	$31,830,152
Shares outstanding	14,914,230	10,782,016	2,272,251
NAV and offering price per share	$27.35	$17.72	$14.01
Net assets consist of:
Capital paid-in	$233,702,318	$431,867,072	$76,969,122
Undistributed (Over-distribution of) net investment income	2,087,508	5,577,960	767,530
Accumulated net realized gain (loss)	54,101,931	39,241,355	2,822,516
Net unrealized appreciation (depreciation)	428,998,297	135,959,424	29,383,682
Net assets	$718,890,054	$612,645,811	$109,942,850
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

112	NUVEEN

Statement of

Operations	Year Ended October 31, 2016

	Equity Index	Mid Cap Index	Small Cap Index
Investment Income
Dividend and interest income (net of foreign tax withheld of $—, $— and $505, respectively)	$15,623,212	$10,182,827	$1,658,941
Securities lending income, net	195,463	378,467	299,889
Total investment income	15,818,675	10,561,294	1,958,830
Expenses
Management fees	2,042,587	1,895,003	385,703
12b-1 service fees – Class A Shares	464,135	493,231	93,205
12b-1 distribution and service fees – Class C Shares	182,832	207,743	37,464
12b-1 distribution and service fees – Class R3 Shares	515,105	1,044,772	203,753
Shareholder servicing agent fees	1,056,689	1,001,740	185,765
Custodian fees	103,282	85,338	133,359
Directors fees	20,643	17,356	3,281
Professional fees	63,522	56,515	35,906
Shareholder reporting expenses	53,572	78,313	27,153
Maintenance expenses	32,775	34,061	78,935
Federal and state registration fees	64,243	67,187	56,908
Other	16,150	13,847	4,166
Total expenses before fee waiver/expense reimbursement	4,615,535	4,995,106	1,245,598
Fee waiver/expense reimbursement	(803,086)	(500,662)	(275,607)
Net expenses	3,812,449	4,494,444	969,991
Net investment income (loss)	12,006,226	6,066,850	988,839
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	71,565,110	44,814,729	3,263,142
Futures contracts	446,886	1,774,116	305,158
Change in net unrealized appreciation (depreciation) of:
Investments	(55,721,462)	(20,059,165)	(1,280,376)
Futures contracts	(780,975)	(997,239)	(194,281)
Net realized and unrealized gain (loss)	15,509,559	25,532,441	2,093,643
Net increase (decrease) in net assets from operations	$27,515,785	$31,599,291	$3,082,482

See accompanying notes to financial statements.

NUVEEN	113

Statement of

Changes in Net Assets

	Equity Index		Mid Cap Index
	Year Ended 10/31/16	Year Ended 10/31/15	Year Ended 10/31/16	Year Ended 10/31/15
Operations
Net investment income (loss)	$12,006,226	$12,482,645	$6,066,850	$5,075,431
Net realized gain (loss) from:
Investments	71,565,110	53,316,491	44,814,729	47,671,172
Futures contracts	446,886	(773,985)	1,774,116	(2,125,431)
Change in net unrealized appreciation (depreciation) of:
Investments	(55,721,462)	(28,106,248)	(20,059,165)	(33,094,574)
Futures contracts	(780,975)	372,931	(997,239)	890,732
Net increase (decrease) in net assets from operations	27,515,785	37,291,834	31,599,291	18,417,330
Distributions to Shareholders
From net investment income:
Class A Shares	(2,891,544)	(2,738,996)	(1,530,007)	(1,853,365)
Class C Shares	(147,769)	(97,002)	—	(19,009)
Class R3 Shares	(1,354,376)	(1,131,525)	(1,009,636)	(1,422,983)
Class I Shares	(7,737,471)	(8,154,510)	(1,961,658)	(2,407,249)
From accumulated net realized gains:
Class A Shares	(10,787,974)	(9,192,119)	(13,213,263)	(9,630,727)
Class C Shares	(1,025,675)	(655,527)	(1,315,766)	(694,689)
Class R3 Shares	(6,211,507)	(4,022,116)	(13,867,878)	(10,517,244)
Class I Shares	(25,977,798)	(24,548,328)	(12,556,589)	(9,847,361)
Decrease in net assets from distributions to shareholders	(56,134,114)	(50,540,123)	(45,454,797)	(36,392,627)
Fund Share Transactions
Proceeds from sale of shares	111,779,492	146,699,781	116,753,673	141,016,955
Proceeds from shares issued to shareholders due to reinvestment of distributions	49,057,067	43,105,273	41,988,502	33,191,887
	160,836,559	189,805,054	158,742,175	174,208,842
Cost of shares redeemed	(199,874,881)	(218,320,680)	(179,497,317)	(171,596,895)
Net increase (decrease) in net assets from Fund share transactions	(39,038,322)	(28,515,626)	(20,755,142)	2,611,947
Net increase (decrease) in net assets	(67,656,651)	(41,763,915)	(34,610,648)	(15,363,350)
Net assets at the beginning of period	786,546,705	828,310,620	647,256,459	662,619,809
Net assets at the end of period	$718,890,054	$786,546,705	$612,645,811	$647,256,459
Undistributed (Over-distribution of) net investment income at the end of period	$2,087,508	$2,212,442	$5,577,960	$4,012,411

See accompanying notes to financial statements.

114	NUVEEN

	Small Cap Index
	Year Ended 10/31/16	Year Ended 10/31/15
Operations
Net investment income (loss)	$988,839	$1,029,913
Net realized gain (loss) from:
Investments	3,263,142	6,035,615
Futures contracts	305,158	(133,511)
Change in net unrealized appreciation (depreciation) of:
Investments	(1,280,376)	(7,297,609)
Futures contracts	(194,281)	(63,340)
Net increase (decrease) in net assets from operations	3,082,482	(428,932)
Distributions to Shareholders
From net investment income:
Class A Shares	(346,442)	(365,247)
Class C Shares	(585)	(2,919)
Class R3 Shares	(249,715)	(310,921)
Class I Shares	(405,326)	(520,976)
From accumulated net realized gains:
Class A Shares	(1,687,506)	(2,179,623)
Class C Shares	(144,401)	(139,573)
Class R3 Shares	(1,880,550)	(2,670,039)
Class I Shares	(1,521,121)	(2,441,130)
Decrease in net assets from distributions to shareholders	(6,235,646)	(8,630,428)
Fund Share Transactions
Proceeds from sale of shares	21,933,555	38,060,059
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,867,426	7,920,049
	27,800,981	45,980,108
Cost of shares redeemed	(47,695,134)	(44,615,077)
Net increase (decrease) in net assets from Fund share transactions	(19,894,153)	1,365,031
Net increase (decrease) in net assets	(23,047,317)	(7,694,329)
Net assets at the beginning of period	132,990,167	140,684,496
Net assets at the end of period	$109,942,850	$132,990,167
Undistributed (Over-distribution of) net investment income at the end of period	$767,530	$771,545

See accompanying notes to financial statements.

NUVEEN	115

Financial

Highlights

Equity Index

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/92)
2016	$28.38	$0.41	$0.61	$1.02	$(0.42)	$(1.62)	$(2.04)	$27.36
2015	28.86	0.40	0.84	1.24	(0.38)	(1.34)	(1.72)	28.38
2014	27.10	0.38	3.78	4.16	(0.38)	(2.02)	(2.40)	28.86
2013	22.35	0.38	5.31	5.69	(0.39)	(0.55)	(0.94)	27.10
2012	21.44	0.34	2.48	2.82	(0.35)	(1.56)	(1.91)	22.35
Class C (2/99)
2016	28.05	0.21	0.58	0.79	(0.21)	(1.62)	(1.83)	27.01
2015	28.54	0.18	0.84	1.02	(0.17)	(1.34)	(1.51)	28.05
2014	26.82	0.17	3.74	3.91	(0.17)	(2.02)	(2.19)	28.54
2013	22.13	0.20	5.24	5.44	(0.20)	(0.55)	(0.75)	26.82
2012	21.24	0.17	2.46	2.63	(0.18)	(1.56)	(1.74)	22.13
Class R3 (9/01)
2016	28.39	0.35	0.60	0.95	(0.35)	(1.62)	(1.97)	27.37
2015	28.87	0.32	0.85	1.17	(0.31)	(1.34)	(1.65)	28.39
2014	27.04	0.31	3.85	4.16	(0.31)	(2.02)	(2.33)	28.87
2013	22.31	0.31	5.30	5.61	(0.33)	(0.55)	(0.88)	27.04
2012	21.40	0.28	2.48	2.76	(0.29)	(1.56)	(1.85)	22.31
Class I (2/94)
2016	28.37	0.48	0.60	1.08	(0.48)	(1.62)	(2.10)	27.35
2015	28.85	0.47	0.84	1.31	(0.45)	(1.34)	(1.79)	28.37
2014	27.09	0.45	3.78	4.23	(0.45)	(2.02)	(2.47)	28.85
2013	22.35	0.45	5.29	5.74	(0.45)	(0.55)	(1.00)	27.09
2012	21.43	0.39	2.49	2.88	(0.40)	(1.56)	(1.96)	22.35

116	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.91%	$186,922	0.72%	1.43%	0.61%	1.53%	2%
4.63	192,626	0.72	1.30	0.62	1.40	2
16.55	203,668	0.73	1.27	0.62	1.38	2
26.32	183,491	0.71	1.48	0.62	1.57	2
14.51	143,664	0.69	1.49	0.62	1.56	1

3.10	20,061	1.47	0.67	1.36	0.78	2
3.84	17,002	1.47	0.54	1.37	0.64	2
15.71	13,275	1.48	0.52	1.37	0.63	2
25.35	10,752	1.46	0.72	1.37	0.82	2
13.70	8,095	1.44	0.75	1.37	0.82	1

3.65	104,052	0.97	1.18	0.86	1.29	2
4.37	108,691	0.97	1.03	0.87	1.14	2
16.27	81,677	0.98	1.02	0.87	1.13	2
25.96	61,823	0.97	1.19	0.87	1.29	2
14.26	33,685	0.94	1.22	0.87	1.28	1

4.17	407,855	0.47	1.68	0.36	1.79	2
4.90	468,228	0.47	1.55	0.37	1.66	2
16.84	529,691	0.48	1.53	0.37	1.64	2
26.59	531,131	0.46	1.76	0.37	1.85	2
14.85	556,215	0.44	1.75	0.37	1.82	1

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	117

Financial Highlights (continued)

Mid Cap Index

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (11/99)
2016	$18.05	$0.17		$0.69	$0.86	$(0.12)	$(1.15)	$(1.27)	$17.64
2015	18.58	0.14		0.35	0.49	(0.16)	(0.86)	(1.02)	18.05
2014	17.50	0.13		1.71	1.84	(0.11)	(0.65)	(0.76)	18.58
2013	13.76	0.13		4.17	4.30	(0.10)	(0.46)	(0.56)	17.50
2012	12.87	0.09		1.31	1.40	(0.03)	(0.48)	(0.51)	13.76
Class C (9/01)
2016	17.32	0.04		0.67	0.71	—	(1.15)	(1.15)	16.88
2015	17.86	—	*	0.34	0.34	(0.02)	(0.86)	(0.88)	17.32
2014	16.87	—	*	1.64	1.64	—	(0.65)	(0.65)	17.86
2013	13.28	0.01		4.04	4.05	—	(0.46)	(0.46)	16.87
2012	12.51	(0.01)		1.26	1.25	—	(0.48)	(0.48)	13.28
Class R3 (11/00)
2016	17.80	0.13		0.68	0.81	(0.08)	(1.15)	(1.23)	17.38
2015	18.33	0.10		0.34	0.44	(0.11)	(0.86)	(0.97)	17.80
2014	17.28	0.09		1.68	1.77	(0.07)	(0.65)	(0.72)	18.33
2013	13.59	0.10		4.11	4.21	(0.06)	(0.46)	(0.52)	17.28
2012	12.73	0.06		1.28	1.34	—	(0.48)	(0.48)	13.59
Class I (11/99)
2016	18.12	0.22		0.70	0.92	(0.17)	(1.15)	(1.32)	17.72
2015	18.65	0.19		0.34	0.53	(0.20)	(0.86)	(1.06)	18.12
2014	17.57	0.18		1.70	1.88	(0.15)	(0.65)	(0.80)	18.65
2013	13.81	0.18		4.17	4.35	(0.13)	(0.46)	(0.59)	17.57
2012	12.92	0.12		1.32	1.44	(0.07)	(0.48)	(0.55)	13.81

118	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

5.43%	$193,891	0.78%	0.93%	0.70%	1.02%	13%
2.86	210,930	0.80	0.70	0.73	0.77	12
10.94	210,964	0.80	0.66	0.73	0.73	10
32.46	185,942	0.76	0.84	0.73	0.86	7
11.48	104,467	0.80	0.61	0.74	0.67	7

4.67	23,251	1.53	0.18	1.44	0.26	13
2.13	19,066	1.55	(0.06)	1.48	0.02	12
10.10	13,810	1.55	(0.09)	1.48	(0.02)	10
31.51	10,925	1.51	0.07	1.48	0.10	7
10.60	5,290	1.55	(0.13)	1.49	(0.07)	7

5.15	204,467	1.03	0.68	0.95	0.76	13
2.64	217,248	1.05	0.45	0.98	0.52	12
10.64	221,651	1.05	0.41	0.98	0.48	10
32.16	186,673	1.01	0.60	0.98	0.62	7
11.14	113,834	1.05	0.36	0.99	0.42	7

5.76	191,037	0.53	1.19	0.44	1.27	13
3.11	200,012	0.55	0.95	0.48	1.03	12
11.16	216,194	0.55	0.91	0.48	0.98	10
32.82	223,102	0.51	1.12	0.48	1.14	7
11.80	168,328	0.55	0.87	0.49	0.93	7

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	119

Financial Highlights (continued)

Small Cap Index

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/98)
2016	$14.18	$0.12		$0.35	$0.47	$(0.11)	$(0.58)	$(0.69)	$13.96
2015	15.18	0.11		(0.17)	(0.06)	(0.13)	(0.81)	(0.94)	14.18
2014	14.99	0.10		0.98	1.08	(0.12)	(0.77)	(0.89)	15.18
2013	11.59	0.14		3.79	3.93	(0.08)	(0.45)	(0.53)	14.99
2012	10.43	0.08		1.11	1.19	(0.03)	—	(0.03)	11.59
Class C (9/01)
2016	13.44	0.02		0.33	0.35	— **	(0.58)	(0.58)	13.21
2015	14.43	—	**	(0.16)	(0.16)	(0.02)	(0.81)	(0.83)	13.44
2014	14.31	(0.01)		0.91	0.90	(0.01)	(0.77)	(0.78)	14.43
2013	11.08	0.03		3.65	3.68	—	(0.45)	(0.45)	14.31
2012	10.02	—		1.06	1.06	—	—	—	11.08
Class R3 (12/98)
2016	13.78	0.08		0.34	0.42	(0.07)	(0.58)	(0.65)	13.55
2015	14.77	0.07		(0.16)	(0.09)	(0.09)	(0.81)	(0.90)	13.78
2014	14.62	0.07		0.93	1.00	(0.08)	(0.77)	(0.85)	14.77
2013	11.31	0.10		3.72	3.82	(0.06)	(0.45)	(0.51)	14.62
2012	10.18	0.05		1.08	1.13	—	—	—	11.31
Class I (12/98)
2016	14.23	0.15		0.36	0.51	(0.15)	(0.58)	(0.73)	14.01
2015	15.23	0.15		(0.17)	(0.02)	(0.17)	(0.81)	(0.98)	14.23
2014	15.04	0.14		0.97	1.11	(0.15)	(0.77)	(0.92)	15.23
2013	11.63	0.17		3.80	3.97	(0.11)	(0.45)	(0.56)	15.04
2012	10.46	0.11		1.12	1.23	(0.06)	—	(0.06)	11.63

120	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.58%	$35,319	1.04%	0.66%	0.80%	0.90%	12%
(0.31)	43,050	1.01	0.56	0.81	0.75	14
7.54	42,411	1.03	0.49	0.81	0.71	12
35.52	41,769	1.07	0.81	0.82	1.06	11
11.44	28,640	1.27	0.28	0.83	0.72	20

2.82	4,486	1.79	(0.12)	1.55	0.13	12
(1.05)	3,225	1.76	(0.20)	1.56	(0.01)	14
6.64	2,500	1.78	(0.27)	1.56	(0.05)	12
34.57	2,155	1.82	— *	1.57	0.25	11
10.58	1,246	2.00	(0.46)	1.58	(0.03)	20

3.31	38,308	1.29	0.41	1.05	0.64	12
(0.52)	45,089	1.26	0.30	1.06	0.50	14
7.19	48,483	1.28	0.24	1.06	0.46	12
35.24	41,350	1.32	0.49	1.07	0.74	11
11.13	20,198	1.52	0.02	1.08	0.47	20

3.86	31,830	0.79	0.91	0.55	1.15	12
(0.06)	41,626	0.75	0.81	0.56	1.00	14
7.76	47,291	0.78	0.75	0.56	0.96	12
35.82	48,694	0.82	1.05	0.57	1.30	11
11.79	33,733	1.00	0.55	0.58	0.97	20

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than 0.01%.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	121

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Equity Index Fund (“Equity Index”), Nuveen Mid Cap Index Fund (“Mid Cap Index”) and Nuveen Small Cap Index Fund (“Small Cap Index”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

The end of the reporting period for the Funds is October 31, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2016 (the ”current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

Equity Index’s investment objective is to provide investment results that correspond to the performance of the Standard & Poor’s 500® Index. Mid Cap Index’s investment objective is to provide investment results that correspond to the performance of the Standard & Poor’s MidCap 400® Index. Small Cap Index’s investment objective is to provide investment results that correspond to the performance of the Russell® 2000 Index.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually (except for Equity Index, which are declared and distributed to shareholders quarterly). Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

122	NUVEEN

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

The Funds only issue Class A Shares for purchase by certain retirement plans and by qualifying clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services. Class A Shares are offered to those investors at their net asset value (“NAV”) per share with no up-front sales charge. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

NUVEEN	123

Notes to Financial Statements (continued)

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Funds’ Board of Directors (the ”Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Equity Index	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Common Stocks*	$685,507,237	$—	$—		$685,507,237
Common Stock Rights	—	—	1,812	***	1,812
Investments Purchased with Collateral from Securities Lending	8,819,673	—	—		8,819,673
Short-Term Investments:
Money Market Funds	31,382,922	—	—		31,382,922
U.S. Government and Agency Obligations	—	2,997,318	—		2,997,318
Investments in Derivatives:
Futures Contracts**	(139,510)	—	—		(139,510)
Total	$725,570,322	$2,997,318	$1,812		$728,569,452

124	NUVEEN

Mid Cap Index	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Common Stocks*	$596,947,782	$—	$—		$596,947,782
Common Stock Rights	855	—	—		855
Investments Purchased with Collateral from Securities Lending	34,332,343	—	—		34,332,343
Short-Term Investments:
Money Market Funds	14,046,458	—	—		14,046,458
U.S. Government & Agency Obligations	—	2,997,319	—		2,997,319
Investments in Derivatives:
Futures Contracts**	(193,195)	—	—		(193,195)
Total	$645,134,243	$2,997,319	$—		$648,131,562

Small Cap Index
Long-Term Investments:
Common Stocks*	$103,684,017	$—	$18,670	***	$103,702,687
Exchange-Traded Funds	21,420	—	—		21,420
Common Stock Rights	—	—	22,833	***	22,833
Warrants	68	—	2	***	70
Investments Purchased with Collateral from Securities Lending	10,228,972	—	—		10,228,972
Short-Term Investments:
Money Market Funds	6,073,931	—	—		6,073,931
U.S. Government & Agency Obligations	—	274,754	—		274,754
Investments in Derivatives:
Futures Contracts**	(159,636)	—	—		(159,636)
Total	$119,848,772	$274,754	$41,505		$120,165,031
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

NUVEEN	125

Notes to Financial Statements (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Each Fund also has the ability to recall the securities on loan at any time.

Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under each Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

The Funds’ custodian, U.S. Bank National Association, serves as its securities lending agent. Each Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Fund, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.

The following table presents the securities out on loan for the Funds, and the collateral delivered related to those securities, as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Equity Index	Common Stocks	$8,603,262	$(8,603,262)	$—
Mid Cap Index	Common Stocks	33,506,591	(33,506,591)	—
Small Cap Index	Common Stocks	9,934,978	(9,934,978)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

Securities lending fees paid by each Fund during the current fiscal period were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Securities lending fees paid	$21,243	$48,392	$42,537

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

126	NUVEEN

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, each Fund continued to invest in index futures contracts to convert cash into the equivalent of its corresponding index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These futures contracts are used as a means to efficiently gain exposure to a broad base of equity securities. The Funds’ holdings of futures, which were matched to the level of cash, were helpful in keeping the Funds fully invested, neither overexposed nor underexposed to equities, despite cash flows.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Average notional amount of futures contracts outstanding*	$23,430,905	$24,318,726	$3,976,350
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Equity Index

Equity	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(139,510)
Mid Cap Index

Equity	Futures contracts	Receivable for variation margin on futures contracts*	(193,195)	—	—
Small Cap Index

Equity	Futures contracts	Receivable for variation margin on futures contracts*	(159,636)	—	—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Equity Index	Equity	Futures contracts	$446,886	$(780,975)
Mid Cap Index	Equity	Futures contracts	1,774,116	(997,239)
Small Cap Index	Equity	Futures contracts	305,158	(194,281)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be

NUVEEN	127

Notes to Financial Statements (continued)

required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 10/31/16		Year Ended 10/31/15
Equity Index	Shares	Amount	Shares	Amount
Shares sold:
Class A	922,412	$24,730,063	1,212,174	$34,121,252
Class C	259,101	6,895,542	193,873	5,395,103
Class R3	1,047,676	27,935,575	1,908,120	53,887,095
Class I	1,963,210	52,218,312	1,887,351	53,296,331
Shares issued to shareholders due to reinvestment of distributions:
Class A	513,510	13,592,394	434,119	11,853,413
Class C	39,683	1,034,563	24,084	647,854
Class R3	285,978	7,564,920	188,810	5,152,266
Class I	1,015,025	26,865,190	931,976	25,451,740
	6,046,595	160,836,559	6,780,507	189,805,054
Shares redeemed:
Class A	(1,389,633)	(37,194,208)	(1,915,955)	(53,987,783)
Class C	(162,264)	(4,261,967)	(77,013)	(2,121,030)
Class R3	(1,359,400)	(35,833,542)	(1,097,819)	(30,921,236)
Class I	(4,566,524)	(122,585,164)	(4,674,020)	(131,290,631)
	(7,477,821)	(199,874,881)	(7,764,807)	(218,320,680)
Net increase (decrease)	(1,431,226)	$(39,038,322)	(984,300)	$(28,515,626)

	Year Ended 10/31/16		Year Ended 10/31/15
Mid Cap Index	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,111,356	$35,996,393	3,139,586	$57,778,779
Class C	424,216	7,021,490	406,773	7,204,779
Class R3	1,982,443	33,033,845	2,148,382	39,123,107
Class I	2,358,401	40,701,945	1,991,692	36,910,290
Shares issued to shareholders due to reinvestment of distributions:
Class A	901,201	14,714,132	648,368	11,355,683
Class C	80,086	1,248,545	40,092	669,243
Class R3	924,991	14,871,465	692,188	11,929,814
Class I	679,987	11,154,360	524,713	9,237,147
	9,462,681	158,742,175	9,591,794	174,208,842
Shares redeemed:
Class A	(3,709,949)	(63,068,597)	(3,456,224)	(63,497,156)
Class C	(227,732)	(3,720,076)	(118,923)	(2,097,267)
Class R3	(3,353,027)	(56,440,509)	(2,723,885)	(49,197,900)
Class I	(3,291,982)	(56,268,135)	(3,071,661)	(56,804,572)
	(10,582,690)	(179,497,317)	(9,370,693)	(171,596,895)
Net increase (decrease)	(1,120,009)	$(20,755,142)	221,101	$2,611,947

128	NUVEEN

	Year Ended 10/31/16		Year Ended 10/31/15
Small Cap Index	Shares	Amount	Shares	Amount
Shares sold:
Class A	513,796	$6,831,166	996,304	$14,851,836
Class C	126,725	1,632,585	82,412	1,146,424
Class R3	543,039	7,063,169	850,411	12,243,536
Class I	481,293	6,406,635	661,394	9,818,263
Shares issued to shareholders due to reinvestment of distributions:
Class A	151,998	2,018,328	179,793	2,527,081
Class C	11,093	139,006	9,884	130,829
Class R3	165,441	2,130,265	218,581	2,980,871
Class I	118,549	1,579,827	161,444	2,281,268
	2,111,934	27,800,981	3,160,223	45,980,108
Shares redeemed:
Class A	(1,171,803)	(15,568,156)	(934,579)	(13,847,561)
Class C	(38,258)	(491,400)	(25,630)	(356,749)
Class R3	(1,153,682)	(14,912,783)	(1,079,100)	(15,525,187)
Class I	(1,252,872)	(16,722,795)	(1,003,280)	(14,885,580)
	(3,616,615)	(47,695,134)	(3,042,589)	(44,615,077)
Net increase (decrease)	(1,504,681)	$(19,894,153)	117,634	$1,365,031

5. Investment Transactions

Long-term purchases and sales (excluding investments purchased with collateral from securities lending and derivative transactions) during the current fiscal period were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Purchases	$15,926,104	$75,389,035	$13,610,600
Sales	109,474,896	94,522,995	33,580,033

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of October 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Cost of investments	$305,935,276	$512,538,198	$91,124,796
Gross unrealized:
Appreciation	$440,299,245	$176,597,873	$39,105,280
Depreciation	(17,525,559)	(40,811,314)	(9,905,409)
Net unrealized appreciation (depreciation) of investments	$422,773,686	$135,786,559	$29,199,871

NUVEEN	129

Notes to Financial Statements (continued)

Permanent differences, primarily due to federal taxes paid, foreign currency transactions, investments in passive foreign investment companies and tax equalization resulted in reclassifications among the Funds’ components of net assets as of October 31, 2016, the Funds’ tax year end, as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Capital paid-in	$7,705,954	$5,924,900	$302,405
Undistributed (Over-distribution of) net investment income	—	—	9,214
Accumulated net realized gain (loss)	(7,705,954)	(5,924,900)	(311,619)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2016, the Funds’ tax year end, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Undistributed net ordinary income[1]	$2,120,594	$5,601,866	$803,648
Undistributed net long-term capital gains	60,326,542	39,414,220	2,970,209
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2016 and October 31, 2015, was designated for purposes of the dividends paid deduction as follows:

2016	Equity Index	Mid Cap Index	Small Cap Index
Distributions from net ordinary income[1]	$12,631,770	$4,751,633	$1,136,892
Distributions from net long-term capital gains	43,502,344	40,703,164	5,098,754

2015	Equity Index	Mid Cap Index	Small Cap Index
Distributions from net ordinary income[1]	$13,683,153	$9,058,762	$2,215,354
Distributions from net long-term capital gains	36,856,970	27,333,865	6,415,074
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of October 31, 2016, the Funds’ tax year end, the Funds did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Equity Index	Mid Cap Index	Small Cap Index
For the first $125 million	0.1000%	0.1500%	0.1500%
For the next $125 million	0.0875	0.1375	0.1375
For the next $250 million	0.0750	0.1250	0.1250
For the next $500 million	0.0625	0.1125	0.1125
For the next $1 billion	0.0500	0.1000	0.1000
For net assets over $2 billion	0.0250	0.0750	0.0750

130	NUVEEN

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2016, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Equity Index	0.1998%
Mid Cap Index	0.1760
Small Cap Index	0.1841

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses, (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. The expense limitations expiring February 28, 2018 may be terminated or modified prior to the date only with the approval of the Board of Directors of the Funds.

Fund	Expense Cap		Expense Cap Expiration Date
Equity Index	0.34	%*	February 28, 2018
Mid Cap Index	0.41	**	February 28, 2018
Small Cap Index	0.54	***	February 28, 2018
*	Effective June 30, 2016. Prior to June 30, 2016, the Fund’s Temporary Expense Cap was 0.37%.
**	Effective June 30, 2016. Prior to June 30, 2016, the Fund’s Temporary Expense Cap was 0.50%.
***	Effective June 30, 2016. Prior to June 30, 2016, the Fund’s Temporary Expense Cap was 0.58%.

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Class A Shares are offered at their NAV per share with no up-front sales charge. During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, received 12b-1 service fees in Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Commission advances (Unaudited)	$62,440	$66,431	$17,483

NUVEEN	131

Notes to Financial Statements (continued)

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Equity Index	Mid Cap Index	Small Cap Index
12b-1 fees retained (Unaudited)	$47,263	$61,552	$14,503

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period as follows:

	Equity Index	Mid Cap Index	Small Cap Index
CDSC retained (Unaudited)	$2,055	$3,581	$409

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. Subsequent Events

Fund Liquidation

On November 30, 2016, the Adviser announced that the Funds will be liquidated after the close of business on April 27, 2017, as approved by the Funds’ Board of Directors. Effective December 19, 2016, the Funds will stop accepting purchases from new investors and existing shareholders, except that defined contribution retirement plans that hold Fund shares as of November 30, 2016 may continue to purchase Fund shares until April 24, 2017. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the Funds. After the close of business on April 27, 2017, the Funds will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

132	NUVEEN

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive

Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800)257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Equity Index	Mid Cap Index	Small Cap Index
% QDI	100%	100%	60%
% DRD	100%	100%	57%

Long-Term Capital Gain Distributions: The Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2016:

	Equity Index	Mid Cap Index	Small Cap Index
Long-term capital gain dividends	$ 51,141,319	$ 46,301,576	$ 5,401,170

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	133

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper S&P 500® Index Objective Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper S&P 500® Index Objective Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Mid-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P MidCap 400® Index: An unmanaged, market value-weighted index of 400 mid-cap companies. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

134	NUVEEN

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Directors of each Fund (the “Board,” and each Director a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews the Investment Management Agreement and the Sub-Advisory Agreement on behalf of such Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Funds. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance

NUVEEN	135

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of the Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. The Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the funds (subject to limited exceptions) are reduced as asset levels for the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in (or, in certain cases, the adoption of) a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth, including Nuveen Equity Index Fund (the “Equity Index Fund”) and Nuveen Mid Cap Index Fund (the “Mid Cap Index Fund”), each of which reduced its management fee, and Nuveen Small Cap Index Fund (the “Small Cap Index Fund”), which reduced both its management fee and temporary expense cap.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

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•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds, including the Equity Index Fund. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For the Equity Index Fund, the Board noted that the Fund ranked in its Performance Peer Group in the fourth quartile in the one-, three- and five-year periods and underperformed its benchmark for each of such periods. In evaluating the peer comparative data, the Board recognized that the peer group was classified as low relevancy because the Fund was compared to funds in a no-load category, limiting the comparative value among peers when assessing performance. The Board also noted that, given the Fund’s investment mandate, tracking error was a more appropriate measure of the Fund’s performance and the skill applied by the Sub-Adviser. The Board therefore considered the close tracking error for the one- and three-year periods. The Board also recognized the Fund’s positive absolute performance for the one-, three- and five-year periods. Given the Fund’s investment mandate, the Board was satisfied with the explanation for the variance from peer performance and with the Fund’s performance.

For the Mid Cap Index Fund, the Board noted that, although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in its Performance Peer Group in the second quartile in the one- and five-year periods and the third quartile in the three-year period. The Board determined that the Fund’s performance had been satisfactory.

For the Small Cap Index Fund, the Board noted that, although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in its Performance Peer Group in the third quartile in each of these periods. The Board determined that the Fund’s performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. In this regard, as noted above, the Board considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to such funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen. In this regard, the Board noted that the Adviser agreed to reduce the management fee for the Equity Index Fund and the Mid Cap Index Fund and reduce both the management fee and temporary expense cap for the Small Cap Index Fund.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board

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generally considered the fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Board noted that the Equity Index Fund had a net management fee below its peer average and a net expense ratio in line with its peer average, the Small Cap Index Fund had a net management fee and a net expense ratio below its respective peer average, and the Mid Cap Index Fund had a net expense ratio higher than its peer average but a net management fee in line with its peer average. The Board noted that the Mid Cap Index Fund’s net expense ratio was above its Peer Group average, in part, because some funds in the Peer Group do not assess a 12b-1 fee. Further, the Board noted that the Adviser agreed to reduce the contractual management fee for the Equity Index Fund and the Mid Cap Index Fund, and reduce both the contractual management fee and temporary expense cap for the Small Cap Index Fund.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, including the Sub-Adviser, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Funds had a sub-adviser, each Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Funds are paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

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The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that subject to certain exceptions, the funds in the Nuveen complex, including the Funds, pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from expense caps (as applicable), fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year for the funds. In this regard, the Independent Board Members noted that additional economies of scale were shared with shareholders of each Fund through its temporary expense cap.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder

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services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	184
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	184
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	184
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	184

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Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	184
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	184
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	184
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	184
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	184

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Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	184

Interested Trustee:
William Adams IV(3) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	184
Margo L. Cook(2)(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Co-President (since October 2016), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	184

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 West Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen Investments Holdings, Inc.; Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	104
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	185
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	185

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Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Vice President (since 2016), formerly, Vice President (2011- 2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	185
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	185
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	185
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	185
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	185
Christopher M. Rohrbacher 1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Senior Vice President (since 2011) formerly, Vice President (2008-2011) and Assistant General Counsel (since 2008) of Nuveen Investments Holdings, Inc.; Senior Vice President and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	185
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	185
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2011); formerly Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	104

144	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	185

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

NUVEEN	145

Notes

146	NUVEEN

Notes

NUVEEN	147

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $244 billion in assets as of September 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
, 333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-FIDX-1016D        41269-INV-B-12/17

Mutual Funds

Nuveen Equity Funds

Annual Report October 31, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Dividend Value Fund	FFEIX	FFECX	FEISX	FFEFX	FAQIX
Nuveen Mid Cap Value Fund	FASEX	FACSX	FMVSX	—	FSEIX
Nuveen Small Cap Value Fund	FSCAX	FSCVX	FSVSX	FSCWX	FSCCX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After a sluggish first half of 2016, the U.S. economy gained some momentum in the third quarter. In fact, it was the economy’s strongest quarterly acceleration in two years, propelled by healthy consumer spending, a temporary surge in exports and a turnaround in inventories. As the year winds down, 2016 looks on track to deliver the same steady-but-slow growth that has characterized the seven-year recovery.

A year ago, the U.S. Federal Reserve (Fed) took the first step toward policy “normalization” by raising its benchmark interest rate at its December 2015 meeting. Speculation about the Fed’s intentions since then has been a strong influence on the markets throughout 2016. After remaining on hold for a year, the Fed judged that the economy’s modest growth, the return to “full” employment and an uptick in inflation were sufficient to raise the target rate at the December 2016 meeting.

Global conditions continue to look subdued by comparison. Investors continue to adjust to the idea of a slower Chinese economy, which has helped commodity prices stabilize and lift global inflation expectations. The U.K.’s June 23rd “Brexit” vote to leave the European Union introduced a new set of economic and political uncertainties to the already fragile conditions across Europe. Moreover, there are growing concerns that global central banks’ unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently negative in Europe and Japan and near or at zero in the U.S., U.K. and elsewhere; nonetheless, growth has remained subdued.

Since the election, U.S. stocks have rallied strongly on expectations that the Republican controlled Congress and Trump administration will pursue more business friendly policies. But the details have yet to be seen. Given muted global growth, the risk of policy errors by central banks around the world, the unfolding Brexit process and an uncertain political outlook (not just in the U.S. but also in Europe), we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 22, 2016

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Dividend Value Fund

Nuveen Mid Cap Value Fund

Nuveen Small Cap Value Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc.

David Chalupnik, CFA, has been the portfolio manager of the Nuveen Dividend Value Fund since 2015. Derek Sadowsky, CFA, has served as a portfolio manager for the Fund since 2012. Effective November 8, 2016, Cori Johnson, CFA, retired from the firm and is no longer a portfolio manager on the Fund.

Karen Bowie, CFA, is the portfolio manager for the Nuveen Mid Cap Value Fund and the Nuveen Small Cap Value Fund. Karen assumed portfolio management responsibilities for the Nuveen Mid Cap Value Fund in 2012 and the Nuveen Small Cap Value Fund in 2006.

Here the portfolio management teams for the Funds discuss economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2016.

What factors affected the U.S. economy and the financial markets during the twelve-month reporting period ended October 31, 2016?

The restrained pace of growth that has defined the U.S. economic recovery since 2009 continued in the twelve-month reporting period. Growth over the previous four calendar quarters averaged below 2% (annualized), as measured by real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. For most of the reporting period, consumer spending remained healthy but was offset by the drag from the inventory cycle, lackluster business spending and weak net exports. As a result, GDP growth stayed below 1.5% from the fourth quarter of 2015 through the second quarter of 2016. However, decent consumer spending, an inventory turnaround and a short-term jump in exports contributed to a more robust gain of 3.2% in the third quarter, as reported by the “second” estimate of the Bureau of Economic Analysis.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate was little changed at 4.9% in October 2016 from 5.0% in October 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. Although consumer spending gains were rather muted in the latter half of 2015, spending surged in the second quarter of 2016. Although inflation began to accelerate slightly in the reporting period, the overall level remained low, which also contributed to consumers’ willingness to buy. The Consumer Price Index (CPI) rose 1.6% over the twelve-month reporting period ended October 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.1% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

The housing market was another bright spot in the economy. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.5% annual gain in September 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.3% and 5.1%, respectively.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

However, business investment remained soft over the reporting period. Corporate earnings growth continued to be constrained by diminished demand expectations amid sluggish U.S. and global growth, the impact of falling commodity prices and a strong U.S. dollar. Additionally, a murky outlook kept capital spending muted. Concerns about financial market turbulence in early 2016, the U.K.’s “Brexit” vote to leave the European Union (EU) and the U.S. presidential election weighed on business sentiment throughout the reporting period.

The consistent growth of the economy prompted the U.S. Federal Reserve (Fed) to raise the Fed Funds rate from the zero bound range to a range of 0.25% to 0.50% in December 2015. The widely anticipated move had little impact on the financial markets. Over the remainder of the reporting period, speculation on the timing of future rate hikes drove short-term swings in the markets, including falling bond yields, rallies in the U.S. dollar and bouts of volatility in stock prices. For most of 2016, the Fed kept this rate unchanged due to concerns ranging from low inflation in the U.S. to weakening growth prospects globally and the U.K.’s Brexit vote. However, the third quarter’s strong GDP report and an uptick in inflation boosted expectations that the Fed would likely increase the target rate at the December 2016 meeting. As anticipated, subsequent to the close of the reporting period, the Fed raised the rate to a range of 0.50% to 0.75%.

Other market-moving events during the reporting period included a spike in volatility in January and February 2016 triggered by deteriorating sentiment about China’s economy, another sharp downturn in oil prices and concerns about central bank policy both in the U.S. and around the world. The Brexit referendum on June 23 also caught investors off guard. In response, U.K. sterling fell to 30-year lows and global equities tumbled while perceived safe-haven assets such as gold, the U.S. dollar and government bonds saw large inflows. However, the markets stabilized fairly quickly post-Brexit vote, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity. Following a relatively calm July and August 2016, volatility resumed in the final months of the reporting period. Investors worried whether central banks were reaching the limits of their effectiveness as global growth continues to stagnate. The health of the European banking sector came into question, renewing concerns about the potential to trigger a wider crisis. Political uncertainty increased leading up to the November U.S. presidential election, and after the close of the reporting period, the unexpected win of Donald Trump contributed to an initial sell-off across global markets. However, after digesting the “shock”, U.S. equities rallied strongly and global developed market stocks pared their losses, while emerging markets, fixed income and gold remained lower.

Despite several bouts of significant volatility, the U.S. equity market ended the twelve-month reporting period with a gain of 4.51% as measured by the S&P 500® Index. Small-cap stocks in the U.S. recovered from last year’s significant underperformance, turning in results close to their large-cap brethren with a 4.11% return according to the Russell 2000® Index. Mid-cap stocks were in the same range with a return of 4.17% as measured by the Russell Midcap® Index. Across the capitalization spectrum in the U.S., investors favored the relatively safer, more defensive areas of the market for much of the period, leading value stocks to strongly outperform growth stocks during this reporting period. Emerging markets outpaced other developed markets overseas as investors returned to this asset class in the second half of the reporting period, largely due to commodity price stability and the ongoing search for yield and returns. The MSCI Emerging Markets Index advanced 9.67%. Meanwhile, in developed overseas markets, Europe struggled and turned in negative results, dragging down the overall return of the MSCI EAFE Index to -2.74% for the twelve-month reporting period.

Nuveen Dividend Value Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year, ten-year and since inception periods ended October 31, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the Russell 1000® Value Index and outperformed the Lipper Equity Income Funds Classification Average during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

During the reporting period, we continued to implement the Fund’s disciplined investment strategy. We seek to achieve consistent, long-term outperformance with lower volatility by building and managing a portfolio diversified between sustainable and opportunistic holdings with a focus on what we believe are attractively valued companies with above average current income or dividend growth. We use an integrated, multi-perspective research and analysis approach that involves a team of portfolio managers, fundamental research analysts and quantitative analysts. The Fund’s holdings exhibit attractive valuations and identifiable catalysts that we believe will drive future stock appreciation. The Fund is also actively managed in an effort to minimize distributed capital gains and maximize after-tax returns using a typical investment horizon of at least two to three years. We adhere to portfolio guidelines to manage volatility and maintain diversification, generally selling a security if it no longer is expected to meet our dividend growth or price appreciation expectations or if we find a better alternative in the marketplace.

6	NUVEEN

The Fund’s underperformance versus its Russell 1000® Value benchmark was the result of both stock selection and sector allocation. Stock selection was weak in the financial, consumer staples and health care sectors. An overweight position in consumer discretionary, the worst performing sector in the Russell 1000® Value Index, also weighed on returns. On the other hand, stock selection was favorable in the energy and utilities sectors, helping the Fund to outperform the average return of its Lipper peer group. In addition, an overweight to information technology, the second strongest performing sector in the benchmark, was beneficial.

Stock selection was strong in the energy sector including a position in Pioneer Natural Resources Company, which continued to be one of the best names in the Permian Basin accounting for approximately one-fourth of all U.S. crude production. Pioneer managed its balance sheet well through the recent oil price downturn, benefiting from the shift toward gas lift and centralized facilities. Another exploration and production (E&P) holding, Anadarko Petroleum Corporation, outperformed after it announced the acquisition of Freeport McMoRan’s Gulf of Mexico assets at an attractive price, which was going to be immediately cash flow positive. This transaction allowed Anadarko to advance the development of its onshore Permian Basin acreage, which we believe has been ignored by investors and should lead to a higher valuation multiple as oil production increases in the area. Williams Companies, Inc., an energy infrastructure company focused on midstream gathering and processing, was also a top contributor for the Fund. Shares of the company bottomed in February 2016, but subsequently rallied throughout the remainder of the reporting period. Also, our overweight position in integrated producer Chevron Corporation generated positive results. The company was rewarded for aggressively cutting its capital spending plans for 2016 and reiterating its commitment to its large dividend. Chevron’s shares surged further after the company reported a third-quarter earnings beat and raised its dividend. Finally, Hess Corporation performed well as investors began to appreciate the company’s strong assets. We have sold our position in Hess Corporation.

Stock selection was favorable in the utilities sector including positions in NiSource Inc. and NextEra Energy Inc. Overall, the sector was the strongest performer in the index because investors favored dividend-paying stocks and the relatively safer, more defensive areas of the market for much of the reporting period. Our position in NiSource, one of the largest regulated natural gas utilities in the U.S., outperformed many other utility companies after the company reported strong earnings midway through the year. Investors rewarded companies that had a more visible earnings and dividend growth path such as NiSource. The Fund also benefited from the solid performance of utility NextEra, which reported a strong quarter in April 2016. NextEra saw strength in both its regulated and unregulated businesses after new infrastructure projects continued to come online and its renewable energy segment continued to see strong growth.

In the information technology sector, the Fund’s most significant contributor was semiconductor company QUALCOMM, Inc., which is primarily engaged in the design and marketing of integrated chips and system software used in mobile devices and wireless networks. The company benefited from several licensing agreements with its customers that lifted a cloud of uncertainty over the stock. Investor confidence was further bolstered when the company announced an earnings beat and raised guidance during its fiscal third-quarter earnings report. Also, later in the reporting period, investors grew excited about the prospect for QUALCOMM to acquire Netherlands-based NXP Semiconductors NV and the potential benefits of the combined entity.

In the materials sector, paper and corrugated packaging producer WestRock Company gave the Fund’s performance a boost during the reporting period. This company continued to deliver strong cash flow results from post-merger restructuring initiatives in an environment of relatively good industry pricing discipline.

While the Fund’s underweight in financials boosted results since the sector was the second worst performing area of the benchmark, our stock selection more than offset the benefit from the underweight. In particular, the Fund’s positions with high interest rate sensitivity or elevated capital markets exposure were negatively impacted since interest rates declined for much of the reporting period and the market continued to push out expectations for additional Fed rate hikes. The Fund’s most significant laggard in the sector was asset management firm Ameriprise Financial, Inc., which was hurt by asset outflows, investors’ rotation into more passive strategies and exchange-traded funds, and industry fears regarding additional government regulations for investments in retirement accounts. Because we believed Ameriprise shares were already pricing in much of the risks and that the company’s risk/reward scenario was attractive, we maintained this position. Our position in Citigroup Inc. was negatively affected by concerns about slowing equity market activity globally. We sold Citigroup and used the proceeds to invest in other financial stocks that we believed had more upside potential, while having less exposure to potentially slowing global growth. Meanwhile, Hartford Financial Services Group, Inc., an insurance and financial services company, reported second-quarter earnings that missed estimates due to higher-than-expected asbestos and environmental charges as well as significantly weaker-than-forecasted margins in the company’s

NUVEEN	7

Portfolio Managers’ Comments (continued)

personal and commercial lines. The company also continued to experience headwinds due to lower interest rates, volatile equity markets and an elevated cost of capital. With management indicating no expectations for improvement in the near term, we exited our position in Hartford Financial in search of more attractive opportunities. Finally, shares of credit card firm Capital One Financial Corporation fell after investors grew concerned that higher-than-expected charge-offs would continue to increase, especially in light of weakening economic data. We decided to exit the Fund’s position in Capital One Financial.

The Fund’s results in health care were negative during the reporting period primarily due to a position in Teva Pharmaceutical Industries Limited. Company shares were weighed down by the general overhang in the pharmaceutical industry due to drug pricing issues, the collapse of the megamerger between Allergan and Pfizer because of new tax inversion rules, as well as uncertainty surrounding Teva’s pending deal to buy Allergan’s generics business. The approval of Teva’s purchase was delayed by several months while the Federal Trade Commission examined the acquisition more closely. We decided to sell our position because we became increasingly worried that management would not be able to achieve its earnings or synergy targets. In light of the downside risk to earnings, we believed Teva’s valuation no longer offered a compelling risk/reward scenario.

In telecommunication services, the Fund’s negative results were primarily driven by our overweight position in Frontier Communications Corporation. Although the company closed on its acquisition of some of Verizon’s wireline assets during the reporting period, it still lacked the scale to compete against the largest Internet service providers. In addition, investors rotated out of the defensive sectors like telecommunications later in the reporting period because valuations remained expensive compared to their historical levels. We decided to sell our position in Frontier Communications because we believed its dividend was increasingly likely to be cut in the near future since the company’s topline growth continued to experience secular headwinds.

Finally, despite the overall strength in the energy sector, it was also home to one fairly significant detractor during the reporting period. ConocoPhillips, the world’s largest independent exploration and production firm, underperformed because investors grew increasingly concerned that the company would need to eliminate its large dividend. We sold our position in ConocoPhillips.

Nuveen Mid Cap Value Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed both the Russell Midcap® Value Index and the Lipper Mid-Cap Value Funds Classification Average during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $1.6 billion and $28.1 billion. During the reporting period, we continued to implement the Fund’s investment process of selecting mid-cap companies that we believed were undervalued relative to other companies in the same industry or market. These companies demonstrated or are expected to demonstrate improving fundamentals and have an identifiable catalyst that could close the gap between market value and our perception of fair value. We look for companies that generate strong free cash flow, which allows them to pay down debt, increase dividends, repurchase shares or engage in merger and acquisition (M&A) activities. At the same time, we identify a short- or long-term catalyst we can track and monitor over time that could potentially propel each stock to realize its value. Generally, we sell a holding if the stock price reaches its target, the company’s fundamentals or competitive position significantly deteriorate or if a better alternative exists in the marketplace.

The Fund’s underperformance versus its benchmarks was the result of both sector allocations and stock selection. Overweight positions in the health care and consumer discretionary sectors, two of the worst performing sectors in the Russell Midcap® Value Index, and an underweight in the strongly performing utilities sector, weighed on returns. In terms of stock selection, results were negative in the consumer discretionary, financial and real estate investment trust (REIT) sectors. On the other hand, stock selection was favorable in the consumer staples, health care and energy sectors.

8	NUVEEN

In consumer discretionary, shares of Signet Jewelers Limited were pressured this year due to fears over its credit card portfolio quality and unproven allegations of illegal activity in its repair services business, which resulted in investors becoming concerned about future growth prospects. In addition, higher input costs and lower mall traffic put pressure on earnings. After the stock recovered somewhat from its February lows, we sold the Fund’s shares as we believed upside would likely be limited. This was a well-timed move because Signet Jewelers’ shares dropped sharply from the end of March 2016, through the end of the reporting period. Also, office supply chain Staples Inc. experienced significant headwinds after the U.S. Federal Trade Commission (FTC) said it would challenge the company’s proposed takeover of Office Depot, which many believed would eliminate beneficial industry competition. In May 2016, a federal judge sided with the FTC and issued an injunction to block the planned takeover, which caused the two companies to abandon their plans and forced the resignation of long-time Staples CEO Ron Sargent. In light of the setback, we decided to exit the Fund’s position. Shares of Royal Caribbean Cruises Limited also struggled throughout January and February 2016 before partially rallying back. The cruise line operator provided lower-than-expected 2016 earnings guidance due in part to the negative impact of the strong dollar, fuel costs and higher interest expenses. Also, the company faced significant headline risk over fears surrounding the Zika virus outbreak in the Caribbean. We decided to sell a portion of our position in Royal Caribbean because its margins and revenue trends may have peaked after the company’s strong results over the past two years.

Generally speaking, the financial sector was a source of weakness during the reporting period as companies digested the slowdown in Fed rate hikes and the new Department of Labor regulations. The most significant laggard in the sector was Hartford Financial Services Group Inc., an insurance and financial services company. The company continued to experience headwinds due to lower interest rates, volatile equity markets and an elevated cost of capital. We sold our position and will wait on the sidelines for the time being. Also, a position in asset management firm Invesco LTD detracted after the company reported declines in sales and revenues, while fund flows remained stable. The macro environment following the Brexit vote in late June 2016, took a heavy toll on the stock since more than 22% of the company’s revenue is from the United Kingdom. However, we continued to hold Invesco because we believe the firm remains well positioned with the planned funding of a 529 plan and efficiencies expected from expense initiatives.

The Fund also experienced weakness from several of its holdings in the newly formed REIT sector, which was officially broken out from the financial sector during the reporting period. The primary laggard in the REIT space was financial and professional services firm Jones Lang LaSalle Inc., which specializes in commercial real estate services and investment management. The company’s shares came under pressure amidst signs of a slowdown in global real estate markets. In response to these concerns, shares lost more than one-third of their value despite the company’s solid diversification, appealing valuation and strong track record. We believe the company’s solid balance sheet, stable and high margins, recurring revenue streams and diversified operations make Jones Lang LaSalle a compelling investment and we continue to hold our position. Shares of Life Storage, Inc., formerly known as Sovran Self Storage, experienced significant volatility leading up to and following the company’s rebranding in the final months of the reporting period. While Sovran’s acquisition of Life Storage will be quality accretive in the long term, the deal was viewed as neutral to slightly negative given the premium pricing, timing and increased exposure to the Houston market. The most recent quarter saw higher discounts for new customers, which were driven by both a slowdown in demand and increasing supply, specifically in soft markets such as Chicago, Denver and Houston. Seven of the company’s top ten markets posted decelerating revenue growth and management reduced guidance beyond expectations. However, we continued to hold our position in Life Storage because management remains focused on maintaining occupancy and stabilizing yield going into the slow season after heightened customer price sensitivity.

On the other hand, stock selection in the consumer staples, health care and energy sectors aided the Fund’s performance during this reporting period. In consumer staples, the Fund’s standout performer was Tyson Foods Inc., the country’s largest processor and marketer of chicken, beef and pork. The company benefited from the downturn in oil prices and its promise to end the use of human antibiotics after 2015’s avian influenza outbreak. Tyson’s shares advanced strongly after the company reported record adjusted earnings and its fourth consecutive year of earnings-per-share growth, coupled with solid 2016 guidance, a dividend increase, share repurchase commitments and additional synergies that are expected to be realized from the Hillshire merger. We have sold our position in Tyson Foods Inc.

In health care, stock selection was favorable in the medical device area. The Fund benefited from a position in Teleflex Inc., a diversified firm known for its strength in medical devices for a wide range of procedures in critical care and surgery, as well as aerospace

NUVEEN	9

Portfolio Managers’ Comments (continued)

and marine products. Teleflex displayed better-than-expected topline results aided by organic strength during the launch of two new products. In addition, cost cutting and restructuring aided margin progression for the firm. We have sold our position in Teleflex Inc.

In energy, the Fund benefited from a position in Pioneer Natural Resources Company, which continues to be one of the best names in the Permian Basin, accounting for approximately one-fourth of all U.S. crude production. The company has the largest land base in the Midland Basin and the most active in terms of rig counts. Pioneer managed its balance sheet well through the recent oil price downturn, benefiting from the shift toward gas lift and centralized facilities.

Stock selection was favorable in the utilities sector, but much of the benefit was offset by an underweight to this strong performing sector. The utilities sector advanced nearly 16% compared to an approximately 8% return for the Russell Midcap® Value benchmark. In terms of individual holdings, our position in Alliant Energy Corporation was additive to the Fund’s performance. Alliant Energy, the holding company of Interstate Power and Light and Wisconsin Power and Light, has been one of the Fund’s consistent performers given its constructive regulatory environment. In addition, management continues to invest in the future allowing for favorable rate base expansion, which is resulting in better-than-industry average earnings and dividend growth prospects.

Finally, although the materials sector slightly detracted, the Fund’s position in Steel Dynamics Inc. was a bright spot. While the company faced challenges in the heavy equipment, agricultural and energy markets, the automotive sector remained strong and the construction market continued to improve. Steel Dynamics’ management anticipated a significant increase in volume for its flat roll products, which account for approximately 60% of the company’s product mix, because customer inventories are now better aligned with consumption and import volumes have trended lower compared to 2015 levels. This increased demand is boosting the company’s 2016 profitability from steel operations. Steel Dynamics also announced an increase in its cash dividend during the reporting period. We have sold our position in Steel Dynamics Inc.

Nuveen Small Cap Value Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year, ten-year and since inception periods ended October 31, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the Russell 2000® Value Index and outperformed the Lipper Small-Cap Value Funds Classification Average during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of $103 million to $4.7 billion at the time of purchase. During the reporting period, we continued to focus on building a well-diversified portfolio of small-cap stocks from companies with strengthening balance sheets and cash flow characteristics. We also continued to target companies with sound business models and strong competitive advantages that we believe can gain market share opportunistically in the current environment. We remained committed to our approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.

Small-cap equities encountered heightened volatility early in 2016 as investors reacted to Chinese economic data suggesting further deceleration, rising high yield credit spreads and concerns associated with the U.S. energy complex as crude oil prices continued to slide. Additionally, heightened political rhetoric and government scrutiny over pricing practices in the pharmaceutical industry drove an intense sell-off among health care stocks. Risk assets appeared to bottom in mid-February 2016. Small-cap stocks subsequently rallied on a rebound in oil prices stemming from potential production curtailments, additional Chinese economic stimulus measures and generally tepid global growth. As the reporting period progressed, small-cap stocks gained traction after equity investors shrugged off the potential economic ramifications of the U.K.’s Brexit vote and instead focused on the continued slow-but-steady advance of the U.S. economy. However, in the final month of the reporting period, uncertainty surrounding the U.S. presidential election and a potential Fed rate hike in December caused investors to rotate out of small caps. Value stocks strongly outperformed in the small-cap universe with the Russell 2000® Value Index ending the reporting period with a nearly 9% return, versus the slightly negative return of the Russell 2000® Growth Index.

10	NUVEEN

The Fund outperformed its Lipper peers due in part to strong stock selection in the energy sector. Although energy was the worst performing sector in the Russell 2000® Value Index down during the reporting period, the Fund’s holdings collectively advanced. We saw particularly favorable results from our stock selection in the exploration and production (E&P) group, including a position in WPX Energy Inc., a repositioning story with core operations in the Bakken and Delaware Basins. We originally purchased its shares at a deep discount because we believed WPX Energy had an abundance of company-specific catalysts that could narrow the dramatic gap where the stock was trading. During the reporting period, the company continued to execute on the sale of non-strategic assets to reduce debt, while improving on well results in its core plays. WPX Energy’s shares subsequently rebounded due to the combination of the asset dispositions, improving operating results and rising oil prices. Given the significant move in the stock and the successful attainment of the repositioning milestones, we trimmed our position; however, we still anticipate more value creation out of WPX Energy because of its management team’s laser focus on improving well economics. Additionally, the stock continues to trade at a discount to its peers and to net asset value. We also benefited from a position in Callon Petroleum Company, a high quality North American E&P company with operations and inventory exclusively in the Permian Basin. The stock’s discount to its peer group narrowed significantly during the reporting period after the management team delivered on strong operating results, while hitting its promised milestone of cash flow neutrality. Importantly, Callon Petroleum built out its inventory base with the establishment of a new core region in Howard County, but still within the Permian Basin, via an acquisition. The deal was financed with equity in order to preserve the company’s solid balance sheet and liquidity position. Given that Callon’s management has multiple other levers to use to improve on the economics assumed in the acquisition underwriting, we remain invested in the stock.

The utilities sector benefited the Fund’s results, including strong performance from a position in California Water Service Group, the third largest public water utility in the U.S. primarily serving California. During 2015, the company’s bottom line was negatively impacted by the severe drought conditions, which resulted in conservation mandates that impacted both volumes and expenses. However, because of decoupling mechanisms, California Water has the ability to recoup most of the costs associated with the drought on a delayed basis. The stock reacted favorably to the company’s first-quarter 2016 earnings report and conference call that highlighted details around the timing of conservation cost reimbursements and the improvement in overall drought conditions via a solid snow pack in northern California. Given the improving conditions and optimism surrounding the company’s proposal for an increased rate of infrastructure replacement, we remained holders of this stock.

Results were slightly positive, but somewhat mixed overall in the industrials sector. On the positive side, we saw strong results from Quad Graphics Inc. in the print advertising and advertising services business. The company reported a very strong first quarter, which beat top-line expectations and was dramatically ahead in terms of earnings. Demand for the company’s services stabilized, while Quad Graphics experienced a strong benefit from cost-reduction efforts completed during 2015. On the other hand, shares of Korn Ferry International, the world’s largest executive search firm, were sent sharply lower despite in-line financial results. Management highlighted the potential for a pause in hiring decisions in both Europe and North America stemming from the uncertainty surrounding the Brexit vote. However, we believed the market overly discounted what seemed to be a pause in hiring versus a material downturn in overall demand. At this point, we are holding our position with Korn Ferry, but are monitoring the situation closely.

Information technology aided the Fund’s results, mainly due to our overweight position in this strongly performing sector. However, we also saw favorable performance from CSG Systems International Inc., a provider of customer care and billing solutions to the cable and direct broadcast satellite industry in North America. During the reporting period, the company reported strong results above expectations with solid net subscriber growth driving favorable revenue growth, significant margin expansion and increased free cash flow. CSG Systems also announced an incremental $50 million accelerated share repurchase program. However, later in the reporting period we decided to exit this investment given that the company’s margin improvement story had proved out and its new CEO was focusing on improving the long-term growth profile of the company via front-loading research and development and/or sales and marketing resources. We believed the timing of the intended topline benefit to this investment would be beyond a six-month time frame, while CSG Systems shares had achieved our price target.

While overall results in consumer discretionary were flat, a position in specialty home furnishings and accessories retailer Kirkland’s, Inc. continued to detract. Shares dropped sharply in August 2016, after the company missed expectations in its second-quarter report due to softer traffic trends in its stores. However, we maintained our position given that management reported a modest increase in traffic after quarter end, coupled with strength in the company’s e-commerce sales. We also believed that Kirkland’s

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Portfolio Managers’ Comments (continued)

shares looked compelling at their historically low valuation level, while the company displayed balance sheet strength through its $3-per-share net cash position. Shares of leading contemporary apparel retailer Express Inc. also dropped following disappointing second-quarter results, marking the second consecutive miss at the hands of increased on-line competition and fashion miscues. However, we maintained our position in Express given its attractive valuation coupled with the company’s recent expense control initiatives. As an offset, the Fund benefited from a position in youth apparel and accessories retailer Childrens Place Retail Stores. The company’s results were boosted by a strong earnings report and higher-than-expected 2016 guidance. Our research continued to suggest a better promotional environment for Children’s Place, indicating ongoing progress in this margin improvement story. We have maintained our investment in Childrens Place.

On the other hand, the Fund’s shortfall versus the Russell 2000® Value Index was mainly the result of stock selection in the financial sector. The leading detractor was a position in the annuity-focused firm American Equity Investment Life Holding Company. The stock’s volatility was primarily because of industry noise regarding the Department of Labor’s fiduciary proposals and how they may or may not impact industry players. In addition, credit spread widening negatively impacted the perceived value of firms like American Equity Life, given its energy and material holdings. However, we remained holders because of the continued operating strength seen in annuity sales. We also saw poor results from a position in West Coast regional bank Opus Bank, which focuses on small to middle market verticals in technology and specialty commercial lending. When we purchased the stock, it was trading at a much lower price/earnings (P/E) ratio than its industry peers despite the company’s above-average deposit and loan growth. Opus Bank’s credit profile also remained stable with a solid reserve coverage cushion. Unfortunately, we witnessed a sharp uptick in non-performing loans and the company announced a new head of credit. Because we anticipated a decline in loan growth and profitability, we exited the holding.

The Fund’s position in life and health insurance firm CNO Financial Group Inc. also underperformed. The company’s most recent quarter was overshadowed by concerns regarding its long-term care reinsurance agreement with reinsurer Beechwood Re. CNO Financial’s management has stated that it is recapturing this business, which will lower excess capital and halt buybacks through year end. However, we expect buybacks to continue later next year after free cash flow rebuilds overall capital levels. CNO Financial’s core businesses continue to display good operational trends in their business lines. We are maintaining our position given overall operating fundamentals, strong cash flow trends and the company’s deep discount valuation. In addition, the Fund’s position in East West Bancorp Inc. lagged during the reporting period. The firm operates as a holding company for East West Bank, one of the largest independent banks that focuses on the Chinese-American community. Despite strong loan growth and good operating results at year-end, the company’s 2016 guidance was softer than expected because management planned to deploy more technology capital expenditures and add additional talent in 2016 to ramp up results. We decided to exit our position in East West in favor of a smaller-cap franchise positioned in the same geographic footprint with more favorable valuation metrics.

Results were modestly negative in the newly formed real estate investment trust (REIT) sector, which was officially broken out from the financial sector during the reporting period. The primary laggard was Life Storage, Inc., formerly known as Sovran Self Storage, which experienced significant volatility leading up to and following the company’s rebranding in the final months of the reporting period. While Sovran’s acquisition of Life Storage will be quality accretive in the long term, the deal was viewed as neutral to slightly negative given the premium pricing, timing and increased exposure to the Houston market. The most recent quarter saw higher discounts for new customers, which were driven by both a slowdown in demand and increasing supply, specifically in soft markets such as Chicago, Denver and Houston. However, we continued to hold our position in Life Storage because management remains focused on maintaining occupancy and stabilizing yield going into the slow season after heightened customer price sensitivity. Offsetting much of the weakness in the sector, the Fund experienced strong results from EPR Properties, a diversified REIT focused on family entertainment centers, theaters and charter/private school locations. Company management was successful at achieving above-average returns from its properties. In addition, gaming licensing approval trends were positive with regard to EPR Properties’ casino and resort project in New York. We have sold our position in EPR Properties.

Although results were flat in the health care sector, the sector was home to one significant detractor, behavioral health care provider Civitas Solutions Inc. The company reported a tough second quarter and had to lower its fiscal year 2016 guidance due to weakness from a key state, West Virginia, from the redesign of its intellectual/developmental disabilities program and higher-than-expected health care costs. However, we believe these issues are transitory and some of Civitas Solutions’ good cost management measures are being masked by the near-term situation in West Virginia, which we will continue to monitor carefully.

12	NUVEEN

Risk Considerations

Nuveen Dividend Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.
Nuveen Mid Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.

Nuveen Small Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.

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14	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

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Fund Performance and Expense Ratios (continued)

Nuveen Dividend Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.33%	11.05%	6.30%
Class A Shares at maximum Offering Price	(0.70)%	9.74%	5.67%
Russell 1000® Value Index	6.37%	13.31%	5.35%
S&P 500® Index	4.51%	13.57%	6.70%
Lipper Equity Income Funds Classification Average	4.70%	10.55%	5.64%

Class C Shares	4.46%	10.22%	5.50%
Class R3 Shares	5.01%	10.78%	6.02%
Class I Shares	5.56%	11.32%	6.56%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	5.63%	9.28%

Average Annual Total Returns as of September 30, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	15.55%	13.79%	6.80%
Class A Shares at maximum Offering Price	8.94%	12.44%	6.17%
Class C Shares	14.66%	12.93%	6.00%
Class R3 Shares	15.23%	13.50%	6.52%
Class I Shares	15.78%	14.07%	7.07%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	15.90%	10.03%

Since inception returns for Class R6 Shares are from 2/28/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.04%	1.79%	1.29%	0.70%	0.79%

16	NUVEEN

Growth of an Assumed $10,000 Investment as of October 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	17

Fund Performance and Expense Ratios (continued)

Nuveen Mid Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.12%	11.49%	5.27%
Class A Shares at maximum Offering Price	(2.82)%	10.18%	4.65%
Russell Midcap® Value Index	7.84%	14.07%	7.19%
Lipper Mid-Cap Value Funds Classification Average	4.82%	11.71%	5.87%

Class C Shares	2.32%	10.65%	4.48%
Class R3 Shares	2.86%	11.20%	5.01%
Class I Shares	3.38%	11.76%	5.53%

Average Annual Total Returns as of September 30, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	15.30%	15.15%	5.98%
Class A Shares at maximum Offering Price	8.68%	13.79%	5.36%
Class C Shares	14.47%	14.29%	5.19%
Class R3 Shares	15.00%	14.85%	5.72%
Class I Shares	15.59%	15.42%	6.24%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.30%	2.05%	1.55%	1.05%
Net Expense Ratios	1.17%	1.92%	1.42%	0.92%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2018, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.92% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

18	NUVEEN

Growth of an Assumed $10,000 Investment as of October 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

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Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	6.85%	13.79%	6.71%
Class A Shares at maximum Offering Price	0.69%	12.44%	6.08%
Russell 2000® Value Index	8.81%	11.63%	4.91%
Lipper Small-Cap Value Funds Classification Average	5.45%	10.66%	5.64%

Class C Shares	6.08%	12.94%	5.92%
Class R3 Shares	6.58%	13.49%	6.45%
Class I Shares	7.09%	14.06%	6.97%

Cumulative
Since Inception
Class R6 Shares	3.00%

Average Annual Total Returns as of September 30, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	18.26%	18.39%	7.61%
Class A Shares at maximum Offering Price	11.48%	16.99%	6.97%
Class C Shares	17.38%	17.52%	6.81%
Class R3 Shares	17.91%	18.09%	7.34%
Class I Shares	18.53%	18.70%	7.87%

Cumulative
Since Inception
Class R6 Shares	6.98%

Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

20	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.46%	2.21%	1.71%	1.11%	1.21%
Net Expense Ratios	1.38%	2.13%	1.63%	1.03%	1.13%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2018, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.02% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

Growth of an Assumed $10,000 Investment as of October 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

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Holding

Summaries as of October 31, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Dividend Value Fund

Fund Allocation

(% of net assets)

Common Stocks	100.2%
Investments Purchased with Collateral from Securities Lending	0.0%
Money Market Funds	0.2%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	14.0%
Oil, Gas & Consumable Fuels	12.2%
Pharmaceuticals	6.1%
Real Estate Investment Trusts	4.9%
Diversified Telecommunication Services	4.8%
Semiconductors & Semiconductor Equipment	4.2%
Technology Hardware, Storage & Peripherals	3.9%
Multi-Utilities	3.8%
Capital Markets	3.7%
Software	3.2%
Communications Equipment	2.9%
Hotels, Restaurants & Leisure	2.8%
Chemicals	2.8%
Health Care Equipment & Supplies	2.3%
Energy Equipment & Services	2.3%
Tobacco	2.1%
Health Care Providers & Services	2.1%
Electric Utilities	2.0%
Consumer Finance	1.8%
Other	18.3%
Investments Purchased with Collateral from Securities Lending	0.0%
Money Market Funds	0.2%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)

Bank of America Corporation	4.1%
AT&T Inc.	3.8%
Chevron Corporation	3.8%
JPMorgan Chase & Co.	3.6%
Pfizer Inc.	3.5%

22	NUVEEN

Nuveen Mid Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.9%
Investments Purchased with Collateral from Securities Lending	1.6%
Money Market Funds	0.3%
Other Assets Less Liabilities	(1.8)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Equity Real Estate Investment Trusts	8.9%
Capital Markets	7.2%
Oil, Gas & Consumable Fuels	7.0%
Banks	6.8%
Machinery	5.6%
Multi-Utilities	5.0%
Software	4.9%
Electric Utilities	4.6%
Health Care Equipment & Supplies	4.2%
Household Durables	3.6%
Mortgage Real Estate Investment Trusts	3.2%
Hotels, Restaurants & Leisure	3.1%
Insurance	3.1%
Specialty Retail	3.1%
Containers & Packaging	3.0%
Chemicals	2.8%
Semiconductors & Semiconductor Equipment	2.5%
Consumer Finance	2.3%
Other	19.0%
Investments Purchased with Collateral from Securities Lending	1.6%
Money Market Funds	0.3%
Other Assets Less Liabilities	(1.8)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)

Edison International	2.6%
Pioneer Natural Resources Company	2.5%
DTE Energy Company	2.3%
Raymond James Financial Inc.	2.2%
Western Alliance Bancorporation	2.2%

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Holding Summaries as of October 31, 2016 (continued)

Nuveen Small Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	98.1%
Investments Purchased with Collateral from Securities Lending	3.2%
Money Market Funds	4.0%
Other Assets Less Liabilities	(5.3)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	17.0%
Equity Real Estate Investment Trusts	8.6%
Insurance	6.5%
Communications Equipment	4.7%
Health Care Providers & Services	4.4%
Oil, Gas & Consumable Fuels	3.9%
Chemicals	3.4%
Construction & Engineering	3.2%
Machinery	3.0%
Electric Utilities	2.9%
Thrifts & Mortgage Finance	2.8%
Semiconductors & Semiconductor Equipment	2.7%
Specialty Retail	2.7%
Commercial Services & Supplies	2.6%
IT Services	2.3%
Electrical Equipment	2.3%
Software	2.3%
Household Durables	2.3%
Capital Markets	1.8%
Other	18.7%
Investments Purchased with Collateral from Securities Lending	3.2%
Money Market Funds	4.0%
Other Assets Less Liabilities	(5.3)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Plantronics Inc.	2.1%
Sterling Bancorp.	2.0%
NeuStar, Inc.	1.9%
Webster Financial Corporation	1.9%
Banner Corporation	1.8%

24	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Nuveen Small Cap Value Fund Class R6 Shares reflect only the first 123 days of the Class’s operation, they may not provide a meaningful understanding of the Class’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2016.

The beginning of the period is May 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,“ provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Dividend Value Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,045.10	$1,040.40	$1,043.20	$1,046.60	$1,046.00
Expenses Incurred During the Period	$5.65	$9.49	$6.93	$3.86	$4.37
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.61	$1,015.84	$1,018.35	$1,021.37	$1,020.86
Expenses Incurred During the Period	$5.58	$9.37	$6.85	$3.81	$4.32

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.10%, 1.85%, 1.35%, 0.75% and 0.85% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

NUVEEN	25

Expense Examples (continued)

Nuveen Mid Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.90	$1,018.10	$1,020.60	$1,023.30
Expenses Incurred During the Period	$6.15	$9.94	$7.42	$4.88
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.05	$1,015.28	$1,017.80	$1,020.31
Expenses Incurred During the Period	$6.14	$9.93	$7.41	$4.88

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.21%, 1.96%, 1.46% and 0.96% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Small Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,074.30	$1,070.00	$1,072.80	$1,030.00	$1,075.40
Expenses Incurred During the Period	$6.62	$10.56	$7.97	$2.83	$5.37
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.75	$1,014.93	$1,017.44	$1,020.96	$1,019.96
Expenses Incurred During the Period	$6.44	$10.28	$7.76	$2.82	$5.23

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.27%, 2.03%, 1.53% and 1.03% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). For Class R6, expenses are equal to the Fund’s annualized net expense ratio of 0.83% multiplied by the average account value over the period, multiplied by 123/366 (to reflect the 123 days in the period since class commencement of operations).

26	NUVEEN

Report of

Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Dividend Value Fund, Nuveen Mid Cap Value Fund and Nuveen Small Cap Value Fund (each a series of the Nuveen Investment Funds, Inc., hereinafter referred to as the “Funds”) at October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

December 28, 2016

NUVEEN	27

Nuveen Dividend Value Fund

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.2%

	COMMON STOCKS – 100.2%

	Aerospace & Defense – 1.7%

115,057	General Dynamics Corporation	$17,343,692

	Airlines – 1.0%

256,421	Delta Air Lines, Inc.	10,710,705

	Banks – 14.0%

2,577,296	Bank of America Corporation	42,525,384

365,544	BankUnited Inc.	10,651,952

345,311	Citigroup Inc.	12,545,149

1,228,656	Huntington BancShares Inc.	13,023,754

543,744	JPMorgan Chase & Co.	37,659,709

1,006,761	KeyCorp	14,215,465

344,644	Pacwest Bancorp	14,954,103
	Total Banks	145,575,516

	Biotechnology – 0.8%

141,780	AbbVie Inc.	7,908,488

	Capital Markets – 3.7%

158,271	Ameriprise Financial, Inc.	13,989,574

180,574	NASDAQ Stock Market, Inc.	11,551,319

207,358	Raymond James Financial Inc.	12,466,363
	Total Capital Markets	38,007,256

	Chemicals – 2.8%

137,983	Celanese Corporation, Series A	10,061,720

114,935	PPG Industries, Inc.	10,703,897

67,396	Praxair, Inc.	7,889,376
	Total Chemicals	28,654,993

	Commercial Services & Supplies – 1.1%

280,474	KAR Auction Services Inc.	11,942,583

	Communications Equipment – 2.9%

998,130	Cisco Systems, Inc.	30,622,628

	Consumer Finance – 1.8%

341,129	Discover Financial Services	19,215,797

	Containers & Packaging – 1.3%

288,053	WestRock Company	13,305,168

28	NUVEEN

Shares	Description (1)	Value

	Diversified Telecommunication Services – 4.8%

1,080,036	AT&T Inc.	$39,734,524

394,608	CenturyLink Inc.	10,488,681
	Total Diversified Telecommunication Services	50,223,205

	Electric Utilities – 2.0%

160,377	NextEra Energy Inc.	20,528,256

	Electrical Equipment – 1.5%

247,875	Eaton PLC	15,806,989

	Energy Equipment & Services – 2.3%

308,120	Schlumberger Limited	24,104,228

	Food & Staples Retailing – 1.0%

122,888	CVS Health Corporation	10,334,881

	Health Care Equipment & Supplies – 2.3%

294,111	Medtronic, PLC	24,122,984

	Health Care Providers & Services – 2.1%

97,424	CIGNA Corporation	11,576,894

69,356	UnitedHealth Group Incorporated	9,802,083
	Total Health Care Providers & Services	21,378,977

	Hotels, Restaurants & Leisure – 2.8%

503,087	Hilton Worldwide Holdings Inc.	11,369,766

182,550	Six Flags Entertainment Corporation	10,158,907

82,936	Wynn Resorts Ltd	7,841,599
	Total Hotels, Restaurants & Leisure	29,370,272

	Household Durables – 0.8%

54,865	Whirlpool Corporation	8,219,874

	Industrial Conglomerates – 0.7%

265,883	General Electric Company	7,737,195

	Insurance – 0.9%

549,612	Old Republic International Corporation	9,266,458

	IT Services – 1.8%

169,490	Fidelity National Information Services	12,528,701

221,316	Sabre Corporation	5,716,592
	Total IT Services	18,245,293

	Leisure Equipment & Products – 1.1%

346,331	Mattel, Inc.	10,919,816

	Media – 1.1%

187,162	Comcast Corporation, Class A	11,570,355

NUVEEN	29

Nuveen Dividend Value Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Multi-Utilities – 3.8%

286,772	CMS Energy Corporation	$12,087,440

169,714	DTE Energy Company	16,294,241

488,647	NiSource Inc.	11,365,929
	Total Multi-Utilities	39,747,610

	Oil, Gas & Consumable Fuels – 12.2%

327,335	Anadarko Petroleum Corporation	19,456,792

375,694	Chevron Corporation	39,353,947

276,919	Exxon Mobil Corporation	23,072,891

165,757	Occidental Petroleum Corporation	12,085,343

87,959	Pioneer Natural Resources Company	15,746,420

580,848	Williams Companies, Inc.	16,960,762
	Total Oil, Gas & Consumable Fuels	126,676,155

	Personal Products – 1.1%

282,780	Unilever NV, (2)	11,825,860

	Pharmaceuticals – 6.1%

164,766	GlaxoSmithKline PLC	6,592,288

175,192	Johnson & Johnson	20,320,520

1,147,407	Pfizer Inc.	36,384,276
	Total Pharmaceuticals	63,297,084

	Real Estate Investment Trusts – 4.9%

188,622	Crown Castle International Corporation	17,162,716

299,456	Lamar Advertising Company	19,000,483

648,965	Starwood Property Trust Inc.	14,432,982
	Total Real Estate Investment Trusts	50,596,181

	Road & Rail – 1.5%

513,796	CSX Corporation	15,675,916

	Semiconductors & Semiconductor Equipment – 4.2%

273,602	Maxim Integrated Products, Inc.	10,842,847

300,319	QUALCOMM, Inc.	20,637,922

244,911	Xilinx, Inc.	12,458,623
	Total Semiconductors & Semiconductor Equipment	43,939,392

	Software – 3.2%

343,546	CA Technologies	10,560,604

372,982	Microsoft Corporation	22,349,081
	Total Software	32,909,685

	Specialty Retail – 0.9%

240,103	Best Buy Co., Inc.	9,342,408

30	NUVEEN

Shares	Description (1)	Value

	Technology Hardware, Storage & Peripherals – 3.9%

130,708	Apple, Inc.	$14,840,586

685,798	Hewlett Packard Enterprise Co	15,409,881

176,404	Western Digital Corporation	10,309,050
	Total Technology Hardware, Storage & Peripherals	40,559,517

	Tobacco – 2.1%

334,662	Altria Group, Inc.	22,127,851
	Total Long-Term Investments (cost $808,883,501)	1,041,813,268

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.0%

	Money Market Funds – 0.0%

57,713	First American Government Obligations Fund, Class X, 0.283%, (3), (4)	$57,713
	Total Investments Purchased with Collateral from Securities Lending (cost $57,713)	57,713

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.2%

	Money Market Funds – 0.2%

1,685,761	First American Treasury Obligations Fund, Class Z, 0.222%, (3)	$1,685,761
	Total Short-Term Investments (cost $1,685,761)	1,685,761
	Total Investments (cost $810,626,975) – 100.4%	1,043,556,742
	Other Assets Less Liabilities – (0.4)%	(3,689,017)
	Net Assets – 100%	$1,039,867,725

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $56,457.

(3)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

NUVEEN	31

Nuveen Mid Cap Value Fund

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.9%

	COMMON STOCKS – 99.9%

	Aerospace & Defense – 1.5%

11,137	L-3 Communications Holdings, Inc.	$1,525,101

	Airlines – 0.6%

8,585	Alaska Air Group, Inc.	620,009

	Banks – 6.8%

43,373	CIT Group Inc.	1,575,741

33,596	East West Bancorp Inc.	1,327,378

159,145	Huntington BancShares Inc.	1,686,937

58,797	Western Alliance Bancorporation, (2)	2,196,656
	Total Banks	6,786,712

	Building Products – 1.2%

24,968	Owens Corning	1,217,939

	Capital Markets – 7.2%

72,682	E*Trade Group Inc., (2)	2,046,725

40,045	Invesco LTD	1,124,864

27,587	NASDAQ Stock Market, Inc.	1,764,740

36,799	Raymond James Financial Inc.	2,212,356
	Total Capital Markets	7,148,685

	Chemicals – 2.8%

17,915	Celanese Corporation, Series A	1,306,362

20,601	Eastman Chemical Company	1,481,418
	Total Chemicals	2,787,780

	Consumer Finance – 2.3%

26,486	Discover Financial Services	1,491,956

106,332	SLM Corporation	749,641
	Total Consumer Finance	2,241,597

	Containers & Packaging – 3.0%

78,770	Graphic Packaging Holding Company	984,625

10,872	International Paper Company	489,566

32,543	WestRock Company	1,503,161
	Total Containers & Packaging	2,977,352

	Diversified Telecommunication Services – 1.1%

281,238	Frontier Communications Corporation, (3)	1,130,577

32	NUVEEN

Shares	Description (1)	Value

	Electric Utilities – 4.6%

50,300	Alliant Energy Corporation	$1,913,915

35,669	Edison International	2,620,959
	Total Electric Utilities	4,534,874

	Electrical Equipment – 1.1%

10,789	Hubbell Inc.	1,127,666

	Electronic Equipment, Instruments & Components – 0.8%

12,316	Arrow Electronics, Inc., (2)	752,754

	Energy Equipment & Services – 1.8%

80,476	Nabors Industries Inc.	957,664

59,580	Superior Energy Services, Inc.	843,653
	Total Energy Equipment & Services	1,801,317

	Equity Real Estate Investment Trusts – 8.9%

98,826	Developers Diversified Realty Corporation	1,511,050

19,540	Digital Realty Trust Inc.	1,825,622

17,790	Entertainment Properties Trust	1,293,689

18,183	Life Storage, Inc.	1,466,459

21,660	Post Properties, Inc.	1,425,011

13,869	SL Green Realty Corporation	1,362,213
	Total Equity Real Estate Investment Trusts	8,884,044

	Food Products – 1.5%

29,736	Pinnacle Foods Inc.	1,529,025

	Health Care Equipment & Supplies – 4.2%

43,910	Boston Scientific Corporation, (2)	966,020

30,636	Hill Rom Holdings Inc.	1,697,541

14,393	Zimmer Biomet Holdings, Inc.	1,517,022
	Total Health Care Equipment & Supplies	4,180,583

	Health Care Providers & Services – 2.3%

17,861	Centene Corporation, (2)	1,115,955

9,451	CIGNA Corporation	1,123,062
	Total Health Care Providers & Services	2,239,017

	Hotels, Restaurants & Leisure – 3.1%

76,196	MGM Resorts International Inc., (2)	1,994,049

14,811	Royal Caribbean Cruises Limited	1,138,522
	Total Hotels, Restaurants & Leisure	3,132,571

	Household Durables – 3.6%

34,716	D.R. Horton, Inc.	1,000,862

8,993	Mohawk Industries Inc., (2)	1,657,410

6,300	Whirlpool Corporation	943,866
	Total Household Durables	3,602,138

NUVEEN	33

Nuveen Mid Cap Value Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Insurance – 3.1%

99,412	Old Republic International Corporation	$1,676,086

40,099	Unum Group	1,419,505
	Total Insurance	3,095,591

	IT Services – 1.5%

20,072	Fidelity National Information Services	1,483,722

	Leisure Products – 1.7%

19,908	Hasbro, Inc.	1,660,526

	Life Sciences Tools & Services – 0.7%

16,671	Agilent Technologies, Inc.	726,355

	Machinery – 5.6%

17,903	Dover Corporation	1,197,532

26,090	Ingersoll Rand Company Limited, Class A	1,755,596

12,539	Parker Hannifin Corporation	1,539,162

9,549	Stanley Black & Decker Inc.	1,087,058
	Total Machinery	5,579,348

	Mortgage Real Estate Investment Trusts – 3.2%

141,198	MFA Mortgage Investments, Inc.	1,032,157

94,800	Starwood Property Trust Inc.	2,108,352
	Total Mortgage Real Estate Investment Trusts	3,140,509

	Multi-Utilities – 5.0%

23,889	DTE Energy Company	2,293,583

73,355	NiSource Inc.	1,706,237

16,751	WEC Energy Group, Inc.	1,000,370
	Total Multi-Utilities	5,000,190

	Oil, Gas & Consumable Fuels – 7.0%

16,274	Cimarex Energy Company	2,101,462

17,744	Hess Corporation	851,180

47,365	Marathon Oil Corporation	624,271

23,601	Newfield Exploration Company, (2)	957,965

13,697	Pioneer Natural Resources Company	2,452,037
	Total Oil, Gas & Consumable Fuels	6,986,915

	Pharmaceuticals – 1.2%

35,854	Medicines Company, (2)	1,181,389

	Real Estate Management & Development – 1.3%

13,275	Jones Lang LaSalle Inc.	1,285,684

	Semiconductors & Semiconductor Equipment – 2.5%

11,467	Lam Research Corporation	1,110,694

80,321	Micron Technology, Inc., (2)	1,378,308
	Total Semiconductors & Semiconductor Equipment	2,489,002

34	NUVEEN

Shares	Description (1)	Value

	Software – 4.9%

26,704	Activision Blizzard Inc.	$1,152,812

50,146	CA Technologies	1,541,488

10,573	Electronic Arts Inc., (2)	830,192

19,700	Nice Systems Limited	1,309,459
	Total Software	4,833,951

	Specialty Retail – 3.1%

40,854	Best Buy Co., Inc.	1,589,629

22,497	Foot Locker, Inc.	1,502,125
	Total Specialty Retail	3,091,754

	Thrifts & Mortgage Finance – 0.7%

38,610	BofI Holdings, Inc., (2), (3)	719,304
	Total Long-Term Investments (cost $93,235,838)	99,493,981

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.6%

	Money Market Funds – 1.6%

1,637,763	First American Government Obligations Fund, Class X, 0.283%, (4), (5)	$1,637,763
	Total Investments Purchased with Collateral from Securities Lending (cost $1,637,763)	1,637,763

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.3%

	Money Market Funds – 0.3%

256,843	First American Treasury Obligations Fund, Class Z, 0.222%, (4)	$256,843
	Total Short-Term Investments (cost $256,843)	256,843
	Total Investments (cost $95,130,444) – 101.8%	101,388,587
	Other Assets Less Liabilities – (1.8)%	(1,791,596)
	Net Assets – 100%	$99,596,991

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $1,583,329.

(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

NUVEEN	35

Nuveen Small Cap Value Fund

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.1%

	COMMON STOCKS – 98.1%

	Aerospace & Defense – 1.3%

196,139	BWX Technologies, Inc.	$7,692,572

	Auto Components – 1.2%

461,208	Dana Holding Corporation	7,139,500

	Banks – 17.0%

259,908	Bank of the Ozarks, Inc.	9,606,200

245,141	Banner Corporation	11,065,665

158,050	Berkshire Hills Bancorp, Inc.	4,670,378

389,983	Customers Bancorp Inc., (2)	10,556,840

207,343	First Busey Corporation	4,791,697

257,543	Heartland Financial USA, Inc.	9,644,985

244,213	Preferred Bank Los Angeles	9,260,557

314,467	Renasant Corporation	10,610,117

662,181	Sterling Bancorp.	11,919,258

281,136	Webster Financial Corporation	11,357,894

281,738	Western Alliance Bancorporation, (2)	10,525,732
	Total Banks	104,009,323

	Capital Markets – 1.8%

174,711	Evercore Partners Inc.	9,390,716

266,918	Manning & Napier Inc.	1,841,734
	Total Capital Markets	11,232,450

	Chemicals – 3.4%

190,766	Kraton Performance Polymers Inc., (2)	4,889,333

162,727	Minerals Technologies Inc.	10,935,254

248,592	Orion Engineered Carbons SA	4,661,100
	Total Chemicals	20,485,687

	Commercial Services & Supplies – 2.6%

35,483	G&K Services, Inc.	3,360,240

304,094	Quad Graphics Inc.	7,225,273

203,604	SP Plus Corporation, (2)	5,130,821
	Total Commercial Services & Supplies	15,716,334

	Communications Equipment – 4.7%

154,485	Finisar Corporation, (2)	4,229,799

125,334	Netgear, Inc., (2)	6,329,367

36	NUVEEN

Shares	Description (1)	Value

	Communications Equipment (continued)

247,074	Plantronics Inc.	$12,776,195

407,745	Radware, Limited, (2)	5,508,635
	Total Communications Equipment	28,843,996

	Construction & Engineering – 3.2%

174,773	Emcor Group Inc.	10,566,776

473,214	Tutor Perini Corporation, (2)	9,014,727
	Total Construction & Engineering	19,581,503

	Diversified Telecommunication Services – 0.7%

636,192	Vonage Holdings Corporation, (2)	4,364,277

	Electric Utilities – 2.9%

196,573	El Paso Electric Company	9,081,673

267,234	PNM Resources Inc.	8,778,637
	Total Electric Utilities	17,860,310

	Electrical Equipment – 2.3%

522,578	Babcock & Wilcox Enterprises, Inc., (2)	8,225,378

98,992	Regal-Beloit Corporation	5,850,427
	Total Electrical Equipment	14,075,805

	Electronic Equipment, Instruments & Components – 1.7%

723,594	Vishay Intertechnology Inc., (3)	10,202,675

	Energy Equipment & Services – 1.0%

185,740	Matrix Service Company, (2)	3,287,598

190,400	Superior Energy Services, Inc.	2,696,064
	Total Energy Equipment & Services	5,983,662

	Equity Real Estate Investment Trusts – 8.6%

509,494	Brandywine Realty Trust	7,897,157

79,603	Entertainment Properties Trust	5,788,730

299,096	Kite Realty Group Trust	7,456,463

58,173	Life Storage, Inc.	4,691,652

761,809	Monogram Residential Trust, Inc.	8,029,467

435,429	STAG Industrial Inc.	10,045,347

672,070	Summit Hotel Properties Inc.	8,730,189
	Total Equity Real Estate Investment Trusts	52,639,005

	Food & Staples Retailing – 0.7%

149,199	SpartanNash Co	4,177,572

	Food Products – 0.5%

35,667	Treehouse Foods Inc., (2), (3)	3,120,149

	Gas Utilities – 1.1%

110,771	Spire, Inc.	6,956,419

NUVEEN	37

Nuveen Small Cap Value Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 1.4%

143,988	Halyard Health Inc., (2)	$4,658,012

178,495	Nxstage Medical, Inc., (2)	4,058,976
	Total Health Care Equipment & Supplies	8,716,988

	Health Care Providers & Services – 4.4%

178,195	AMN Healthcare Services Inc., (2)	5,844,796

420,078	Civitas Solutions Inc., (2)	7,183,334

104,522	Landauer Inc.	4,546,707

389,576	Pharmerica Corporation, (2)	9,271,909
	Total Health Care Providers & Services	26,846,746

	Hotels, Restaurants & Leisure – 1.2%

51,020	CBRL Group Inc., (3)	7,040,760

	Household Durables – 2.3%

190,562	CalAtlantic Group Inc.	6,158,964

324,455	La Z Boy Inc.	7,592,247
	Total Household Durables	13,751,211

	Insurance – 6.5%

399,612	American Equity Investment Life Holding Company	7,165,043

136,160	Amerisafe, Inc.	7,570,496

136,902	Argo Group International Holdings Inc.	7,611,751

644,290	CNO Financial Group Inc.	9,715,893

210,864	Horace Mann Educators Corporation	7,580,561
	Total Insurance	39,643,744

	IT Services – 2.3%

512,412	NeuStar, Inc., (2), (3)	11,503,649

145,139	Perficient, Inc., (2)	2,701,037
	Total IT Services	14,204,686

	Leisure Products – 0.9%

124,974	Brunswick Corporation	5,436,369

	Machinery – 3.0%

278,207	Altra Industrial Motion, Inc.	8,207,106

571,606	NN, Incorporated	10,088,846
	Total Machinery	18,295,952

	Media – 1.2%

165,686	Meredith Corporation	7,513,860

	Metals & Mining – 1.5%

591,497	Commercial Metals Company	9,292,418

	Mortgage Real Estate Investment Trusts – 1.2%

986,209	MFA Mortgage Investments, Inc.	7,209,188

38	NUVEEN

Shares	Description (1)	Value

	Oil, Gas, & Consumable Fuels – 3.9%

536,338	Callon Petroleum Company, (2)	$6,967,031

139,974	PDC Energy Inc., (2)	8,584,605

1,190,560	Scorpio Tankers Inc.	4,559,845

369,133	WPX Energy Inc., (2)	4,008,784
	Total Oil, Gas, & Consumable Fuels	24,120,265

	Professional Services – 0.8%

238,759	Korn Ferry International	4,868,296

	Semiconductors & Semiconductor Equipment – 2.7%

844,081	Cypress Semiconductor Corporation	8,415,488

160,157	MKS Instruments Inc.	8,079,921
	Total Semiconductors & Semiconductor Equipment	16,495,409

	Software – 2.3%

226,205	Mentor Graphics Corporation	6,537,325

202,691	Synchronoss Technologies, Inc., (2)	7,440,787
	Total Software	13,978,112

	Specialty Retail – 2.7%

73,735	Childrens Place Retail Stores Inc.	5,600,173

420,659	Express Inc., (2)	5,056,321

468,581	Kirkland’s, Inc., (2)	5,721,374
	Total Specialty Retail	16,377,868

	Textiles Apparel & Luxury Goods – 0.8%

165,357	Culp Inc.	4,629,996

	Thrifts & Mortgage Finance – 2.8%

696,621	Radian Group Inc.	9,467,079

213,625	WSFS Financial Corporation	7,487,556
	Total Thrifts & Mortgage Finance	16,954,635

	Water Utilities – 1.5%

286,389	California Water Service Group	8,878,059
	Total Long-Term Investments (cost $574,110,132)	598,335,801

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 3.2%

	Money Market Funds – 3.2%

19,618,596	First American Treasury Obligations Fund, Class X, 0.283%, (4), (5)	$19,618,596
	Total Investments Purchased with Collateral from Securities Lending (cost $19,618,596)	19,618,596

NUVEEN	39

Nuveen Small Cap Value Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 4.0%

	Money Market Funds – 4.0%

24,503,340	First American Treasury Obligations Fund, Class Z, 0.222%, (4)	$24,503,340
	Total Short-Term Investments (cost $24,503,340)	24,503,340
	Total Investments (cost $618,232,068) – 105.3%	642,457,737
	Other Assets Less Liabilities – (5.3)%	(32,308,481)
	Net Assets – 100%	$610,149,256

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $19,037,736.

(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

40	NUVEEN

Statement of

Assets and Liabilities	October 31, 2016

	Dividend Value	Mid Cap Value	Small Cap Value
Assets
Long-term investments, at value (cost $808,883,501, $93,235,838 and $574,110,132, respectively)	$1,041,813,268	$99,493,981	$598,335,801
Investments purchased with collateral from securities lending, at value (cost approximates value)	57,713	1,637,763	19,618,596
Short-term investments, at value (cost approximates value)	1,685,761	256,843	24,503,340
Receivable for:
Dividends	969,477	68,408	230,896
Due from broker	413	526	5,143
Interest	723	104	3,120
Investments sold	—	—	124,104
Reclaims	20,573	—	—
Shares sold	409,591	35,184	8,225,393
Other assets	99,023	35,812	64,457
Total assets	1,045,056,542	101,528,621	651,110,850
Liabilities
Payable for:
Collateral from securities lending program	57,713	1,637,763	19,618,596
Investments purchased	—	—	20,129,387
Shares redeemed	3,950,793	149,815	530,319
Accrued expenses:
Management fees	603,767	59,359	355,215
Directors fees	67,894	7,023	5,106
12b-1 distribution and service fees	106,591	15,489	67,972
Shareholder servicing agent fees	288,362	35,441	176,469
Other	113,697	26,740	78,530
Total liabilities	5,188,817	1,931,630	40,961,594
Net assets	$1,039,867,725	$99,596,991	$610,149,256
Class A Shares
Net assets	$259,457,406	$34,230,395	$167,840,044
Shares outstanding	17,162,645	971,598	8,001,102
Net asset value (“NAV”) per share	$15.12	$35.23	$20.98
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$16.04	$37.38	$22.26
Class C Shares
Net assets	$43,097,098	$6,529,171	$26,815,495
Shares outstanding	2,891,922	194,896	1,496,576
NAV and offering price per share	$14.90	$33.50	$17.92
Class R3 Shares
Net assets	$31,758,181	$5,205,940	$26,509,988
Shares outstanding	2,105,865	149,007	1,292,284
NAV and offering price per share	$15.08	$34.94	$20.51
Class R6 Shares
Net assets	$50,588,195	—	$19,967,271
Shares outstanding	3,301,599	—	919,639
NAV and offering price per share	$15.32	—	$21.71
Class I Shares
Net assets	$654,966,845	$53,631,485	$369,016,458
Shares outstanding	42,891,442	1,516,709	17,003,694
NAV and offering price per share	$15.27	$35.36	$21.70
Net assets consist of:
Capital paid-in	$665,034,497	$89,557,885	$566,335,203
Undistributed (Over-distribution of) net investment income	70,623	972,053	2,646,457
Accumulated net realized gain (loss)	141,832,838	2,808,910	16,941,927
Net unrealized appreciation (depreciation)	232,929,767	6,258,143	24,225,669
Net assets	$1,039,867,725	$99,596,991	$610,149,256
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

See accompanying notes to financial statements.

NUVEEN	41

Statement of

Operations	Year Ended October 31, 2016

	Dividend Value	Mid Cap Value	Small Cap Value
Investment Income
Dividend and interest income (net of foreign tax withheld of $122,566, $2,109 and $20,695, respectively)	$32,799,126	$2,205,326	$6,579,805
Securities lending income, net	235,251	41,385	185,043
Total investment income	33,034,377	2,246,711	6,764,848
Expenses
Management fees	8,553,014	919,407	2,846,516
12b-1 service fees – Class A Shares	690,795	86,873	241,640
12b-1 distribution and service fees – Class C Shares	466,982	68,135	151,284
12b-1 distribution and service fees – Class R3 Shares	166,176	28,446	89,975
Shareholder servicing agent fees	1,299,960	155,039	591,243
Custodian fees	117,100	15,991	36,709
Directors fees	32,563	3,045	9,493
Professional fees	108,181	30,918	41,778
Shareholder reporting expenses	87,483	21,413	69,499
Federal and state registration fees	86,397	55,545	99,459
Other	15,364	4,237	6,305
Total expenses before fee waiver/expense reimbursement	11,624,015	1,389,049	4,183,901
Fee waiver/expense reimbursement	—	(137,439)	(123,754)
Net expenses	11,624,015	1,251,610	4,060,147
Net investment income (loss)	21,410,362	995,101	2,704,701
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	162,436,627	3,430,012	18,233,821
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(129,987,502)	(1,529,551)	5,372,607
Net realized and unrealized gain (loss)	32,449,125	1,900,461	23,606,428
Net increase (decrease) in net assets from operations	$53,859,487	$2,895,562	$26,311,129

See accompanying notes to financial statements.

42	NUVEEN

Statement of

Changes in Net Assets

	Dividend Value
	Year Ended 10/31/16	Year Ended 10/31/15
Operations
Net investment income (loss)	$21,410,362	$29,625,558
Net realized gain (loss) from investments and foreign currency	162,436,627	113,532,620
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(129,987,502)	(154,434,094)
Net increase (decrease) in net assets from operations	53,859,487	(11,275,916)
Distributions to Shareholders
From net investment income:
Class A Shares	(5,715,430)	(7,171,529)
Class C Shares	(612,225)	(795,215)
Class R3 Shares	(624,815)	(845,243)
Class R6 Shares	(1,227,231)	(1,370,813)
Class I Shares	(17,539,508)	(24,645,360)
From accumulated net realized gains:
Class A Shares	(21,268,193)	(23,911,932)
Class C Shares	(3,676,882)	(4,268,650)
Class R3 Shares	(2,990,313)	(3,107,058)
Class R6 Shares	(4,000,310)	(3,832,324)
Class I Shares	(61,767,745)	(74,744,699)
Decrease in net assets from distributions to shareholders	(119,422,652)	(144,692,823)
Fund Share Transactions
Proceeds from sale of shares	119,078,342	176,433,011
Proceeds from shares issued to shareholders due to reinvestment of distributions	83,621,803	97,550,897
	202,700,145	273,983,908
Cost of shares redeemed	(490,421,841)	(451,688,334)
Net increase (decrease) in net assets from Fund share transactions	(287,721,696)	(177,704,426)
Net increase (decrease) in net assets	(353,284,861)	(333,673,165)
Net assets at the beginning of period	1,393,152,586	1,726,825,751
Net assets at the end of period	$1,039,867,725	$1,393,152,586
Undistributed (Over-distribution of) net investment income at the end of period	$70,623	$4,748,083

See accompanying notes to financial statements.

NUVEEN	43

Statement of Changes in Net Assets (continued)

	Mid Cap Value		Small Cap Value
	Year Ended 10/31/16	Year Ended 10/31/15	Year Ended 10/31/16	Year Ended 10/31/15
Operations
Net investment income (loss)	$995,101	$476,452	$2,704,701	$572,818
Net realized gain (loss) from investments and foreign currency	3,430,012	10,210,863	18,233,821	10,440,246
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(1,529,551)	(9,200,460)	5,372,607	(433,839)
Net increase (decrease) in net assets from operations	2,895,562	1,486,855	26,311,129	10,579,225
Distributions to Shareholders
From net investment income:
Class A Shares	(97,894)	(332,351)	(28,208)	(170,384)
Class C Shares	—	(9,811)	—	—
Class R3 Shares	(822)	(50,129)	—	(16,250)
Class R6 Shares[1]	—	—	—	—
Class I Shares	(341,526)	(797,785)	(375,766)	(438,364)
From accumulated net realized gains:
Class A Shares	(1,108,462)	—	(862,983)	—
Class C Shares	(233,340)	—	(124,053)	—
Class R3 Shares	(188,365)	—	(232,444)	—
Class R6 Shares[1]	—	—	(1,795)	—
Class I Shares	(2,009,699)	—	(1,680,323)	—
Decrease in net assets from distributions to shareholders	(3,980,108)	(1,190,076)	(3,305,572)	(624,998)
Fund Share Transactions
Proceeds from sale of shares	7,781,027	8,431,067	557,945,540	46,357,629
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,825,124	644,548	2,834,177	549,545
	10,606,151	9,075,615	560,779,717	46,907,174
Cost of shares redeemed	(28,457,575)	(23,144,338)	(132,358,905)	(28,935,630)
Net increase (decrease) in net assets from Fund share transactions	(17,851,424)	(14,068,723)	428,420,812	17,971,544
Net increase (decrease) in net assets	(18,935,970)	(13,771,944)	451,426,369	27,925,771
Net assets at the beginning of period	118,532,961	132,304,905	158,722,887	130,797,116
Net assets at the end of period	$99,596,991	$118,532,961	$610,149,256	$158,722,887
Undistributed (Over-distribution of) net investment income at the end of period	$972,053	$417,252	$2,646,457	$345,424

1	Class R6 Shares for Small Cap Value were established on June 30, 2016.

See accompanying notes to financial statements.

44	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

NUVEEN	45

Financial

Highlights

Dividend Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/92)
2016	$15.81	$0.25	$0.48	$0.73	$(0.30)	$(1.12)	$(1.42)	$15.12
2015	17.44	0.28	(0.44)	(0.16)	(0.34)	(1.13)	(1.47)	15.81
2014	17.79	0.37	1.36	1.73	(0.38)	(1.70)	(2.08)	17.44
2013	14.60	0.30	3.59	3.89	(0.30)	(0.40)	(0.70)	17.79
2012	13.05	0.27	1.59	1.86	(0.31)	—	(0.31)	14.60
Class C (2/99)
2016	15.60	0.14	0.47	0.61	(0.19)	(1.12)	(1.31)	14.90
2015	17.23	0.16	(0.44)	(0.28)	(0.22)	(1.13)	(1.35)	15.60
2014	17.59	0.24	1.34	1.58	(0.24)	(1.70)	(1.94)	17.23
2013	14.42	0.18	3.57	3.75	(0.18)	(0.40)	(0.58)	17.59
2012	12.92	0.17	1.54	1.71	(0.21)	—	(0.21)	14.42
Class R3 (9/01)
2016	15.77	0.22	0.47	0.69	(0.26)	(1.12)	(1.38)	15.08
2015	17.41	0.24	(0.45)	(0.21)	(0.30)	(1.13)	(1.43)	15.77
2014	17.75	0.33	1.36	1.69	(0.33)	(1.70)	(2.03)	17.41
2013	14.58	0.26	3.57	3.83	(0.26)	(0.40)	(0.66)	17.75
2012	13.03	0.24	1.59	1.83	(0.28)	—	(0.28)	14.58
Class R6 (2/13)
2016	15.99	0.30	0.49	0.79	(0.34)	(1.12)	(1.46)	15.32
2015	17.62	0.34	(0.45)	(0.11)	(0.39)	(1.13)	(1.52)	15.99
2014	17.93	0.43	1.38	1.81	(0.42)	(1.70)	(2.12)	17.62
2013(d)	15.36	0.22	2.60	2.82	(0.25)	—	(0.25)	17.93
Class I (8/94)
2016	15.95	0.29	0.49	0.78	(0.34)	(1.12)	(1.46)	15.27
2015	17.60	0.33	(0.46)	(0.13)	(0.39)	(1.13)	(1.52)	15.95
2014	17.93	0.42	1.37	1.79	(0.42)	(1.70)	(2.12)	17.60
2013	14.72	0.35	3.61	3.96	(0.35)	(0.40)	(0.75)	17.93
2012	13.16	0.31	1.60	1.91	(0.35)	—	(0.35)	14.72

46	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

5.33%	$259,457	1.14%		1.69%		1.14%		1.69%		67%
(0.87)	310,055	1.15		1.72		1.15		1.72		53
10.78	371,703	1.15		2.19		1.15		2.19		27
27.72	384,226	1.13		1.88		1.12		1.89		44
14.31	273,317	1.16		1.95		1.16		1.95		24

4.46	43,097	1.89		0.94		1.89		0.94		67
(1.59)	53,507	1.90		0.98		1.90		0.98		53
10.01	65,366	1.90		1.43		1.90		1.43		27
26.95	59,753	1.88		1.09		1.87		1.10		44
13.29	29,234	1.91		1.21		1.91		1.21		24

5.01	31,758	1.39		1.49		1.39		1.49		67
(1.12)	42,618	1.40		1.45		1.40		1.45		53
10.59	48,476	1.40		1.92		1.40		1.92		27
27.30	38,589	1.38		1.61		1.37		1.62		44
14.13	21,649	1.41		1.70		1.41		1.70		24

5.63	50,588	0.79		2.04		0.79		2.04		67
(0.51)	56,123	0.81		2.03		0.81		2.03		53
11.23	62,309	0.81		2.52		0.81		2.52		27
18.52	67,620	0.80	*	1.98	*	0.80	*	1.98	*	44

5.56	654,967	0.89		1.95		0.89		1.95		67
(0.64)	930,850	0.90		1.99		0.90		1.99		53
11.11	1,178,972	0.90		2.42		0.90		2.42		27
27.96	1,151,408	0.88		2.16		0.87		2.16		44
14.65	1,072,335	0.91		2.23		0.91		2.23		24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	47

Financial Highlights (continued)

Mid Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/87)
2016	$35.39	$0.30	$0.72	$1.02	$(0.09)	$(1.09)	$(1.18)	$35.23
2015	35.37	0.10	0.22	0.32	(0.30)	—	(0.30)	35.39
2014	31.00	0.23	4.30	4.53	(0.16)	—	(0.16)	35.37
2013	23.22	0.12	7.91	8.03	(0.25)	—	(0.25)	31.00
2012	21.83	0.18	1.35	1.53	(0.14)	—	(0.14)	23.22
Class C (2/99)
2016	33.86	0.04	0.69	0.73	—	(1.09)	(1.09)	33.50
2015	33.86	(0.16)	0.20	0.04	(0.04)	—	(0.04)	33.86
2014	29.76	(0.02)	4.12	4.10	—	—	—	33.86
2013	22.29	(0.08)	7.62	7.54	(0.07)	—	(0.07)	29.76
2012	20.99	0.01	1.29	1.30	—	—	—	22.29
Class R3 (9/01)
2016	35.17	0.21	0.65	0.86	—	(1.09)	(1.09)	34.94
2015	35.15	0.02	0.21	0.23	(0.21)	—	(0.21)	35.17
2014	30.82	0.15	4.27	4.42	(0.09)	—	(0.09)	35.15
2013	23.08	0.06	7.87	7.93	(0.19)	—	(0.19)	30.82
2012	21.70	0.12	1.33	1.45	(0.07)	—	(0.07)	23.08
Class I (2/94)
2016	35.52	0.38	0.73	1.11	(0.18)	(1.09)	(1.27)	35.36
2015	35.50	0.20	0.20	0.40	(0.38)	—	(0.38)	35.52
2014	31.10	0.32	4.31	4.63	(0.23)	—	(0.23)	35.50
2013	23.29	0.19	7.93	8.12	(0.31)	—	(0.31)	31.10
2012	21.99	0.24	1.33	1.57	(0.27)	—	(0.27)	23.29

48	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.12%	$34,230	1.39%	0.73%	1.26%	0.86%	44%
0.89	36,378	1.41	0.20	1.32	0.29	111
14.65	39,858	1.42	0.61	1.34	0.69	127
34.93	35,719	1.39	0.40	1.33	0.45	118
7.03	35,633	1.49	0.58	1.28	0.79	140

2.32	6,529	2.14	(0.02)	2.01	0.11	44
0.15	7,379	2.16	(0.55)	2.07	(0.46)	111
13.78	8,066	2.17	(0.14)	2.09	(0.06)	127
33.94	8,042	2.14	(0.35)	2.08	(0.29)	118
6.19	7,855	2.24	(0.17)	2.02	0.05	140

2.86	5,206	1.64	0.48	1.51	0.61	44
0.65	6,942	1.66	(0.04)	1.57	0.05	111
14.35	8,401	1.67	0.37	1.59	0.46	127
34.63	8,401	1.64	0.16	1.58	0.22	118
6.70	9,576	1.74	0.31	1.53	0.52	140

3.38	53,631	1.14	0.98	1.01	1.11	44
1.12	67,834	1.16	0.46	1.07	0.55	111
14.95	75,981	1.17	0.86	1.09	0.94	127
35.29	90,212	1.13	0.66	1.08	0.71	118
7.23	106,276	1.24	0.82	1.03	1.03	140

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	49

Financial Highlights (continued)

Small Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/94)
2016	$19.95	$0.14	$1.20	$1.34	$(0.01)	$(0.30)	$(0.31)	$20.98
2015	18.55	0.07	1.40	1.47	(0.07)	—	(0.07)	19.95
2014	16.98	0.05	1.58	1.63	(0.06)	—	(0.06)	18.55
2013	12.63	0.06	4.34	4.40	(0.05)	—	(0.05)	16.98
2012	11.30	0.05	1.28	1.33	—	—	—	12.63
Class C (2/99)
2016	17.20	(0.01)	1.03	1.02	—	(0.30)	(0.30)	17.92
2015	16.06	(0.07)	1.21	1.14	—	—	—	17.20
2014	14.76	(0.07)	1.37	1.30	—	—	—	16.06
2013	11.02	(0.05)	3.79	3.74	—	—	—	14.76
2012	9.93	(0.04)	1.13	1.09	—	—	—	11.02
Class R3 (9/01)
2016	19.56	0.09	1.16	1.25	—	(0.30)	(0.30)	20.51
2015	18.19	0.02	1.38	1.40	(0.03)	—	(0.03)	19.56
2014	16.65	0.01	1.55	1.56	(0.02)	—	(0.02)	18.19
2013	12.39	0.01	4.27	4.28	(0.02)	—	(0.02)	16.65
2012	11.11	0.02	1.26	1.28	—	—	—	12.39
Class R6 (6/16)
2016(d)	21.08	0.07	0.56	0.63	—	— *	—	21.71
Class I (8/94)
2016	20.63	0.19	1.24	1.43	(0.06)	(0.30)	(0.36)	21.70
2015	19.18	0.12	1.45	1.57	(0.12)	—	(0.12)	20.63
2014	17.55	0.10	1.63	1.73	(0.10)	—	(0.10)	19.18
2013	13.06	0.10	4.48	4.58	(0.09)	—	(0.09)	17.55
2012	11.65	0.08	1.33	1.41	—	—	—	13.06

50	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

6.85%	$167,840	1.34%		0.65%	1.30%		0.68%	40%
7.95	48,656	1.40		0.32	1.39		0.34	49
9.61	44,739	1.47		0.25	1.43		0.28	55
34.98	45,225	1.47		0.37	1.46		0.38	56
11.77	32,208	1.58		0.26	1.46		0.39	46

6.08	26,815	2.09		(0.11)	2.05		(0.08)	40
7.10	4,507	2.15		(0.44)	2.14		(0.42)	49
8.81	3,008	2.21		(0.51)	2.18		(0.48)	55
33.94	3,297	2.22		(0.43)	2.20		(0.42)	56
10.98	1,367	2.34		(0.47)	2.21		(0.34)	46

6.58	26,510	1.59		0.43	1.56		0.46	40
7.62	14,516	1.65		0.07	1.64		0.09	49
9.38	11,530	1.72		0.01	1.68		0.04	55
34.59	8,549	1.72		0.06	1.71		0.07	56
11.52	2,653	1.83		0.01	1.71		0.14	46

3.00	19,967	0.89	**	0.85 **	0.83	**	0.91 **	40

7.09	369,016	1.09		0.90	1.05		0.93	40
8.22	91,044	1.15		0.58	1.14		0.59	49
9.89	71,521	1.22		0.51	1.18		0.54	55
35.34	48,281	1.22		0.64	1.21		0.65	56
12.02	41,444	1.34		0.53	1.21		0.66	46

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period June 30, 2016 (commencement of operations) through October 31, 2016.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Round to less than $(0.01).
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	51

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Dividend Value Fund (“Dividend Value”), Nuveen Mid Cap Value Fund (“Mid Cap Value”) and Nuveen Small Cap Value Fund (“Small Cap Value”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Funds is October 31, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objectives

Dividend Value’s investment objective is long-term growth of capital and income while Mid Cap Value’s and Small Cap Value’s is capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually (except for Dividend Value, which are declared and distributed to shareholders quarterly). Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

52	NUVEEN

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) equal to 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

NUVEEN	53

Notes to Financial Statements (continued)

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing services (“pricing service”). As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Directors (the “Board”). These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Dividend Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,041,813,268	$—	$—	$1,041,813,268
Investments Purchased with Collateral from Securities Lending	57,713	—	—	57,713
Short-Term Investments:
Money Market Funds	1,685,761	—	—	1,685,761
Total	$1,043,556,742	$—	$—	$1,043,556,742

Mid Cap Value
Long-Term Investments*:
Common Stocks	$99,493,981	$—	$—	$99,493,981
Investments Purchased with Collateral from Securities Lending	1,637,763	—	—	1,637,763
Short-Term Investments:
Money Market Funds	256,843	—	—	256,843
Total	$101,388,587	$—	$—	$101,388,587

Small Cap Value
Long-Term Investments*:
Common Stocks	$598,335,801	$—	$—	$598,335,801
Investments Purchased with Collateral from Securities Lending	19,618,596	—	—	19,618,596
Short-Term Investments:
Money Market Funds	24,503,340	—	—	24,503,340
Total	$642,457,737	$—	$—	$642,457,737
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the

54	NUVEEN

Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency-gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Securities Lending

In order to generate additional income, the Funds may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Each Fund also has the ability to recall the securities on loan at any time.

Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the

NUVEEN	55

Notes to Financial Statements (continued)

collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under each Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

The Funds’ custodian, U.S. Bank National Association, serves as their securities lending agent. Each Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Fund, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.

The following table presents the securities out on loan for the Funds, and the collateral delivered related to those securities, as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Dividend Value	Common Stocks	$56,457	$(56,457)	$—
Mid Cap Value	Common Stocks	1,583,329	(1,583,329)	—
Small Cap Value	Common Stocks	19,037,736	(19,037,736)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

Securities lending fees paid by each Fund during the current fiscal period were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Securities lending fees paid	$21,748	$4,634	$25,780

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

56	NUVEEN

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 10/31/16		Year Ended 10/31/15
Dividend Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,572,170	$22,788,334	2,424,656	$39,498,173
Class C	289,723	4,143,968	309,435	5,036,236
Class R3	693,375	10,154,053	734,617	11,943,772
Class R6	128,155	1,947,541	315,607	5,276,030
Class I	5,566,055	80,044,446	6,957,058	114,678,800
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,707,600	24,563,216	1,810,421	28,853,242
Class C	257,721	3,645,391	265,889	4,176,547
Class R3	231,787	3,321,566	232,274	3,692,283
Class R6	335,499	4,890,404	293,862	4,731,582
Class I	3,247,650	47,201,226	3,487,027	56,097,243
	14,029,735	202,700,145	16,830,846	273,983,908
Shares redeemed:
Class A	(5,734,596)	(84,348,161)	(5,926,661)	(96,466,967)
Class C	(1,085,823)	(15,727,843)	(939,209)	(15,092,734)
Class R3	(1,521,725)	(21,265,869)	(1,049,386)	(17,076,854)
Class R6	(672,355)	(10,064,804)	(635,972)	(10,727,069)
Class I	(24,271,877)	(359,015,164)	(19,092,966)	(312,324,710)
	(33,286,376)	(490,421,841)	(27,644,194)	(451,688,334)
Net increase (decrease)	(19,256,641)	$(287,721,696)	(10,813,348)	$(177,704,426)

	Year Ended 10/31/16		Year Ended 10/31/15
Mid Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	88,646	$3,059,697	80,414	$2,851,498
Class C	14,254	466,345	13,059	447,157
Class R3	22,389	762,436	32,371	1,151,229
Class I	101,924	3,492,549	111,344	3,981,183
Shares issued to shareholders due to reinvestment of distributions:
Class A	36,041	1,194,339	9,129	328,561
Class C	6,925	218,837	261	9,039
Class R3	6,105	189,187	1,330	47,658
Class I	36,761	1,222,761	7,192	259,290
	313,045	10,606,151	255,100	9,075,615
Shares redeemed:
Class A	(180,926)	(6,252,400)	(188,525)	(6,729,568)
Class C	(44,182)	(1,437,273)	(33,626)	(1,156,437)
Class R3	(76,866)	(2,620,398)	(75,285)	(2,671,845)
Class I	(531,537)	(18,147,504)	(349,402)	(12,586,488)
	(833,511)	(28,457,575)	(646,838)	(23,144,338)
Net increase (decrease)	(520,466)	$(17,851,424)	(391,738)	$(14,068,723)

NUVEEN	57

Notes to Financial Statements (continued)

	Year Ended 10/31/16		Year Ended 10/31/15
Small Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,471,151	$150,782,821	463,591	$9,062,521
Class C	1,339,465	22,885,502	113,427	1,912,427
Class R3	904,344	17,949,703	318,020	6,035,655
Class R6[1]	7,991	176,784	—	—
Class R6[1] – exchanges	997,294	21,022,961	—	—
Class I	16,536,967	345,127,769	1,452,674	29,347,026
Shares issued to shareholders due to reinvestment of distributions:
Class A	45,734	876,042	8,762	167,348
Class C	6,655	109,586	—	—
Class R3	11,775	220,805	836	15,678
Class R6[1]	82	1,795	—	—
Class I	81,896	1,625,949	18,596	366,519
	27,403,354	560,779,717	2,375,906	46,907,174
Shares redeemed:
Class A	(1,954,548)	(38,629,027)	(445,277)	(8,535,603)
Class C	(111,496)	(1,869,261)	(38,815)	(646,389)
Class R3	(366,010)	(7,024,234)	(210,587)	(3,994,821)
Class R6[1]	(85,728)	(1,905,002)	—	—
Class I	(3,030,624)	(61,908,420)	(787,140)	(15,758,817)
Class I – exchanges	(997,294)	(21,022,961)	—	—
	(6,545,700)	(132,358,905)	(1,481,819)	(28,935,630)
Net increase (decrease)	20,857,654	$428,420,812	894,087	$17,971,544

[1]	Class R6 Shares were established on June 30, 2016.

5. Investment Transactions

Long-term purchases and sales (excluding investments purchased with collateral from securities lending) during the current fiscal period were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Purchases	$781,494,906	$46,690,734	$559,438,962
Sales	1,159,385,963	66,148,693	134,064,926

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

58	NUVEEN

As of October 31, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Cost of investments	$813,042,937	$95,180,464	$618,574,959
Gross unrealized:
Appreciation	$238,511,048	$10,394,738	$41,507,231
Depreciation	(7,997,243)	(4,186,615)	(17,624,453)
Net unrealized appreciation (depreciation) of investments	$230,513,805	$6,208,123	$23,882,778

Permanent differences, primarily due to the federal taxes paid, foreign currency transactions, tax equalization, investments in partnerships and distribution reallocations, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2016, the Funds’ tax year end, as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Capital paid-in	$14,280,958	$429,256	$1,217,707
Undistributed (Over-distribution of) net investment income	(368,613)	(58)	306
Accumulated net realized gain (loss)	(13,912,345)	(429,198)	(1,218,013)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2016, the Funds’ tax year end, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Undistributed net ordinary income[1]	$131,254	$978,378	$12,736,950
Undistributed net long-term capital gains	144,248,800	2,858,930	7,196,233
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2016 and October 31, 2015, was designated for purposes of the dividends paid deduction as follows:

2016	Dividend Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income[2]	$25,719,209	$440,300	$403,881
Distributions from net long-term capital gains	93,703,442	3,539,808	2,901,691

2015	Dividend Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income[2]	$34,828,160	$1,190,076	$624,998
Distributions from net long-term capital gains	109,864,663	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gain, if any.

As of October 31, 2016, the Funds’ tax year end, the Funds did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains.

During the Funds’ tax year ended October 31, 2016, Dividend Value utilized $4,135,445 of its capital loss carryforwards.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

NUVEEN	59

Notes to Financial Statements (continued)

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

	Dividend Value		Mid Cap Value		Small Cap Value
Average Daily Net Assets	(For the period November 1, 2015 through June 29, 2016)	(Effective June 30, 2016)	(For the period November 1, 2015 through June 29, 2016)	(Effective June 30, 2016)	(For the period November 1, 2015 through June 29, 2016)	(Effective June 30, 2016)
For the first $125 million	0.6000%	0.5000%	0.7000%	0.6000%	0.7000%	0.6500%
For the next $125 million	0.5875	0.4875	0.6875	0.5875	0.6875	0.6375
For the next $250 million	0.5750	0.4750	0.6750	0.5750	0.6750	0.6250
For the next $500 million	0.5625	0.4625	0.6625	0.5625	0.6625	0.6125
For the next $1 billion	0.5500	0.4500	0.6500	0.5500	0.6500	0.6000
For net assets over $2 billion	0.5250	0.4250	0.6250	0.5250	0.6250	0.5750

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level free rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets”. The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2016, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee
Dividend Value	0.1998%
Mid Cap Value	0.1998
Small Cap Value	0.1673

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitation expiring February 28, 2018 may be terminated or modified prior to that date only with the approval of the Board of Directors of the Funds.

Fund	Expense Cap		Expense Cap Expiration Date
Mid Cap Value	0.92	%*	February 28, 2018
Small Cap Value	1.02	**	February 28, 2018
*	Effective June 30, 2016. Prior to June 30, 2016, the Fund’s Expense Cap was 1.05%.
**	Effective June 30, 2016. Prior to June 30, 2016, the Fund’s Expense Cap was 1.15%.

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

60	NUVEEN

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Sales charges collected (Unaudited)	$139,013	$28,752	$253,506
Paid to financial intermediaries (Unaudited)	122,290	25,607	223,828

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for pro-viding services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Commission advances (Unaudited)	$25,397	$6,483	$225,967

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
12b-1 fees retained (Unaudited)	$22,828	$3,244	$117,985

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
CDSC retained (Unaudited)	$2,016	$50	$4,865

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

NUVEEN	61

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive,

Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Dividend Value	Mid Cap Value	Small Cap Value
% QDI	100%	100%	100%
% DRD	100%	100%	100%

Long-Term Capital Gain Distributions: The Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852 (b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2016:

	Dividend Value	Mid Cap Value	Small Cap Value
Long-term capital gain dividends	$107,784,671	$3,964,971	$4,128,612

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

62	NUVEEN

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Mid-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: A free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NUVEEN	63

Glossary of Terms Used in this Report (Unaudited) (continued)

Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Value Index: An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

64	NUVEEN

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Directors of each Fund (the “Board,” and each Director a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews the Investment Management Agreement and the Sub-Advisory Agreement on behalf of such Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Funds. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance

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for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of the Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. The Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the funds (subject to limited exceptions) are reduced as asset levels for the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in (or, in certain cases, the adoption of) a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth, including Nuveen Dividend Value Fund (the “Dividend Fund”), which reduced its management fee, and Nuveen Mid Cap Value Fund (the “Mid Cap Fund”) and Nuveen Small Cap Value Fund (the “Small Cap Fund”), each of which reduced both its management fee and temporary expense cap.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

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•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For the Dividend Fund, the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile for the one-year period and underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in the third quartile in the three-year period and the second quartile in the five-year period. The Board determined that the Fund’s performance had been satisfactory.

For the Mid Cap Fund, the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the five-year period and the second quartile in the one- and three-year periods. In addition, although the Fund underperformed its benchmark in the five-year period, the Fund outperformed its benchmark in the one- and three-year periods. The Board determined that the Fund’s performance had been satisfactory.

For the Small Cap Fund, the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-, three- and five-year periods and outperformed its benchmark in each of these periods. The Board determined that the Fund’s performance had been favorable.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. In this regard, as noted above, the Board considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to such funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen. In this regard, the Board noted that the Adviser agreed to reduce the management fee for the Dividend Fund and reduce both the management fee and temporary expense cap for the Mid Cap Fund and the Small Cap Fund.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered the fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or

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higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Board noted that the Small Cap Fund had a net management fee and a net expense ratio below its respective peer average, the Mid Cap Fund had a net management fee slightly higher than its peer average but a net expense ratio below its peer average, and the Dividend Fund had a net management fee and a net expense ratio slightly higher than its respective peer average. The Board, however, recognized that the Adviser had agreed to reduce the contractual management fee of the Dividend Fund. The Board also noted that the Adviser had agreed to reduce the contractual management fee and temporary expense cap for the Mid Cap Fund and the Small Cap Fund.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, including the Sub-Adviser, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Funds had a sub-adviser, each Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Funds are paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

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Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that subject to certain exceptions, the funds in the Nuveen complex, including the Funds, pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from expense caps (as applicable), fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year for the funds. In this regard, the Independent Board Members noted that additional economies of scale were shared with shareholders of the Mid Cap Fund and the Small Cap Fund through their temporary expense caps.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed

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income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	184
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	184
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	184
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	184

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Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	184
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	184
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	184
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	184
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	184

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Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	184

Interested Trustee:
William Adams IV(3) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	184
Margo L. Cook(2)(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Co-President (since October 2016), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	184

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 West Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen Investments Holdings, Inc.; Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	104
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	185
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	185

NUVEEN	73

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Vice President (since 2016), formerly, Vice President (2011- 2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	185
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	185
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	185
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	185
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	185
Christopher M. Rohrbacher 1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Senior Vice President (since 2011) formerly, Vice President (2008-2011) and Assistant General Counsel (since 2008) of Nuveen Investments Holdings, Inc.; Senior Vice President and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	185
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	185
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2011); formerly Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	104

74	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	185

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

NUVEEN	75

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $244 billion in assets as of September 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-FSTK-1016P        21468-INV-Y-12/17

Mutual Funds

Nuveen Equity Funds

Annual Report October 31, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Large Cap Growth Opportunities Fund	FRGWX	FAWCX	FLCYX	FLCFX	FIGWX
Nuveen Mid Cap Growth Opportunities Fund	FRSLX	FMECX	FMEYX	FMEFX	FISGX
Nuveen Small Cap Growth Opportunities Fund	FRMPX	FMPCX	FMPYX	FMPFX	FIMPX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After a sluggish first half of 2016, the U.S. economy gained some momentum in the third quarter. In fact, it was the economy’s strongest quarterly acceleration in two years, propelled by healthy consumer spending, a temporary surge in exports and a turnaround in inventories. As the year winds down, 2016 looks on track to deliver the same steady-but-slow growth that has characterized the seven-year recovery.

A year ago, the U.S. Federal Reserve (Fed) took the first step toward policy “normalization” by raising its benchmark interest rate at its December 2015 meeting. Speculation about the Fed’s intentions since then has been a strong influence on the markets throughout 2016. After remaining on hold for a year, the Fed judged that the economy’s modest growth, the return to “full” employment and an uptick in inflation were sufficient to raise the target rate at the December 2016 meeting.

Global conditions continue to look subdued by comparison. Investors continue to adjust to the idea of a slower Chinese economy, which has helped commodity prices stabilize and lift global inflation expectations. The U.K.’s June 23rd “Brexit” vote to leave the European Union introduced a new set of economic and political uncertainties to the already fragile conditions across Europe. Moreover, there are growing concerns that global central banks’ unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently negative in Europe and Japan and near or at zero in the U.S., U.K. and elsewhere; nonetheless, growth has remained subdued.

Since the election, U.S. stocks have rallied strongly on expectations that the Republican controlled Congress and Trump administration will pursue more business friendly policies. But the details have yet to be seen. Given muted global growth, the risk of policy errors by central banks around the world, the unfolding Brexit process and an uncertain political outlook (not just in the U.S. but also in Europe), we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 22, 2016

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Large Cap Growth Opportunities Fund

Nuveen Mid Cap Growth Opportunities Fund

Nuveen Small Cap Growth Opportunities Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc.

David Chalupnik, CFA, has been the portfolio manager of the Nuveen Large Cap Growth Opportunities Fund since 2015. Harold (Hal) Goldstein has served as a portfolio manager for the Fund since 2002. Effective November 8, 2016 (subsequent to the close of this reporting period), Scott Mullinix, CFA, was no longer a portfolio manager on the Fund.

James (Jim) Diedrich, CFA, has been the portfolio manager of the Nuveen Mid Cap Growth Opportunities Fund since 2006. Harold (Hal) Goldstein has served as a portfolio manager for the Fund since 2005. Effective November 8, 2016 (subsequent to the close of this reporting period), Scott Mullinix, CFA, was no longer a portfolio manager on the Fund.

Jon Loth, CFA, has been a portfolio manager for the Nuveen Small Cap Growth Opportunities Fund since 2007. Effective November 8, 2016 (subsequent to the close of this reporting period), Rob McDougall, CFA, was no longer a portfolio manager on the Fund.

On the following pages, the portfolio management teams for the Funds discuss economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2016.

What factors affected the U.S. economy and the financial markets during the twelve-month reporting period ended October 31, 2016?

The restrained pace of growth that has defined the U.S. economic recovery since 2009 continued in the twelve-month reporting period. Growth over the previous four calendar quarters averaged below 2% (annualized), as measured by real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. For most of the reporting period, consumer spending remained healthy but was offset by the drag from the inventory cycle, lackluster business spending and weak net exports. As a result, GDP growth stayed below 1.5% from the fourth quarter of 2015 through the second quarter of 2016. However, decent consumer spending, an inventory turnaround and a short-term jump in exports contributed to a more robust gain of 3.2% in the third quarter, as reported by the “second” estimate of the Bureau of Economic Analysis.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate was little changed at 4.9% in October 2016 from 5.0% in October 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. Although consumer spending gains were rather muted in the latter half of 2015, spending surged in the second quarter of 2016. Although inflation began to accelerate slightly in the reporting period, the overall level remained low, which also contributed to consumers’ willingness to buy. The Consumer Price Index (CPI) rose 1.6% over the twelve-month reporting period ended October 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.1% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

The housing market was another bright spot in the economy. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.5% annual gain in September 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.3% and 5.1%, respectively.

However, business investment remained soft over the reporting period. Corporate earnings growth continued to be constrained by diminished demand expectations amid sluggish U.S. and global growth, the impact of falling commodity prices and a strong U.S. dollar. Additionally, a murky outlook kept capital spending muted. Concerns about financial market turbulence in early 2016, the U.K.’s “Brexit” vote to leave the European Union (EU) and the U.S. presidential election weighed on business sentiment throughout the reporting period.

The consistent growth of the economy prompted the U.S. Federal Reserve (Fed) to raise the Fed funds rate from the zero bound range to a range of 0.25% to 0.50% in December 2015. The widely anticipated move had little impact on the financial markets. Over the remainder of the reporting period, speculation on the timing of future rate hikes drove short-term swings in the markets, including falling bond yields, rallies in the U.S. dollar and bouts of volatility in stock prices. For most of 2016, the Fed kept this rate unchanged due to concerns ranging from low inflation in the U.S. to weakening growth prospects globally and the U.K.’s Brexit vote. However, the third quarter’s strong GDP report and an uptick in inflation boosted expectations that the Fed would likely increase the target rate at the December 2016 meeting. As anticipated, subsequent to the close of the reporting period, the Fed raised the rate to a range of 0.50% to 0.75%.

Other market-moving events during the reporting period included a spike in volatility in January and February 2016 triggered by deteriorating sentiment about China’s economy, another sharp downturn in oil prices and concerns about central bank policy both in the U.S. and around the world. The Brexit referendum on June 23, 2016, also caught investors off guard. In response, U.K. sterling fell to 30-year lows and global equities tumbled while perceived safe-haven assets such as gold, the U.S. dollar and government bonds saw large inflows. However, the markets stabilized fairly quickly post-Brexit vote, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity. Following a relatively calm July and August 2016, volatility resumed in the final months of the reporting period. Investors worried whether central banks were reaching the limits of their effectiveness as global growth continues to stagnate. The health of the European banking sector came into question, renewing concerns about the potential to trigger a wider crisis. Political uncertainty increased leading up to the November U.S. presidential election, and after the close of the reporting period, the unexpected win of Donald Trump contributed to an initial sell-off across global markets. However, after digesting the “shock”, U.S. equities rallied strongly and global developed market stocks pared their losses, while emerging markets, fixed income and gold remained lower.

Despite several bouts of significant volatility, the U.S. equity market ended the twelve-month reporting period with a gain of 4.51% as measured by the S&P 500® Index. Small-cap stocks in the U.S. recovered from last year’s significant underperformance, turning in results close to their large-cap brethren with a 4.11% return according to the Russell 2000® Index. Mid-cap stocks were in the same range with a return of 4.17% as measured by the Russell Midcap® Index. Across the capitalization spectrum in the U.S., investors favored the relatively safer, more defensive areas of the market for much of the reporting period, leading value stocks to strongly outperform growth stocks. Emerging markets outpaced other developed markets overseas as investors returned to this asset class in the second half of the reporting period, largely due to commodity price stability and the ongoing search for yield and returns. The MSCI Emerging Markets Index advanced 9.67%. Meanwhile, in developed overseas markets, Europe struggled and turned in negative results, dragging down the overall return of the MSCI EAFE Index to -2.74% for the twelve-month reporting period.

Nuveen Large Cap Growth Opportunities Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Growth Index and the Lipper Large-Cap Growth Funds Classification Average during the twelve-month reporting period.

6	NUVEEN

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. We start by identifying what we believe are exceptional growth companies with open-ended growth prospects, outstanding financial characteristics and solid management teams. From that highly selective group, we invest in companies where our expectations for earnings growth exceed consensus expectations. For each Fund holding, we develop a proprietary growth thesis. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding. Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.

The Fund’s underperformance versus its benchmarks was primarily the result of stock selection, with sector allocations also modestly detracting. In terms of the former, stock selection was weak in the consumer staples, industrials, health care and information technology sectors. Underweight positions in two of the stronger performing sectors in the Russell 1000® Growth benchmark, telecommunication services and consumer staples, also hindered relative returns. On the other hand, stock selection in the consumer discretionary sector was beneficial to the Fund’s performance during this reporting period.

In the consumer staples sector, some of the shortfall resulted from the Fund’s position in grocery store chain Kroger Co. The company reported second-quarter results that included a sixth straight quarterly miss in terms of total sales, causing management to trim fiscal 2016 earnings projections. Kroger is facing intense competition from other large grocery chains, conventional retailers and specialty gourmet retailers on all fronts including pricing, store expansion and promotional activities. In a deflationary environment, it is difficult for stores to generate positive same-store sales, which they need to do to leverage expenses. Therefore, we decided to sell our position in Kroger. Also, the Fund’s results were hindered by our lack of exposure to several of the more stable, large index constituents that performed well during the reporting period such as Altria Group Inc., Coca-Cola Company, PepsiCo Inc. and Philip Morris International Inc.

The main detractor within industrials was our position in global information and data company Nielsen Holdings PLC, which specializes in measuring the viewing, listening and buying habits of consumers. The company’s shares dropped sharply after third-quarter earnings fell short of expectations. Management attributed the disappointing results to a challenging market environment and higher-than-expected charges as a result of Nielsen exiting some of its non-core businesses. Results were disappointing in developed markets, particularly the U.S., while emerging markets continued to be profitable. We decided to sell our position in Nielsen.

Overall stock selection in information technology was a drag on the Fund’s relative performance, although the sector was also home to several standouts. On the negative side of the ledger, we experienced weak results from a position in LinkedIn Corporation, the world’s largest online networking and job search site for workplace professionals. When the company reported fourth-quarter earnings in January 2016, management guided toward a much slower growth trajectory than we had anticipated. As a result, we decided to sell the stock and LinkedIn’s shares subsequently plummeted in February 2016. However, later in the reporting period, shares rallied after software giant Microsoft Corporation announced an agreement to acquire LinkedIn in an all-cash transaction for a significant premium, causing its stock price to soar in mid-June 2016. A position in Microsoft also detracted, mainly because of the timing surrounding the Fund’s ownership in the stock. We missed out on some of the stock’s strong results early in the reporting period, but then purchased Microsoft in mid-January after seeing some positive signs including a CEO change and corporate restructuring. Microsoft’s shares subsequently fell after the company produced an underwhelming third fiscal quarter report in April 2016. Between late-June and early-October 2016, the Fund had an underweight and the stock advanced again. We decided to move back to an overweight in Microsoft in early-October because we believe the company will continue to grow its already strong corporate cloud-based business and return capital to shareholders. Also, an underweight position in large benchmark constituent Apple, Inc. weighed on the Fund’s returns after its shares advanced strongly later in the reporting period. While initial expectations were low for the iPhone 7 launch, news of stronger-than-expected sales and the corresponding higher margins on this latest product release caught investors’ attention and led them to bid up the stock.

Health care was the second worst performing sector in the Russell 1000® Growth Index during the reporting period, particularly pharmaceuticals and biotechnology, whereas medical technology and health care services held up better. Two of the Fund’s lagging positions, Allergan PLC and Teva Pharmaceutical Industries Limited, suffered from the general overhang in the pharmaceutical

NUVEEN	7

Portfolio Managers’ Comments (continued)

industry due to drug pricing concerns, along with issues surrounding their merger and acquisition deals. Allergan’s shares sold off in April 2016, after the U.S. Treasury’s announcement of new tax inversion rules that ultimately ended the company’s potential merger with Pfizer. Meanwhile, Teva Pharmaceutical was under pressure after its purchase of Allergan’s generics business was delayed by several months while the Federal Trade Commission examined the acquisition more closely. In the case of Teva, we had hoped that the closing of the transaction with Allergan this summer would lead to more positive investor sentiment regarding the company. Unfortunately, however, generic price deflation appeared to worsen, causing us to sell the stock in September 2016. In terms of Allergan, investors were unimpressed with the first capital deployment moves the company made after the completion of the Teva deal, including some merger and acquisition activity, share repurchases and the initiation of a dividend. We sold this stock (subsequent of the close of this reporting period) and redeployed the proceeds from both sales into the biotechnology and pharmaceutical spaces, where the Fund now has a modest overweight.

Results were positive in the consumer discretionary sector where we saw favorable results from several holdings including Ulta Salon, Cosmetics & Fragrance Inc. The company owns a chain of stores that offer cosmetics, skincare items, fragrances and haircare products for both women and men. Ulta’s same-store sales growth of around 15% remained one of the strongest in retailing and continued to show acceleration. Also in discretionary, the Fund’s position in online retail giant Amazon.com, Inc. benefited results during the reporting period. The company continued to experience strong revenue growth, particularly from its retail and Amazon Web Services segments. Also, Amazon Prime membership continued to show impressive growth, while the recent introduction of the voice assistant Alexa had investors excited about the potential opportunities within home automation.

In energy, the Fund benefited from a position in Pioneer Natural Resources Company, which continued to be one of the best names in the Permian Basin accounting for approximately one-fourth of all U.S. crude production. Pioneer managed its balance sheet well through the recent oil price downturn, benefiting from the shift toward gas lift and centralized facilities.

Despite overall weakness in health care and information technology, the sectors were also home to several strong performers. In health care, the Fund’s position in medical device developer and manufacturer Boston Scientific Corporation was a standout. Our investment in the company was originally predicated on two factors. First, we believed Boston Scientific would see an acceleration of revenue growth, primarily due to new product introductions. Second, we believed the company would experience a meaningful improvement in operating margins, which were materially lower than those of its peers. During the reporting period, Boston Scientific demonstrated substantial progress on both fronts, including recent FDA approvals for a number of catheter, stent and ventricular lead products.

In technology, the Fund saw favorable results from positions in Activision Blizzard Inc. and Facebook Inc. Activision is the leading publisher of video games for personal computers, consoles such as PlayStation, Xbox and Wii, online gaming platforms and mobile devices. After falling sharply early in 2016 along with many high quality growth stocks, Activision’s shares advanced strongly over the remainder of the reporting period. In February, the company closed on its acquisition of King Digital Entertainment, the creator and publisher of the extremely popular Candy Crush mobile game series, which is proving to be materially accretive to earnings. Also, Activision continues to attract more players, drive engagement and realize meaningful margin expansion as more of its revenues come from eSports. With Facebook, investors’ expectations for earnings improved due to evidence of the company’s success in growing its user base and mobile business, where users are spending more time and money, which is leading to increased overall advertising revenues. Facebook comes in second only to Alphabet’s Google in the U.S. mobile advertising market, but is gaining ground on the search giant. The company is particularly well positioned as video viewing accelerates and advertisers are increasing the portion of their budgets allocated to highly targeted online video campaigns.

Nuveen Mid Cap Growth Opportunities Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed both the Russell Midcap® Growth Index and the Lipper Multi-Cap Growth Funds Classification Average during the twelve-month reporting period.

8	NUVEEN

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies that have market capitalizations between approximately $1.6 billion and $28.1 billion at the time of purchase. We start by identifying what we believe are exceptional growth companies with open ended growth prospects, outstanding financial characteristics and solid management teams. From that highly selective group, we invest in companies where our expectations for earnings growth exceed consensus expectations. For each Fund holding, we develop a proprietary growth thesis. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding. Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.

The Fund’s underperformance versus its benchmarks was primarily the result of stock selection, particularly in the information technology and health care sectors. An underweight position in the second strongest performing sector in the Russell Midcap® Growth benchmark, consumer staples, also hindered relative returns. On the other hand, stock selection was favorable in the energy and financials sectors during this reporting period.

In the information technology sector, the leading detractor was a position in LinkedIn Corporation, the world’s largest online networking and job search site for workplace professionals. When the company reported fourth-quarter earnings in January 2016, management guided toward a much slower growth trajectory than we had anticipated for the coming year, causing us to sell the stock. The Fund also experienced negative results from Fitbit Inc., the leading provider of fitness tracker devices with more than 85% market share and global distribution across 50 countries. Although the company reported a large beat in revenues and earnings per share (EPS) as expected, its first-quarter 2016 guidance disappointed. We decided to sell Fitbit because we believed the company would have more difficulty beating consensus estimates over time. Finally, in technology, our lack of exposure to benchmark constituent NVIDIA Corporation was a drag on the Fund’s results during the reporting period. The company manufactures graphics processing units (GPUs) and system-on-a-chip units for the mobile computing market. NVIDIA reported strong results in the second quarter of 2016 and guided third quarter’s EPS well above consensus due to strong growth in revenues from its core gaming GPU segment. As a result, shares hit a new all-time high in July 2016 and continued on an upward trajectory through the end of the reporting period.

Health care was the second worst performing sector in the Russell MidCap® Growth Index during the reporting period, primarily due to the pharmaceutical and biotechnology segments, whereas medical technology and health care services held up better. The biotech and pharmaceutical industries suffered broadly from a continuation of fears that the political environment was changing meaningfully with regard to drug pricing. The Fund was hindered by several holdings that meaningfully underperformed, as well as an overweight position in the sector. Shares of Irish-domiciled biotechnology company Alkermes Plc sold off sharply during the reporting period. We were excited about the growth prospects for Alkermes, which already has two approved products, a royalty-generating technology platform and three late-stage development candidates that may address large opportunities in depression, schizophrenia and multiple sclerosis. However, during the reporting period, the company reported disappointing Phase III trial data from its program for depression, which caught investors by surprise after Phase II results were strong. We sold out of Alkermes because the success of this drug and its large potential market were a significant part of our growth thesis. Also, shares of Pacira Pharmaceuticals Inc., a developer and marketer of the post-surgical pain injection Exparel®, were weak along with the broad pharmaceutical sell-off. We decided to sell our position in Pacira because sales of Exparel were lower than we had anticipated. The most significant laggard in health care, however, was Acadia Healthcare Company Inc., the owner and operator of inpatient mental health facilities and treatment centers. We added this holding late in 2015 because we liked its pure-play position in the growing behavioral health business. Its shares were under pressure mainly because the company announced the acquisition of U.K. company Priory Group right before the Brexit vote took place in June. After the vote, the U.S. dollar strengthened and the British pound fell sharply to a multi-decade low, resulting in lower earnings than expected for Acadia. However, we continue to like and own this company because it is showing strong organic growth and gaining market share in the highly fragmented behavioral health industry.

On the positive side, the Fund continued to benefit from stock selection in the energy sector where we focused on high quality, pure play names in the exploration and production industry from the prolific Permian Basin in Texas. Our position in Parsley Energy Inc. reacted favorably to solid production reports and opportunistic acreage acquisitions, recording substantial positive absolute returns.

NUVEEN	9

Portfolio Managers’ Comments (continued)

In the financial sector, our position in financial rating, benchmark and analytics firm S&P Global Inc., which was known as McGraw Hill Financial until late April 2016, performed well for the Fund. The company has benefited from low interest rates and increasing disintermediation at large banks, which has led to a higher percentage of debt being raised in the public markets where a rating is required. S&P Global has strong pricing power due to the oligopolistic nature of the industry and the increased demand driven by new regulations.

In industrials, a position in TransDigm Group Inc. turned in favorable results. The company supplies highly engineered, proprietary aerospace components and systems used on most commercial and military aircraft with strong aftermarket exposure. By owning its designs, TransDigm has better pricing power and margins than many other suppliers. As the sole source provider for most of its products, the company also has limited competitive risks since the aerospace market has high barriers of entry. During the reporting period, the company reported large beats versus consensus in both EPS and sales driven by acquisitions and strong organic growth, which led management to raise its guidance.

Although the consumer staples sector lagged overall, it was home to standout performer Tyson Foods Inc., the country’s largest meat processor and marketer. The company reported higher-than-expected earnings and margins, driven by margin beats in chicken, beef and pork as a result of lower input costs and higher livestock supplies, with management also raising guidance for each area going forward. Tyson shares also benefited from the company’s dividend increase, share repurchase commitments and additional synergies that are expected to be realized from the Hillshire merger. We sold the Fund’s position after the stock reached our price target.

Results were modestly positive in the consumer discretionary sector where strength from several holdings was mostly offset by weakness among others. On the plus side of the equation, we saw favorable results from Ulta Salon, Cosmetics & Fragrance Inc., which owns a chain of stores that offer cosmetics, skincare items, fragrances and haircare products for both women and men. Ulta’s same-store sales growth of around 15% remained one of the strongest in retailing and showed acceleration. We continued to like this company’s fundamentals and management team. Also, our position in consumer products provider Jarden Corporation performed well during the reporting period. The company announced in mid-December that it would be acquired by Newell Rubbermaid in a deal worth roughly $16 billion, creating a consumer products powerhouse. Jarden’s stock price responded by climbing to the price target proposed by the merger, causing us to sell the stock. The merger eventually closed in mid-April.

On the other hand, the Fund saw weak results from Advance Auto Parts Inc., the largest U.S. distributor of automotive parts offering a broad assortment of parts, maintenance items and accessories to consumers and professional installers. After advancing significantly through early November 2015, Advance Auto Parts gave up all of its gains and then some after announcing disappointing third-quarter results and a CEO change. The third-quarter weakness was caused by more disruptions related to the company’s integration of General Parts than anticipated, specifically, slowing commercial sales growth. We sold our position and put the proceeds to work in O’Reilly Automotive Inc. We also saw weak results from Lions Gate Entertainment Corp., which produces and distributes movies and TV shows aimed at the pop culture youth, urban and horror categories with franchises such as The Hunger Games and Divergent and TV shows such as Orange Is the New Black. During the reporting period, Lions Gate missed expectations after the production budget for Mockingjay Part 2 and the timing of TV deliveries impacted results. The sell-off intensified following management’s warning of a second reduction in its three-year guidance. We sold the stock after it rebounded somewhat in March 2016, because we decided the company’s content investments were not paying off, which made it unlikely that Lions Gate would beat consensus estimates this year.

Nuveen Small Cap Growth Opportunities Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed both the Russell 2000® Growth Index and the Lipper Small-Cap Growth Funds Classification Average during the twelve-month reporting period.

10	NUVEEN

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in equity securities of smaller-sized companies with market capitalizations within the market capitalization range of approximately $103 million to $4.7 billion. The investment process employed in the management of the Fund seeks to exploit secular growth trends that we believe will provide an investment tailwind to above-average growth that should transcend the business cycle over the longer term. Importantly, our process also emphasizes a valuation discipline designed to find attractive investment opportunities that should benefit from multiple expansion when particular investment catalysts become evident in the marketplace. The Fund’s portfolio typically features investments in high quality companies with attractive or improving margin profiles, generally healthy balance sheets and prospects for above-average revenue and earnings growth.

Small-cap equities encountered heightened volatility early in 2016 as investors reacted to Chinese economic data suggesting decelerating growth, rising high yield credit spreads and concerns associated with the flagging U.S. energy complex as crude oil prices continued to slide. Additionally, heightened political rhetoric and government scrutiny over pricing practices in the pharmaceutical industry drove an intense sell-off among health care stocks. Risk assets appeared to bottom in mid-February 2016. Small-cap stocks subsequently rallied on a rebound in oil prices stemming from anticipated production curtailments, reactionary economic stimulus in China and generally tepid global growth that diminished the likelihood of Fed rate increases in the ensuing months. As the reporting period progressed, small-cap stocks gained traction after equity investors shrugged off the potential economic ramifications of the U.K.’s Brexit vote and instead focused on the continued slow-but-steady advance of the U.S. economy and prospects that additional monetary tightening may be postponed until 2017. However, in the final month of the reporting period, uncertainty surrounding the U.S. presidential election and a potential Fed rate hike in December caused investors to rotate out of small caps. The Russell 2000® Growth Index ended the reporting period with a modestly negative return.

The Fund’s outperformance versus its benchmarks was led by strong results in information technology, both from a stock selection standpoint and from an overweight to the sector. Holdings in the energy and consumer discretionary sectors also performed well. The consumer staples and real estate investment trust (REIT) sectors were the only notable laggards in terms of stock selection during the reporting period.

The Fund benefited from widespread strength among its information technology names, led by Marketo Inc., a supplier of cloud-based marketing products. At the end of May 2016, shares jumped after the company agreed to be acquired by a private equity firm, Vista Equity Partners, for a significant premium. The Fund also experienced strong gains from its position in MKS Instruments Inc., a developer and manufacturer of instruments and process control systems that enable advanced processes and improve productivity. MKS Instruments announced a transformative acquisition of Newport Corporation, which investors ultimately realized would benefit the company in terms of scale and synergies. The Fund also saw strong appreciation in shares of Barracuda Networks Inc., a supplier of storage and security appliances and software sold primarily to the small to medium business market. After posting two consecutive disappointing quarters in 2015, Barracuda Networks exceeded expectations in the past three quarters. Investors are becoming increasingly confident in the company’s transition from hardware-based solutions to software-only offerings for cloud applications. Additionally, the diversified semiconductor firm Semtech Corporation generated strong performance due to better-than-expected revenues and earnings, which were driven by diminishing headwinds from the Chinese OEM handset market as well as the anticipated rollout of 100G for data centers. Shares of SPS Commerce Inc. appreciated strongly after the company posted solid first-quarter results following a slightly disappointing fourth quarter of 2015. SPS Commerce provides cloud-based retail solutions connecting retailers and suppliers in order and payment management. We also saw strength from our position in BroadSoft Inc., a provider of software enabling telecommunication carriers, cable operators and enterprises to convert from legacy phone systems to the newer, unified communications services. Investors rewarded BroadSoft’s stock in part due to the company’s addition of seven large service providers that are using its software to transform their old legacy systems to the newer Internet protocol-based unified communications.

The Fund continued to benefit from stock selection in the energy sector where we focused on high quality, pure play names in the exploration and production industry from the prolific Permian Basin in Texas. Our positions in Parsley Energy Inc. and RSP Permian Inc. reacted favorably to solid production reports and opportunistic acreage acquisitions, recording substantial positive absolute

NUVEEN	11

Portfolio Managers’ Comments (continued)

returns. Both firms also benefited from increases in private company merger and acquisition activity, in addition to well results in the Wolfcamp and Bone Spring formations on the Delaware Basin side of the region. This area is increasingly being perceived to be just as attractive as the core Midland acreage.

In the consumer discretionary sector, the Fund benefited from its position in Thor Industries Inc., a manufacturer of recreational vehicles with the leading market share in the towable segment and the second highest share in the motorized segment. During the reporting period, Thor’s results came in ahead of expectations in part due to better revenues and materially improved margins. The company’s improved margins have been driven by a better product mix, lower material costs, increased labor efficiencies and lower warranty costs. Also, Texas Roadhouse Inc., a high quality operator of moderately-priced steak restaurants, benefited after reporting fourth-quarter results that were modestly ahead of expectations. These results, coupled with positive commentary on same-store sales trends and a favorable outlook for beef prices, which make up half of the company’s food costs, helped propel the stock during the reporting period. Following strong results from both Thor Industries and Texas Roadhouse, we eliminated the positions based on valuation.

In the consumer staples sector, the Fund had only one detractor of note during the reporting period, specialty food retailer Natural Grocers by Vitamin Cottage Inc. The company’s comparable store sales decelerated materially during the reporting period, falling short of expectations. Natural Grocers’ pre-released poor second-quarter results and subsequently lowered its outlook for the remainder of the year. The results were largely driven by higher-than-expected cannibalization from new store openings in existing markets, increased competitive pressures from other food retailers offering more organic food offerings, weak performance in oil and gas markets and weather issues in Denver, which is a substantial market for the company. Because the company’s various sales initiatives did not appear to be reversing the deceleration, we exited the position.

At the macro level, health care was the second worst-performing sector in the Russell 2000® Growth Index behind energy, down nearly 9% during the reporting period. Although our health care holdings modestly trailed overall on a relative basis, the sector was home to several significant movers in both directions. On the positive side, NxStage Medical Inc., the provider of home hemodialysis and critical care solutions, reported first-quarter results that were slightly ahead of expectations, leading management to inch guidance for the year ahead. Its shares also benefited from management providing color on its product pipeline, which includes not only a next-generation system for home hemodialysis, but also a novel system for peritoneal dialysis that could significantly expand its addressable market. We reduced the Fund’s position in NxStage Medical since the stock’s valuation was approaching our price objective, but continue to view it as a core investment holding. Also, we saw continued strength from our position in Abiomed Inc., the manufacturer of the Impella percutaneous ventricular assist device used to provide circulatory support for patients experiencing severe cardiovascular issues. The company’s shares surged after its temporary circulatory support pumps received an earlier-than-expected label expansion to include cardiogenic shock, which made management’s guidance for 30-35% revenue growth in fiscal 2017 that much more achievable. Abiomed is also benefiting from its high-risk percutaneous coronary intervention label, pipeline developments and international opportunities.

Conversely, shares of ConforMIS Inc., an emerging manufacturer of custom 3D-printed knee implants, traded sharply lower. The company reported in-line first-quarter results coupled with a sizeable reduction in annual revenue guidance at the hands of last year’s recall of surgical instruments. The company also announced that its founding CEO would be replaced. Similarly, shares of Pacira Pharmaceuticals, a developer and marketer of the post-surgical pain injection Exparel®, were weak along with the broad pharmaceutical sell-off. We eliminated both of these positions given the stress to our original investment theses.

The industrials sector was modestly positive, but home to one big mover in each direction. In the construction and engineering group, MasTec Inc., a major North American end-to-end energy and telecommunications infrastructure service provider, performed well during the reporting period. The company reported very strong results driven by robust growth in the communications and oil/gas segments. MasTec also experienced a 31% increase in its backlog, which should support accelerating topline growth through the end of this year and into 2017. On the other hand, shares of Korn Ferry International, the world’s largest executive search firm, were sent sharply lower despite in-line financial results. Management highlighted the potential for a pause in hiring decisions in both Europe and North America stemming from the Brexit vote. However, we believed the risk-versus-reward scenario for Korn/Ferry continued to be compelling and maintained the Fund’s position.

12	NUVEEN

Finally, although the Fund’s results were very strong in information technology and consumer discretionary, the sectors had a few laggards. In technology, the Fund saw weak results from ARRIS International plc, the world’s leading manufacturer of set-top boxes and headend equipment used in the delivery of broadcast and Internet services. Shares fell after the Federal Communications Commission announced plans to force cable companies to allow consumers to buy their own set-top boxes, in contrast to the current rental market. While consumers can do this today, widespread purchasing and utilization of set-top boxes would create provisioning and support issues for cable companies, who would need to better develop their retail channels, leading us to sell the Fund’s holdings. In the discretionary sector, shares of Express Inc., a leading contemporary apparel retailer, dropped following disappointing second-quarter results, marking the second consecutive miss at the hands of increased on-line competition and fashion miscues. Given the lack of visibility and an identifiable catalyst, we exited this position as well.

NUVEEN	13

Risk Considerations

Nuveen Large Cap Growth Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.

Nuveen Mid Cap Growth Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.

Nuveen Small Cap Growth Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.

14	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	15

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.49)%	10.72%	7.52%
Class A Shares at maximum Offering Price	(8.10)%	9.42%	6.88%
Russell 1000® Growth Index	2.28%	13.65%	8.22%
Lipper Large-Cap Growth Funds Classification Average	(0.21)%	12.30%	7.24%

Class C Shares	(3.21)%	9.92%	6.72%
Class R3 Shares	(2.73)%	10.45%	7.25%
Class I Shares	(2.24)%	11.01%	7.79%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	(2.14)%	11.07%

Average Annual Total Returns as of September 30, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	9.28%	13.33%	8.16%
Class A Shares at maximum Offering Price	2.99%	12.00%	7.52%
Class C Shares	8.45%	12.50%	7.36%
Class R3 Shares	8.98%	13.05%	7.89%
Class I Shares	9.55%	13.62%	8.43%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	9.64%	12.26%

Since inception returns for Class R6 Shares are from 2/28/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.09%	1.84%	1.34%	0.75%	0.84%

16	NUVEEN

Growth of an Assumed $10,000 Investment as of October 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	17

Fund Performance and Expense Ratios (continued)

Nuveen Mid Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.78)%	9.41%	6.73%
Class A Shares at maximum Offering Price	(9.32)%	8.13%	6.10%
Russell Midcap® Growth Index	0.40%	12.02%	7.65%
Lipper Multi-Cap Growth Funds Classification Average	(0.83)%	11.40%	6.86%

Class C Shares	(4.50)%	8.59%	5.93%
Class R3 Shares	(4.04)%	9.13%	6.46%
Class I Shares	(3.54)%	9.68%	7.00%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	(3.41)%	8.92%

Average Annual Total Returns as of September 30, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.44%	13.17%	7.63%
Class A Shares at maximum Offering Price	(0.62)%	11.83%	7.00%
Class C Shares	4.62%	12.31%	6.83%
Class R3 Shares	5.16%	12.88%	7.36%
Class I Shares	5.71%	13.45%	7.90%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	5.85%	10.76%

Since inception returns for Class R6 Shares are from 2/28/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

18	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.19%	1.94%	1.44%	0.81%	0.94%
Net Expense Ratios	1.16%	1.91%	1.41%	0.78%	0.91%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2018, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.92% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

Growth of an Assumed $10,000 Investment as of October 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	19

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of Terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.90%	10.50%	6.63%
Class A Shares at maximum Offering Price	(3.97)%	9.20%	6.00%
Russell 2000® Growth Index	(0.49)%	11.34%	6.92%
Lipper Small-Cap Growth Funds Classification Average	(0.37)%	10.06%	6.43%

Class C Shares	1.10%	9.67%	5.84%
Class R3 Shares	1.62%	10.23%	6.37%
Class I Shares	2.10%	10.77%	6.90%

Cumulative
Since Inception
Class R6 Shares	6.15%

Average Annual Total Returns as of September 30, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	13.91%	15.00%	7.95%
Class A Shares at maximum Offering Price	7.35%	13.65%	7.32%
Class C Shares	13.03%	14.14%	7.15%
Class R3 Shares	13.60%	14.72%	7.69%
Class I Shares	14.16%	15.28%	8.22%

Cumulative
Since Inception
Class R6 Shares	12.39%

Since inception returns, for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

20	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.35%	2.10%	1.60%	0.99%	1.10%
Net Expense Ratios	1.34%	2.09%	1.59%	0.98%	1.09%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2018, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.09% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

Growth of an Assumed $10,000 Investment as of October 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	21

Holding

Summaries as of October 31, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Large Cap Growth Opportunities Fund

Fund Allocation (% of net assets)

Common Stocks	99.4%
Investments Purchased with Collateral from Securities Lending	3.8%
Money Market Funds	0.8%
Other Assets Less Liabilities	(4.0)%
Net Assets	100%

Portfolio Composition (% of net assets)

Internet Software & Services	11.2%
Software	11.2%
IT Services	9.4%
Internet and Direct Marketing Retail	9.2%
Biotechnology	6.2%
Specialty Retail	6.1%
Technology Hardware, Storage & Peripherals	4.6%
Industrial Conglomerates	4.0%
Beverages	3.8%
Hotels, Restaurants & Leisure	3.7%
Chemicals	3.5%
Health Care Equipment & Supplies	3.3%
Household Products	3.1%
Media	2.3%
Other	17.8%
Investments Purchased with Collateral from Securities Lending	3.8%
Money Market Funds	0.8%
Other Assets Less Liabilities	(4.0)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)

Alphabet Inc., Class A	6.9%
Amazon.com, Inc.	5.6%
Microsoft Corporation	5.0%
Apple, Inc.	4.6%
Facebook Inc., Class A Shares	4.4%

22	NUVEEN

Nuveen Mid Cap Growth Opportunities Fund

Fund Allocation (% of net assets)

Common Stocks	99.7%
Investments Purchased with Collateral from Securities Lending	5.2%
Money Market Funds	1.4%
Other Assets Less Liabilities	(6.3)%
Net Assets	100%

Portfolio Composition (% of net assets)

IT Services	9.1%
Software	9.1%
Capital Markets	7.4%
Specialty Retail	6.7%
Health Care Equipment & Supplies	5.4%
Media	5.4%
Life Sciences Tools & Services	4.1%
Machinery	3.9%
Professional Services	3.8%
Hotels, Restaurants & Leisure	3.5%
Semiconductors & Semiconductor Equipment	3.4%
Building Products	2.9%
Household Durables	2.8%
Commercial Services & Supplies	2.6%
Biotechnology	2.5%
Communications Equipment	2.3%
Health Care Providers & Services	1.8%
Chemicals	1.7%
Multiline Retail	1.7%
Other	19.6%
Investments Purchased with Collateral from Securities Lending	5.2%
Money Market Funds	1.4%
Other Assets Less Liabilities	(6.3)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)

Total System Services Inc.	2.0%
Electronic Arts Inc.	2.0%
Equifax Inc.	2.0%
S&P Global, Inc.	1.9%
O’Reilly Automotive Inc.	1.8%

NUVEEN	23

Holding Summaries as of October 31, 2016 (continued)

Nuveen Small Cap Growth Opportunities Fund

Fund Allocation (% of net assets)

Common Stocks	96.4%
Investments Purchased with Collateral from Securities Lending	10.6%
Money Market Funds	4.1%
Other Assets Less Liabilities	(11.1)%
Net Assets	100%

Portfolio Composition (% of net assets)

Software	10.3%
Health Care Equipment & Supplies	9.6%
Semiconductors & Semiconductor Equipment	7.7%
Internet Software & Services	6.6%
Biotechnology	6.1%
Machinery	4.5%
Health Care Providers & Services	4.4%
Banks	4.4%
Communications Equipment	4.4%
Hotels, Restaurants & Leisure	3.9%
Equity Real Estate Investment Trusts	3.5%
Food Products	3.0%
Commercial Services & Supplies	2.8%
Professional Services	2.5%
Electronic Equipment, Instruments & Comp	2.4%
Capital Markets	1.8%
Other	18.5%
Investments Purchased with Collateral from Securities Lending	10.6%
Money Market Funds	4.1%
Other Assets Less Liabilities	(11.1)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)

CommVault Systems, Inc.	1.9%
Evercore Partners Inc.	1.8%
RealPage Inc.	1.7%
MKS Instruments Inc.	1.7%
NN, Incorporated	1.6%

24	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Nuveen Small Cap Growth Opportunities Fund Class R6 Shares reflect only the first 123 days of the Class’s operation, they may not provide a meaningful understanding of the Class’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2016.

The beginning of the period is May 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Growth Opportunities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,023.10	$1,019.50	$1,022.00	$1,025.30	$1,024.80
Expenses Incurred During the Period	$5.95	$9.80	$7.22	$4.17	$4.68
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.25	$1,015.43	$1,018.10	$1,041.80	$1,020.51
Expenses Incurred During the Period	$5.94	$9.78	$7.20	$4.21	$4.67

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.93%, 1.42%, 0.82% and 0.92% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

NUVEEN	25

Expense Examples (continued)

Nuveen Mid Cap Growth Opportunities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,030.60	$1,026.40	$1,028.90	$1,032.40	$1,031.80
Expenses Incurred During the Period	$6.23	$10.03	$7.50	$4.14	$4.90
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.00	$1,015.23	$1,017.75	$1,041.90	$1,020.31
Expenses Incurred During the Period	$6.19	$9.98	$7.46	$4.16	$4.88

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97%, 1.47%, 0.81% and 0.96% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Small Cap Growth Opportunities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,077.40	$1,073.00	$1,076.60	$1,061.50	$1,078.50
Expenses Incurred During the Period	$7.21	$11.10	$8.51	$3.33	$5.96
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.20	$1,014.43	$1,016.94	$1,040.40	$1,019.41
Expenses Incurred During the Period	$7.00	$10.79	$8.26	$3.29	$5.79

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.38%, 2.13%, 1.63% and 1.14% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). For Class R6, expenses are equal to the Fund’s annualized net expense ratio of 0.96% multiplied by the average account value over the period, multiplied by 123/366 (to reflect the 123 days in the period since class commencement of operations).

26	NUVEEN

Report of

Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Large Cap Growth Opportunities Fund, Nuveen Mid Cap Growth Opportunities Fund and Nuveen Small Cap Growth Opportunities Fund (each a series of the Nuveen Investment Funds, Inc., hereinafter referred to as the “Funds”) at October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

December 28, 2016

NUVEEN	27

Nuveen Large Cap Growth Opportunities Fund

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.4%

	COMMON STOCKS – 99.4%

	Aerospace & Defense – 2.0%

25,909	Lockheed Martin Corporation	$6,383,459

	Beverages – 3.8%

37,640	Constellation Brands, Inc., Class A	6,290,397

40,538	Monster Beverage Corporation, (2)	5,851,255
	Total Beverages	12,141,652

	Biotechnology – 6.2%

91,088	AbbVie Inc.	5,080,889

25,383	Alexion Pharmaceuticals Inc., (2)	3,312,482

14,395	Biogen Inc., (2)	4,033,191

45,407	Celgene Corporation, (2)	4,639,687

35,000	Vertex Pharmaceuticals Inc., (2)	2,655,100
	Total Biotechnology	19,721,349

	Capital Markets – 0.8%

26,236	MSCI Inc., Class A Shares	2,103,865

	Chemicals – 3.5%

52,575	Ecolab Inc.	6,002,488

20,966	Sherwin-Williams Company	5,133,735
	Total Chemicals	11,136,223

	Commercial Services & Supplies – 1.3%

39,919	Cintas Corporation	4,258,160

	Food & Staples Retailing – 1.5%

32,892	Costco Wholesale Corporation	4,863,740

	Food Products – 0.8%

49,743	Pinnacle Foods Inc.	2,557,785

	Health Care Equipment & Supplies – 3.3%

198,556	Boston Scientific Corporation, (2)	4,368,232

29,119	Edwards Lifesciences Corporation, (2)	2,772,711

43,269	Medtronic, PLC	3,548,923
	Total Health Care Equipment & Supplies	10,689,866

	Health Care Providers & Services – 1.9%

32,035	Centene Corporation, (2)	2,001,547

20,452	CIGNA Corporation	2,430,311

10,185	Humana Inc.	1,747,033
	Total Health Care Providers & Services	6,178,891

28	NUVEEN

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 3.7%

114,646	Starbucks Corporation	$6,084,263

31,176	Wynn Resorts Ltd	2,947,691

30,687	YUM! Brands, Inc.	2,647,674
	Total Hotels, Restaurants & Leisure	11,679,628

	Household Durables – 1.0%

17,437	Mohawk Industries Inc., (2)	3,213,639

	Household Products – 3.1%

32,940	Clorox Company	3,953,459

82,891	Colgate-Palmolive Company	5,915,102
	Total Household Products	9,868,561

	Industrial Conglomerates – 4.0%

43,348	3M Co.	7,165,424

52,283	Honeywell International Inc.	5,734,399
	Total Industrial Conglomerates	12,899,823

	Internet and Direct Marketing Retail – 9.2%

22,621	Amazon.com, Inc., (2)	17,866,518

7,738	priceline.com Incorporated, (2), (3)	11,407,592
	Total Internet and Direct Marketing Retail	29,274,110

	Internet Software & Services – 11.2%

27,075	Alphabet Inc., Class A, (2)	21,928,043

106,938	Facebook Inc., Class A Shares, (2)	14,007,809
	Total Internet Software & Services	35,935,852

	IT Services – 9.4%

44,061	Accenture Limited	5,121,651

84,812	MasterCard, Inc.	9,076,580

130,805	PayPal Holdings, Inc., (2)	5,449,336

127,880	Visa Inc.	10,551,379
	Total IT Services	30,198,946

	Machinery – 0.8%

17,118	Snap-on Incorporated	2,637,884

	Media – 2.3%

119,151	Comcast Corporation, Class A	7,365,915

	Multiline Retail – 1.1%

67,329	Nordstrom, Inc., (3)	3,501,108

	Oil, Gas & Consumable Fuels – 0.8%

12,624	Pioneer Natural Resources Company	2,259,948

	Personal Products – 1.3%

48,826	Estee Lauder Companies Inc., Class A	4,254,209

NUVEEN	29

Nuveen Large Cap Growth Opportunities Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Pharmaceuticals – 1.9%

18,142	Allergan PLC	$3,790,589

46,835	Bristol-Myers Squibb Company	2,384,370
	Total Pharmaceuticals	6,174,959

	Road & Rail – 0.8%

30,174	J.B. Hunt Transports Serives Inc.	2,462,500

	Semiconductors & Semiconductor Equipment – 1.8%

28,346	Lam Research Corporation	2,745,594

31,283	NXP Semiconductors NV, (2)	3,128,300
	Total Semiconductors & Semiconductor Equipment	5,873,894

	Software – 11.2%

120,255	Activision Blizzard Inc.	5,191,408

59,653	Adobe Systems Incorporated, (2)	6,413,294

58,497	Electronic Arts Inc., (2)	4,593,184

269,054	Microsoft Corporation	16,121,716

46,133	Salesforce.com, Inc., (2)	3,467,356
	Total Software	35,786,958

	Specialty Retail – 6.1%

75,157	Home Depot, Inc.	9,169,906

20,550	O’Reilly Automotive Inc., (2)	5,434,242

20,356	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	4,953,429
	Total Specialty Retail	19,557,577

	Technology Hardware, Storage & Peripherals – 4.6%

129,638	Apple, Inc.	14,719,098
	Total Long-Term Investments (cost $227,199,295)	317,699,599

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 3.8%

	MONEY MARKET FUNDS – 3.8%

12,272,813	First American Government Obligations Fund, Class X, 0.283%, (4), (5)	$12,272,813
	Total Investments Purchased with Collateral from Securities Lending (cost $12,272,813)	12,272,813

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.8%

	MONEY MARKET FUNDS – 0.8%

2,536,904	First American Treasury Obligations Fund, Class Z, 0.222%, (4)	$2,536,904
	Total Short-Term Investments (cost $2,536,904)	2,536,904
	Total Investments (cost $242,009,012) – 104.0%	332,509,316
	Other Assets Less Liabilities – (4.0)%	(12,737,793)
	Net Assets – 100%	$319,771,523

30	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $11,964,996.

(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

NUVEEN	31

Nuveen Mid Cap Growth Opportunities Fund

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.7%

	COMMON STOCKS – 99.7%

	Aerospace & Defense – 1.4%

47,579	TransDigm Group Inc., (2)	$12,963,374

	Airlines – 1.3%

162,905	Alaska Air Group, Inc.	11,764,999

	Beverages – 1.1%

60,743	Monster Beverage Corporation, (2)	8,767,645

	Biotechnology – 2.5%

69,520	BioMarin Pharmaceutical Inc., (2)	5,597,750

128,702	Incyte Pharmaceuticals Inc., (2)	11,193,213

71,303	Vertex Pharmaceuticals Inc., (2)	5,409,046
	Total Biotechnology	22,200,009

	Building Products – 2.9%

467,547	Masco Corporation	14,437,851

262,882	Smith AO Corporation	11,874,380
	Total Building Products	26,312,231

	Capital Markets – 7.4%

190,855	CBOE Holdings Inc.	12,063,945

236,370	E*Trade Group Inc., (2)	6,656,179

34,228	Intercontinental Exchange Group, Inc.	9,254,909

147,422	MSCI Inc., Class A Shares	11,821,770

158,286	NASDAQ Stock Market, Inc.	10,125,555

135,942	S&P Global, Inc.	16,564,533
	Total Capital Markets	66,486,891

	Chemicals – 1.7%

63,976	Sherwin-Williams Company	15,665,163

	Commercial Services & Supplies – 2.6%

103,995	Cintas Corporation	11,093,147

276,003	KAR Auction Services Inc.	11,752,208
	Total Commercial Services & Supplies	22,845,355

	Communications Equipment – 2.3%

89,588	Harris Corporation	7,992,145

79,282	Palo Alto Networks, Incorporated, (2)	12,195,950
	Total Communications Equipment	20,188,095

32	NUVEEN

Shares	Description (1)	Value

	Containers & Packaging – 1.7%

85,531	Ball Corporation	$6,591,874

194,701	Sealed Air Corporation	8,884,207
	Total Containers & Packaging	15,476,081

	Distributors – 1.6%

443,997	LKQ Corporation, (2)	14,332,223

	Diversified Consumer Services – 1.2%

663,557	LifeLock, Incorporated, (2), (3)	10,683,268

	Diversified Telecommunication Services – 1.2%

95,281	SBA Communications Corporation, (2)	10,793,432

	Electrical Equipment – 0.9%

31,385	Acuity Brands Inc.	7,016,744

	Electronic Equipment, Instruments & Comp – 1.7%

232,740	Amphenol Corporation, Class A	15,344,548

	Equity Real Estate Investment Trusts – 1.1%

207,971	CyrusOne Inc.	9,277,586

	Health Care Equipment & Supplies – 5.4%

73,976	Abiomed, Inc., (2)	7,766,740

59,421	C. R. Bard, Inc.	12,875,342

45,555	DexCom, Inc., (2)	3,564,223

109,847	Edwards Lifesciences Corporation, (2)	10,459,631

389,992	Hologic Inc., (2)	14,043,612
	Total Health Care Equipment & Supplies	48,709,548

	Health Care Providers & Services – 1.8%

196,537	Acadia Healthcare Company Inc., (2), (3)	7,067,471

149,283	Centene Corporation, (2)	9,327,202
	Total Health Care Providers & Services	16,394,673

	Hotels, Restaurants & Leisure – 3.5%

78,554	Marriott International, Inc., Class A	5,396,660

516,039	MGM Resorts International Inc., (2)	13,504,741

135,563	Wynn Resorts Ltd	12,817,482
	Total Hotels, Restaurants & Leisure	31,718,883

	Household Durables – 2.8%

400,105	D.R. Horton, Inc.	11,535,027

71,042	Mohawk Industries Inc., (2)	13,093,041
	Total Household Durables	24,628,068

	Internet and Direct Marketing Retail – 1.6%

113,585	Expedia, Inc.	14,678,590

NUVEEN	33

Nuveen Mid Cap Growth Opportunities Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	IT Services – 9.1%

64,975	Alliance Data Systems Corporation	$13,285,438

191,865	Fidelity National Information Services	14,182,661

565,437	First Data Corporation, Class A Shares, (2)	7,910,464

72,659	FleetCor Technologies Inc., (2), (3)	12,737,123

181,287	Gartner Inc., (2)	15,597,933

359,821	Total System Services Inc.	17,947,873
	Total IT Services	81,661,492

	Life Sciences Tools & Services – 4.1%

577,061	Accelerate Diagnostics Inc., (2)	12,262,546

189,819	Quintiles Transnational Corporation, (2)	13,617,615

75,044	Waters Corporation, (2)	10,441,622
	Total Life Sciences Tools & Services	36,321,783

	Machinery – 3.9%

106,457	Nordson Corporation	10,659,539

84,938	Snap-on Incorporated	13,088,946

100,586	Stanley Black & Decker Inc.	11,450,710
	Total Machinery	35,199,195

	Media – 5.4%

471,573	Discovery Communications inc., Class A Shares, (2), (3)	12,312,771

404,230	Interpublic Group of Companies, Inc.	9,050,710

142,831	Liberty Broadband Corporation, Class A Shares, (2)	9,276,873

311,862	Liberty Sirius Group, Class-A Shares, (2)	10,375,649

1,797,085	Sirius XM Holdings Inc., (3)	7,493,844
	Total Media	48,509,847

	Multiline Retail – 1.7%

206,005	Dollar Tree Stores Inc., (2)	15,563,678

	Oil, Gas & Consumable Fuels – 1.3%

357,357	Parsley Energy Inc. Class A Shares, (2)	11,757,045

	Pharmaceuticals – 1.1%

179,034	Medicines Company, (2), (3)	5,899,170

280,709	Nektar Therapautics, (2)	3,480,792
	Total Pharmaceuticals	9,379,962

	Professional Services – 3.8%

141,344	Equifax Inc.	17,522,416

195,342	Nielsen Holdings PLC	8,794,297

257,484	TransUnion, (2)	8,043,800
	Total Professional Services	34,360,513

34	NUVEEN

Shares	Description (1)	Value

	Road & Rail – 1.3%

145,560	J.B. Hunt Transports Serives Inc.	$11,879,152

	Semiconductors & Semiconductor Equipment – 3.4%

141,692	Lam Research Corporation	13,724,287

181,569	MA-COM Technology Solutions Holdings Incorporated, (2)	6,674,476

248,587	Microsemi Corporation, (2)	10,472,970
	Total Semiconductors & Semiconductor Equipment	30,871,733

	Software – 9.1%

248,607	Activision Blizzard Inc.	10,732,364

182,730	Citrix Systems, (2)	15,495,504

140,711	Cyberark Software Limited, (2), (3)	6,578,239

228,567	Electronic Arts Inc., (2)	17,947,081

86,115	Intuit, Inc.	9,364,145

60,226	Parametric Technology Corporation, (2)	2,857,121

109,519	Red Hat, Inc., (2)	8,482,247

114,506	ServiceNow Inc., (2)	10,066,222
	Total Software	81,522,923

	Specialty Retail – 6.7%

173,321	Foot Locker, Inc.	11,572,643

429,888	Michaels Cos Inc., (2)	9,994,896

60,474	O’Reilly Automotive Inc., (2)	15,991,745

177,672	Ross Stores, Inc.	11,111,607

45,816	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	11,148,865
	Total Specialty Retail	59,819,756

	Thrifts & Mortgage Finance – 1.1%

500,174	BofI Holdings, Inc., (2), (3)	9,318,242
	Total Long-Term Investments (cost $789,306,543)	892,412,727

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 5.2%

	MONEY MARKET FUND – 5.2%

46,611,706	First American Government Obligations Fund, Class X, 0.283%, (4), (5)	$46,611,706
	Total Investments Purchased with Colateral from Securities Lending (cost $46,611,706)	46,611,706

NUVEEN	35

Nuveen Mid Cap Growth Opportunities Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 1.4%

	MONEY MARKET FUNDS – 1.4%

12,397,841	First American Treasury Obligations Fund, Class Z, 0.222%, (4)	$12,397,841
	Total Short-Term Investments (cost $12,397,841)	12,397,841
	Total Investments (cost $848,316,090) – 106.3%	951,422,274
	Other Assets Less Liabilities – (6.3)%	(56,267,537)
	Net Assets – 100%	$895,154,737

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $45,481,074.

(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

36	NUVEEN

Nuveen Small Cap Growth Opportunities Fund

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.4%

	COMMON STOCKS – 96.4%

	Banks – 4.4%

35,481	Bank of the Ozarks, Inc.	$1,311,378

41,378	Cathay General Bancorp.	1,239,271

35,949	Western Alliance Bancorporation, (2)	1,343,055
	Total Banks	3,893,704

	Biotechnology – 6.1%

24,195	Alder Biopharmaceuticals Inc., (2), (3)	586,729

11,002	Bluebird Bio Inc., (2), (3)	525,346

14,487	Five Prime Therapeutics Inc., (2)	703,054

9,558	Kite Pharma Inc., (2), (3)	423,324

13,105	Neurocrine Biosciences Inc., (2)	573,606

11,931	Prothena Corporation PLC, (2), (3)	570,540

8,535	Radius Health Inc., (2), (3)	366,322

8,092	Sarepta Therapautics Inc., (2), (3)	317,530

6,684	Tesaro Inc., (2), (3)	807,962

9,316	Ultragenyx Pharmaceutical Inc., (2)	549,551
	Total Biotechnology	5,423,964

	Building Products – 1.4%

62,701	Continental Building Products Inc., (2)	1,282,235

	Capital Markets – 1.8%

30,093	Evercore Partners Inc.	1,617,498

	Chemicals – 1.3%

39,961	PolyOne Corporation	1,168,060

	Commercial Services & Supplies – 2.8%

29,676	HNI Corporation	1,206,626

80,872	Interface, Inc.	1,281,821
	Total Commercial Services & Supplies	2,488,447

	Communications Equipment – 4.4%

100,450	IXIA	1,200,378

37,733	Lumentum Holdings Inc., (2)	1,267,829

27,126	Plantronics Inc.	1,402,685
	Total Communications Equipment	3,870,892

	Construction & Engineering – 1.2%

35,929	MasTec Inc., (2)	1,025,773

NUVEEN	37

Nuveen Small Cap Growth Opportunities Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Containers & Packaging – 1.0%

20,597	Berry Plastics Corporation, (2)	$901,119

	Distributors – 1.0%

9,222	Pool Corporation	853,773

	Diversified Telecommunication Services – 1.5%

35,532	Cogent Communications Group, Inc.	1,311,131

	Electrical Equipment – 1.5%

34,999	Generac Holdings Inc., (2)	1,333,112

	Electronic Equipment, Instruments & Comp – 2.4%

41,873	National Instruments Corporation	1,176,213

36,376	Orbotech, Limited, (2)	996,702
	Total Electronic Equipment, Instruments & Comp	2,172,915

	Equity Real Estate Investment Trusts – 3.5%

23,131	Dupont Fabros Technology Inc.	943,976

11,026	PS Business Parks Inc.	1,210,545

52,631	Ramco-Gershenson Properties Trust	912,622
	Total Equity Real Estate Investment Trusts	3,067,143

	Food Products – 3.0%

37,966	Snyders Lance Inc.	1,350,451

15,305	Treehouse Foods Inc., (2)	1,338,881
	Total Food Products	2,689,332

	Health Care Equipment & Supplies – 9.6%

46,515	AtriCure, Inc., (2), (3)	848,434

87,368	Endologix, Inc., (2), (3)	913,869

35,185	Glaukos Corporation, (2)	1,175,179

29,796	Insulet Corporation, (2)	1,106,028

61,812	K2M Group Holdings Inc., (2)	1,055,131

59,909	Merit Medical Systems, Inc., (2)	1,315,003

11,572	Nevro Corporation, (2), (3)	1,063,698

45,556	Nxstage Medical, Inc., (2)	1,035,943
	Total Health Care Equipment & Supplies	8,513,285

	Health Care Providers & Services – 4.4%

27,964	Amedisys, Inc., (2)	1,209,723

36,612	Diplomat Pharmacy, Inc., (2), (3)	848,300

29,135	Surgical Care Affiliates Inc., (2)	1,246,687

37,146	Teladoc, Inc., (2), (3)	603,623
	Total Health Care Providers & Services	3,908,333

	Health Care Technology – 1.6%

67,225	HMS Holdings Corporation, (2)	1,416,431

38	NUVEEN

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 3.9%

37,022	BJ’s Restaurants, Inc., (2)	$1,336,494

8,419	Buffalo Wild Wings, Inc., (2)	1,226,227

9,551	Jack in the Box Inc., Term Loan	895,215
	Total Hotels, Restaurants & Leisure	3,457,936

	Internet Software & Services – 6.6%

29,739	Cornerstone OnDemand Inc., (2)	1,228,221

38,600	Envestnet Inc., (2)	1,364,510

11,002	LogMeIn Inc., (2)	1,045,190

52,085	Mimecast Limited, (2)	1,054,200

18,381	SPS Commerce Inc., (2)	1,146,607
	Total Internet Software & Services	5,838,728

	IT Services – 1.2%

57,765	Perficient, Inc., (2)	1,075,007

	Leisure Products – 1.1%

23,181	Brunswick Corporation	1,008,374

	Life Sciences Tools & Services – 1.1%

47,483	Accelerate Diagnostics Inc., (2), (3)	1,009,014

	Machinery – 4.5%

21,558	CLARCOR, Inc.	1,341,123

27,659	ESCO Technologies Inc.	1,232,208

82,965	NN, Incorporated	1,464,331
	Total Machinery	4,037,662

	Oil, Gas & Consumable Fuels – 1.2%

29,866	RSP Permian Inc., (2)	1,078,163

	Personal Products – 0.5%

17,547	e.l.f. Beauty, Incorporated, (2)	453,765

	Pharmaceuticals – 0.6%

13,909	Aerie Pharmaceuticals Inc., (2)	462,474

	Professional Services – 2.5%

29,843	FTI Consulting Inc., (2)	1,162,683

51,626	Korn Ferry International	1,052,654
	Total Professional Services	2,215,337

	Semiconductors & Semiconductor Equipment – 7.7%

49,529	Maxlinear Inc., (2)	926,688

28,903	Mellanox Technologies, Limited, (2)	1,254,390

22,093	Microsemi Corporation, (2)	930,778

29,239	MKS Instruments Inc.	1,475,107

44,586	Semtech Corporation, (2)	1,078,981

NUVEEN	39

Nuveen Small Cap Growth Opportunities Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment (continued)

49,472	Teradyne Inc.	$1,152,203
	Total Semiconductors & Semiconductor Equipment	6,818,147

	Software – 10.3%

62,049	Barracuda Networks Inc., (2)	1,446,983

30,231	Broadsoft Inc., (2)	1,256,098

31,110	CommVault Systems, Inc., (2)	1,664,384

25,502	Cyberark Software Limited, (2), (3)	1,192,219

12,890	Proofpoint, Incorporated, (2), (3)	1,010,318

56,734	RealPage Inc., (2)	1,543,164

29,262	Synchronoss Technologies, Inc., (2)	1,074,208

591,081	VideoPropulsion Inc., (2), (4)	1
	Total Software	9,187,375

	Specialty Retail – 0.9%

49,207	Tile Shop Holdings Inc., (2)	834,059

	Textiles Apparel & Luxury Goods – 1.4%

36,347	Steven Madden Limited, (2)	1,213,989
	Total Long-Term Investments (cost $76,046,697)	85,627,177

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 10.6%

	MONEY MARKET FUNDS – 10.6%

9,455,033	First American Government Obligations Fund, Class X, 0.283%, (5), (6)	$9,455,033
	Total Investments Purchased with Collateral from Securities Lending (cost $9,455,033)	9,455,033

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 4.1%

	MONEY MARKET FUNDS – 4.1%

3,631,946	First American Treasury Obligations Fund, Class Z, 0.222%, (5)	$3,631,946
	Total Short-Term Investments (cost $3,631,946)	3,631,946
	Total Investments (cost $89,133,676) – 111.1%	98,714,156
	Other Assets Less Liabilities – (11.1)%	(9,864,500)
	Net Assets – 100%	$88,849,656

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $9,193,294.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

40	NUVEEN

Statement of

Assets and Liabilities	October 31, 2016

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Assets
Long-term investments, at value (cost $227,199,295, $789,306,543, and $76,046,697, respectively)	$317,699,599	$892,412,727	$85,627,177
Investments purchased with collateral from securities lending, at value (cost approximates value)	12,272,813	46,611,706	9,455,033
Short-term investments, at value (cost approximates value)	2,536,904	12,397,841	3,631,946
Receivables:
Dividends	215,569	1,489,120	5,390
Due from broker	3,435	7,798	13,843
Interest	189	1,264	526
Investments sold	2,348,114	5,730,491	455,300
Reclaims	10,527	—	—
Shares sold	192,517	1,238,374	16,563
Other assets	56,140	88,236	36,010
Total assets	335,335,807	959,977,557	99,241,788
Liabilities
Payables for:
Collateral from securities lending program	12,272,813	46,611,706	9,455,033
Investments purchased	2,097,116	14,884,216	790,120
Shares redeemed	773,359	2,176,650	20,746
Accrued expenses:
Directors fees	24,650	56,442	827
Management fees	210,265	562,877	65,023
12b-1 distribution and service fees	32,328	101,089	9,272
Other	153,753	429,840	51,111
Total liabilities	15,564,284	64,822,820	10,392,132
Net assets	$319,771,523	$895,154,737	$88,849,656
Class A Shares
Net assets	$92,207,803	$280,681,459	$31,255,450
Shares outstanding	3,105,316	7,778,136	1,570,733
Net asset value (“NAV”) per share	$29.69	$36.09	$19.90
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$31.50	$38.29	$21.11
Class C Shares
Net assets	$10,598,801	$16,955,990	$1,970,968
Shares outstanding	430,334	589,947	123,011
NAV and offering price per share	$24.63	$28.74	$16.02
Class R3 Shares
Net assets	$6,456,726	$55,093,006	$1,630,849
Shares outstanding	227,485	1,613,530	85,988
NAV and offering price per share	$28.38	$34.14	$18.97
Class R6 Shares
Net assets	$15,868,579	$50,677,223	$19,524,067
Shares outstanding	489,514	1,203,397	850,383
NAV and offering price per share	$32.42	$42.11	$22.96
Class I Shares
Net assets	$194,639,614	$491,747,059	$34,468,322
Shares outstanding	6,032,445	11,745,366	1,502,351
NAV and offering price per share	$32.27	$41.87	$22.94
Net Assets Consist of:
Capital paid-in	$193,388,208	$761,914,161	$79,687,467
Undistributed (Over-distribution of) net investment income	(108,808)	(1,700,163)	(321,130)
Accumulated net realized gain (loss)	35,991,819	31,834,555	(97,161)
Net unrealized appreciation (depreciation)	90,500,304	103,106,184	9,580,480
Net Assets	$319,771,523	$895,154,737	$88,849,656
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

See accompanying notes to financial statements.

NUVEEN	41

Statement of

Operations	Year Ended October 31, 2016

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Investment Income
Dividend and interest income (net of foreign tax withheld of $13,452, $15,069 and $—, respectively)	$4,029,449	$8,535,595	$513,014
Securities lending income, net	103,141	944,898	304,220
Total investment income	4,132,590	9,480,493	817,234
Expenses
Management fees	3,058,948	8,471,242	857,321
12b-1 service fees — Class A Shares	258,952	796,364	78,303
12b-1 distribution and service fees — Class C Shares	127,659	189,363	20,561
12b-1 distribution and service fees — Class R3 Shares	32,738	289,200	6,721
Shareholder servicing agent fees	453,281	1,544,562	124,683
Custodian fees	42,970	103,191	14,600
Directors fees	10,913	28,378	2,580
Professional fees	49,233	95,894	26,719
Shareholder reporting expenses	49,949	79,879	18,402
Federal and state registration fees	72,209	83,894	58,474
Other	15,925	31,936	3,819
Total expenses before fee waiver/expense reimbursement	4,172,777	11,713,903	1,212,183
Fee waiver/expense reimbursement	—	(192,574)	(50,590)
Net expenses	4,172,777	11,521,329	1,161,593
Net investment income (loss)	(40,187)	(2,040,836)	(344,359)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	44,904,829	39,438,510	230,549
Change in net unrealized appreciation (depreciation) of investments	(55,738,026)	(84,112,052)	1,751,276
Net realized and unrealized gain (loss)	(10,833,197)	(44,673,542)	1,981,825
Net increase (decrease) in net assets from operations	$(10,873,384)	$(46,714,378)	$1,637,466

See accompanying notes to financial statements.

42	NUVEEN

Statement of

Changes in Net Assets

	Large Cap Growth Opportunities		Mid Cap Growth Opportunities		Small Cap Growth Opportunities
	Year Ended 10/31/16	Year Ended 10/31/15	Year Ended 10/31/16	Year Ended 10/31/15	Year Ended 10/31/16	Year Ended 10/31/15
Operations
Net investment income (loss)	$(40,187)	$(153,886)	$(2,040,836)	$(7,547,050)	$(344,359)	$(884,764)
Net realized gain (loss) from investments	44,904,829	81,224,898	39,438,510	93,276,543	230,549	9,729,822
Change in net unrealized appreciation (depreciation) of investments	(55,738,026)	(25,402,229)	(84,112,052)	(37,039,615)	1,751,276	(8,261,028)
Net increase (decrease) in net assets from operations	(10,873,384)	55,668,783	(46,714,378)	48,689,878	1,637,466	584,030
Distributions to Shareholders
From net investment income:
Class A Shares	(1,326,762)	—	—	—	—	—
Class C Shares	(44,124)	—	—	—	—	—
Class R3 Shares	(69,770)	—	—	—	—	—
Class R6 Shares	(252,750)	—	—	—	—	—
Class I Shares	(4,043,340)	—	—	—	—	—
From accumulated net realized gains:
Class A Shares	(20,516,896)	(23,403,600)	(29,764,786)	(63,095,209)	(3,119,388)	(4,471,368)
Class C Shares	(3,078,627)	(2,680,855)	(2,169,779)	(4,791,958)	(257,365)	(319,340)
Class R3 Shares	(1,454,143)	(1,555,935)	(5,269,991)	(11,403,833)	(141,730)	(245,744)
Class R6 Shares	(3,020,951)	(3,364,017)	(2,160,039)	(2,495,372)	—	—
Class I Shares	(50,204,420)	(58,751,935)	(50,466,827)	(123,471,077)	(5,003,863)	(6,745,694)
Decrease in net assets from distributions to shareholders	(84,011,783)	(89,756,342)	(89,831,422)	(205,257,449)	(8,522,346)	(11,782,146)
Fund Share Transactions
Proceeds from sale of shares	41,124,698	43,245,242	168,865,444	219,634,570	29,902,736	16,031,783
Proceeds from shares issued to shareholders due to reinvestment of distributions	60,048,952	63,521,406	81,262,369	180,877,868	7,074,849	9,392,517
	101,173,650	106,766,648	250,127,813	400,512,438	36,977,585	25,424,300
Cost of shares redeemed	(153,233,088)	(171,182,954)	(422,698,529)	(330,668,906)	(41,285,778)	(20,387,721)
Net increase (decrease) in net assets from Fund share transactions	(52,059,438)	(64,416,306)	(172,570,716)	69,843,532	(4,308,193)	5,036,579
Net increase (decrease) in net assets	(146,944,605)	(98,503,865)	(309,116,516)	(86,724,039)	(11,193,073)	(6,161,537)
Net assets at the beginning of period	466,716,128	565,219,993	1,204,271,253	1,290,995,292	100,042,729	106,204,266
Net assets at the end of period	$319,771,523	$466,716,128	$895,154,737	$1,204,271,253	$88,849,656	$100,042,729
Undistributed (Over-distribution of) net investment income at the end of period	$(108,808)	$5,448,515	$(1,700,163)	$(6,726,087)	$(321,130)	$—

See accompanying notes to financial statements.

NUVEEN	43

Financial

Highlights

Large Cap Growth Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (1/95)
2016	$37.55	$(0.05)	$(0.73)	$(0.78)	$(0.36)	$(6.72)	$(7.08)	$29.69
2015	40.48	(0.05)	3.99	3.94	—	(6.87)	(6.87)	37.55
2014	43.26	(0.16)	4.12	3.96	—	(6.74)	(6.74)	40.48
2013	34.09	(0.05)	9.63	9.58	—	(0.41)	(0.41)	43.26
2012	32.92	(0.13)	2.46	2.33	—	(1.16)	(1.16)	34.09
Class C (9/01)
2016	32.27	(0.23)	(0.61)	(0.84)	(0.08)	(6.72)	(6.80)	24.63
2015	35.97	(0.30)	3.47	3.17	—	(6.87)	(6.87)	32.27
2014	39.42	(0.40)	3.69	3.29	—	(6.74)	(6.74)	35.97
2013	31.34	(0.31)	8.80	8.49	—	(0.41)	(0.41)	39.42
2012	30.57	(0.35)	2.28	1.93	—	(1.16)	(1.16)	31.34
Class R3 (11/00)
2016	36.18	(0.12)	(0.70)	(0.82)	(0.26)	(6.72)	(6.98)	28.38
2015	39.33	(0.17)	3.89	3.72	—	(6.87)	(6.87)	36.18
2014	42.32	(0.25)	4.00	3.75	—	(6.74)	(6.74)	39.33
2013	33.44	(0.14)	9.43	9.29	—	(0.41)	(0.41)	42.32
2012	32.39	(0.22)	2.43	2.21	—	(1.16)	(1.16)	33.44
Class R6 (2/13)
2016	40.35	0.06	(0.78)	(0.72)	(0.49)	(6.72)	(7.21)	32.42
2015	42.85	0.07	4.30	4.37	—	(6.87)	(6.87)	40.35
2014	45.27	(0.02)	4.34	4.32	—	(6.74)	(6.74)	42.85
2013(d)	37.47	(0.02)	7.82	7.80	—	—	—	45.27
Class I (12/92)
2016	40.23	0.03	(0.79)	(0.76)	(0.48)	(6.72)	(7.20)	32.27
2015	42.78	0.02	4.30	4.32	—	(6.87)	(6.87)	40.23
2014	45.24	(0.06)	4.34	4.28	—	(6.74)	(6.74)	42.78
2013	35.55	0.06	10.04	10.10	—	(0.41)	(0.41)	45.24
2012	34.19	(0.04)	2.56	2.52	—	(1.16)	(1.16)	35.55

44	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(2.49)%	$92,208	1.22%		(0.16)%	1.22%		(0.16)%	60%
11.75	117,688	1.25		(0.13)	1.25		(0.13)	79
10.50	143,891	1.25		(0.40)	1.25		(0.40)	66
28.39	165,791	1.24		(0.14)	1.24		(0.14)	72
7.66	134,788	1.26		(0.42)	1.23		(0.39)	73

(3.21)	10,599	1.97		(0.91)	1.97		(0.91)	60
10.92	14,575	2.00		(0.95)	2.00		(0.95)	79
9.73	14,462	2.00		(1.15)	2.00		(1.15)	66
27.43	14,963	1.99		(0.89)	1.99		(0.89)	72
6.88	11,193	2.01		(1.16)	1.98		(1.14)	73

(2.73)	6,457	1.47		(0.41)	1.47		(0.41)	60
11.47	7,996	1.50		(0.48)	1.50		(0.48)	79
10.22	8,724	1.50		(0.64)	1.50		(0.64)	66
28.07	11,320	1.49		(0.39)	1.49		(0.39)	72
7.40	9,658	1.51		(0.70)	1.48		(0.67)	73

(2.14)	15,869	0.87		0.19	0.87		0.19	60
12.14	18,632	0.91		0.17	0.91		0.17	79
10.90	22,672	0.90		(0.05)	0.90		(0.05)	66
20.82	28,966	0.91	*	(0.06)*	0.91	*	(0.06)*	72

(2.24)	194,640	0.97		0.10	0.97		0.10	60
12.05	307,826	1.00		0.05	1.00		0.05	79
10.78	375,471	1.00		(0.15)	1.00		(0.15)	66
28.69	403,480	0.99		0.14	0.99		0.14	72
7.94	418,144	1.01		(0.13)	0.98		(0.11)	73

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	45

Financial Highlights (continued)

Mid Cap Growth Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (1/95)
2016	$40.91	$(0.12)	$(1.36)	$(1.48)	$—	$(3.34)	$(3.34)	$36.09
2015	47.67	(0.31)	1.72	1.41	—	(8.17)	(8.17)	40.91
2014	51.11	(0.38)	6.09	5.71	—	(9.15)	(9.15)	47.67
2013	42.38	(0.17)	12.05	11.88	—	(3.15)	(3.15)	51.11
2012	41.36	(0.16)	2.77	2.61	—	(1.59)	(1.59)	42.38
Class C (9/01)
2016	33.50	(0.31)	(1.11)	(1.42)	—	(3.34)	(3.34)	28.74
2015	40.77	(0.52)	1.42	0.90	—	(8.17)	(8.17)	33.50
2014	45.29	(0.63)	5.26	4.63	—	(9.15)	(9.15)	40.77
2013	38.17	(0.45)	10.72	10.27	—	(3.15)	(3.15)	45.29
2012	37.70	(0.43)	2.49	2.06	—	(1.59)	(1.59)	38.17
Class R3 (12/00)
2016	38.98	(0.20)	(1.30)	(1.50)	—	(3.34)	(3.34)	34.14
2015	45.90	(0.40)	1.65	1.25	—	(8.17)	(8.17)	38.98
2014	49.65	(0.49)	5.89	5.40	—	(9.15)	(9.15)	45.90
2013	41.35	(0.27)	11.72	11.45	—	(3.15)	(3.15)	49.65
2012	40.50	(0.27)	2.71	2.44	—	(1.59)	(1.59)	41.35
Class R6 (2/13)
2016	47.00	0.06	(1.61)	(1.55)	—	(3.34)	(3.34)	42.11
2015	53.36	(0.16)	1.97	1.81	—	(8.17)	(8.17)	47.00
2014	55.97	(0.23)	6.77	6.54	—	(9.15)	(9.15)	53.36
2013(d)	46.61	(0.05)	9.41	9.36	—	—	—	55.97
Class I (12/89)
2016	46.81	(0.04)	(1.56)	(1.60)	—	(3.34)	(3.34)	41.87
2015	53.24	(0.23)	1.97	1.74	—	(8.17)	(8.17)	46.81
2014	55.93	(0.29)	6.75	6.46	—	(9.15)	(9.15)	53.24
2013	45.97	(0.06)	13.17	13.11	—	(3.15)	(3.15)	55.93
2012	44.62	(0.06)	3.00	2.94	—	(1.59)	(1.59)	45.97

46	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(3.78)%	$280,681	1.29%		(0.35)%	1.27%		(0.33)%	89%
3.68	365,394	1.30		(0.72)	1.30		(0.72)	118
12.89	371,601	1.30		(0.81)	1.30		(0.81)	106
30.27	355,086	1.30		(0.38)	1.29		(0.38)	108
6.88	306,507	1.30		(0.42)	1.27		(0.39)	113

(4.50)	16,956	2.04		(1.10)	2.02		(1.08)	89
2.91	22,284	2.05		(1.47)	2.05		(1.47)	118
12.01	24,304	2.05		(1.56)	2.05		(1.56)	106
29.33	22,181	2.05		(1.14)	2.04		(1.13)	108
6.06	17,874	2.05		(1.16)	2.02		(1.13)	113

(4.04)	55,093	1.54		(0.59)	1.52		(0.57)	89
3.43	54,866	1.55		(0.98)	1.55		(0.98)	118
12.59	64,262	1.55		(1.10)	1.55		(1.10)	106
29.97	47,168	1.55		(0.63)	1.54		(0.63)	108
6.59	38,869	1.55		(0.67)	1.52		(0.64)	113

(3.41)	50,677	0.89		0.12	0.86		0.14	89
4.09	31,167	0.92		(0.33)	0.92		(0.33)	118
13.31	16,192	0.92		(0.44)	0.92		(0.44)	106
20.12	25,874	0.92	*	(0.14)*	0.92	*	(0.14)*	108

(3.54)	491,747	1.04		(0.10)	1.02		(0.08)	89
3.95	730,560	1.05		(0.47)	1.05		(0.47)	118
13.15	814,636	1.05		(0.56)	1.05		(0.56)	106
30.60	776,915	1.05		(0.13)	1.04		(0.12)	108
7.13	744,480	1.05		(0.17)	1.02		(0.14)	113
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	47

Financial Highlights (continued)

Small Cap Growth Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/95)
2016	$21.57	$(0.10)	$0.45	$0.35	$—	$(2.02)	$(2.02)	$19.90
2015	24.41	(0.22)	0.33	0.11	—	(2.95)	(2.95)	21.57
2014	27.13	(0.26)	2.35	2.09	—	(4.81)	(4.81)	24.41
2013	21.25	(0.26)	7.93	7.67	—	(1.79)	(1.79)	27.13
2012	20.41	(0.21)	1.35	1.14	—	(0.30)	(0.30)	21.25
Class C (9/01)
2016	17.89	(0.20)	0.35	0.15	—	(2.02)	(2.02)	16.02
2015	20.89	(0.33)	0.28	(0.05)	—	(2.95)	(2.95)	17.89
2014	24.05	(0.38)	2.03	1.65	—	(4.81)	(4.81)	20.89
2013	19.17	(0.38)	7.05	6.67	—	(1.79)	(1.79)	24.05
2012	18.58	(0.34)	1.23	0.89	—	(0.30)	(0.30)	19.17
Class R3 (12/00)
2016	20.71	(0.14)	0.42	0.28	—	(2.02)	(2.02)	18.97
2015	23.60	(0.27)	0.33	0.06	—	(2.95)	(2.95)	20.71
2014	26.45	(0.31)	2.27	1.96	—	(4.81)	(4.81)	23.60
2013	20.81	(0.30)	7.73	7.43	—	(1.79)	(1.79)	26.45
2012	20.04	(0.26)	1.33	1.07	—	(0.30)	(0.30)	20.81
Class R6 (6/16)
2016(e)	21.63	(0.02)	1.35	1.33	—	—	—	22.96
Class I (8/95)
2016	24.51	(0.06)	0.51	0.45	—	(2.02)	(2.02)	22.94
2015	27.26	(0.19)	0.39	0.20	—	(2.95)	(2.95)	24.51
2014	29.68	(0.23)	2.62	2.39	—	(4.81)	(4.81)	27.26
2013	23.03	(0.21)	8.65	8.44	—	(1.79)	(1.79)	29.68
2012	22.04	(0.17)	1.46	1.29	—	(0.30)	(0.30)	23.03

48	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

1.90%	$31,255	1.48%		(0.58)%	1.42%		(0.52)%	106%
0.72	33,922	1.50		(1.00)	1.47		(0.97)	128
9.07	38,990	1.57		(1.19)	1.47		(1.09)	125
39.22	40,965	1.55		(1.17)	1.46		(1.09)	119
5.73	35,306	1.72		(1.21)	1.47		(0.97)	118

1.10	1,971	2.23		(1.32)	2.18		(1.27)	106
(0.03)	2,278	2.25		(1.75)	2.22		(1.72)	128
8.26	2,250	2.32		(1.94)	2.22		(1.84)	125
38.17	2,350	2.30		(1.91)	2.22		(1.83)	119
4.93	1,568	2.46		(1.96)	2.22		(1.72)	118

1.62	1,631	1.73		(0.83)	1.67		(0.78)	106
0.50	1,439	1.75		(1.26)	1.72		(1.23)	128
8.77	2,077	1.82		(1.44)	1.72		(1.34)	125
38.86	1,941	1.80		(1.40)	1.72		(1.32)	119
5.48	2,395	1.96		(1.46)	1.72		(1.22)	118

6.15	19,524	1.02	*	(0.29)*	0.96	*	(0.23)*	106

2.10	34,468	1.24		(0.32)	1.19		(0.26)	106
1.00	62,403	1.25		(0.75)	1.22		(0.71)	128
9.34	62,887	1.32		(0.94)	1.22		(0.84)	125
39.55	48,141	1.30		(0.90)	1.22		(0.82)	119
5.99	48,111	1.47		(0.96)	1.22		(0.72)	118

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through October 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	49

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Large Cap Growth Opportunities Fund (“Large Cap Growth Opportunities”), Nuveen Mid Cap Growth Opportunities Fund (“Mid Cap Growth Opportunities”) and Nuveen Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Funds is October 31, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolio, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

Large Cap Growth Opportunities’ investment objective is long-term growth of capital. Mid Cap Growth Opportunities’ investment objective is capital appreciation. Small Cap Growth Opportunities’ investment objective is growth of capital.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

50	NUVEEN

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) equal to 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

The Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

NUVEEN	51

Notes to Financial Statements (continued)

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors (the “Board”) and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service (“pricing service”) is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Large Cap Growth Opportunities	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$317,699,599	$—	$—		$317,699,599
Investments Purchased with Collateral from Securities Lending	12,272,813	—	—		12,272,813
Short-Term Investments:
Money Market Funds	2,536,904	—	—		2,536,904
Total	$332,509,316	$—	$—		$332,509,316

Mid Cap Growth Opportunities
Long-Term Investments*:
Common Stocks	$892,412,727	$—	$—		$892,412,727
Investments Purchased with Collateral from Securities Lending	46,611,706	—	—		46,611,706
Short-Term Investments:
Money Market Funds	12,397,841	—	—		12,397,841
Total	$951,422,274	$—	$—		$951,422,274

Small Cap Growth Opportunities
Long-Term Investments*:
Common Stocks	$85,627,176	$—	$1	**	$85,627,177
Investments Purchased with Collateral from Securities Lending	9,455,033	—	—		9,455,033
Short-Term Investments:
Money Market Funds	3,631,946	—	—		3,631,946
Total	$98,714,155	$—	$1		$98,714,156
*	Refer to Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

52	NUVEEN

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Each Fund also has the ability to recall the securities on loan at any time.

Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under each Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

The Funds’ custodian, U.S. Bank National Association, serves as its securities lending agent. Each Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Fund, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.

The following table presents the securities out on loan for the Funds, and the collateral delivered related to those securities, as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Large Cap Growth Opportunities	Common Stocks	$11,964,996	$(11,964,996)	$—
Mid Cap Growth Opportunities	Common Stocks	45,481,074	(45,481,074)	—
Small Cap Growth Opportunities	Common Stocks	9,193,294	(9,193,294)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

NUVEEN	53

Notes to Financial Statements (continued)

Securities lending fees paid by each Fund during the current fiscal period were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Securities lending fees paid	$10,281	$110,279	$40,484

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 10/31/16		Year Ended 10/31/15
Large Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	298,709	$9,006,187	293,385	$10,733,704
Class C	96,601	2,511,881	95,594	2,942,818
Class R3	51,879	1,496,322	62,194	2,236,858
Class R6	41,020	1,330,519	23,033	865,090
Class I	786,069	26,779,789	687,823	26,466,772
Shares issued to shareholders due to reinvestment of distributions:
Class A	698,514	21,462,783	686,565	23,054,856
Class C	91,518	2,328,427	63,421	1,842,376
Class R3	48,358	1,419,840	45,621	1,479,480
Class R6	91,507	3,068,118	87,371	3,142,735
Class I	951,156	31,769,784	947,393	34,001,959
	3,155,331	101,173,650	2,992,400	106,766,648
Shares redeemed:
Class A	(1,025,885)	(31,271,276)	(1,400,857)	(51,235,903)
Class C	(209,415)	(5,204,689)	(109,400)	(3,417,208)
Class R3	(93,721)	(2,614,137)	(108,635)	(3,786,733)
Class R6	(104,797)	(3,555,621)	(177,680)	(7,112,374)
Class I	(3,357,144)	(110,587,365)	(2,760,177)	(105,630,736)
	(4,790,962)	(153,233,088)	(4,556,749)	(171,182,954)
Net increase (decrease)	(1,635,631)	$(52,059,438)	(1,564,349)	$(64,416,306)

54	NUVEEN

	Year Ended 10/31/16		Year Ended 10/31/15
Mid Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,286,993	$46,257,083	1,685,601	$71,861,448
Class C	49,057	1,433,532	96,491	3,326,130
Class R3	930,527	31,797,493	483,013	19,544,907
Class R6	748,186	31,832,382	714,512	34,158,123
Class I	1,389,963	57,544,954	1,868,955	90,743,962
Shares issued to shareholders due to reinvestment of distributions:
Class A	792,841	29,200,332	1,578,073	61,923,572
Class C	66,705	1,969,787	126,736	4,099,904
Class R3	149,955	5,236,446	302,689	11,344,768
Class R6	49,885	2,136,595	53,391	2,398,848
Class I	1,001,858	42,719,209	2,256,936	101,110,776
	6,465,970	250,127,813	9,166,397	400,512,438
Shares redeemed:
Class A	(3,233,940)	(117,025,698)	(2,127,432)	(89,836,493)
Class C	(190,972)	(5,612,585)	(154,133)	(5,431,709)
Class R3	(874,522)	(29,582,220)	(778,132)	(30,838,598)
Class R6	(257,869)	(10,831,697)	(408,175)	(20,301,930)
Class I	(6,254,743)	(259,646,329)	(3,818,895)	(184,260,176)
	(10,812,046)	(422,698,529)	(7,286,767)	(330,668,906)
Net increase (decrease)	(4,346,076)	$(172,570,716)	1,879,630	$69,843,532

	Year Ended 10/31/16		Year Ended 10/31/15
Small Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	86,880	$1,652,635	74,804	$1,732,493
Class C	12,361	175,990	39,382	746,413
Class R3	55,049	1,026,498	31,859	697,321
Class R6[1] – exchanges	938,692	20,303,916	—	—
Class I	306,571	6,743,697	483,063	12,855,556
Shares issued to shareholders due to reinvestment of distributions:
Class A	156,382	3,021,304	204,286	4,310,437
Class C	15,927	249,421	17,461	307,657
Class R3	7,678	141,728	12,106	245,744
Class R6[1]	—	—	—	—
Class I	164,750	3,662,396	189,325	4,528,679
	1,744,290	36,977,585	1,052,286	25,424,300
Shares redeemed:
Class A	(244,847)	(4,712,686)	(303,868)	(7,042,087)
Class C	(32,616)	(496,420)	(37,225)	(712,570)
Class R3	(46,235)	(850,147)	(62,478)	(1,388,398)
Class R6[1]	(88,309)	(2,100,000)	—	—
Class I	(576,362)	(12,822,609)	(432,828)	(11,244,666)
Class I – exchanges	(938,692)	(20,303,916)	—	—
	(1,927,061)	(41,285,778)	(836,399)	(20,387,721)
Net increase (decrease)	(182,771)	$(4,308,193)	215,887	$5,036,579
[1]	Class R6 Shares were established on June 30, 2016.

5. Investment Transactions

Long-term purchases and sales (excluding investments purchased with collateral from securities lending) during the current fiscal period were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Purchases	$229,983,297	$899,258,832	$93,093,463
Sales	368,272,570	1,157,284,109	105,186,013

NUVEEN	55

Notes to Financial Statements (continued)

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of October 31, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Cost of investments	$242,639,299	$853,638,026	$89,614,968
Gross unrealized:
Appreciation	$95,057,173	$124,399,503	$12,768,662
Depreciation	(5,187,156)	(26,615,255)	(3,669,474)
Net unrealized appreciation (depreciation) of investments	$89,870,017	$97,784,248	$9,099,188

Permanent differences, primarily due to distribution reclasses, net operating losses, tax equalization, investments in partnerships and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2016, the Funds’ tax year end, as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Capital paid-in	$4,957,977	$(6,285,119)	$(19,569)
Undistributed (Over-distribution of) net investment income	219,610	7,066,760	23,229
Accumulated net realized gain (loss)	(5,177,587)	(781,641)	(3,660)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2016, the Funds’ tax year end, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Undistributed net ordinary income[1]	$—	$—	$—
Undistributed net long-term capital gains	36,622,106	37,156,491	384,131
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2016, and October 31, 2015 was designated for purposes of the dividends paid deduction as follows:

2016	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income[1]	$5,517,136	$—	$1,799,025
Distributions from net long-term capital gains	78,494,647	89,831,422	6,723,321

2015	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income[1]	$4,222,148	$39,080,850	$3,544,233
Distributions from net long-term capital gains	85,534,194	166,176,599	8,237,913
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

56	NUVEEN

As of October 31, 2016, the Funds’ tax year end, the Funds did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Post-October capital losses[2]	$—	$—	$—
Late-year ordinary losses[3]	$86,548	$1,650,071	$321,130
[2]	Capital losses incurred from November 1, 2015 through October 31, 2016, the Funds’ tax year end.
[3]	Ordinary losses incurred from January 1, 2016 through October 31, 2016, and/or specified losses incurred from November 1, 2015 through October 31, 2016.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

	Large Cap Growth Opportunities		Mid Cap Growth Opportunities		Small Cap Growth Opportunities
Average Daily Net Assets	(For the period November 1, 2015 through June 29, 2016)	(Effective June 30, 2016)	(For the period November 1, 2015 through June 29, 2016)	(Effective June 30, 2016)	(For the period November 1, 2015 through June 29, 2016)	(Effective June 30, 2016)
For the first $125 million	0.6500%	0.5000%	0.7000%	0.6000%	0.8000%	0.6500%
For the next $125 million	0.6375	0.4875	0.6875	0.5875	0.7875	0.6375
For the next $250 million	0.6250	0.4750	0.6750	0.5750	0.7750	0.6250
For the next $500 million	0.6125	0.4625	0.6625	0.5625	0.7625	0.6125
For the next $1 billion	0.6000	0.4500	0.6500	0.5500	0.7500	0.6000
For net assets over $2 billion	0.5750	0.4250	0.6250	0.5250	0.7250	0.5750

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level free rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets”. The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2016, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee
Large Cap Growth Opportunities	0.1998%
Mid Cap Growth Opportunities	0.1998
Small Cap Growth Opportunities	0.1998

NUVEEN	57

Notes to Financial Statements (continued)

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses, (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation expiring February 28, 2018 may be terminated or modified prior to that date only with the approval of the Board of Directors of the Funds.

Fund	Expense Cap		Expense Cap Expiration Date
Large Cap Growth Opportunities	0.89	%*	February 28, 2018
Mid Cap Growth Opportunities	0.92	*	February 28, 2018
Small Cap Growth Opportunities	1.09	**	February 28, 2018
*	Effective June 30, 2016.
**	Effective June 30, 2016. Prior to June 30, 2016, the Fund’s Expense Cap was 1.22%.

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Sales charges collected (Unaudited)	$49,249	$66,171	$12,317
Paid to financial intermediaries (Unaudited)	43,483	58,027	10,873

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Commission advances (Unaudited)	$12,749	$8,134	$2,889

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
12b-1 fees retained (Unaudited)	$14,680	$11,052	$3,592

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
CDSC retained (Unaudited)	$1,455	$959	$19

8. Borrowings Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2015, Mid Cap Growth Opportunities utilized $723,550 of the Unsecured Credit Line at an annualized interest rate of 1.68% on its outstanding balance. The remaining Funds in this report did not draw on this Unsecured Credit Line during the current fiscal period.

58	NUVEEN

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day approximately, $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, Mid Cap Growth Opportunities utilized this facility. The Fund’s average daily balance outstanding and average annual interest rate during the utilization period were $10,000,000 and 1.78%, respectively. The Fund’s maximum outstanding daily balance during the utilization period was $10,000,000. Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities. Large Cap Growth Opportunities and Small Cap Growth Opportunities did not utilize this facility during the current fiscal period.

NUVEEN	59

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Large Cap Growth Opportunities	Small Cap Growth Opportunities
% of QDI	100%	16%
% of DRD	82%	16%

Long-Term Capital Gain Distributions: The Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2016:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Long-term capital gain dividends	$83,442,983	$89,831,422	$6,723,321

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

60	NUVEEN

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

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Glossary of Terms Used in this Report (Unaudited) (continued)

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Growth Index: An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Index: A market-weighted index measuring the performance of the mid-cap segment of the equity market which includes the smallest 800 securities within the Russell 1000® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

62	NUVEEN

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Directors of each Fund (the “Board,” and each Director a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews the Investment Management Agreement and the Sub-Advisory Agreement on behalf of such Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Funds. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of the Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. The Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the funds (subject to limited exceptions) are reduced as asset levels for the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in (or, in certain cases, the adoption of) a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth, including Nuveen Large Cap Growth Opportunities Fund (the “Large Cap Fund”) and Nuveen Mid Cap Growth Opportunities Fund (the “Mid Cap Fund”), each of which reduced its management fee and adopted a temporary expense cap, and Nuveen Small Cap Growth Opportunities Fund (the “Small Cap Fund”), which reduced both its management fee and temporary expense cap.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

64	NUVEEN

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For the Large Cap Fund, the Board noted that the Fund ranked in its Performance Peer Group in the third quartile for the three- and five-year periods and the first quartile in the one-year period. In addition, although the Fund underperformed its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period. The Board determined that the Fund’s performance had been satisfactory.

For the Mid Cap Fund, the Board noted that, although the Fund underperformed its benchmark for the one-, three- and five-year periods and ranked in its Performance Peer Group in the fourth quartile in the one-year period, the Fund ranked in the third quartile in the three- and five-year periods. The Board determined that the Fund’s overall performance had been satisfactory.

For the Small Cap Fund, the Board noted that, although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in its Performance Peer Group in the third quartile in the one- and five-year periods and the second quartile in the three-year period. The Board determined that the Fund’s performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. In this regard, as noted above, the Board considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to such funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen. In this regard, the Board noted that the Adviser agreed to reduce the management fee and adopt a temporary expense cap for the Large Cap Fund and the Mid Cap Fund, and to reduce both the management fee and temporary expense cap for the Small Cap Fund.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered the fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Board noted that the Large Cap Fund had a net management fee slightly higher than its peer average but a net expense ratio in line with its peer average, the Small Cap Fund had a net management fee higher than its peer average but a net expense ratio in line with its peer average and the Mid Cap Fund had a net management fee and a net expense ratio higher than its respective peer average. The Board noted, however, that the Adviser had agreed to reduce the contractual management fee and adopt a temporary expense cap for the Large Cap Fund and the Mid Cap Fund, and to reduce both the contractual management fee and temporary expense cap for the Small Cap Fund.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, including the Sub-Adviser, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Funds had a sub-adviser, each Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Funds are paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as

66	NUVEEN

the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that subject to certain exceptions, the funds in the Nuveen complex, including the Funds, pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from expense caps (as applicable), fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year for the funds, and considered the adoption or reduction of temporary expense caps for certain funds. In this regard, the Independent Board Members noted that additional economies of scale were or would be shared with shareholders of the Funds through their temporary expense caps.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	184
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	184
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	184
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	184

NUVEEN	69

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	184
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	184
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	184
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	184
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	184

70	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	184

Interested Trustee:
William Adams IV(3) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	184
Margo L. Cook(2)(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Co-President (since October 2016), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	184

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 West Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen Investments Holdings, Inc.; Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	104
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	185
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	185

NUVEEN	71

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Vice President (since 2016), formerly, Vice President (2011- 2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	185
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	185
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	185
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	185
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	185
Christopher M. Rohrbacher 1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Senior Vice President (since 2011) formerly, Vice President (2008-2011) and Assistant General Counsel (since 2008) of Nuveen Investments Holdings, Inc.; Senior Vice President and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	185
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	185
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2011); formerly Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	104

72	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	185

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

NUVEEN	73

Notes

74	NUVEEN

Notes

NUVEEN	75

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $244 billion in assets as of September 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-FCGO-1016P        21466-INV-Y-12/17

Mutual Funds

Nuveen Equity Funds

Annual Report October 31, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Large Cap Select Fund	FLRAX	FLYCX	—	FLRYX
Nuveen Small Cap Select Fund	EMGRX	FHMCX	ASEIX	ARSTX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After a sluggish first half of 2016, the U.S. economy gained some momentum in the third quarter. In fact, it was the economy’s strongest quarterly acceleration in two years, propelled by healthy consumer spending, a temporary surge in exports and a turnaround in inventories. As the year winds down, 2016 looks on track to deliver the same steady-but-slow growth that has characterized the seven-year recovery.

A year ago, the U.S. Federal Reserve (Fed) took the first step toward policy “normalization” by raising its benchmark interest rate at its December 2015 meeting. Speculation about the Fed’s intentions since then has been a strong influence on the markets throughout 2016. After remaining on hold for a year, the Fed judged that the economy’s modest growth, the return to “full” employment and an uptick in inflation were sufficient to raise the target rate at the December 2016 meeting.

Global conditions continue to look subdued by comparison. Investors continue to adjust to the idea of a slower Chinese economy, which has helped commodity prices stabilize and lift global inflation expectations. The U.K.’s June 23rd “Brexit” vote to leave the European Union introduced a new set of economic and political uncertainties to the already fragile conditions across Europe. Moreover, there are growing concerns that global central banks’ unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently negative in Europe and Japan and near or at zero in the U.S., U.K. and elsewhere; nonetheless, growth has remained subdued.

Since the election, U.S. stocks have rallied strongly on expectations that the Republican controlled Congress and Trump administration will pursue more business friendly policies. But the details have yet to be seen. Given muted global growth, the risk of policy errors by central banks around the world, the unfolding Brexit process and an uncertain political outlook (not just in the U.S. but also in Europe), we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 22, 2016

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Large Cap Select Fund

Nuveen Small Cap Select Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc.

David Chalupnik, CFA, and Tony Burger, CFA, are the portfolio managers for the Nuveen Large Cap Select Fund. David assumed portfolio management responsibilities in 2003 and Tony joined the management team for the Fund in 2004.

Mark Traster, CFA, and Gregory Ryan, CFA, are the portfolio managers for the Nuveen Small Cap Select Fund. Mark assumed portfolio manager responsibilities in 2008 and Greg joined the portfolio management team for the Fund in 2013.

On the following pages, the portfolio management teams for the Funds discuss economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2016.

What factors affected the U.S. economy and the financial markets during the twelve-month reporting period ended October 31, 2016?

The restrained pace of growth that has defined the U.S. economic recovery since 2009 continued in the twelve-month reporting period. Growth over the previous four calendar quarters averaged below 2% (annualized), as measured by real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. For most of the reporting period, consumer spending remained healthy but was offset by the drag from the inventory cycle, lackluster business spending and weak net exports. As a result, GDP growth stayed below 1.5% from the fourth quarter of 2015 through the second quarter of 2016. However, decent consumer spending, an inventory turnaround and a short-term jump in exports contributed to a more robust gain of 3.2% in the third quarter, as reported by the “second” estimate of the Bureau of Economic Analysis.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate was little changed at 4.9% in October 2016 from 5.0% in October 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. Although consumer spending gains were rather muted in the latter half of 2015, spending surged in the second quarter of 2016. Although inflation began to accelerate slightly in the reporting period, the overall level remained low, which also contributed to consumers’ willingness to buy. The Consumer Price Index (CPI) rose 1.6% over the twelve-month reporting period ended October 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.1% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

The housing market was another bright spot in the economy. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.5% annual gain in September 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.3% and 5.1%, respectively.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

However, business investment remained soft over the reporting period. Corporate earnings growth continued to be constrained by diminished demand expectations amid sluggish U.S. and global growth, the impact of falling commodity prices and a strong U.S. dollar. Additionally, a murky outlook kept capital spending muted. Concerns about financial market turbulence in early 2016, the U.K.’s “Brexit” vote to leave the European Union (EU) and the U.S. presidential election weighed on business sentiment throughout the reporting period.

The consistent growth of the economy prompted the U.S. Federal Reserve (Fed) to raise the Fed funds rate from the zero bound range to a range of 0.25% to 0.50% in December 2015. The widely anticipated move had little impact on the financial markets. Over the remainder of the reporting period, speculation on the timing of future rate hikes drove short-term swings in the markets, including falling bond yields, rallies in the U.S. dollar and bouts of volatility in stock prices. For most of 2016, the Fed kept this rate unchanged due to concerns ranging from low inflation in the U.S. to weakening growth prospects globally and the U.K.’s Brexit vote. However, the third quarter’s strong GDP report and an uptick in inflation boosted expectations that the Fed would likely increase the target rate at the December 2016 meeting. As anticipated, subsequent to the close of the reporting period, the Fed raised the rate to a range of 0.50% to 0.75%.

Other market-moving events during the reporting period included a spike in volatility in January and February 2016 triggered by deteriorating sentiment about China’s economy, another sharp downturn in oil prices and concerns about central bank policy both in the U.S. and around the world. The Brexit referendum on June 23, 2016, also caught investors off guard. In response, U.K. sterling fell to 30-year lows and global equities tumbled while perceived safe-haven assets such as gold, the U.S. dollar and government bonds saw large inflows. However, the markets stabilized fairly quickly post-Brexit vote, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity. Following a relatively calm July and August 2016, volatility resumed in the final months of the reporting period. Investors worried whether central banks were reaching the limits of their effectiveness as global growth continues to stagnate. The health of the European banking sector came into question, renewing concerns about the potential to trigger a wider crisis. Political uncertainty increased leading up to the November U.S. presidential election, and after the close of the reporting period, the unexpected win of Donald Trump contributed to an initial sell-off across global markets. However, after digesting the “shock”, U.S. equities rallied strongly and global developed market stocks pared their losses, while emerging markets, fixed income and gold remained lower.

Despite several bouts of significant volatility, the U.S. equity market ended the twelve-month reporting period with a gain of 4.51% as measured by the S&P 500® Index. Small-cap stocks in the U.S. recovered from last year’s significant underperformance, turning in results close to their large-cap brethren with a 4.11% return according to the Russell 2000® Index. Mid-cap stocks were in the same range with a return of 4.17% as measured by the Russell Midcap® Index. Across the capitalization spectrum in the U.S., investors favored the relatively safer, more defensive areas of the market for much of the reporting period, leading value stocks to strongly outperform growth stocks. Emerging markets outpaced other developed markets overseas as investors returned to this asset class in the second half of the reporting period, largely due to commodity price stability and the ongoing search for yield and returns. The MSCI Emerging Markets Index advanced 9.67%. Meanwhile, in developed overseas markets, Europe struggled and turned in negative results, dragging down the overall return of the MSCI EAFE Index to -2.74% for the twelve-month reporting period.

Nuveen Large Cap Select Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the S&P 500® Index and outperformed the Lipper Large-Cap Core Funds Classification Average during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund pursues long-term capital appreciation by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. During the reporting period, we continued to employ our deep, rigorous research approach to find and invest in stocks that we believed had strong and/or improving fundamentals, attractive valuations and a catalyst to drive future performance. Our process focuses on constructing a portfolio that we believe offers the best opportunity to

6	NUVEEN

achieve superior, risk-adjusted returns over the long term. Throughout the reporting period, the Fund remained cyclically oriented with the most significant change in positioning coming from an approximately 9% increase in its industrial weighting. We also increased the Fund’s information technology and financial exposure to maintain overweights during the reporting period. On the other hand, we reduced the Fund’s health care and consumer discretionary exposure from overweight to underweight, while eliminating its real estate and telecommunications exposure.

The energy sector was the strongest performing area of the Fund, in part because of our focus on high quality, pure play names from the exploration and production (E&P) industry in the prolific Permian Basin in Texas. Favorable results were led by a position in Parsley Energy Inc., which produced several strong quarters of performance after beating expectations in terms of production, cost cutting and unexpected hedging premiums. The company has also surprised investors with results from its Southern Delaware Basin assets in Texas, where it now has about 41,000 net acres. A quality balance sheet provided Parsley Energy with additional liquidity, which the company used to increase capital expenditures and support completions. Our position in Pioneer Natural Resources Company also boosted the Fund’s results during the reporting period. This onshore E&P company remains one of the best names in the Permian Basin accounting for approximately one-fourth of all U.S. crude production. Pioneer managed its balance sheet well through the oil price downturn, benefiting from the shift toward gas lift and centralized facilities. Additionally, a position in Williams Companies Inc., an energy infrastructure company focused on midstream gathering and processing, was another top contributor for the Fund. Shares of the company bottomed in February 2016, but subsequently rallied through the end of the reporting period. Investors have reacted positively to a string of developments including clarification on a board transformation, sale of its Canadian assets and contract renegotiations. We believe that Williams remains a complicated turnaround story, but one that continues to have compelling return potential.

Results were modestly positive in consumer staples due to solid performance from Tyson Foods Inc., the country’s largest processor and marketer of chicken, beef and pork. Tyson’s shares advanced strongly after the company reported higher-than-expected earnings and margins coupled with increased guidance, a dividend increase and share repurchase commitments. However, we decided to exit the position this summer, given the possibility that protein producers would be coming off peak margins and that input prices such as corn and soybean meal might remain elevated in the near term.

In the utility sector, our position in NextEra Energy Inc. benefited the Fund after posting strong first-quarter results in April 2016, exceeding consensus expectations. NextEra saw strength in both its regulated and unregulated businesses as new infrastructure projects continued to come online and its renewable energy segment continued to see strong growth. We believe the company has one of the better growth profiles in utilities given its dominance in the renewable space, selling merchant power and additional pipeline contracts.

Although the Fund benefited from an overweight in information technology, stock selection generally detracted in the sector. The sector was home to one standout performer, Microsoft Corporation. Shares rallied later in the reporting period after the company reported better-than-expected revenue and earnings per share (EPS) for the final quarter of its fiscal year and guidance indicating a notable deceleration in gross margin decline. Although forward revenue guidance came in below consensus, Microsoft continued to increase its momentum in cloud computing and digital. While still a relatively small slice of the company’s revenues, the cloud business will likely drive acceleration in profitability in the long run and will be watched closely.

Stock selection detracted in financials, health care and consumer discretionary versus the S&P 500® Index. Shares of financial companies dropped sharply at the beginning of 2016, particularly in the banking industry, after concerns surrounding global economic health, plunging oil prices and the uncertain future pace of Fed interest rate increases weighed heavily on the sector. In particular, our holdings with high interest rate sensitivity or elevated capital markets exposure were negatively impacted since interest rates declined and the market continued to push out the Fed’s timeline for rate hikes. Shares of Ameriprise Financial Inc. suffered as a result of the company’s greater interest rate exposure, macro concerns, increasing competition and a slight taper in trading volumes. Also, our position in Citigroup Inc. was negatively affected by concerns about slowing equity market activity globally, which put downward pressure on its shares. We eliminated both positions during the reporting period.

Results were negative overall in the health care sector where two of the Fund’s significant laggards suffered from the general overhang in the biotechnology and pharmaceutical industries due to drug pricing concerns. The first, biotechnology firm Alexion

NUVEEN	7

Portfolio Managers’ Comments (continued)

Pharmaceuticals Inc., saw its shares sell off significantly after reporting lower-than-expected first-quarter revenue due to problems surrounding the sale of its flagship drug Soliris in Latin American markets. We believe the company’s long-term growth outlook remains on positive trajectory and continue to own Alexion Pharmaceuticals. Meanwhile, shares of Teva Pharmaceutical Industries Limited, the branded and generic drug manufacturer, were under pressure throughout the reporting period. The company’s purchase of Allergan’s generics business was delayed by several months while the Federal Trade Commission examined the acquisition more closely. Although the deal is now complete, many investors believed Teva Pharmaceutical paid too high of a price for the business. The company’s acquisition of Mexican company Rimsa also garnered scrutiny in the face of a number of issues around the deal. Shares took an additional hit after the U.S. Patent Trial and Appeal Board invalidated three of the company’s Copaxone patents under review, potentially loosening Teva Pharmaceutical’s grip on the multiple sclerosis market. As a result, we decided to eliminate this position in October 2016.

Offsetting some of the weakness in health care, the Fund benefited from our well-timed moves surrounding Allergan plc, which has been a meaningful consolidator in the specialty pharmaceutical industry. Last fall, the market speculated about a large transaction with Pfizer, which drove Allergan’s stock price higher. After the deal was formally announced, we reduced the Fund’s weight in Allergan because we anticipated a long regulatory review process for the deal. In April 2016, shares sold off sharply after the two companies announced they were scrapping the merger following the U.S. Treasury’s announcement of new tax inversion rules designed to dissuade companies from domiciling overseas to cut corporate taxes.

In the consumer discretionary sector, the Fund’s most significant laggard was a position in Signet Jewelers Limited, which was weighed down in part due to its revenue and currency exposure to the U.K. and Europe, which represents nearly 15% of its business. Shares were also pressured by fears over the company’s credit card portfolio quality, lower mall traffic and higher input costs, which resulted in investors becoming concerned about future growth prospects. After the stock recovered somewhat from its February lows, we decided to sell Signet Jewelers because we agreed that upside was likely limited due to these issues.

While results were positive overall in industrials, shares of Delta Air Lines Inc. detracted during the reporting period. Although the company reported first-quarter margins, EPS and cash flows that were in-line or a slight beat, investors were focused on passenger unit revenue, otherwise known as PRASM, which declined fairly significantly due to fare price competition. Some of the industry competition was due to lower fuel costs and some was because of aggressive expansion by smaller carriers in select markets. Because we were unsure if this issue would resolve itself in the near term, we reduced the Fund’s Delta position. However, we added back to the position in July 2016, given Delta’s strong balance sheet and consistent free cash flow. We also believed PRASM trends could turn position by the end of 2016.

Nuveen Small Cap Select Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV performed in line with the Russell 2000® Index and outperformed the Lipper Small-Cap Core Funds Classification Average during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes primarily in the common stocks of small-capitalization companies with market capitalizations of $103 million to $4.7 billion at the time of purchase. During this reporting period, we continued to execute on our strategy of investing in well run small-cap companies that we believe offer good value in order to generate competitive returns for the Fund. We continued to tap into our firm’s strong fundamental research capabilities in order to find what we believe to be the best ideas within the small-cap universe. These companies exhibit strong cash flows and attractive valuations, plus have identifiable, near-term catalysts that could be realized over the next 12 to 24 months.

8	NUVEEN

The Fund’s results were led by strong stock selection in the information technology, consumer discretionary and energy sectors. The technology sector, in particular, had quite a few standouts including CSG Systems International Inc., which provides customer care and billing solutions to the cable and direct broadcast satellite industry in North America. During the reporting period, the company reported strong results above expectations with solid net subscriber growth driving favorable revenue growth, significant margin expansion and increased free cash flow. CSG Systems also announced an incremental $50 million as part of an accelerated share repurchase program. We believe this company’s markets will continue to expand and cash flow should increase as CSG Systems leverages working capital. The Fund also experienced strong gains from its position in MKS Instruments Inc., a developer and manufacturer of instruments and process control systems that enable advanced processes and improve productivity. MKS Instruments announced a transformative acquisition of Newport Corporation, which immediately benefited the company in terms of scale and synergies. The company also benefited from strength in end-market spending in 3D NAND and leading-edge foundry. The Fund was also aided by its position in BroadSoft Inc., a provider of software that enables telecommunication carriers, cable operators and enterprises to convert from using legacy phone systems to the newer unified communications services. Investors rewarded BroadSoft’s stock in part due to the company’s addition of seven large service providers that are using its software to transform their old legacy systems to the newer Internet protocol-based unified communications. Finally, the Fund experienced strong results from a position in Fleetmatics Group Limited, a provider of software-as-a-service (SaaS) fleet management solutions that help mainly small businesses to improve their fleet productivity. During the reporting period, Verizon Communications announced an offer to buy Fleetmatics for $60 per share, which was a significant premium over its recent price. The deal closed after the reporting period ended in early November.

Stock selection was also strong overall in consumer discretionary where the Fund benefited from a position in Capella Education Company, a for-profit online education provider catering to working adults seeking mostly advanced degrees. Following disappointing fourth-quarter guidance from management last October 2015, expectations and valuation for Capella Education were quite low. The company reported first-quarter results in April 2016, that were materially above expectations, driven largely by better profit margins and essentially inline guidance for the second quarter. Shortly after, Capella Education announced two small, but interesting acquisitions that should help accelerate revenue growth this year and in the future. The company has benefited from its FlexPath program. After the end of the reporting period, we exited the Fund’s position in Capella Education because the stock had hit our price target and the valuation appeared stretched at that level. Additionally, the Fund experienced positive results from its position in Texas Roadhouse Inc., a high quality operator of moderately priced steak restaurants. The company reported fourth-quarter results that were modestly ahead of expectations. These results, coupled with positive commentary on same-store sales trends and a favorable outlook for beef prices, which make up half of the company’s food costs, helped propel the stock during the reporting period. We exited the Fund’s Texas Roadhouse position due to valuation.

Energy was the worst performing sector in the Russell 2000® Index, down more than 16% during the reporting period. We saw particularly favorable results from our stock selection in the exploration and production industry, where we focused the Fund’s exposure in high quality, pure play Permian Basin names such as Callon Petroleum Company. The stock’s discount to its peer group narrowed after the management team delivered on strong operating results, while hitting its promised milestone of cash flow neutrality. Importantly, Callon Petroleum built out its inventory base with the establishment of a new core region in the Permian Basin via an acquisition. The deal was financed with equity in order to preserve the company’s solid balance sheet and liquidity position. Given that Callon Petroleum’s management team has multiple other levers to use to improve on the economics assumed in the acquisition underwriting, we remained invested in this stock.

On the other hand, results were weak in the financial, consumer staples and real estate investment trust (REIT) sectors during the reporting period. The financial sector was the most noteworthy drag on relative results, mainly due to our position in annuity focused firm American Equity Investment Life Holding Company. The stock’s volatility was primarily the result of industry noise regarding the Department of Labor’s fiduciary proposals and how these may or may not impact industry players. In addition, credit spread widening negatively impacted the perceived value of firms like American Equity Life, given its energy and material holdings. However, we remained holders because of the continued operating strength seen in annuity sales.

The consumer staples sector also detracted as a whole, with the main drag resulting from our position in natural and organic food company SunOpta, Inc. The company manufactures private-label packaged goods for companies like Trader Joes, Target and Costco. Earlier in the reporting period, the company reported disappointing results after sales and margins for its consumer products

NUVEEN	9

Portfolio Managers’ Comments (continued)

division came in well below expectations due to excess capacity within the group. Although we began to see improvement from this division as the reporting period progressed, SunOpta had a food safety recall in its roasted sunflower business, which led to negative sentiment given prior operational miscues. Because the company was unable to predict how big the financial impact of this recall could be, we decided to exit our position.

In the newly formed REITs sector, which was recently carved out of the broader financial services sector, the Fund’s position in Life Storage Inc. detracted. The company, which was formerly known as Sovran Storage, announced a major acquisition during the reporting period along with the rebranding of its franchise. However, dilution from issuing equity and debt to fund the acquisition was seen as a near-term negative, despite Life Storage’s strong same-store net operating income and occupancy improvements during the reporting period. We maintained our position in this name given the integration opportunities from acquisitions made to date, coupled with stability in the energy patch, which should benefit the company’s Houston exposure in its portfolio. We also believe the franchise trades at an attractive discount valuation relative to its peers.

At the macro level, health care was the second worst performing sector in the Russell 2000® Index behind energy, down more than 7% during the reporting period. Although our health care holdings modestly trailed overall on a relative basis, the sector was home to several significant movers in both directions. On the positive side, NxStage Medical, Inc., the provider of home hemodialysis and critical care solutions, reported first-quarter results that were slightly ahead of expectations. Its shares also benefited from the extension of a major contract with a nationally-recognized in-center dialysis chain as well as an improvement in training fees for the benefit, which may ultimately lead to increased reimbursement. Although we reduced the Fund’s weight in NxStage Medical after its valuation approached our price objective, we have maintained a position due to the company’s significant catalysts and growth opportunities. On the other hand, shares of ConforMIS Inc., an emerging manufacturer of custom 3D-printed knee implants, traded sharply lower. The company reported in-line first-quarter results coupled with a sizeable reduction in annual revenue guidance at the hands of last year’s recall of surgical instruments. ConforMIS also announced that its founding CEO would be replaced. Because the near-term catalysts for the company have been pushed out, we exited our position.

While the consumer discretionary sector was generally a source of strength for the Fund, it also had several laggards during the reporting period including home accessories and furnishings retailer Kirkland’s Inc. The company reported a miss in its first-quarter results on lower margins due to higher promotions, reduced traffic and new store openings. However, we remained holders given the attractive relative valuation and catalyst tailwinds, including inventory management coupled with the company’s new third-party dropship capabilities. We also like Kirkland’s for its positioning as a beneficiary of increased housing-related spending. Shares of Express Inc., a leading contemporary apparel retailer, dropped following disappointing second-quarter results, marking the second consecutive miss at the hands of increased on-line competition and fashion miscues. Given the lack of visibility and an identifiable catalyst, we exited the position.

The industrials sector was modestly positive, but home to one big mover in each direction. In the construction and engineering group, MasTec Inc., a major North American end-to-end energy and telecommunications infrastructure service provider, performed well during the reporting period. The company reported very strong results driven by robust growth in the communications and oil/gas segments. MasTec also experienced a 31% increase in its backlog, which should support accelerating topline growth through the end of this year and into 2017. On the other hand, shares of Korn/Ferry International, the world’s largest executive search firm, were sent sharply lower despite in-line financial results. Management highlighted the potential for a pause in hiring decisions in both Europe and North America stemming from the Brexit vote. However, we believe the market overly discounted what seems to be a pause in hiring versus a material downturn in overall demand. We decided to stick with Korn/Ferry, but lowered the Fund’s weight and continue to monitor the situation closely.

10	NUVEEN

Risk Considerations

Nuveen Large Cap Select Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, and common stock risk. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

Nuveen Small Cap Select Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, IPO risk, and common stock risk. Small-cap stocks are subject to greater volatility and liquidity risks. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

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12	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	13

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of term used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.40%	12.91%	5.42%
Class A Shares at maximum Offering Price	(2.56)%	11.57%	4.79%
S&P 500® Index	4.51%	13.57%	6.70%
Lipper Large-Cap Core Funds Classification Average	2.53%	11.98%	5.90%

Class C Shares	2.64%	12.07%	4.60%
Class I Shares	3.69%	13.21%	5.69%

Average Annual Total Returns as of September 30, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	13.58%	16.11%	5.90%
Class A Shares at maximum Offering Price	7.07%	14.75%	5.28%
Class C Shares	12.72%	15.24%	5.08%
Class I Shares	13.86%	16.41%	6.17%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.18%	1.93%	0.93%
Net Expense Ratios	1.14%	1.89%	0.89%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2018, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.89% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

14	NUVEEN

Growth of an Assumed $10,000 Investment as of October 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	15

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of term used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	4.05%	11.03%	5.55%
Class A Shares at maximum Offering Price	(1.92)%	9.73%	4.93%
Russell 2000® Index	4.11%	11.51%	5.96%
Lipper Small-Cap Core Funds Classification Average	3.01%	10.67%	5.89%

Class C Shares	3.37%	10.21%	4.76%
Class R3 Shares	3.76%	10.75%	5.28%
Class I Shares	4.33%	11.32%	5.81%

Average Annual Total Returns as of September 30, 2016 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	17.00%	15.62%	6.47%
Class A Shares at maximum Offering Price	10.25%	14.26%	5.84%
Class C Shares	16.15%	14.76%	5.68%
Class R3 Shares	16.76%	15.37%	6.21%
Class I Shares	17.23%	15.91%	6.73%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.46%	2.21%	1.71%	1.21%

16	NUVEEN

Growth of an Assumed $10,000 Investment as of October 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	17

Holding

Summaries as of October 31, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Large Cap Select Fund

Fund Allocation

(% of net assets)

Common Stocks	99.4%
Money Market Funds	0.4%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Software	10.4%
Banks	9.6%
Technology Hardware, Storage & Peripherals	6.5%
Capital Markets	5.9%
Chemicals	5.1%
Oil, Gas & Consumable Fuels	4.8%
Internet Software & Services	4.6%
Biotechnology	4.3%
Internet and Direct Marketing Retail	4.2%
Semiconductors & Semiconductor Equipment	3.9%
Health Care Equipment & Supplies	3.6%
IT Services	2.9%
Health Care Providers & Services	2.9%
Airlines	2.7%
Pharmaceuticals	2.6%
Machinery	2.4%
Hotels, Restaurants & Leisure	2.3%
Electrical Equipment	2.2%
Other	18.5%
Money Market Funds	0.4%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Microsoft Corporation	5.5%
Apple, Inc.	5.3%
Bank of America Corporation	3.9%
JPMorgan Chase & Co.	3.2%
Alphabet Inc., Class A	3.0%

18	NUVEEN

Nuveen Small Cap Select Fund

Fund Allocation

(% of net assets)

Common Stocks	97.8%
Investments Purchased with Collateral from Securities Lending	7.9%
Money Market Funds	3.1%
Other Assets Less Liabilities	(8.8)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	10.5%
Equity Real Estate Investment Trusts	7.5%
Software	5.4%
Health Care Providers & Services	4.7%
Hotels, Restaurants & Leisure	4.5%
Machinery	4.3%
Internet Software & Services	4.1%
Semiconductors & Semiconductor Equipment	3.8%
Biotechnology	3.8%
Insurance	3.6%
Health Care Equipment & Supplies	2.9%
Food Products	2.9%
Communications Equipment	2.9%
Oil, Gas & Consumable Fuels	2.8%
Commercial Services & Supplies	2.7%
Textiles, Apparel & Luxury Goods	2.5%
Electric Utilities	2.4%
Professional Services	2.4%
Electrical Equipment	2.2%
Life Sciences Tools & Services	2.0%
Other	19.9%
Investments Purchased with Collateral from Securities Lending	7.9%
Money Market Funds	3.1%
Other Assets Less Liabilities	(8.8)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Synchronoss Technologies, Inc.	1.8%
Plantronics Inc.	1.7%
Snyders Lance Inc.	1.7%
NeuStar, Inc.	1.6%
CommVault Systems, Inc.	1.6%

NUVEEN	19

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2016.

The beginning of the period is May 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Select Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,058.30	$1,054.30	$1,059.90
Expenses Incurred During the Period	$6.05	$9.91	$4.76
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.25	$1,015.48	$1,020.51
Expenses Incurred During the Period	$5.94	$9.73	$4.67

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92% and 0.92% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

20	NUVEEN

Nuveen Small Cap Select Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,064.70	$1,061.80	$1,062.30	$1,065.40
Expenses Incurred During the Period	$7.32	$11.19	$8.61	$6.02
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.05	$1,014.28	$1,016.79	$1,019.30
Expenses Incurred During the Period	$7.15	$10.94	$8.42	$5.89

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.41%, 2.16%, 1.66% and 1.16% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

NUVEEN	21

Report of

Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Large Cap Select Fund and Nuveen Small Cap Select Fund (each a series of Nuveen Investment Funds, Inc., hereinafter referred to as the “Funds”) at October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

December 28, 2016

22	NUVEEN

Nuveen Large Cap Select Fund

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.4%

	COMMON STOCKS – 99.4%

	Aerospace & Defense – 1.6%

2,967	Lockheed Martin Corporation	$731,009

	Air Freight & Logistics – 1.7%

7,319	United Parcel Service, Inc., Class B	788,695

	Airlines – 2.7%

17,653	Delta Air Lines, Inc.	737,366

9,030	United Continental Holdings Inc., (2)	507,757
	Total Airlines	1,245,123

	Banks – 9.6%

111,424	Bank of America Corporation	1,838,496

13,166	CIT Group Inc.	478,321

21,656	JPMorgan Chase & Co.	1,499,895

46,180	KeyCorp.	652,062
	Total Banks	4,468,774

	Biotechnology – 4.3%

10,994	AbbVie Inc.	613,245

3,911	Alexion Pharmaceuticals Inc., (2)	510,386

1,797	Biogen Inc., (2)	503,483

5,270	Vertex Pharmaceuticals Inc., (2)	399,782
	Total Biotechnology	2,026,896

	Capital Markets – 5.9%

18,166	Charles Schwab Corporation	575,862

22,597	E*Trade Group Inc., (2)	636,332

5,563	Goldman Sachs Group, Inc.	991,549

8,286	NASDAQ Stock Market, Inc.	530,055
	Total Capital Markets	2,733,798

	Chemicals – 5.1%

6,823	Celanese Corporation, Series A	497,533

8,885	Eastman Chemical Company	638,920

7,135	Monsanto Company	718,994

2,222	Sherwin-Williams Company	544,079
	Total Chemicals	2,399,526

	Communications Equipment – 1.9%

29,709	Cisco Systems, Inc.	911,472

NUVEEN	23

Nuveen Large Cap Select Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Consumer Finance – 2.0%

16,847	Discover Financial Services	$948,992

	Containers & Packaging – 1.9%

10,195	International Paper Company	459,081

8,837	WestRock Company	408,181
	Total Containers & Packaging	867,262

	Electric Utilities – 1.1%

3,878	NextEra Energy Inc.	496,384

	Electrical Equipment – 2.2%

9,177	Eaton PLC	585,217

4,164	Hubbell Inc.	435,221
	Total Electrical Equipment	1,020,438

	Energy Equipment & Services – 1.0%

5,796	Schlumberger Limited	453,421

	Equity Real Estate Investment Trusts – 1.0%

4,013	American Tower Corporation, REIT	470,283

	Health Care Equipment & Supplies – 3.6%

23,410	Boston Scientific Corporation, (2)	515,020

8,823	Medtronic, PLC	723,662

4,089	Zimmer Biomet Holdings, Inc.	430,981
	Total Health Care Equipment & Supplies	1,669,663

	Health Care Providers & Services – 2.9%

6,674	Aetna Inc.	716,454

5,257	CIGNA Corporation	624,689
	Total Health Care Providers & Services	1,341,143

	Hotels, Restaurants & Leisure – 2.3%

27,180	Hilton Worldwide Holdings Inc.	614,268

4,660	Wynn Resorts Ltd	440,603
	Total Hotels, Restaurants & Leisure	1,054,871

	Household Durables – 0.9%

2,937	Whirlpool Corporation	440,021

	Internet and Direct Marketing Retail – 4.2%

1,287	Amazon.com, Inc., (2)	1,016,498

627	priceline.com Incorporated, (2)	924,342
	Total Internet and Direct Marketing Retail	1,940,840

	Internet Software & Services – 4.6%

1,704	Alphabet Inc., Class A, (2)	1,380,070

5,685	Facebook Inc., Class A Shares, (3)	744,678
	Total Internet Software & Services	2,124,748

24	NUVEEN

Shares	Description (1)	Value

	IT Services – 2.9%

2,158	Alliance Data Systems Corporation	$441,246

8,527	MasterCard, Inc.	912,560
	Total IT Services	1,353,806

	Machinery – 2.4%

7,282	Ingersoll Rand Company Limited, Class A	490,006

5,481	Stanley Black & Decker Inc.	623,957
	Total Machinery	1,113,963

	Media – 1.8%

13,537	Comcast Corporation, Class A	836,857

	Oil, Gas & Consumable Fuels – 4.8%

11,620	Anadarko Petroleum Corporation	690,693

12,682	Parsley Energy Inc. Class A Shares, (2)	417,238

3,526	Pioneer Natural Resources Company	631,225

17,290	Williams Companies, Inc.	504,868
	Total Oil, Gas & Consumable Fuels	2,244,024

	Pharmaceuticals – 2.6%

10,913	Medicines Company, (2)	359,583

27,437	Pfizer Inc.	870,027
	Total Pharmaceuticals	1,229,610

	Road & Rail – 1.5%

23,062	CSX Corporation	703,622

	Semiconductors & Semiconductor Equipment – 3.9%

3,314	Broadcom Limited	564,308

37,166	Micron Technology, Inc., (2)	637,769

6,358	NXP Semiconductors NV, (2)	635,800
	Total Semiconductors & Semiconductor Equipment	1,837,877

	Software – 10.4%

14,164	Activision Blizzard Inc.	611,460

5,092	Adobe Systems Incorporated, (2)	547,441

6,018	Citrix Systems, (2)	510,326

7,927	Electronic Arts Inc., (2)	622,428

43,123	Microsoft Corporation	2,583,930
	Total Software	4,875,585

	Specialty Retail – 1.1%

12,814	Best Buy Co., Inc.	498,593

	Technology Hardware, Storage & Peripherals – 6.5%

21,653	Apple, Inc.	2,458,483

25,433	Hewlett Packard Enterprise Co	571,480
	Total Technology Hardware, Storage & Peripherals	3,029,963

NUVEEN	25

Nuveen Large Cap Select Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Trading Companies & Distributors – 1.0%

14,915	HD Supply Holdings Inc., (2)	$492,195
	Total Long-Term Investments (cost $43,406,188)	46,349,454

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.4%

	Money Market Funds – 0.4%

203,179	First American Treasury Obligations Fund, Class Z, 0.222%, (3)	$203,179
	Total Short-Term Investments (cost $203,179)	203,179
	Total Investments (cost $43,609,367) – 99.8%	46,552,633
	Other Assets Less Liabilities – 0.2%	101,874
	Net Assets – 100%	$46,654,507

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

26	NUVEEN

Nuveen Small Cap Select Fund

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.8%

	COMMON STOCKS – 97.8%

	Auto Components – 1.3%

44,254	Cooper Tire & Rubber	$1,626,335

	Banks – 10.5%

45,906	Bank of the Ozarks, Inc.	1,696,686

29,745	Banner Corporation	1,342,689

63,775	Customers Bancorp Inc., (3)	1,726,389

52,053	Glacier Bancorp, Inc.	1,471,018

48,510	Renasant Corporation	1,636,727

100,566	Sterling Bancorp.	1,810,188

41,381	Webster Financial Corporation	1,671,792

44,622	Western Alliance Bancorporation, (3)	1,667,078
	Total Banks	13,022,567

	Biotechnology – 3.8%

15,867	Alder Biopharmaceuticals Inc., (2), (3)	384,775

11,491	Bluebird Bio Inc., (2), (3)	548,695

45,145	Emergent BioSolutions, Inc., (3)	1,206,274

7,351	Kite Pharma Inc., (2), (3)	325,576

9,133	Prothena Corporation PLC, (2), (3)	436,740

11,891	Radius Health Inc., (2), (3)	510,362

6,384	Sarepta Therapautics Inc., (2), (3)	250,508

4,399	Tesaro Inc., (2), (3)	531,751

8,303	Ultragenyx Pharmaceutical Inc., (3)	489,794
	Total Biotechnology	4,684,475

	Building Products – 1.3%

75,852	Continental Building Products Inc., (3)	1,551,173

	Capital Markets – 1.3%

30,762	Evercore Partners Inc.	1,653,458

	Chemicals – 2.0%

39,097	Kraton Performance Polymers Inc., (3)	1,002,056

49,065	PolyOne Corporation	1,434,170
	Total Chemicals	2,436,226

	Commercial Services & Supplies – 2.7%

38,232	HNI Corporation	1,554,513

108,886	Interface, Inc.	1,725,843
	Total Commercial Services & Supplies	3,280,356

NUVEEN	27

Nuveen Small Cap Select Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Communications Equipment – 2.9%

27,903	Netgear, Inc., (3)	$1,409,102

41,067	Plantronics Inc.	2,123,575
	Total Communications Equipment	3,532,677

	Construction & Engineering – 1.1%

49,646	MasTec Inc., (3)	1,417,393

	Containers & Packaging – 1.0%

29,167	Berry Plastics Corporation, (3)	1,276,056

	Diversified Consumer Services – 1.0%

16,242	Capella Education Company, (2)	1,187,290

	Electric Utilities – 2.4%

26,682	ALLETE Inc	1,635,340

41,722	PNM Resources Inc.	1,370,568
	Total Electric Utilities	3,005,908

	Electrical Equipment – 2.2%

46,471	Generac Holdings Inc., (3)	1,770,080

16,840	Regal-Beloit Corporation	995,244
	Total Electrical Equipment	2,765,324

	Electronic Equipment, Instruments & Components – 1.5%

133,530	Vishay Intertechnology Inc.	1,882,773

	Energy Equipment & Services – 0.7%

49,933	Matrix Service Company, (3)	883,814

	Equity Real Estate Investment Trusts – 7.5%

92,181	Brandywine Realty Trust	1,428,806

13,736	Entertainment Properties Trust	998,882

53,211	Kite Realty Group Trust	1,326,550

9,392	Life Storage, Inc.	757,465

137,595	Monogram Residential Trust, Inc.	1,450,251

80,332	STAG Industrial Inc.	1,853,259

118,332	Summit Hotel Properties Inc.	1,537,133
	Total Equity Real Estate Investment Trusts	9,352,346

	Food Products – 2.9%

57,676	Snyders Lance Inc.	2,051,535

17,949	Treehouse Foods Inc., (3)	1,570,179
	Total Food Products	3,621,714

	Gas Utilities – 1.3%

22,863	Southwest Gas Corporation	1,656,653

28	NUVEEN

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 2.9%

62,085	Endologix, Inc., (2), (3)	$649,409

34,005	Glaukos Corporation, (3)	1,135,767

29,894	K2M Group Holdings Inc., (3)	510,291

59,055	Nxstage Medical, Inc., (3)	1,342,911
	Total Health Care Equipment & Supplies	3,638,378

	Health Care Providers & Services – 4.7%

49,514	AMN Healthcare Services Inc., (3)	1,624,059

36,540	Diplomat Pharmacy, Inc., (2), (3)	846,632

32,374	HealthSouth Corporation	1,299,816

84,797	Surgery Partners Inc., (3)	1,365,232

40,473	Teladoc, Inc., (2), (3)	657,686
	Total Health Care Providers & Services	5,793,425

	Hotels, Restaurants & Leisure – 4.5%

41,300	BJ’s Restaurants, Inc., (2), (3)	1,490,930

9,409	Buffalo Wild Wings, Inc., (3)	1,370,421

16,252	Jack in the Box Inc., Term Loan	1,523,300

44,900	Marcus Corporation	1,189,850
	Total Hotels, Restaurants & Leisure	5,574,501

	Insurance – 3.6%

72,219	American Equity Investment Life Holding Company	1,294,887

26,879	Amerisafe, Inc.	1,494,472

108,014	CNO Financial Group Inc.	1,628,851
	Total Insurance	4,418,210

	Internet Software & Services – 4.1%

38,676	Cornerstone OnDemand Inc., (3)	1,597,319

43,238	Mimecast Limited, (3)	875,137

41,050	Q2 Holdings Inc., (3)	1,153,505

23,150	SPS Commerce Inc., (3)	1,444,097
	Total Internet Software & Services	5,070,058

	IT Services – 1.6%

89,122	NeuStar, Inc., (2), (3)	2,000,789

	Leisure Products – 1.4%

39,997	Brunswick Corporation	1,739,870

	Life Sciences Tools & Services – 2.0%

41,030	Accelerate Diagnostics Inc., (3)	871,888

41,261	Cambrex Corporation, (3)	1,662,818
	Total Life Sciences Tools & Services	2,534,706

NUVEEN	29

Nuveen Small Cap Select Fund (continued)

Portfolio of Investments	October 31, 2016

Shares	Description (1)	Value

	Machinery – 4.3%

29,279	CLARCOR, Inc.	$1,821,447

41,041	ESCO Technologies Inc.	1,828,377

96,372	NN, Incorporated	1,700,966
	Total Machinery	5,350,790

	Mortgage Real Estate Investment Trusts – 1.3%

212,544	MFA Mortgage Investments, Inc.	1,553,697

	Oil, Gas & Consumable Fuels – 2.8%

138,486	Callon Petroleum Company Del, (3)	1,798,933

48,986	Carrizo Oil & Gas, Inc., (3)	1,657,196
	Total Oil, Gas & Consumable Fuels	3,456,129

	Personal Products – 0.5%

24,577	e.l.f. Beauty, Incorporated, (3)	635,561

	Professional Services – 2.4%

41,200	FTI Consulting Inc., (3)	1,605,152

64,853	Korn Ferry International	1,322,353
	Total Professional Services	2,927,505

	Semiconductors & Semiconductor Equipment – 3.8%

124,755	Cypress Semiconductor Corporation	1,243,807

38,500	Microsemi Corporation, (3)	1,622,005

36,868	MKS Instruments Inc.	1,859,991
	Total Semiconductors & Semiconductor Equipment	4,725,803

	Software – 5.4%

30,305	Broadsoft Inc., (3)	1,259,173

36,018	CommVault Systems, Inc., (3)	1,926,963

15,248	Proofpoint, Incorporated, (2), (3)	1,195,137

61,591	Synchronoss Technologies, Inc., (3)	2,261,005
	Total Software	6,642,278

	Specialty Retail – 1.3%

40,646	Hibbett Sporting Goods, Inc., (2), (3)	1,579,097

	Textiles, Apparel & Luxury Goods – 2.5%

28,370	Deckers Outdoor Corporation, (3)	1,480,630

48,638	Steven Madden Limited, (3)	1,624,508
	Total Textiles, Apparel & Luxury Goods	3,105,138

	Thrifts & Mortgage Finance – 1.3%

117,379	Radian Group Inc.	1,595,181
	Total Long-Term Investments (cost $106,788,196)	121,177,654

30	NUVEEN

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 7.9%

	Money Market Funds – 7.9%

9,852,598	First American Government Obligations Fund, Class X, 0.283%, (4), (5)	$9,852,598
	Total Investments Purchased with Collateral from Securities Lending (cost $9,852,598)	9,852,598

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 3.1%

	Money Market Funds – 3.1%

3,857,627	First American Treasury Obligations Fund, Class Z, 0.222%, (4)	$3,857,627
	Total Short-Term Investments (cost $3,857,627)	3,857,627
	Total Investments (cost $120,498,421) – 108.8%	134,887,879
	Other Assets Less Liabilities – (8.8)%	(10,950,120)
	Net Assets – 100%	$123,937,759

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $9,554,140.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

NUVEEN	31

Statement of

Assets and Liabilities	October 31, 2016

	Large Cap Select	Small Cap Select
Assets
Long-term investments, at value (cost $43,406,188 and $106,788,196, respectively)	$46,349,454	$121,177,654
Investments purchased with collateral from securities lending, at value (cost approximates value)	—	9,852,598
Short-term investments, at value (cost approximates value)	203,179	3,857,627
Receivable for:
Dividends	13,344	30,199
Due from broker	7	9,636
Interest	63	508
Investments sold	1,167,745	904,878
Shares sold	83	353,399
Other assets	24,109	47,618
Total assets	47,757,984	136,234,117
Liabilities
Payable for:
Collateral from securities lending program	—	9,852,598
Investments purchased	1,054,074	1,791,718
Shares redeemed	284	425,649
Accrued expenses:
Directors fees	401	15,687
Management fees	27,625	95,284
12b-1 distribution and service fees	2,626	22,219
Other	18,467	93,203
Total liabilities	1,103,477	12,296,358
Net assets	$46,654,507	$123,937,759
Class A Shares
Net assets	$7,983,011	$67,428,475
Shares outstanding	375,826	7,321,589
Net asset value (“NAV”) per share	$21.24	$9.21
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$22.54	$9.77
Class C Shares
Net assets	$1,074,408	$5,624,713
Shares outstanding	54,205	839,973
NAV and offering price per share	$19.82	$6.70
Class R3 Shares
Net assets	$—	$5,310,285
Shares outstanding	—	622,300
NAV and offering price per share	$—	$8.53
Class I Shares
Net assets	$37,597,088	$45,574,286
Shares outstanding	1,755,363	4,054,544
NAV and offering price per share	$21.42	$11.24
Net assets consist of:
Capital paid-in	$96,037,532	$98,316,209
Undistributed (Over-distribution of) net investment income	252,677	166,586
Accumulated net realized gain (loss)	(52,578,968)	11,065,506
Net unrealized appreciation (depreciation)	2,943,266	14,389,458
Net assets	$46,654,507	$123,937,759
Authorized shares – per class	2 billion	2 billion
Par value per share	$0.0001	$0.0001

See accompanying notes to financial statements.

32	NUVEEN

Statement of

Operations	Year Ended October 31, 2016

	Large Cap Select	Small Cap Select
Investment Income
Dividend and interest income (net of foreign tax withheld of $1,728 and $—, respectively)	$693,839	$1,779,081
Securities lending income, net	10,645	378,739
Total investment income	704,484	2,157,820
Expenses
Management fees	310,199	1,232,603
12b-1 service fees – Class A Shares	19,078	176,865
12b-1 distribution and service fees – Class C Shares	12,239	67,447
12b-1 distribution and service fees – Class R3 Shares	—	31,549
Shareholder servicing agent fees	15,429	265,270
Custodian fees	9,207	19,766
Directors fees	1,257	3,972
Professional fees	22,664	33,704
Shareholder reporting expenses	5,502	43,133
Federal and state registration fees	43,392	57,014
Other	5,119	5,978
Total expenses before fee waiver/expense reimbursement	444,086	1,937,301
Fee waiver/expense reimbursement	(4,413)	—
Net expenses	439,673	1,937,301
Net investment income (loss)	264,811	220,519
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,215,496	14,043,619
Change in net unrealized appreciation (depreciation) of investments	(306,572)	(9,694,484)
Net realized and unrealized gain (loss)	908,924	4,349,135
Net increase (decrease) in net assets from operations	$1,173,735	$4,569,654

See accompanying notes to financial statements.

NUVEEN	33

Statement of

Changes in Net Assets

	Large Cap Select		Small Cap Select
	Year Ended 10/31/16	Year Ended 10/31/15	Year Ended 10/31/16	Year Ended 10/31/15
Operations
Net investment income (loss)	$264,811	$254,629	$220,519	$(102,045)
Net realized gain (loss) from investments	1,215,496	3,227,610	14,043,619	35,032,905
Change in net unrealized appreciation (depreciation) of investments	(306,572)	(2,149,683)	(9,694,484)	(24,021,705)
Net increase (decrease) in net assets from operations	1,173,735	1,332,556	4,569,654	10,909,155
Distributions to Shareholders
From net investment income:
Class A Shares	(18,734)	(26,786)	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class I Shares	(171,210)	(231,222)	—	—
From accumulated net realized gains:
Class A Shares	—	—	(15,055,213)	(25,790,799)
Class C Shares	—	—	(1,864,296)	(2,732,315)
Class R3 Shares	—	—	(1,548,159)	(2,665,298)
Class I Shares	—	—	(10,869,213)	(30,829,009)
Decrease in net assets from distributions to shareholders	(189,944)	(258,008)	(29,336,881)	(62,017,421)
Fund Share Transactions
Proceeds from sale of shares	11,274,510	2,758,955	12,433,450	29,500,410
Proceeds from shares issued to shareholders due to reinvestment of distributions	126,784	178,501	27,114,416	55,704,100
	11,401,294	2,937,456	39,547,866	85,204,510
Cost of shares redeemed	(8,412,340)	(9,475,431)	(84,823,769)	(117,686,278)
Net increase (decrease) in net assets from Fund share transactions	2,988,954	(6,537,975)	(45,275,903)	(32,481,768)
Net increase (decrease) in net assets	3,972,745	(5,463,427)	(70,043,130)	(83,590,034)
Net assets at the beginning of period	42,681,762	48,145,189	193,980,889	277,570,923
Net assets at the end of period	$46,654,507	$42,681,762	$123,937,759	$193,980,889
Undistributed (Over-distribution of) net investment income at the end of period	$252,677	$177,810	$166,586	$(28,198)

See accompanying notes to financial statements.

34	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

Financial

Highlights

Large Cap Select

Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (1/03)
2016	$20.59	$0.09	$0.61	$0.70	$(0.05)	$—	$(0.05)	$21.24
2015	20.13	0.08	0.46	0.54	(0.08)	—	(0.08)	20.59
2014	17.65	0.05	2.48	2.53	(0.05)	—	(0.05)	20.13
2013	13.42	0.07	4.22	4.29	(0.06)	—	(0.06)	17.65
2012	11.73	0.03	1.66	1.69	—	—	—	13.42
Class C (1/03)
2016	19.31	(0.06)	0.57	0.51	—	—	—	19.82
2015	18.96	(0.07)	0.42	0.35	—	—	—	19.31
2014	16.70	(0.09)	2.35	2.26	—	—	—	18.96
2013	12.73	(0.05)	4.02	3.97	—	—	—	16.70
2012	11.21	(0.06)	1.58	1.52	—	—	—	12.73
Class I (1/03)
2016	20.76	0.14	0.62	0.76	(0.10)	—	(0.10)	21.42
2015	20.30	0.13	0.46	0.59	(0.13)	—	(0.13)	20.76
2014	17.79	0.09	2.51	2.60	(0.09)	—	(0.09)	20.30
2013	13.52	0.11	4.26	4.37	(0.10)	—	(0.10)	17.79
2012	11.80	0.07	1.66	1.73	(0.01)	—	(0.01)	13.52

36	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.40%	$7,983	1.22%	0.44%	1.21%	0.45%	116%
2.66	7,383	1.25	0.36	1.25	0.36	124
14.35	6,511	1.31	0.23	1.30	0.24	154
32.14	4,625	1.33	0.43	1.33	0.43	117
14.41	2,924	1.43	0.26	1.43	0.26	127

2.64	1,074	1.97	(0.32)	1.96	(0.31)	116
1.85	684	2.00	(0.38)	2.00	(0.38)	124
13.53	683	2.07	(0.53)	2.05	(0.51)	154
31.08	518	2.07	(0.34)	2.07	(0.34)	117
13.65	195	2.18	(0.49)	2.18	(0.49)	127

3.69	37,597	0.97	0.69	0.96	0.70	116
2.88	34,615	1.00	0.63	1.00	0.63	124
14.66	40,952	1.06	0.48	1.05	0.49	154
32.43	34,444	1.08	0.72	1.08	0.72	117
14.79	34,554	1.18	0.54	1.18	0.54	127

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	37

Financial Highlights (continued)

Small Cap Select

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/92)
2016	$11.01	$0.01	$0.30	$0.31	$—	$(2.11)	$(2.11)	$9.21
2015	14.48	(0.02)	0.37	0.35	—	(3.82)	(3.82)	11.01
2014	15.02	(0.05)	0.87	0.82	(0.02)	(1.34)	(1.36)	14.48
2013	13.54	— *	3.63	3.63	—	(2.15)	(2.15)	15.02
2012	12.44	(0.05)	1.45	1.40	—	(0.30)	(0.30)	13.54
Class C (9/01)
2016	8.64	(0.04)	0.21	0.17	—	(2.11)	(2.11)	6.70
2015	12.28	(0.08)	0.26	0.18	—	(3.82)	(3.82)	8.64
2014	13.00	(0.14)	0.76	0.62	—	(1.34)	(1.34)	12.28
2013	12.09	(0.09)	3.15	3.06	—	(2.15)	(2.15)	13.00
2012	11.22	(0.13)	1.30	1.17	—	(0.30)	(0.30)	12.09
Class R3 (1/94)
2016	10.38	(0.01)	0.27	0.26	—	(2.11)	(2.11)	8.53
2015	13.91	(0.04)	0.33	0.29	—	(3.82)	(3.82)	10.38
2014	14.49	(0.08)	0.84	0.76	—	(1.34)	(1.34)	13.91
2013	13.17	(0.03)	3.50	3.47	—	(2.15)	(2.15)	14.49
2012	12.13	(0.08)	1.42	1.34	—	(0.30)	(0.30)	13.17
Class I (5/92)
2016	12.93	0.04	0.38	0.42	—	(2.11)	(2.11)	11.24
2015	16.30	0.02	0.43	0.45	—	(3.82)	(3.82)	12.93
2014	16.73	(0.02)	0.99	0.97	(0.06)	(1.34)	(1.40)	16.30
2013	14.82	0.04	4.02	4.06	—	(2.15)	(2.15)	16.73
2012	13.54	(0.02)	1.60	1.58	—	(0.30)	(0.30)	14.82

38	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

4.05%	$67,428	1.44%	0.10%	1.44%	0.10%	66%
4.08	82,080	1.42	(0.14)	1.42	(0.14)	75
5.98	100,733	1.43	(0.37)	1.43	(0.37)	90
31.74	161,488	1.34	(0.01)	1.33	— **	78
11.62	155,624	1.36	(0.49)	1.28	(0.41)	71

3.37	5,625	2.19	(0.65)	2.19	(0.65)	66
3.19	8,036	2.17	(0.88)	2.17	(0.88)	75
5.28	8,976	2.19	(1.12)	2.19	(1.12)	90
30.67	10,331	2.09	(0.75)	2.08	(0.74)	78
10.81	10,058	2.11	(1.21)	2.03	(1.13)	71

3.76	5,310	1.69	(0.12)	1.69	(0.12)	66
3.75	7,794	1.67	(0.38)	1.67	(0.38)	75
5.75	11,570	1.68	(0.61)	1.68	(0.61)	90
31.37	19,673	1.59	(0.25)	1.58	(0.25)	78
11.42	18,386	1.61	(0.69)	1.53	(0.61)	71

4.33	45,574	1.19	0.36	1.19	0.36	66
4.29	96,071	1.17	0.11	1.17	0.11	75
6.23	156,292	1.18	(0.11)	1.18	(0.11)	90
32.02	283,064	1.09	0.24	1.08	0.25	78
12.01	261,760	1.11	(0.19)	1.03	(0.11)	71

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.

See accompanying notes to financial statements.

NUVEEN	39

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Large Cap Select Fund (“Large Cap Select”) and Nuveen Small Cap Select Fund (“Small Cap Select”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Funds is October 31, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolio, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

The investment objective of Large Cap Select and Small Cap Select is to seek capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principals generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

40	NUVEEN

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) equal to 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR

NUVEEN	41

Notes to Financial Statements (continued)

conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors (the “Board”) and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service (“pricing service”) is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Large Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$46,349,454	$—	$—	$46,349,454
Short-Term Investments:
Money Market Funds	203,179	—	—	203,179
Total	$46,552,633	$—	$—	$46,552,633

Small Cap Select
Long-Term Investments*:
Common Stocks	$121,177,654	$—	$—	$121,177,654
Investments Purchased with Collateral from Securities Lending	9,852,598	—	—	9,852,598
Short-Term Investments:
Money Market Funds	3,857,627	—	—	3,857,627
Total	$134,887,879	$—	$—	$134,887,879
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

42	NUVEEN

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, the Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.

Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities, when applicable. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Funds. Upon termination, the borrower is required to return to the Funds securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Funds have the right to use the collateral to acquire identical securities. In the event the Funds are delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Funds. Under the Funds’ securities lending agreement, however, the securities lending agent has indemnified the Funds against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

The Funds’ custodian, U.S. Bank National Association, serves as their securities lending agent. Each Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Fund, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.

The following table presents the securities out on loan for the Funds, if any, and the collateral delivered related to those securities as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Small Cap Select	Common Stocks	$9,554,140	$(9,554,140)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

Securities lending fees paid by each Fund during the current fiscal period were as follows:

	Large Cap Select	Small Cap Select
Securities lending fees paid	$1,086	$48,789

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

NUVEEN	43

Notes to Financial Statements (continued)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 10/31/16		Year Ended 10/31/15
Large Cap Select	Shares	Amount	Shares	Amount
Shares sold:
Class A	54,204	$1,127,672	81,389	$1,696,526
Class C	76,566	1,458,171	22,172	431,699
Class I	412,747	8,688,667	29,957	630,730
Shares issued to shareholders due to reinvestment of distributions:
Class A	782	15,925	1,196	24,872
Class C	—	—	—	—
Class I	5,413	110,859	7,340	153,629
	549,712	11,401,294	142,054	2,937,456
Shares redeemed:
Class A	(37,719)	(768,416)	(47,387)	(994,200)
Class C	(57,761)	(1,050,436)	(22,793)	(432,615)
Class I	(329,867)	(6,593,488)	(387,520)	(8,048,616)
	(425,347)	(8,412,340)	(457,700)	(9,475,431)
Net increase (decrease)	124,365	$2,988,954	(315,646)	$(6,537,975)

	Year Ended 10/31/16		Year Ended 10/31/15
Small Cap Select	Shares	Amount	Shares	Amount

Shares sold:
Class A	652,426	$5,830,381	1,193,375	$13,818,203
Class C	45,717	282,999	53,958	483,464
Class R3	132,060	1,086,215	178,413	1,929,280
Class I	487,410	5,233,855	978,280	13,269,463
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,724,098	14,930,690	2,472,811	25,593,597
Class C	279,101	1,769,503	318,086	2,601,946
Class R3	192,470	1,547,457	272,307	2,663,158
Class I	840,452	8,866,766	2,048,260	24,845,399
	4,353,734	39,547,866	7,515,490	85,204,510
Shares redeemed:
Class A	(2,510,592)	(22,602,897)	(3,164,926)	(36,453,448)
Class C	(414,610)	(2,839,116)	(173,411)	(1,585,350)
Class R3	(452,990)	(3,726,307)	(531,855)	(6,042,343)
Class I	(4,701,403)	(55,655,449)	(5,184,892)	(73,605,137)
	(8,079,595)	(84,823,769)	(9,055,084)	(117,686,278)
Net increase (decrease)	(3,725,861)	$(45,275,903)	(1,539,594)	$(32,481,768)

44	NUVEEN

5. Investment Transactions

Long-term purchases and sales (excluding investments purchased with collateral from securities lending) during the current fiscal period were as follows:

	Large Cap Select	Small Cap Select
Purchases	$52,153,806	$92,906,839
Sales	49,317,651	166,853,175

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of October 31, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Large Cap Select	Small Cap Select
Cost of investments	$43,625,372	$122,272,294
Gross unrealized:
Appreciation	$3,868,787	$17,944,861
Depreciation	(941,526)	(5,329,276)
Net unrealized appreciation (depreciation) of investments	$2,927,261	$12,615,585

Permanent differences, primarily due to federal taxes paid, distribution reallocations and tax equalization, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2016, the Funds’ tax year end, as follows:

	Large Cap Select	Small Cap Select
Capital paid-in	$(11)	$1,216,967
Undistributed (Over-distribution of) net investment income	—	(25,735)
Accumulated net realized gain (loss)	11	(1,191,232)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2016, the Funds’ tax year end, were as follows:

	Large Cap Select	Small Cap Select
Undistributed net ordinary income[1]	$252,677	$313,977
Undistributed net long-term capital gains	—	12,839,379
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2016 and October 31, 2015, was designated for purposes of the dividends paid deduction as follows:

2016	Large Cap Select	Small Cap Select
Distributions from net ordinary income[1]	$189,944	$7,985,811
Distributions from net long-term capital gains	—	21,351,070

2015	Large Cap Select	Small Cap Select
Distributions from net ordinary income[1]	$258,008	$15,050,248
Distributions from net long-term capital gains	—	46,967,173
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

NUVEEN	45

Notes to Financial Statements (continued)

As of October 31, 2016, the Funds’ tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.

Large Cap Select
Expiration:
October 31, 2017	$52,562,963
Not subject to expiration	—
Total	$52,562,963

During the Funds’ tax year ended October 31, 2016, Large Cap Select utilized $1,224,920 of its capital loss carryforward.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Small Cap Select
Post-October capital losses[2]	$—
Late-year ordinary losses[3]	132,586
[2]	Capital losses incurred from November 1, 2015 through October 31, 2016, the Funds’ tax year end.
[3]	Ordinary losses incurred from January 1, 2016 through October 31, 2016 and/or specified losses incurred from November 1, 2015 through October 31, 2016.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

	Large Cap Select		Small Cap Select
Average Daily Net Assets	(For the period November 1, 2015 through June 29, 2016)	(Effective June 30, 2016)	(For the period November 1, 2015 through June 29, 2016)	(Effective June 30, 2016)
For the first $125 million	0.5500%	0.5000%	0.7000%	0.6500%
For the next $125 million	0.5375	0.4875	0.6875	0.6375
For the next $250 million	0.5250	0.4750	0.6750	0.6250
For the next $500 million	0.5125	0.4625	0.6625	0.6125
For the next $1 billion	0.5000	0.4500	0.6500	0.6000
For net assets over $2 billion	0.4750	0.4250	0.6250	0.5750

46	NUVEEN

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2016, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Large Cap Select	0.1998%
Small Cap Select	0.1998

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. The expense limitations expiring February 28, 2018 may be terminated or modified prior to that date only with the approval of the Board of Directors of the Funds.

Fund	Expense Cap		Expense Cap Expiration Date
Large Cap Select	0.89	%*	February 28, 2018
Small Cap Select	1.15	**	February 28, 2018
*	Effective June 30, 2016. Prior to June 30, 2016, the Fund’s Expense Cap was 1.05%.
**	Effective June 30, 2016. Prior to June 30, 2016, the Fund did not have an Expense Cap.

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Select	Small Cap Select
Sales charges collected (Unaudited)	$6,074	$15,378
Paid to financial intermediaries (Unaudited)	5,787	13,548

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Select	Small Cap Select
Commission advances (Unaudited)	$5,041	$1,333

NUVEEN	47

Notes to Financial Statements (continued)

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Large Cap Select	Small Cap Select
12b-1 fees retained (Unaudited)	$2,766	$1,706

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Large Cap Select	Small Cap Select
CDSC retained (Unaudited)	$605	$138

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

48	NUVEEN

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodian

U.S. Bank National Association

1555 North Rivercenter Drive
Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Long-Term Capital Gain Distributions: The following Fund hereby designates as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852 (b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended October 31, 2016:

		Small Cap Select
Long-term capital gain dividends		$22,488,506

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Large Cap Select	Small Cap Select
% QDI	100%	26%
% DRD	100%	24%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	49

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: An unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Index: A market-weighted index measuring the performance of the mid-cap segment of the equity market which includes the smallest 800 securities within the Russell 1000® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

50	NUVEEN

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

NUVEEN	51

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Directors of each Fund (the “Board,” and each Director a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews the Investment Management Agreement and the Sub-Advisory Agreement on behalf of such Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Funds. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance

52	NUVEEN

for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of the Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. The Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the funds (subject to limited exceptions) are reduced as asset levels for the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in (or, in certain cases, the adoption of) a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth, including Nuveen Large Cap Select Fund (the “Large Cap Fund”), which reduced both its management fee and temporary expense cap, and Nuveen Small Cap Select Fund (the “Small Cap Fund”), which reduced its management fee and adopted a temporary expense cap.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

NUVEEN	53

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For the Large Cap Fund, the Board noted that, although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in its Performance Peer Group in the third quartile for the one- and five-year periods and ranked in the second quartile in the three-year period. The Board determined that the Fund’s performance was satisfactory.

For the Small Cap Fund, the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the three- and five-year periods and the second quartile in the one-year period. In addition, although the Fund underperformed its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period. The Board determined that the Fund’s performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. In this regard, as noted above, the Board considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to such funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen. In this regard, the Board noted that the Adviser agreed to reduce the management fee and temporary expense cap for the Large Cap Fund, and to reduce the management fee and adopt a temporary expense cap for the Small Cap Fund.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered the fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

54	NUVEEN

The Board noted that the Large Cap Fund had a net management fee slightly higher than its peer average but a net expense ratio below its peer average, and the Small Cap Fund had a net management fee slightly higher than its peer average but a net expense ratio in line with its peer average. The Board also noted that the Adviser agreed to reduce the contractual management fee and temporary expense cap for the Large Cap Fund, and to reduce the contractual management fee and adopt a temporary expense cap for the Small Cap Fund.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, including the Sub-Adviser, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Funds had a sub-adviser, each Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Funds are paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

NUVEEN	55

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that subject to certain exceptions, the funds in the Nuveen complex, including the Funds, pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from expense caps (as applicable), fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year for the funds, and considered the adoption or reduction of temporary expense caps for certain funds. In this regard, the Independent Board Members noted that additional economies of scale were or would be shared with shareholders of the Funds through their temporary expense caps.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

56	NUVEEN

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

NUVEEN	57

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	184
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	184
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	184
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	184

58	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	184
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	184
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	184
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	184
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	184

NUVEEN	59

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	184

Interested Trustee:
William Adams IV(3) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	184
Margo L. Cook(2)(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Co-President (since October 2016), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	184

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 West Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen Investments Holdings, Inc.; Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	104
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	185
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	185

60	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Vice President (since 2016), formerly, Vice President (2011- 2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	185
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	185
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	185
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	185
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	185
Christopher M. Rohrbacher 1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Senior Vice President (since 2011) formerly, Vice President (2008-2011) and Assistant General Counsel (since 2008) of Nuveen Investments Holdings, Inc.; Senior Vice President and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	185
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	185
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2011); formerly Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	104

NUVEEN	61

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	185

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

62	NUVEEN

Notes

NUVEEN	63

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $244 billion in assets as of September 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-FSLCT-1016P        21467-INV-Y-12/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended October 31, 2016	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Dividend Value Fund	18,403	2,139	2,760	0
Nuveen Equity Index Fund	16,471	2,139	2,760	0
Nuveen Large Cap Growth Opportunities Fund	15,016	1,639	2,760	0
Nuveen Large Cap Select Fund	13,476	139	2,760	0
Nuveen Mid Cap Growth Opportunities Fund	17,586	2,000	2,760	0
Nuveen Mid Cap Index Fund	15,902	2,000	2,760	0
Nuveen Mid Cap Value Fund	13,749	1,500	2,760	0
Nuveen Small Cap Growth Opportunities Fund	13,664	0	2,760	0
Nuveen Small Cap Index Fund	13,788	2,000	2,760	0
Nuveen Small Cap Select Fund	13,881	2,000	2,760	0
Nuveen Small Cap Value Fund	14,391	1,500	2,760	0

Total	$166,327	$17,055	$30,360	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Dividend Value Fund	0%	0%	0%	0%
Nuveen Equity Index Fund	0%	0%	0%	0%
Nuveen Large Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Large Cap Select Fund	0%	0%	0%	0%
Nuveen Mid Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Mid Cap Index Fund	0%	0%	0%	0%
Nuveen Mid Cap Value Fund	0%	0%	0%	0%
Nuveen Small Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Small Cap Index Fund	0%	0%	0%	0%
Nuveen Small Cap Select Fund	0%	0%	0%	0%
Nuveen Small Cap Value Fund	0%	0%	0%	0%

Fiscal Year Ended October 31, 2015	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Dividend Value Fund	19,329	0	3,856	0
Nuveen Equity Index Fund	16,214	0	5,762	0
Nuveen Large Cap Growth Opportunities Fund	14,832	0	2,739	0
Nuveen Large Cap Select Fund	13,034	0	2,684	0
Nuveen Mid Cap Growth Opportunities Fund	18,172	0	4,408	0
Nuveen Mid Cap Index Fund	15,671	0	4,246	0
Nuveen Mid Cap Value Fund	13,378	0	2,695	0
Nuveen Small Cap Growth Opportunities Fund	13,281	0	2,689	0
Nuveen Small Cap Index Fund	13,430	0	2,694	0
Nuveen Small Cap Select Fund	13,810	0	5,718	0
Nuveen Small Cap Value Fund	13,389	0	2,692	0

Total	$164,540	$0	$40,185	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Dividend Value Fund	0%	0%	0%	0%
Nuveen Equity Index Fund	0%	0%	0%	0%
Nuveen Large Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Large Cap Select Fund	0%	0%	0%	0%
Nuveen Mid Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Mid Cap Index Fund	0%	0%	0%	0%
Nuveen Mid Cap Value Fund	0%	0%	0%	0%
Nuveen Small Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Small Cap Index Fund	0%	0%	0%	0%
Nuveen Small Cap Select Fund	0%	0%	0%	0%
Nuveen Small Cap Value Fund	0%	0%	0%	0%

Fiscal Year Ended October 31, 2016	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2015	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

		Total Non-Audit Fees
		billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended October 31, 2016	Billed to Trust	reporting of the Trust)	engagements)	Total
Fund Name
Nuveen Dividend Value Fund	2,760	0	0	2,760
Nuveen Equity Index Fund	2,760	0	0	2,760
Nuveen Large Cap Growth Opportunities Fund	2,760	0	0	2,760
Nuveen Large Cap Select Fund	2,760	0	0	2,760
Nuveen Mid Cap Growth Opportunities Fund	2,760	0	0	2,760
Nuveen Mid Cap Index Fund	2,760	0	0	2,760
Nuveen Mid Cap Value Fund	2,760	0	0	2,760
Nuveen Small Cap Growth Opportunities Fund	2,760	0	0	2,760
Nuveen Small Cap Index Fund	2,760	0	0	2,760
Nuveen Small Cap Select Fund	2,760	0	0	2,760
Nuveen Small Cap Value Fund	2,760	0	0	2,760

Total	$30,360	$0	$0	$30,360

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

		Total Non-Audit Fees
		billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended October 31, 2015	Billed to Trust	reporting of the Trust)	engagements)	Total
Fund Name
Nuveen Dividend Value Fund	3,856	0	0	3,856
Nuveen Equity Index Fund	5,762	0	0	5,762
Nuveen Large Cap Growth Opportunities Fund	2,739	0	0	2,739
Nuveen Large Cap Select Fund	2,684	0	0	2,684
Nuveen Mid Cap Growth Opportunities Fund	4,408	0	0	4,409
Nuveen Mid Cap Index Fund	4,246	0	0	4,246
Nuveen Mid Cap Value Fund	2,695	0	0	2,695
Nuveen Small Cap Growth Opportunities Fund	2,689	0	0	2,689
Nuveen Small Cap Index Fund	2,694	0	0	2,694
Nuveen Small Cap Select Fund	5,718	0	0	5,719
Nuveen Small Cap Value Fund	2,692	0	0	2,692

Total	$40,185	$0	$0	$40,185

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme
Vice President and Secretary

Date: January 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: January 9, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 9, 2017